UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices)      (Zip code)

Jonathan de St. Paer

Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Item 1: Report(s) to Shareholders.

Annual Report  |  February 28, 2021
Schwab U.S. REIT ETF

                  Ticker Symbol  SCHH

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedule of Portfolio Holdings are sub-categories of Sector classifications.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended February 28, 2021
Schwab U.S. REIT ETF (Ticker Symbol: SCHH)
Market Price Return[1]	-5.19%
NAV Return[1]	-4.98%
Dow Jones Equity All REIT Capped Index[2]	N/A
REIT Spliced Index	-5.01%
ETF Category: Morningstar Real Estate[3]	5.02%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks are subject to greater volatility than many other asset classes.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones Equity All REIT Capped Index (the Index) is a product of S&P Dow Jones Indices LLC, and the trademark and Index have been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Effective June 22, 2020, the fund changed its index from the Dow Jones U.S. Select REIT IndexTM to the Dow Jones Equity All REIT Capped Index (index) in connection with a change to the fund’s investment objective and investment strategies to invest its assets in accordance with the index. The inception date of the Dow Jones Equity All REIT Capped Index is April 13, 2020.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
On March 1, 2020, with barely more than 200 cases of COVID-19 identified in the U.S., the outbreak had yet to be declared a pandemic by the World Health Organization. At that time, few could have foreseen the dramatic ways COVID-19 would affect our daily lives over the next 12 months as businesses shut down, travel was limited, and market volatility soared. Although most broad equity markets ended the reporting period in strongly positive territory, the first three weeks of March 2020 saw the sharpest drop in stock prices since the Great Recession of 2008. In this time period, the S&P 500® Index, a bellwether for the overall U.S. stock market, fell by nearly 30%. However, extensive emergency fiscal and monetary stimulus prompted a quick recovery. By early June, the S&P 500® Index had regained all the ground it lost in March and went on to set a series of successive new record highs. International equities gained ground as well. On the other hand, the real estate sector lagged, hampered by COVID-19 pandemic-related declines. For the 12-month reporting period ended February 28, 2021, the S&P 500® Index returned 31.3%, while the Dow Jones U.S. Select REIT IndexTM returned 1.5%.
At Charles Schwab Investment Management, we believe that recent market volatility is a reminder of the importance of having a long-term investing plan and a diversified portfolio. We also believe that maintaining exposure to a mix of asset classes that perform differently over time is one of the best ways to help weather market cycles. Since real estate securities tend to be influenced by a different combination of factors than other stocks and bonds, the Schwab U.S. REIT ETF may add another layer of diversification to a portfolio when combined with more traditional asset classes in a portfolio. The Schwab U.S. REIT ETF offers a simple, low-cost way to capture the performance of U.S. REITs.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab U.S. REIT ETF, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ At Charles Schwab Investment Management, we believe that recent market volatility is a reminder of the importance of having a long-term investing plan and a diversified portfolio. ”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
The Investment Environment

For the 12-month reporting period ended February 28, 2021, U.S. equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. Despite a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. Major market indices achieved repeated record highs over the second half of the reporting period. After falling steeply early in the reporting period, U.S. real estate investment trusts (REITs) recovered to some degree throughout the reporting period, although not to the extent of other equities. For the reporting period, the Dow Jones U.S. Select REIT IndexTM returned 1.50%. The FTSE EPRA Nareit Global Index (Net)*, which represents general trends in eligible real estate securities worldwide, returned 0.67%. The overall U.S. stock market, as measured by the S&P 500® Index, returned 31.29% for the same period.
Despite low interest rates, U.S. REITs fell under severe pressure during the first half of the reporting period as funding for development waned and demand in multiple sectors fell. U.S. REITs began to recover as the reporting period progressed—some sub-industries much more than others. Among REIT sub-industries in the Dow Jones U.S. Select REIT IndexTM, returns for the reporting period spanned a wide range. Industrial REITs benefitted from a surge in e-commerce that boosted demand for facilities. Specialized REITs benefited from positive performance of data centers and infrastructure REITs as a result of increased demand for online and mobile communications. Office REITs fell on waning demand due to the shift to remote work and the expectation that the trend may continue beyond the end of the COVID-19 pandemic. Retail REITs were also hard-hit amid diminished consumer spending and prolonged stay-at-home orders.
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
The Investment Environment (continued)

In March 2020, amid the fallout of the growing COVID-19 pandemic, the U.S. economy entered recessionary territory at record speed. Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Federal Reserve (Fed) and U.S. Congress, the U.S. economy has held up relatively well, especially given the intensity of the COVID-19 pandemic’s economic impact. After falling by an annualized rate of 31.4% in the second quarter of 2020, U.S. gross domestic product (GDP) jumped by an annualized rate of 33.4% for the third quarter of 2020, reflecting pent-up consumer demand and government support. GDP grew at an annualized rate of 4.3% in the fourth quarter of 2020. For the full year of 2020, GDP decreased by 3.5%. Unemployment skyrocketed in April, rising to the highest level since the Great Depression, but declined over the remainder of the reporting period, dropping below double digits beginning in August. Inflation remained well below the Fed’s traditional target of 2%, although inflation concerns rose toward the end of the reporting period when the yield on the 10-year U.S. Treasury spiked to its highest level in more than a year.
Central banks around the world, including the Fed, enacted or maintained low—and for some international central banks, negative—interest rates in response to the COVID-19 pandemic. In the U.S., the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%, which it upheld throughout the reporting period. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, which remained in effect throughout the period, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to allow inflation to rise above its previous 2% target for periods of time, even in times of rising employment.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Fund Management

Christopher Bliss, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the fund. Before joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years. Mr. Sinha also spent time as a software consultant at DPM Mellon, LLC and an equity trader at Jane Street Capital.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF as of February 28, 2021

The Schwab U.S. REIT ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. real estate investment trusts (REITs) classified as equities. To pursue its goal, the fund generally invests in securities included in the Dow Jones Equity All REIT Capped Index (the index). The index is a float-adjusted market capitalization weighted index that is subject to capping constraints at each quarterly rebalancing. The index generally includes all publicly traded equity REITs with a minimum float-adjusted market capitalization of $200 million and a three-month median daily value traded of at least $5 million. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended February 28, 2021, U.S. equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. However, despite low interest rates, U.S. REITs fell under severe pressure as funding for development waned and demand in multiple sectors fell. In spite of a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. Major market indices achieved repeated record highs over the second half of the reporting period. U.S. REITs recovered to some degree—some sub-industries much more than others—throughout the reporting period, although not to the extent of other equities.
Performance. For the 12-month reporting period ended February 28, 2021, the fund’s market price return was -5.19% and its NAV return was -4.98% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). On June 22, 2020, the fund transitioned from tracking the Dow Jones U.S. Select REIT IndexTM, which returned 1.50% for the 12-month reporting period, to the new index, the Dow Jones Equity All REIT Capped Index. The Dow Jones Equity All REIT Capped Index has not been in operation for a full calendar year, and therefore has no performance data to present. The REIT Spliced Index returned -5.01% for the same period.
Contributors and Detractors. The industrial REITs sub-industry contributed the most to the total return of the fund over the reporting period. Industrial REITs represented an average weight of approximately 13% of the fund’s investments and returned approximately 20% for the reporting period. One example from this sub-industry is Prologis, Inc. The fund’s holdings of Prologis, Inc. represented an average weight of approximately 8% of the fund’s investments and returned approximately 21% for the reporting period.
The diversified REITs sub-industry also contributed to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately -4% for the reporting period.
The residential REITs sub-industry detracted the most from the total return of the fund over the reporting period. Residential REITs represented an average weight of 18% of the fund’s investments and returned approximately -2% for the reporting period. One example from this sub-industry is AvalonBay Communities, Inc. The fund’s holdings of AvalonBay Communities, Inc. represented an average weight of approximately 3% of the fund’s investments and returned approximately -9% for the reporting period.
The retail REITs sub-industry also detracted from the total return of the fund, representing an average weight of approximately 10% of the fund’s investments and returning approximately -13% for the reporting period.
Management views and portfolio holdings may have changed since the report date.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance and Fund Facts as of February 28, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (February 28, 2011 – February 28, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. REIT ETF (1/13/11)
Market Price Return[2]	-5.19%	3.62%	6.43%
NAV Return[2]	-4.98%	3.61%	6.44%
Dow Jones Equity All REIT Capped Index[3]	N/A	N/A	N/A
REIT Spliced Index	-5.01%	3.68%	6.53%
Dow Jones U.S. Select REIT IndexTM	1.50%	5.06%	7.24%
ETF Category: Morningstar Real Estate[4]	5.02%	6.99%	7.61%
Fund Expense Ratio[5]: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks may be subject to greater volatility than many other asset classes.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones Equity All REIT Capped Index (the Index) is a product of S&P Dow Jones Indices LLC, and the trademark and Index have been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Effective June 22, 2020, the fund changed its index from the Dow Jones U.S. Select REIT IndexTM to the Dow Jones Equity All REIT Capped Index (index) in connection with a change to the fund’s investment objective and investment strategies to invest its assets in accordance with the index. The inception date of the Dow Jones Equity All REIT Capped Index is April 13, 2020.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance and Fund Facts as of February 28, 2021 (continued)

Statistics1
Number of Holdings	142
Weighted Average Market Cap (millions)	$30,711
Price/Earnings Ratio (P/E)	41.8
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	59% [2]
Industry Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Industry Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	Amount is less than 0.05%.
[5]	This list is not a recommendation of any security by the investment adviser.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2020 and held through February 28, 2021.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/20	Ending Account Value (Net of Expenses) at 2/28/21	Expenses Paid During Period 9/1/20-2/28/21[2]
Schwab U.S. REIT ETF
Actual Return	0.07%	$1,000.00	$1,085.50	$0.36
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.45	$0.35

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Financial Statements
Financial Highlights
	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17
Per-Share Data
Net asset value at beginning of period	$42.29	$43.29	$37.08	$42.08	$37.71
Income (loss) from investment operations:
Net investment income (loss)[1]	0.84	1.32	1.29	1.20	1.04
Net realized and unrealized gains (losses)	(3.08)	(1.00)	6.33	(5.28)	4.48
Total from investment operations	(2.24)	0.32	7.62	(4.08)	5.52
Less distributions:
Distributions from net investment income	(1.09)	(1.32)	(1.41)	(0.92)	(1.15)
Net asset value at end of period	$38.96	$42.29	$43.29	$37.08	$42.08
Total return	(4.98%)	0.59%	20.85%	(9.91%)	14.74%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%	0.07%
Net investment income (loss)	2.33%	2.88%	3.17%	2.93%	2.50%
Portfolio turnover rate[2]	59%	6%	7%	8%	14%
Net assets, end of period (x 1,000)	$4,891,906	$5,717,395	$5,127,268	$3,691,377	$3,037,968

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
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Schwab U.S. REIT ETF  |  Annual Report
See financial notes

Schwab U.S. REIT ETF
Portfolio Holdings as of February 28, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.9% of net assets

Diversified REITs 4.0%
Alexander & Baldwin, Inc.	302,885	5,291,401
American Assets Trust, Inc.	210,103	6,530,001
Broadstone Net Lease, Inc., Class A	155,701	2,816,631
Colony Capital, Inc.	2,017,416	11,943,103
Empire State Realty Trust, Inc., Class A	586,721	6,459,798
Essential Properties Realty Trust, Inc.	438,668	10,177,098
Global Net Lease, Inc.	375,655	6,979,670
iStar, Inc.	309,842	5,490,400
PS Business Parks, Inc.	84,161	12,191,563
STORE Capital Corp.	990,703	33,129,108
VEREIT, Inc.	915,266	35,695,374
Washington Real Estate Investment Trust	345,456	7,779,669
WP Carey, Inc.	735,241	50,393,418
		194,877,234

Health Care REITs 9.6%
CareTrust REIT, Inc.	400,981	8,893,759
Community Healthcare Trust, Inc.	92,207	4,041,433
Diversified Healthcare Trust	998,306	4,492,377
Global Medical REIT, Inc.	182,054	2,452,267
Healthcare Realty Trust, Inc.	570,141	16,454,269
Healthcare Trust of America, Inc., Class A	916,359	24,888,310
Healthpeak Properties, Inc.	2,256,827	65,651,097
LTC Properties, Inc.	164,713	6,738,409
Medical Properties Trust, Inc.	2,380,975	51,405,250
National Health Investors, Inc.	187,599	12,807,384
Omega Healthcare Investors, Inc.	951,607	35,342,684
Physicians Realty Trust	872,940	14,839,980
Sabra Health Care REIT, Inc.	867,483	14,938,057
Universal Health Realty Income Trust	53,631	3,322,441
Ventas, Inc.	1,570,210	83,064,109
Welltower, Inc.	1,749,363	118,781,748
		468,113,574

Hotel & Resort REITs 3.5%
Apple Hospitality REIT, Inc.	871,070	12,412,748
Chatham Lodging Trust *	197,579	2,752,275
DiamondRock Hospitality Co. *	836,794	8,468,355
Hersha Hospitality Trust *	152,143	1,691,830
Host Hotels & Resorts, Inc.	2,956,833	49,053,859
Park Hotels & Resorts, Inc.	987,374	21,475,385
Pebblebrook Hotel Trust	549,304	12,447,229
RLJ Lodging Trust	691,154	10,851,118
Ryman Hospitality Properties, Inc.	230,479	17,813,722
Service Properties Trust	691,161	8,874,507
Summit Hotel Properties, Inc. *	443,125	4,586,344
Sunstone Hotel Investors, Inc.	903,055	11,929,357
Xenia Hotels & Resorts, Inc.	476,984	9,525,370
		171,882,099

Security	Number of Shares	Value ($)
Industrial REITs 11.2%
Americold Realty Trust	858,797	30,092,247
Duke Realty Corp.	1,559,206	61,198,835
EastGroup Properties, Inc.	165,844	22,573,027
First Industrial Realty Trust, Inc.	541,158	23,112,858
Industrial Logistics Properties Trust	273,163	5,810,177
Innovative Industrial Properties, Inc.	92,990	18,133,050
Lexington Realty Trust	1,161,683	12,453,242
Monmouth Real Estate Investment Corp.	411,499	7,127,163
Prologis, Inc.	3,064,956	303,645,191
Rexford Industrial Realty, Inc.	547,172	26,111,048
STAG Industrial, Inc.	625,208	19,725,312
Terreno Realty Corp.	286,539	16,057,646
		546,039,796

Office REITs 7.9%
Alexandria Real Estate Equities, Inc.	519,064	82,889,330
Boston Properties, Inc.	593,798	58,863,196
Brandywine Realty Trust	715,352	8,748,755
Columbia Property Trust, Inc.	480,377	6,782,923
Corporate Office Properties Trust	470,540	12,234,040
Cousins Properties, Inc.	623,117	20,899,344
Douglas Emmett, Inc.	691,447	22,644,889
Easterly Government Properties, Inc.	340,808	7,490,960
Equity Commonwealth	509,508	14,373,221
Highwoods Properties, Inc.	435,425	17,399,583
Hudson Pacific Properties, Inc.	637,802	16,321,353
JBG SMITH Properties	466,475	14,810,581
Kilroy Realty Corp.	439,663	27,901,014
Mack-Cali Realty Corp.	360,990	5,043,030
Office Properties Income Trust	202,299	5,116,142
Paramount Group, Inc.	702,660	6,513,658
Piedmont Office Realty Trust, Inc., Class A	528,405	9,014,590
SL Green Realty Corp.	304,034	20,999,629
Vornado Realty Trust	657,479	28,232,148
		386,278,386

Residential REITs 14.4%
American Campus Communities, Inc.	577,062	23,636,459
American Homes 4 Rent, Class A	1,124,583	35,019,514
Apartment Income REIT Corp.	624,135	25,514,639
Apartment Investment & Management Co., Class A	624,417	2,972,225
AvalonBay Communities, Inc.	585,243	102,856,457
Camden Property Trust	408,272	42,521,529
Centerspace	54,333	3,728,874
Equity LifeStyle Properties, Inc.	710,391	43,795,605
Equity Residential	1,435,678	93,907,698
Essex Property Trust, Inc.	273,339	69,644,044
Independence Realty Trust, Inc.	397,005	5,573,950
Invitation Homes, Inc.	2,349,720	68,470,841
Mid-America Apartment Communities, Inc.	479,419	64,592,122
NexPoint Residential Trust, Inc.	92,779	3,807,650
Preferred Apartment Communities, Inc., Class A	207,913	1,711,124

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Schwab U.S. REIT ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Sun Communities, Inc.	450,901	68,514,407
UDR, Inc.	1,234,470	50,823,130
		707,090,268

Retail REITs 10.7%
Acadia Realty Trust	361,066	6,827,758
Agree Realty Corp.	244,697	15,797,638
Alexander's, Inc.	8,970	2,431,857
American Finance Trust, Inc.	456,006	4,040,213
Brixmor Property Group, Inc.	1,243,263	24,467,416
Federal Realty Investment Trust	288,570	29,194,627
Getty Realty Corp.	150,613	4,214,152
Kimco Realty Corp.	1,813,002	33,232,327
Kite Realty Group Trust	352,392	6,755,355
National Retail Properties, Inc.	728,254	31,926,655
NETSTREIT Corp.	59,345	1,042,692
Realty Income Corp.	1,471,350	88,663,551
Regency Centers Corp.	661,512	36,237,627
Retail Opportunity Investments Corp.	494,966	7,825,412
Retail Properties of America, Inc., Class A	898,218	9,458,235
RPT Realty	339,439	3,723,646
Seritage Growth Properties, Class A *	151,223	3,053,192
Simon Property Group, Inc.	1,374,526	155,211,476
SITE Centers Corp.	632,218	8,433,788
Spirit Realty Capital, Inc.	478,686	20,593,072
Tanger Factory Outlet Centers, Inc.	391,521	6,162,541
The Macerich Co.	469,107	6,060,862
Urban Edge Properties	460,308	7,595,082
Weingarten Realty Investors	505,317	12,829,999
		525,779,173

Security & Alarm Services 0.1%
CoreCivic, Inc.	501,403	3,600,074

Specialized REITs 38.5%
American Tower Corp.	1,841,789	398,065,857
CoreSite Realty Corp.	179,339	21,827,350
Crown Castle International Corp.	1,788,251	278,520,093
CubeSmart	818,516	30,252,351
CyrusOne, Inc.	504,823	33,131,533
Digital Realty Trust, Inc.	1,174,469	158,236,208
EPR Properties	312,954	14,139,262
Equinix, Inc.	312,692	202,730,731
Extra Space Storage, Inc.	541,745	68,097,346
Security	Number of Shares	Value ($)
Four Corners Property Trust, Inc.	307,842	8,339,440
Gaming & Leisure Properties, Inc.	905,913	40,222,537
Iron Mountain, Inc.	1,208,019	42,026,981
Lamar Advertising Co., Class A	362,295	31,371,124
Life Storage, Inc.	305,565	25,636,904
National Storage Affiliates Trust	260,820	10,054,611
Outfront Media, Inc.	605,939	12,288,443
PotlatchDeltic Corp.	280,365	14,228,524
Public Storage	637,586	149,156,869
QTS Realty Trust, Inc., Class A	269,482	16,740,222
Rayonier, Inc.	572,000	18,670,080
Safehold, Inc.	59,959	4,571,874
SBA Communications Corp.	465,796	118,838,533
The GEO Group, Inc.	508,182	3,658,910
Uniti Group, Inc.	976,577	11,631,032
VICI Properties, Inc.	2,249,704	64,116,564
Weyerhaeuser Co.	3,129,018	105,979,840
		1,882,533,219
Total Common Stock
(Cost $4,692,503,127)		4,886,193,823

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (a)	1,460,211	1,460,211
Total Other Investment Company
(Cost $1,460,211)		1,460,211

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Dow Jones U.S. Real Estate Index, expires 03/19/21	165	5,623,200	(106,448)
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

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Schwab U.S. REIT ETF
Portfolio Holdings as of February 28, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$4,886,193,823	$—	$—	$4,886,193,823
Other Investment Company[1]	1,460,211	—	—	1,460,211
Liabilities
Futures Contracts[2]	(106,448)	—	—	(106,448)
Total	$4,887,547,586	$—	$—	$4,887,547,586
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab U.S. REIT ETF
Statement of Assets and Liabilities

As of February 28, 2021
Assets
Investments in unaffiliated issuers, at value (cost $4,693,963,338)		$4,887,654,034
Deposit with broker for futures contracts		1,633,000
Receivables:
Fund shares sold		3,896,381
Dividends		2,937,674
Income from securities on loan	+	7,519
Total assets		4,896,128,608
Liabilities
Payables:
Investments bought		3,883,284
Management fees		263,876
Variation margin on futures contracts	+	75,680
Total liabilities		4,222,840
Net Assets
Total assets		4,896,128,608
Total liabilities	–	4,222,840
Net assets		$4,891,905,768
Net Assets by Source
Capital received from investors		5,688,418,921
Total distributable loss		(796,513,153)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,891,905,768		125,550,000		$38.96

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Schwab U.S. REIT ETF
Statement of Operations

For the period March 1, 2020 through February 28, 2021
Investment Income
Dividends		$108,617,688
Securities on loan, net	+	459,035
Total investment income		109,076,723
Expenses
Management fees		3,170,096
Total expenses	–	3,170,096
Net investment income		105,906,627
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(982,911,495)
Net realized gains on in-kind redemptions		366,132,965
Net realized gains on futures contracts	+	2,786,547
Net realized losses		(613,991,983)
Net change in unrealized appreciation (depreciation) on investments		150,110,534
Net change in unrealized appreciation (depreciation) on futures contracts	+	333,725
Net change in unrealized appreciation (depreciation)	+	150,444,259
Net realized and unrealized losses		(463,547,724)
Decrease in net assets resulting from operations		($357,641,097)
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Schwab U.S. REIT ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/20-2/28/21		3/1/19-2/29/20
Net investment income		$105,906,627	$166,469,258
Net realized gains (losses)		(613,991,983)	151,705,325
Net change in unrealized appreciation (depreciation)	+	150,444,259	(323,093,028)
Decrease in net assets resulting from operations		(357,641,097)	(4,918,445)
Distributions to Shareholders
Total distributions		($134,110,850)	($166,671,820)

Transactions in Fund Shares
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		40,350,000	$1,438,051,306	31,500,000	$1,434,130,373
Shares redeemed	+	(50,000,000)	(1,771,789,053)	(14,750,000)	(672,412,627)
Net transactions in fund shares		(9,650,000)	($333,737,747)	16,750,000	$761,717,746
Shares Outstanding and Net Assets
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		135,200,000	$5,717,395,462	118,450,000	$5,127,267,981
Total increase (decrease)	+	(9,650,000)	(825,489,694)	16,750,000	590,127,481
End of period		125,550,000	$4,891,905,768	135,200,000	$5,717,395,462
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Schwab U.S. REIT ETF
Financial Notes

1. Business Structure of the Fund:
Schwab U.S. REIT ETF is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab U.S. REIT ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Broad Market ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab 1000 Index® ETF	Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Large-Cap ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Large-Cap Growth ETF	Schwab 1-5 Year Corporate Bond ETF
Schwab U.S. Large-Cap Value ETF	Schwab 5-10 Year Corporate Bond ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab International Equity ETF	Schwab Fundamental International Large Company Index ETF
Schwab International Small-Cap Equity ETF	Schwab Fundamental International Small Company Index ETF
Schwab Emerging Markets Equity ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab U.S. TIPS ETF
The fund issues and redeems shares at its net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). A chart showing the frequency at which the fund’s daily closing market price was at a discount or premium to the fund’s NAV can be found at www.schwabfunds.com.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain mutual funds and exchange-traded funds (ETFs) referred to as “underlying funds”. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and futures contracts. Investments in mutual funds are valued daily at their NAV, which are classified as Level 1 prices, without consideration to the classification level of the specific underlying securities held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The levels associated with valuing the fund’s investments as of February 28, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreements. Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of February 28, 2021, the fund had no securities on loan.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Pursuant to the Amended and Restated Advisory Agreement (Advisory Agreement) between CSIM and the trust, the investment adviser will pay the operating expenses of the fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictable. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
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Financial Notes (continued)

3. Risk Factors (continued):
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. Due to the composition of the index, the fund concentrates its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The principal types of derivatives used by the fund are futures contracts. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
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Financial Notes (continued)

3. Risk Factors (continued):
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to the Advisory Agreement between CSIM and the trust.
For its advisory services to the fund, CSIM is entitled to receive an annual management fee, payable monthly, equal to 0.07% of the fund’s average daily net assets.
Investment from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of February 28, 2021.
Schwab MarketTrack All Equity Portfolio	0.8%
Schwab MarketTrack Balanced Portfolio	0.4%
Schwab MarketTrack Conservative Portfolio	0.1%
Schwab MarketTrack Growth Portfolio	0.7%
Schwab VIT Balanced Portfolio	0.1%
Schwab VIT Balanced with Growth Portfolio	0.2%
Schwab VIT Growth Portfolio	0.2%
Schwab Target 2010 Index Fund	0.0%*
Schwab Target 2015 Index Fund	0.0%*
Schwab Target 2020 Index Fund	0.1%
Schwab Target 2025 Index Fund	0.2%
Schwab Target 2030 Index Fund	0.4%
Schwab Target 2035 Index Fund	0.3%
Schwab Target 2040 Index Fund	0.4%
Schwab Target 2045 Index Fund	0.2%
Schwab Target 2050 Index Fund	0.3%
Schwab Target 2055 Index Fund	0.2%
Schwab Target 2060 Index Fund	0.2%
Schwab Target 2065 Index Fund	0.0%*
*	Less than 0.05%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The fund may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board under Rule 17a-7 of the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2021, the fund’s total aggregate security transactions with other funds in the Fund Complex was $223,222,089 and includes realized losses of $78,019,161.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board. The fund had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the fund.
State Street Bank and Trust Company (State Street) serves as the fund’s transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the fund’s shares. The transfer agent is also responsible for the order-taking function for the fund’s shares.
State Street also serves as custodian and accountant for the fund. The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by the fund, CSIM paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount the fund borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at February 28, 2021 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures
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Financial Notes (continued)

8. Derivatives (continued):
contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2021, the month-end average notional amounts of futures contracts held by the fund was $9,187,156 and the month-end average number of contracts held was 296.

9. Purchases and Sales of Investment Securities:
For the period ended February 28, 2021, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$2,743,474,094	$2,714,693,140

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of the fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended February 28, 2021, were as follows:
In-Kind Purchases of Securities	In-Kind Sales of Securities
$1,319,725,658	$1,646,015,717
For the period ended February 28, 2021, the fund realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the fund and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the fund’s tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2021 are disclosed in the fund’s Statement of Operations.

11. Federal Income Taxes
As of February 28, 2021, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$4,743,322,173
Gross unrealized appreciation	$459,173,164
Gross unrealized depreciation	(314,947,751)
Net unrealized appreciation (depreciation)	$144,225,413
As of February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Net unrealized appreciation (depreciation) on investments	$144,225,413
Capital loss carryforwards and other losses	(940,738,566)
Total	($796,513,153)
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Financial Notes (continued)

11. Federal Income Taxes (continued):
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and realization for tax purposes of unrealized appreciation or depreciation on futures contracts. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2021, the fund had capital loss carryforwards of $925,636,622 with no expiration available to offset future net capital gains.
For tax purposes, late-year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended February 28, 2021, the fund had ordinary losses deferred of $15,101,944 and had no capital loss carryforwards utilized.
The tax basis components of distributions paid during the current and prior fiscal years were:
Current fiscal year end distributions
Ordinary income	$134,110,850
Prior fiscal year end distributions
Ordinary income	$166,671,820
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations.
As of February 28, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2021, the fund did not incur any interest or penalties.

12. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the fund for the past two fiscal years, the years ended February 28, 2019 and February 29, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the fund’s financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

13. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab U.S. REIT ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab U.S. REIT ETF (the “Fund”), one of the funds constituting Schwab Strategic Trust, as of February 28, 2021, the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended February 29, 2020 and the financial highlights for each of the four years in the period ended February 29, 2020 were audited by other auditors, whose report, dated April 16, 2020, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
April 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

For the fiscal year ended February 28, 2021, the fund designated $1,964,860 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS Form 1099 of the amounts for use in preparing their 2021 income tax return.
For the fiscal year ended February 28, 2021, the fund designates $117,274,868 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amounts for use in preparing their 2021 income tax return.
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Liquidity Risk Management Program  (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Fund’s Board of Trustees (the “Board”) has designated the Fund’s investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Fund’s Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing the Fund’s liquidity risk.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Strategic Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
32
Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Glossary

ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg Barclays US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
Dow Jones Equity All REIT Capped Index  A float-adjusted market cap weighted index that is designed to measure all equity real estate investment trusts (REITs) in the Dow Jones U.S. Total Stock Market Index, as defined by the S&P Dow Jones Indices REIT/RESI Industry Classification Hierarchy, that meet the minimum float market capitalization (FMC) and liquidity thresholds. The aggregate weight of all companies weighing more than 4.5% cannot exceed 22.5%, and no single company’s weight can exceed 10%. The index is reviewed daily based on each company’s capped market capitalization weight. Daily capping is only performed when the sum of companies with weights great than 5% exceeds 25%.
Dow Jones U.S. Select REIT Index   An index that is a float-adjusted market-capitalization weighted index comprised of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub-dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

33
Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
REIT Spliced Index  An internally calculated index, compromised of the Dow Jones U.S. Select REIT Index from the inception of the Schwab U.S. REIT ETF until the close of business on June 19, 2020, and the Dow Jones Equity All REIT Capped Index thereafter. The REIT Spliced Index is published with the permission of S&P Dow Jones Indices LLC, but is not calculated, sponsored or endorsed by S&P Dow Jones Indices LLC.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

34
Schwab U.S. REIT ETF  |  Annual Report

Notes

Schwab U.S. REIT ETF
Schwab ETFs

Schwab ETFs are designed to serve as simple low-cost core investment products for a diversified portfolio. These ETFs seek to provide consistent, repeatable performance through a variety of investment strategies that span the equity and fixed income spectrum. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs
U.S. ETFs
Schwab U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF
International ETFs
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Fixed Income ETFs
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs
1-877-824-5615
© 2021 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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MFR60994-10
00258633

Annual Report  |  February 28, 2021
Schwab Fundamental Index* ETFs

Schwab Fundamental U.S. Broad Market Index ETF	FNDB
Schwab Fundamental U.S. Large Company Index ETF	FNDX
Schwab Fundamental U.S. Small Company Index ETF	FNDA
Schwab Fundamental International Large Company Index ETF	FNDF
Schwab Fundamental International Small Company Index ETF	FNDC
Schwab Fundamental Emerging Markets Large Company Index ETF	FNDE
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended February 28, 2021
Schwab Fundamental U.S. Broad Market Index ETF (Ticker Symbol: FNDB)
Market Price Return[1]	32.62%
NAV Return[1]	33.35%
Russell RAFITM US Index	33.61%
Russell 3000® Index	35.33%
ETF Category: Morningstar Large Value[2]	22.52%
Performance Details	pages 8-10

Schwab Fundamental U.S. Large Company Index ETF (Ticker Symbol: FNDX)
Market Price Return[1]	32.06%
NAV Return[1]	32.40%
Russell RAFITM US Large Company Index	32.68%
Russell 1000® Index	34.28%
ETF Category: Morningstar Large Value[2]	22.52%
Performance Details	pages 11-13

Schwab Fundamental U.S. Small Company Index ETF (Ticker Symbol: FNDA)
Market Price Return[1]	42.80%
NAV Return[1]	42.73%
Russell RAFITM US Small Company Index	42.76%
Russell 2000® Index	51.00%
ETF Category: Morningstar Small Blend[2]	41.65%
Performance Details	pages 14-16
Total Returns for the 12 Months Ended February 28, 2021
Schwab Fundamental International Large Company Index ETF (Ticker Symbol: FNDF)
Market Price Return[1]	25.49%
NAV Return[1]	25.47%
Russell RAFITM Developed ex US Large Company Index (Net)*	25.59%
MSCI EAFE® Index (Net)*	22.46%
ETF Category: Morningstar Foreign Large Value[2]	17.86%
Performance Details	pages 17-19

Schwab Fundamental International Small Company Index ETF (Ticker Symbol: FNDC)
Market Price Return[1]	29.54%
NAV Return[1]	28.97%
Russell RAFITM Developed ex US Small Company Index (Net)*	29.22%
S&P Developed ex-U.S. Small Cap Index (Net)*	33.68%
ETF Category: Morningstar Foreign Small/Mid Blend[2]	29.18%
Performance Details	pages 20-22

Schwab Fundamental Emerging Markets Large Company Index ETF (Ticker Symbol: FNDE)
Market Price Return[1]	18.38%
NAV Return[1]	19.12%
Russell RAFITM Emerging Markets Large Company Index (Net)*	20.02%
MSCI Emerging Markets Index (Net)*	36.05%
ETF Category: Morningstar Diversified Emerging Markets[2]	34.85%
Performance Details	pages 23-25
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — The Schwab Fundamental Index ETFs are not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Index Series (the Indices) or otherwise. The Indices are compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Indices. For full disclaimer please see the funds’ statement of additional information.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
On March 1, 2020, with just over 200 cases of COVID-19 identified in the U.S., the outbreak had yet to be declared a pandemic by the World Health Organization. At that time, few could have foreseen the dramatic ways COVID-19 would affect our daily lives over the next 12 months as businesses shut down, travel was limited, and market volatility soared. Although most broad equity markets ended the reporting period in strongly positive territory, the first three weeks of March 2020 saw the sharpest drop in stock prices since the Great Recession of 2008. In this time period, the S&P 500® Index, a bellwether for the overall U.S. stock market, fell nearly 30%. However, extensive emergency fiscal and monetary stimulus prompted a quick recovery. By early June, the S&P 500® Index had regained all the ground it lost in March. Market speculation produced additional volatility later in the reporting period as investors sharply bid up prices of a few stocks widely covered on popular message boards, so-called “meme stocks,” causing them to rise and fall sharply. Nevertheless, rising corporate earnings and investor’s hopes for rapid vaccine development and deployment drove the S&P 500® Index to a series of successive new record highs. International equities gained ground as well. For the 12-month reporting period ended February 28, 2021, the S&P 500® Index returned 31.3% and the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 22.5%.
At Charles Schwab Investment Management, we believe that recent market volatility is a reminder of the importance of having a long-term investing plan and a diversified portfolio. While it may be tempting to ride a speculative wave, such waves can crash as quickly as they build. That’s why we are committed to providing products like the Schwab Fundamental Index ETFs that can help make it easier for investors to build diversified portfolios. By weighting fund holdings based on objective financial measures of company size, Fundamental Index strategies tend to perform differently over time than traditional market-cap index strategies that use market capitalization to weight the same set of stocks. When the two approaches are combined, we believe a portfolio has the potential for better diversification and more attractive risk-adjusted returns. Offering simple, low-cost access to small- and large-company stocks within the U.S., and developed international and emerging markets, the Schwab Fundamental Index ETFs can serve as part of the core of a diversified portfolio.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Fundamental Index ETFs, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ At Charles Schwab Investment Management, we believe that recent market volatility is a reminder of the importance of having a long-term investing plan and a diversified portfolio. ”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
The Investment Environment

For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. Despite a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. The COVID-19 vaccine rollout helped to fuel the early stages of a shift in the market towards cyclical sectors, beginning in November and December and continuing through the remainder of the reporting period. Major market indices achieved repeated record highs over the second half of the reporting period. The U.S. dollar strengthened against a basket of foreign currencies in March when the COVID-19 pandemic began before generally weakening throughout the remainder of the reporting period, generally enhancing the return of overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 31.29%. Small-cap stocks outperformed large-cap stocks, with the Russell 2000® Index and Russell RAFI™ US Small Company Index returning 51.00% and 42.76%, respectively, and the Russell RAFI™ US Large Company Index returning 32.68%. International equities also posted strong gains. The MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the Russell RAFI™ Developed ex US Large Company Index (Net)* returned 22.46% and 25.59%, respectively, and the MSCI Emerging Markets Index (Net)* and the Russell RAFI™ Emerging Markets Large Company Index (Net)* returned 36.05% and 20.02%, respectively.
In March 2020, amid the fallout of the growing COVID-19 pandemic, the U.S. economy entered recessionary territory at record speed. Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Federal Reserve (Fed) and U.S. Congress, the U.S. economy has held up relatively well, especially given the intensity of the COVID-19 pandemic’s economic impact. After falling by an annualized rate of 31.4% in the second quarter of 2020, U.S. gross domestic product (GDP) jumped by an annualized rate of 33.4% for the third quarter of 2020, reflecting
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
The Investment Environment (continued)

pent-up consumer demand and government support. GDP grew at an annualized rate of 4.3% in the fourth quarter of 2020. For the full year of 2020, GDP decreased by 3.5%. Unemployment skyrocketed in April, rising to the highest level since the Great Depression, but declined over the remainder of the reporting period, dropping below double digits beginning in August. Inflation remained well below the Fed’s traditional target of 2%, although inflation concerns rose toward the end of the reporting period when the yield on the 10-year U.S. Treasury spiked to its highest level in more than a year.
Outside the U.S., conditions were similar as global economies wrestled with dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. Oil prices deteriorated early in the reporting period amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. Oil prices recovered by the end of the reporting period, ending the reporting period at a level unseen since prior to the onset of the COVID-19 pandemic. For the first and second quarters of 2020, GDP contracted in most major economies, including the eurozone, the United Kingdom, and Japan. The eurozone and Japan subsequently recovered much of their losses, but the United Kingdom, which has been particularly hard-hit by the COVID-19 pandemic, suffered its biggest slump in more than three centuries over the course of 2020, effectively wiping out its growth over the past seven years. Over 2020, China was the only major economy to avoid contraction in the face of COVID-19-related shocks and maintained positive GDP growth in the last three quarters of 2020, approaching pre-pandemic growth rates on rising industrial output, strong manufacturing, and a robust real estate market. India, after plunging into one of the worst recessions of any major economy, saw its first positive gain in GDP in the fourth quarter of 2020.
Central banks around the world, including the Fed, enacted or maintained low—and for some international central banks, negative—interest rates in response to the COVID-19 pandemic. In the U.S., the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%, which it upheld throughout the reporting period. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, which remained in effect throughout the period, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to allow inflation to rise above its previous 2% target for periods of time, even in times of rising employment. Outside the U.S., the European Central Bank held its policy rate at 0.00%, unchanged since March 2016, and maintained its asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016. The Bank of England maintained its key official bank rate at 0.10% and also reiterated its commitment to its bond-buying program. Central banks in key emerging market economies—including China, India, Russia, and Thailand—also maintained low rates to counter the effects of the COVID-19 pandemic. Mexico reduced its benchmark interest rate by 0.25% in February.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Fund Management

Christopher Bliss, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Before joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF. Prior to joining CSIM in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF. Prior to this role, Mr. Rios was an associate portfolio manager on the Schwab equity index strategies team for four years. His first role with CSIM was as a trade operations specialist. Prior to joining CSIM in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years. Mr. Sinha also spent time as a software consultant at DPM Mellon, LLC and an equity trader at Jane Street Capital.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF as of February 28, 2021

The Schwab Fundamental U.S. Broad Market Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM US Index (the index). The index measures the performance of the constituent companies by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. Despite a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. The COVID-19 vaccine rollout helped to fuel the early stages of a shift in the market towards cyclical sectors, beginning in November and December and continuing through the remainder of the reporting period. Major market indices achieved repeated record highs over the second half of the reporting period.
Performance. For the 12-month reporting period ended February 28, 2021, the fund generally tracked the index. The fund’s market price return was 32.62% and its NAV return was 33.35% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 33.61% during the same period.
Contributors and Detractors. The information technology sector contributed the most to the total return of the fund. Stocks in the information technology sector represented an average weight of approximately 19% of the fund’s investments and returned approximately 51% for the reporting period. One example from this sector is Apple Inc. The fund’s holdings of Apple Inc. represented an average weight of approximately 5% of the fund’s investments and returned approximately 79% for the reporting period.
The consumer discretionary sector also contributed to the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately 64% for the reporting period.
The utilities sector detracted the most from the total return of the fund. Stocks in the utilities sector represented an average weight of approximately 4% of the fund’s investments and returned approximately -4% for the reporting period. One example from this sector is PG&E Corp., a natural gas and electric service provider. The fund’s holdings of PG&E Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately -32% for the reporting period.
The real estate sector also detracted from the total return of the fund, representing an average weight of approximately 2% of the fund’s investments and returning approximately 8% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Performance and Fund Facts as of February 28, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental U.S. Broad Market Index ETF (8/15/13)
Market Price Return[2]	32.62%	14.56%	11.51%
NAV Return[2]	33.35%	14.61%	11.50%
Russell RAFITM US Index	33.61%	14.86%	11.79%
Russell 3000® Index	35.33%	17.41%	13.72%
ETF Category: Morningstar Large Value[3]	22.52%	11.52%	N/A
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — The Schwab Fundamental U.S. Broad Market Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ US Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Performance and Fund Facts as of February 28, 2021 (continued)

Statistics1
Number of Holdings	1,625
Weighted Average Market Cap (millions)	$232,667
Price/Earnings Ratio (P/E)	21.9
Price/Book Ratio (P/B)	2.3
Portfolio Turnover Rate	14% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF as of February 28, 2021

The Schwab Fundamental U.S. Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM US Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. large-cap stocks underperformed U.S. small-cap stocks over the reporting period. For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. Despite a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. The COVID-19 vaccine rollout helped to fuel the early stages of a shift in the market towards cyclical sectors, beginning in November and December and continuing through the remainder of the reporting period. Major market indices achieved repeated record highs over the second half of the reporting period.
Performance. For the 12-month reporting period ended February 28, 2021, the fund generally tracked the index. The fund’s market price return was 32.06% and its NAV return was 32.40% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 32.68% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The utilities sector detracted from the total return of the fund. Stocks in the utilities sector represented an average weight of approximately 4% of the fund’s investments and returned approximately -5% for the reporting period. One example from this sector is PG&E Corp., a natural gas and electric service provider. The fund’s holdings of PG&E Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately -32% for the reporting period.
While there were no additional sectors that detracted from the total return of the fund over the reporting period, the real estate sector was the smallest contributor to the total return of the fund, representing an average weight of approximately 2% of the fund’s investments and returning 10% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Stocks in the information technology sector represented an average weight of approximately 19% of the fund’s investments and returned approximately 51% for the reporting period. One example from this sector is Apple Inc. The fund’s holdings of Apple Inc. represented an average weight of approximately 6% of the fund’s investments and returned approximately 79% for the reporting period.
The consumer discretionary sector also contributed to the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately 62% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF
Performance and Fund Facts as of February 28, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental U.S. Large Company Index ETF (8/15/13)
Market Price Return[2]	32.06%	14.56%	11.53%
NAV Return[2]	32.40%	14.56%	11.53%
Russell RAFITM US Large Company Index	32.68%	14.81%	11.83%
Russell 1000® Index	34.28%	17.37%	13.89%
ETF Category: Morningstar Large Value[3]	22.52%	11.52%	N/A
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — The Schwab Fundamental U.S. Large Company Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF
Performance and Fund Facts as of February 28, 2021 (continued)

Statistics1
Number of Holdings	705
Weighted Average Market Cap (millions)	$254,839
Price/Earnings Ratio (P/E)	22.0
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	13% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF as of February 28, 2021

The Schwab Fundamental U.S. Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM US Small Company Index (the index). The index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. small-cap stocks outperformed U.S. large-cap stocks over the reporting period. For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. Despite a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. The COVID-19 vaccine rollout helped to fuel the early stages of a shift in the market towards cyclical sectors, beginning in November and December and continuing through the remainder of the reporting period. Major market indices achieved repeated record highs over the second half of the reporting period.
Performance. For the 12-month reporting period ended February 28, 2021, the fund generally tracked the index. The fund’s market price return was 42.80% and the fund’s NAV return was 42.73% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 42.76% during the same period.
Contributors and Detractors. The consumer discretionary sector contributed the most to the total return of the fund. Stocks in the consumer discretionary sector represented an average weight of approximately 15% of the fund’s investments and returned approximately 74% for the reporting period. One example from this sector is Tupperware Brands Corp. The fund’s holdings of Tupperware Brands Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 973% for the reporting period.
The industrials sector also contributed to the total return of the fund, representing an average weight of approximately 19% of the fund’s investments and returning approximately 44% for the reporting period.
The real estate sector detracted the most from the total return of the fund. Stocks in the real estate sector represented an average weight of approximately 10% of the fund’s investments and returned approximately 2% for the reporting period. One example from this sector is Apple Hospitality REIT, Inc., a REIT that owns a portfolio of upscale, select service hotels. The fund’s holdings of Apple Hospitality REIT, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -59% for the reporting period.
The utilities sector also detracted from the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately -1% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF
Performance and Fund Facts as of February 28, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental U.S. Small Company Index ETF (8/15/13)
Market Price Return[2]	42.80%	14.67%	10.79%
NAV Return[2]	42.73%	14.64%	10.78%
Russell RAFITM US Small Company Index	42.76%	14.84%	11.02%
Russell 2000® Index	51.00%	17.92%	11.85%
ETF Category: Morningstar Small Blend[3]	41.65%	14.46%	N/A
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — The Schwab Fundamental U.S. Small Company Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF
Performance and Fund Facts as of February 28, 2021 (continued)

Statistics1
Number of Holdings	921
Weighted Average Market Cap (millions)	$7,811
Price/Earnings Ratio (P/E)	20.9
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	24% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF as of February 28, 2021

The Schwab Fundamental International Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM Developed ex US Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Total Global Cap Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Overall, stocks of large companies in developed international markets generated positive returns for the reporting period. For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. Despite a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. The COVID-19 vaccine rollout helped to fuel the early stages of a shift in the market towards cyclical sectors, beginning in November and December and continuing through the remainder of the reporting period. Major market indices achieved repeated record highs over the second half of the reporting period. International equities also posted strong gains. The U.S. dollar strengthened against a basket of foreign currencies in March when the COVID-19 pandemic began before generally weakening throughout the remainder of the reporting period, generally enhancing the return of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 28, 2021, the fund’s market price return was 25.49% and its NAV return was 25.47% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 25.59%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Singapore detracted from the total return of the fund. Stocks from Singapore represented an average weight of less than 1% of the fund’s investments and returned approximately 7% in U.S. dollar terms for the reporting period. One example from this market is Singapore Telecommunications Ltd., a telecommunications company that offers a diverse range of services including fixed, mobile, data, internet, TV, and digital solutions. The fund’s holdings of Singapore Telecommunications Ltd. represented less than 1% of the fund’s investments and returned approximately -14% in U.S. dollar terms for the reporting period.
While there we no additional countries that detracted from the total return of the fund over the reporting period, stocks from Ireland contributed the least to the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 12% in U.S. dollar terms for the reporting period.
Stocks from Japan contributed the most to the total return of the fund. Japanese stocks represented an average weight of 25% of the fund’s investments and returned approximately 24% in U.S. dollar terms for the reporting period. One example from this market is SoftBank Group Corp., a multinational conglomerate holding company. The fund’s holdings of SoftBank Group Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 102% in U.S. dollar terms for the reporting period.
Stocks from South Korea also contributed to the total return of the fund, representing an average weight of approximately 7% of the fund’s investments and returning approximately 72% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF
Performance and Fund Facts as of February 28, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental International Large Company Index ETF (8/15/13)
Market Price Return[2]	25.49%	10.05%	5.27%
NAV Return[2]	25.47%	9.93%	5.26%
Russell RAFITM Developed ex US Large Company Index (Net)[3]	25.59%	9.98%	5.38%
MSCI EAFE® Index (Net)[3]	22.46%	9.73%	5.37%
ETF Category: Morningstar Foreign Large Value[4]	17.86%	7.68%	N/A
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Index ownership — The Schwab Fundamental International Large Company Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Developed ex US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF
Performance and Fund Facts as of February 28, 2021 (continued)

Statistics1
Number of Holdings	927
Weighted Average Market Cap (millions)	$66,156
Price/Earnings Ratio (P/E)	16.8
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	15% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF as of February 28, 2021

The Schwab Fundamental International Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM Developed ex US Small Company Index (the index). The index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Overall, stocks of small companies in developed international markets generated positive returns for the reporting period. For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. Despite a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. The COVID-19 vaccine rollout helped to fuel the early stages of a shift in the market towards cyclical sectors, beginning in November and December and continuing through the remainder of the reporting period. Major market indices achieved repeated record highs over the second half of the reporting period. International equities also posted strong gains. The U.S. dollar strengthened against a basket of foreign currencies in March when the COVID-19 pandemic began before generally weakening throughout the remainder of the reporting period, generally enhancing the return of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 28, 2021, the fund’s market price return was 29.54% and its NAV return was 28.97% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 29.22%1 during the same period.
Contributors and Detractors. Stocks from Japan contributed the most to the total return of the fund. Japanese stocks represented an average weight of approximately 34% of the fund’s investments and returned approximately 22% in U.S. dollar terms for the reporting period. One example from this market is Ibiden Co., Ltd., an electronics company. The fund’s holdings of Ibiden, Co., Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately 149% in U.S. dollar terms for the reporting period.
Stocks from South Korea also contributed to the total return of the fund, representing an average weight of approximately 6% of the fund’s investments and returning approximately 73% in U.S. dollar terms for the reporting period.
Stocks from Singapore detracted from the total return of the fund. Stocks from Singapore represented an average weight of approximately 2% of the fund’s investments and returned approximately 6% in U.S. dollar terms for the reporting period. One example from this market is Sembcorp Marine Ltd., a global marine and offshore engineering group. The fund’s holdings of Sembcorp Marine Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately -77% in U.S. dollar terms for the reporting period.
While there were no additional countries that detracted from the total return of the fund over the reporting period, stocks from Israel contributed the least to the total return of the fund, representing an average weight of approximately 1% of the fund’s investments and returning approximately 8% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF
Performance and Fund Facts as of February 28, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental International Small Company Index ETF (8/15/13)
Market Price Return[2]	29.54%	10.36%	6.96%
NAV Return[2]	28.97%	10.22%	6.96%
Russell RAFITM Developed ex US Small Company Index (Net)[3]	29.22%	10.44%	7.33%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	33.68%	11.61%	8.04%
ETF Category: Morningstar Foreign Small/Mid Blend[4]	29.18%	10.22%	N/A
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — The Schwab Fundamental International Small Company Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Developed ex US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF
Performance and Fund Facts as of February 28, 2021 (continued)

Statistics1
Number of Holdings	1,591
Weighted Average Market Cap (millions)	$4,071
Price/Earnings Ratio (P/E)	15.8
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	24% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF as of February 28, 2021

The Schwab Fundamental Emerging Markets Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFITM Emerging Markets Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the emerging markets companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks in emerging markets produced positive returns for the reporting period. For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. Despite a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. The COVID-19 vaccine rollout helped to fuel the early stages of a shift in the market towards cyclical sectors, beginning in November and December and continuing through the remainder of the reporting period. Major market indices achieved repeated record highs over the second half of the reporting period. International equities also posted strong gains. The U.S. dollar strengthened against a basket of foreign currencies in March when the COVID-19 pandemic began before generally weakening throughout the remainder of the reporting period, generally enhancing the return of overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 28, 2021, the fund’s market price return was 18.38% and its NAV return was 19.12% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 20.02%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Brazil detracted the most from the total return of the fund. Brazilian stocks represented an average weight of approximately 9% of the fund’s investments and returned approximately -16% in U.S. dollar terms for the reporting period. One example from this market is Itau Unibanco Holding S.A., a financial products and services company. The fund’s holdings of Itau Unibanco Holdings S.A. represented an average weight of approximately 1% of the fund’s investments and returned approximately -34% in U.S. dollar terms for the reporting period.
Stocks from Greece also detracted from the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -29% in U.S. dollar terms for the reporting period.
Stocks from Taiwan contributed the most to the total return of the fund. Taiwanese stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 68% in U.S. dollar terms for the reporting period. One example from this market is Taiwan Semiconductor Manufacturing Co., Ltd. The fund’s holdings of Taiwan Semiconductor Manufacturing Co., Ltd. represented an average weight of approximately 5% of the fund’s investments and returned approximately 114% in U.S. dollar terms for the reporting period.
Stocks from China also contributed to the total return of the fund, representing an average weight of approximately 30% of the fund’s investments and returning approximately 15% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF
Performance and Fund Facts as of February 28, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Fundamental Emerging Markets Large Company Index ETF (8/15/13)
Market Price Return[2]	18.38%	13.55%	4.48%
NAV Return[2]	19.12%	13.65%	4.52%
Russell RAFITM Emerging Markets Large Company Index (Net)[3]	20.02%	14.32%	5.15%
MSCI Emerging Markets Index (Net)[3]	36.05%	15.24%	6.83%
ETF Category: Morningstar Diversified Emerging Markets[4]	34.85%	14.19%	N/A
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
Index ownership — The Schwab Fundamental Emerging Markets Large Company Index ETF is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Emerging Markets Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF
Performance and Fund Facts as of February 28, 2021 (continued)

Statistics1
Number of Holdings	313
Weighted Average Market Cap (millions)	$91,926
Price/Earnings Ratio (P/E)	8.9
Price/Book Ratio (P/B)	0.9
Portfolio Turnover Rate	25% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2020 and held through February 28, 2021.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/20	Ending Account Value (Net of Expenses) at 2/28/21	Expenses Paid During Period 9/1/20-2/28/21[2]
Schwab Fundamental U.S. Broad Market Index ETF
Actual Return	0.25%	$1,000.00	$1,225.60	$1.38
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.56	$1.25
Schwab Fundamental U.S. Large Company Index ETF
Actual Return	0.25%	$1,000.00	$1,209.60	$1.37
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.56	$1.25
Schwab Fundamental U.S. Small Company Index ETF
Actual Return	0.25%	$1,000.00	$1,413.70	$1.50
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.56	$1.25
Schwab Fundamental International Large Company Index ETF
Actual Return	0.25%	$1,000.00	$1,234.60	$1.39
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.56	$1.25
Schwab Fundamental International Small Company Index ETF
Actual Return	0.39%	$1,000.00	$1,211.40	$2.14
Hypothetical 5% Return	0.39%	$1,000.00	$1,022.87	$1.96
Schwab Fundamental Emerging Markets Large Company Index ETF
Actual Return	0.39%	$1,000.00	$1,236.80	$2.16
Hypothetical 5% Return	0.39%	$1,000.00	$1,022.87	$1.96

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Financial Statements
Financial Highlights
	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17
Per-Share Data
Net asset value at beginning of period	$37.17	$37.60	$36.95	$33.82	$27.37
Income (loss) from investment operations:
Net investment income (loss)[1]	0.92	0.94	0.84	0.75	0.67
Net realized and unrealized gains (losses)	11.13	(0.43)	0.62	3.09	6.45
Total from investment operations	12.05	0.51	1.46	3.84	7.12
Less distributions:
Distributions from net investment income	(0.96)	(0.94)	(0.81)	(0.71)	(0.67)
Net asset value at end of period	$48.26	$37.17	$37.60	$36.95	$33.82
Total return	33.35%	1.25%	3.98%	11.51%	26.32%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.32%
Net investment income (loss)	2.36%	2.38%	2.26%	2.14%	2.17%
Portfolio turnover rate[2]	14%	13%	11%	10%	10%
Net assets, end of period (x 1,000)	$284,726	$262,018	$276,382	$260,469	$263,785

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 2.3%
Adient plc *	4,957	183,806
American Axle & Manufacturing Holdings, Inc. *	5,917	57,809
Aptiv plc *	2,494	373,701
Autoliv, Inc. *	1,402	126,180
BorgWarner, Inc.	5,142	231,390
Cooper Tire & Rubber Co.	1,616	92,500
Cooper-Standard Holding, Inc. *	2,004	71,783
Dana, Inc.	3,736	88,954
Dorman Products, Inc. *	251	25,027
Ford Motor Co. *	159,651	1,867,917
Fox Factory Holding Corp. *	91	11,571
General Motors Co.	39,383	2,021,529
Gentex Corp.	2,524	89,299
Gentherm, Inc. *	382	27,042
Harley-Davidson, Inc.	3,080	109,864
LCI Industries	280	39,463
Lear Corp.	1,691	280,858
Modine Manufacturing Co. *	2,122	29,432
Patrick Industries, Inc.	228	17,996
Standard Motor Products, Inc.	359	15,082
Stoneridge, Inc. *	346	10,608
Tenneco, Inc., Class A *	4,736	52,759
Tesla, Inc. *	125	84,437
The Goodyear Tire & Rubber Co. *	21,463	360,793
Thor Industries, Inc.	941	110,153
Veoneer, Inc. *	1,748	48,035
Visteon Corp. *	1,252	159,217
Winnebago Industries, Inc.	271	18,862
		6,606,067

Banks 7.1%
Associated Banc-Corp.	1,749	35,242
Atlantic Union Bankshares Corp.	399	14,655
Axos Financial, Inc. *	322	14,899
BancorpSouth Bank	857	25,761
Bank of America Corp.	72,558	2,518,488
Bank of Hawaii Corp.	337	29,488
Bank OZK	979	40,354
BankUnited, Inc.	1,351	54,297
Banner Corp.	295	15,275
Berkshire Hills Bancorp, Inc.	532	10,725
BOK Financial Corp.	273	23,494
Boston Private Financial Holdings, Inc.	1,261	17,351
Brookline Bancorp, Inc.	670	9,534
Cadence BanCorp	751	15,411
Capitol Federal Financial, Inc.	1,165	15,506
Cathay General Bancorp	663	24,955
Central Pacific Financial Corp.	445	10,070
CIT Group, Inc.	4,155	188,429
Citigroup, Inc.	41,911	2,761,097
Citizens Financial Group, Inc.	6,918	300,518
Columbia Banking System, Inc.	557	24,670
Security	Number of Shares	Value ($)
Comerica, Inc.	2,397	163,236
Commerce Bancshares, Inc.	481	35,608
Community Bank System, Inc.	223	15,875
Credicorp Ltd.	598	95,686
Cullen/Frost Bankers, Inc.	387	40,403
CVB Financial Corp.	595	12,739
Eagle Bancorp, Inc.	210	10,267
East West Bancorp, Inc.	1,099	79,304
Essent Group Ltd.	418	17,234
F.N.B. Corp.	3,498	41,381
Federal Agricultural Mortgage Corp., Class C	106	9,143
Fifth Third Bancorp	11,929	413,817
First BanCorp	1,747	18,326
First Citizens BancShares, Inc., Class A	44	32,467
First Commonwealth Financial Corp.	856	11,479
First Financial Bancorp	686	15,387
First Financial Bankshares, Inc.	350	15,631
First Hawaiian, Inc.	1,279	35,671
First Horizon Corp.	4,685	75,897
First Interstate BancSystem, Inc., Class A	221	10,038
First Merchants Corp.	281	11,816
First Midwest Bancorp, Inc.	850	16,813
First Republic Bank	475	78,256
Flagstar Bancorp, Inc.	298	12,930
Fulton Financial Corp.	1,980	30,591
Glacier Bancorp, Inc.	403	21,843
Great Western Bancorp, Inc.	862	23,127
Hancock Whitney Corp.	982	37,071
Heartland Financial USA, Inc.	212	9,909
Hilltop Holdings, Inc.	573	18,932
Home BancShares, Inc.	1,062	25,955
Hope Bancorp, Inc.	1,495	19,674
Huntington Bancshares, Inc.	10,138	155,517
Independent Bank Corp.	127	10,860
International Bancshares Corp.	453	19,742
Investors Bancorp, Inc.	2,042	27,240
JPMorgan Chase & Co.	30,553	4,496,485
KeyCorp	10,185	205,126
M&T Bank Corp.	1,723	260,070
MGIC Investment Corp.	3,750	45,675
National Bank Holdings Corp., Class A	253	9,804
NBT Bancorp, Inc.	322	11,666
New York Community Bancorp, Inc.	5,961	72,784
Northwest Bancshares, Inc.	1,039	14,671
OFG Bancorp	708	13,671
Old National Bancorp	1,202	21,792
PacWest Bancorp	2,041	73,966
Park National Corp.	102	12,648
People's United Financial, Inc.	3,600	64,584
Pinnacle Financial Partners, Inc.	319	25,893
Popular, Inc.	906	60,539
Prosperity Bancshares, Inc.	438	32,180
Provident Financial Services, Inc.	635	12,846
Radian Group, Inc.	2,094	42,718
Regions Financial Corp.	11,720	241,784
Renasant Corp.	353	13,866
S&T Bancorp, Inc.	315	9,097
Sandy Spring Bancorp, Inc.	268	10,071

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Signature Bank	290	63,319
Simmons First National Corp., Class A	555	16,250
South State Corp.	236	18,611
Sterling Bancorp	1,162	25,366
SVB Financial Group *	178	89,954
Synovus Financial Corp.	1,694	71,673
TCF Financial Corp.	497	22,276
Texas Capital Bancshares, Inc. *	417	31,775
The Bank of NT Butterfield & Son Ltd.	482	17,588
The PNC Financial Services Group, Inc.	4,815	810,653
Towne Bank	428	12,344
Truist Financial Corp.	8,080	460,237
Trustmark Corp.	600	18,096
U.S. Bancorp	17,716	885,800
UMB Financial Corp.	282	23,792
Umpqua Holdings Corp.	2,683	45,799
United Bankshares, Inc.	787	29,080
United Community Banks, Inc.	500	16,530
Valley National Bancorp	2,676	32,781
Walker & Dunlop, Inc.	307	30,596
Washington Federal, Inc.	1,002	30,280
Webster Financial Corp.	850	47,014
Wells Fargo & Co.	97,347	3,521,041
WesBanco, Inc.	389	12,557
Westamerica BanCorp	126	7,574
Western Alliance Bancorp	400	36,604
Wintrust Financial Corp.	466	34,326
WSFS Financial Corp.	227	12,063
Zions Bancorp NA	1,619	86,082
		20,082,081

Capital Goods 8.5%
3M Co.	6,046	1,058,413
A.O. Smith Corp.	1,152	68,394
AAON, Inc.	157	12,105
AAR Corp.	1,001	39,820
Acuity Brands, Inc.	594	73,240
Advanced Drainage Systems, Inc.	138	15,183
AECOM *	2,500	144,725
Aegion Corp. *	853	22,050
AerCap Holdings N.V. *	2,960	142,613
Aerojet Rocketdyne Holdings, Inc. *	264	13,535
AGCO Corp.	1,307	169,230
Air Lease Corp.	1,070	49,070
Alamo Group, Inc.	111	16,942
Albany International Corp., Class A	231	18,261
Allegion plc	345	37,529
Allison Transmission Holdings, Inc.	1,929	73,148
Altra Industrial Motion Corp.	351	20,330
American Woodmark Corp. *	172	16,066
AMETEK, Inc.	1,112	131,183
Apogee Enterprises, Inc.	743	27,788
Applied Industrial Technologies, Inc.	534	45,588
Arcosa, Inc.	767	43,512
Argan, Inc.	253	12,655
Armstrong World Industries, Inc.	285	24,390
Astec Industries, Inc.	354	24,044
Astronics Corp. *	619	9,780
Atkore, Inc. *	491	33,216
AZZ, Inc.	399	20,385
Barnes Group, Inc.	603	31,567
Beacon Roofing Supply, Inc. *	1,192	57,013
Boise Cascade Co.	973	48,592
Builders FirstSource, Inc. *	2,196	95,010
BWX Technologies, Inc.	506	29,353
CAI International, Inc.	320	14,080
Carlisle Cos., Inc.	549	79,742
Security	Number of Shares	Value ($)
Carrier Global Corp.	5,592	204,276
Caterpillar, Inc.	5,304	1,145,027
Chart Industries, Inc. *	181	25,899
CIRCOR International, Inc. *	316	11,253
Colfax Corp. *	1,165	51,668
Columbus McKinnon Corp.	238	11,981
Comfort Systems USA, Inc.	453	28,059
Crane Co.	576	48,303
Cubic Corp.	310	21,529
Cummins, Inc.	1,959	496,019
Curtiss-Wright Corp.	415	45,853
Deere & Co.	2,670	932,150
Donaldson Co., Inc.	1,093	64,389
Douglas Dynamics, Inc.	208	10,021
Dover Corp.	1,215	149,761
DXP Enterprises, Inc. *	467	14,029
Dycom Industries, Inc. *	658	50,390
Eaton Corp. plc	4,845	630,771
EMCOR Group, Inc.	967	94,157
Emerson Electric Co.	6,873	590,391
Encore Wire Corp.	378	24,770
Enerpac Tool Group Corp.	803	19,834
EnerSys	559	50,466
EnPro Industries, Inc.	283	22,736
ESCO Technologies, Inc.	123	12,997
Fastenal Co.	3,035	140,733
Federal Signal Corp.	444	16,166
Flowserve Corp.	1,958	72,446
Fluor Corp. *	15,108	259,253
Fortive Corp.	1,335	87,870
Fortune Brands Home & Security, Inc.	1,349	112,156
Franklin Electric Co., Inc.	339	25,445
GATX Corp.	688	65,656
Generac Holdings, Inc. *	171	56,355
General Dynamics Corp.	3,473	567,731
General Electric Co.	199,005	2,495,523
Gibraltar Industries, Inc. *	228	19,916
GMS, Inc. *	722	26,425
Graco, Inc.	815	56,520
Granite Construction, Inc.	1,608	55,283
Griffon Corp.	769	18,917
H&E Equipment Services, Inc.	826	25,548
HEICO Corp.	84	10,565
HEICO Corp., Class A	160	18,522
Herc Holdings, Inc. *	464	40,721
Hexcel Corp. *	1,186	63,759
Hillenbrand, Inc.	876	40,699
Honeywell International, Inc.	4,855	982,409
Howmet Aerospace, Inc. *	5,623	158,063
Hubbell, Inc.	515	91,418
Huntington Ingalls Industries, Inc.	582	102,380
Hyster-Yale Materials Handling, Inc.	294	25,152
IDEX Corp.	367	71,627
Illinois Tool Works, Inc.	2,501	505,652
Ingersoll Rand, Inc. *	483	22,382
Insteel Industries, Inc.	411	12,692
ITT, Inc.	710	58,916
JELD-WEN Holding, Inc. *	1,079	31,992
John Bean Technologies Corp.	152	22,431
Johnson Controls International plc	8,860	494,299
Kadant, Inc.	71	12,354
Kaman Corp.	437	21,264
Kennametal, Inc.	930	34,745
L3Harris Technologies, Inc.	627	114,058
Lennox International, Inc.	189	52,877
Lincoln Electric Holdings, Inc.	638	75,354
Lindsay Corp.	117	18,749
Lockheed Martin Corp.	1,473	486,458

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Lydall, Inc. *	475	16,544
Masco Corp.	1,850	98,457
Masonite International Corp. *	317	34,781
MasTec, Inc. *	891	77,294
Matrix Service Co. *	1,319	17,899
Maxar Technologies, Inc.	691	33,064
McGrath RentCorp	213	16,542
Meritor, Inc. *	920	27,940
Moog, Inc., Class A	587	45,586
MRC Global, Inc. *	3,817	33,361
MSC Industrial Direct Co., Inc., Class A	725	62,444
Mueller Industries, Inc.	1,056	42,916
Mueller Water Products, Inc., Class A	1,463	18,858
MYR Group, Inc. *	422	24,877
National Presto Industries, Inc.	90	9,210
Navistar International Corp. *	324	14,275
Nordson Corp.	262	50,411
Northrop Grumman Corp.	1,296	377,991
NOW, Inc. *	4,566	48,537
nVent Electric plc	2,007	52,704
Oshkosh Corp.	1,087	115,222
Otis Worldwide Corp.	3,215	204,828
Owens Corning	1,696	137,410
PACCAR, Inc.	3,961	360,411
Parker-Hannifin Corp.	1,073	307,908
Pentair plc	1,584	88,593
Primoris Services Corp.	1,080	36,148
Proto Labs, Inc. *	69	10,052
Quanex Building Products Corp.	738	17,956
Quanta Services, Inc.	2,409	201,995
Raven Industries, Inc.	369	14,465
Raytheon Technologies Corp.	16,984	1,222,678
RBC Bearings, Inc. *	97	19,309
Regal Beloit Corp.	584	79,815
Resideo Technologies, Inc. *	4,450	106,889
REV Group, Inc.	993	12,333
Rexnord Corp.	721	32,409
Rockwell Automation, Inc.	770	187,326
Roper Technologies, Inc.	269	101,580
Rush Enterprises, Inc., Class A	1,242	52,698
Sensata Technologies Holding plc *	1,296	74,248
Simpson Manufacturing Co., Inc.	274	26,704
SiteOne Landscape Supply, Inc. *	100	15,851
Snap-on, Inc.	647	131,412
Spirit AeroSystems Holdings, Inc., Class A	3,840	164,467
SPX FLOW, Inc. *	454	27,948
Standex International Corp.	177	17,357
Stanley Black & Decker, Inc.	1,226	214,354
Teledyne Technologies, Inc. *	121	44,891
Tennant Co.	144	10,973
Terex Corp.	1,807	74,412
Textron, Inc.	4,453	224,164
The Boeing Co. *	6,368	1,350,080
The Greenbrier Cos., Inc.	1,433	67,423
The Manitowoc Co., Inc. *	744	12,120
The Middleby Corp. *	404	59,150
The Timken Co.	887	69,496
The Toro Co.	624	62,880
Titan Machinery, Inc. *	749	18,350
Trane Technologies plc	2,116	324,256
TransDigm Group, Inc. *	248	143,014
Trex Co., Inc. *	224	20,527
TriMas Corp. *	413	13,873
Trinity Industries, Inc.	2,339	75,082
Triton International Ltd.	692	39,984
Tutor Perini Corp. *	2,867	42,145
UFP Industries, Inc.	868	52,948
United Rentals, Inc. *	1,185	352,395
Security	Number of Shares	Value ($)
Univar Solutions, Inc. *	2,897	57,679
Valmont Industries, Inc.	364	86,097
Vectrus, Inc. *	177	9,664
W.W. Grainger, Inc.	470	175,174
Wabash National Corp.	2,024	33,558
Watsco, Inc.	306	74,389
Watts Water Technologies, Inc., Class A	197	22,476
Welbilt, Inc. *	1,450	23,171
WESCO International, Inc. *	2,418	194,117
Westinghouse Air Brake Technologies Corp.	805	58,306
Woodward, Inc.	387	44,203
Xylem, Inc.	905	90,102
		24,159,918

Commercial & Professional Services 1.2%
ABM Industries, Inc.	1,242	53,630
ACCO Brands Corp.	2,609	21,133
ADT, Inc.	1,376	10,471
ASGN, Inc. *	481	44,719
Booz Allen Hamilton Holding Corp.	726	56,004
Brady Corp., Class A	414	21,698
CACI International, Inc., Class A *	187	41,391
CBIZ, Inc. *	429	12,934
Cimpress plc *	118	11,691
Cintas Corp.	379	122,925
Clean Harbors, Inc. *	547	46,577
Copart, Inc. *	395	43,118
CoreCivic, Inc.	4,732	33,976
CoreLogic, Inc.	584	49,441
CoStar Group, Inc. *	29	23,889
Covanta Holding Corp.	2,288	32,146
Deluxe Corp.	1,519	60,046
Equifax, Inc.	514	83,206
Exponent, Inc.	129	12,445
FTI Consulting, Inc. *	261	29,898
Harsco Corp. *	1,326	21,693
Healthcare Services Group, Inc.	1,089	30,982
Herman Miller, Inc.	1,105	42,382
HNI Corp.	892	31,746
Huron Consulting Group, Inc. *	207	10,536
IAA, Inc. *	473	27,732
ICF International, Inc.	213	17,775
IHS Markit Ltd.	1,059	95,479
Insperity, Inc.	223	19,780
Interface, Inc.	1,545	19,189
Jacobs Engineering Group, Inc.	1,400	161,112
KAR Auction Services, Inc.	1,456	20,253
KBR, Inc.	1,573	48,763
Kelly Services, Inc., Class A *	2,330	48,511
Kforce, Inc.	436	22,389
Knoll, Inc.	1,069	17,435
Korn Ferry	707	43,516
Leidos Holdings, Inc.	1,152	101,894
ManpowerGroup, Inc.	2,262	213,623
ManTech International Corp., Class A	260	20,322
Matthews International Corp., Class A	661	23,598
MSA Safety, Inc.	129	20,768
Nielsen Holdings plc	8,989	201,443
Pitney Bowes, Inc.	12,005	101,802
Quad/Graphics, Inc. *	5,034	22,049
R.R. Donnelley & Sons Co. *	14,336	48,742
Republic Services, Inc.	1,512	134,704
Resources Connection, Inc.	1,007	12,849
Robert Half International, Inc.	1,832	142,511
Rollins, Inc.	559	18,542
Science Applications International Corp.	527	45,391
SP Plus Corp. *	566	18,763

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Steelcase, Inc., Class A	2,283	31,825
Stericycle, Inc. *	621	40,284
Team, Inc. *	1,263	14,007
Tetra Tech, Inc.	343	47,461
The Brink's Co.	348	26,737
TransUnion	395	33,263
TriNet Group, Inc. *	150	12,041
TrueBlue, Inc. *	1,667	34,724
UniFirst Corp.	145	35,132
US Ecology, Inc. *	197	7,527
Verisk Analytics, Inc.	370	60,625
Viad Corp.	608	25,439
Waste Management, Inc.	3,006	333,335
		3,320,012

Consumer Durables & Apparel 1.9%
Acushnet Holdings Corp.	311	13,130
American Outdoor Brands, Inc. *	295	5,903
Beazer Homes USA, Inc. *	897	15,850
Brunswick Corp.	954	84,305
Callaway Golf Co.	814	22,751
Capri Holdings Ltd. *	6,091	284,267
Carter's, Inc.	696	58,095
Cavco Industries, Inc. *	53	11,178
Century Communities, Inc. *	251	13,888
Columbia Sportswear Co.	267	27,520
Crocs, Inc. *	273	20,945
D.R. Horton, Inc.	2,795	214,852
Deckers Outdoor Corp. *	207	67,505
Ethan Allen Interiors, Inc.	984	25,210
Fossil Group, Inc. *	6,678	101,105
G-III Apparel Group Ltd. *	2,046	58,904
Garmin Ltd.	845	104,797
Hanesbrands, Inc.	6,121	108,280
Hasbro, Inc.	1,120	104,955
Helen of Troy Ltd. *	180	39,024
iRobot Corp. *	218	27,056
KB Home	830	33,515
Kontoor Brands, Inc.	1,499	63,333
La-Z-Boy, Inc.	879	37,454
Leggett & Platt, Inc.	1,863	80,612
Lennar Corp., Class A	2,028	168,263
LGI Homes, Inc. *	108	11,799
Lululemon Athletica, Inc. *	218	67,946
M.D.C Holdings, Inc.	610	34,508
M/I Homes, Inc. *	417	20,808
Mattel, Inc. *	5,844	118,049
Meritage Homes Corp. *	403	33,977
Mohawk Industries, Inc. *	1,181	206,663
Movado Group, Inc.	654	14,911
Newell Brands, Inc.	5,312	123,079
NIKE, Inc., Class B	5,683	765,955
NVR, Inc. *	28	126,024
Oxford Industries, Inc.	343	26,150
Polaris, Inc.	794	93,501
PulteGroup, Inc.	3,342	150,758
PVH Corp.	2,130	212,915
Ralph Lauren Corp.	1,127	131,949
Skechers U.S.A., Inc., Class A *	1,503	55,010
Smith & Wesson Brands, Inc.	977	16,814
Steven Madden Ltd.	1,333	49,308
Sturm Ruger & Co., Inc.	256	17,459
Tapestry, Inc.	6,170	260,004
Taylor Morrison Home Corp., Class A *	2,339	64,346
Tempur Sealy International, Inc.	1,161	38,789
Toll Brothers, Inc.	1,878	100,323
TopBuild Corp. *	175	33,322
Security	Number of Shares	Value ($)
Tri Pointe Homes, Inc. *	2,322	44,118
Tupperware Brands Corp. *	4,307	131,665
Under Armour, Inc., Class A *	1,997	43,714
Under Armour, Inc., Class C *	2,040	37,128
Universal Electronics, Inc. *	192	11,172
VF Corp.	2,799	221,485
Vista Outdoor, Inc. *	1,798	56,835
Whirlpool Corp.	1,259	239,311
Wolverine World Wide, Inc.	1,330	46,484
		5,398,976

Consumer Services 2.3%
Adtalem Global Education, Inc. *	981	38,553
American Public Education, Inc. *	289	8,508
Aramark	3,822	141,873
Arcos Dorados Holdings, Inc., Class A	2,898	15,272
BJ's Restaurants, Inc. *	595	33,040
Bloomin' Brands, Inc. *	2,211	54,921
Boyd Gaming Corp. *	896	52,595
Bright Horizons Family Solutions, Inc. *	221	35,285
Brinker International, Inc.	1,124	77,095
Caesars Entertainment, Inc. *	842	78,676
Carnival Corp. *	16,373	437,978
Chipotle Mexican Grill, Inc. *	84	121,128
Choice Hotels International, Inc.	126	13,214
Churchill Downs, Inc.	185	42,667
Cracker Barrel Old Country Store, Inc.	364	56,373
Darden Restaurants, Inc.	1,269	174,272
Dave & Buster's Entertainment, Inc. *	974	39,554
Denny's Corp. *	696	12,215
Dine Brands Global, Inc.	210	16,613
Domino's Pizza, Inc.	196	67,916
Extended Stay America, Inc.	4,055	65,245
Fiesta Restaurant Group, Inc. *	735	11,216
frontdoor, Inc. *	254	13,302
Graham Holdings Co., Class B	89	53,474
Grand Canyon Education, Inc. *	268	28,057
H&R Block, Inc.	3,495	67,209
Hilton Grand Vacations, Inc. *	1,032	40,774
Hilton Worldwide Holdings, Inc. *	1,237	152,992
Houghton Mifflin Harcourt Co. *	7,097	43,292
Hyatt Hotels Corp., Class A *	592	52,066
International Game Technology plc	3,261	59,644
Jack in the Box, Inc.	514	52,608
Las Vegas Sands Corp.	3,949	247,207
Laureate Education, Inc., Class A *	1,725	23,719
Marriott International, Inc., Class A *	1,699	251,571
Marriott Vacations Worldwide Corp. *	348	59,059
McDonald's Corp.	5,001	1,030,906
MGM Resorts International	6,355	240,155
Norwegian Cruise Line Holdings Ltd. *	5,239	154,865
Papa John's International, Inc.	183	16,505
Penn National Gaming, Inc. *	751	86,951
Perdoceo Education Corp. *	638	8,211
Planet Fitness, Inc., Class A *	128	11,020
Red Robin Gourmet Burgers, Inc. *	1,041	31,948
Red Rock Resorts, Inc., Class A	878	26,489
Regis Corp. *	1,333	15,663
Royal Caribbean Cruises Ltd.	2,781	259,384
Ruth's Hospitality Group, Inc.	623	14,208
Scientific Games Corp., Class A *	787	36,855
SeaWorld Entertainment, Inc. *	541	26,866
Service Corp. International	1,067	50,960
Six Flags Entertainment Corp.	1,949	86,925
Starbucks Corp.	6,996	755,778
Strategic Education, Inc.	87	7,910
Stride, Inc. *	735	17,677

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Terminix Global Holdings, Inc. *	622	27,996
Texas Roadhouse, Inc.	561	50,984
The Cheesecake Factory, Inc.	1,272	69,896
The Wendy's Co.	2,257	46,111
Travel & Leisure Co.	1,564	94,513
Vail Resorts, Inc.	179	55,343
WW International, Inc. *	350	10,322
Wyndham Hotels & Resorts, Inc.	516	33,684
Wynn Resorts Ltd. *	933	122,904
Yum China Holdings, Inc.	2,412	144,334
Yum! Brands, Inc.	2,608	270,006
		6,544,552

Diversified Financials 5.6%
Affiliated Managers Group, Inc.	891	124,713
AGNC Investment Corp.	2,568	41,165
Ally Financial, Inc.	11,370	471,855
American Express Co.	7,404	1,001,465
Ameriprise Financial, Inc.	1,804	399,117
Annaly Capital Management, Inc.	9,025	74,998
Apollo Commercial Real Estate Finance, Inc.	1,236	16,426
Artisan Partners Asset Management, Inc., Class A	474	22,515
Berkshire Hathaway, Inc., Class B *	13,371	3,215,859
BGC Partners, Inc., Class A	4,091	18,328
BlackRock, Inc.	611	424,339
Blackstone Mortgage Trust, Inc., Class A	814	23,769
Brightsphere Investment Group, Inc.	774	14,009
Cannae Holdings, Inc. *	551	20,580
Capital One Financial Corp.	10,963	1,317,643
Capstead Mortgage Corp.	1,930	11,059
Cboe Global Markets, Inc.	414	40,969
Chimera Investment Corp.	4,230	48,814
CME Group, Inc.	1,019	203,494
Cohen & Steers, Inc.	120	7,726
Compass Diversified Holdings	948	22,420
Credit Acceptance Corp. *	59	21,418
Discover Financial Services	7,888	742,024
Donnelley Financial Solutions, Inc. *	980	25,470
Eaton Vance Corp.	873	63,790
Encore Capital Group, Inc. *	276	9,224
Enova International, Inc. *	661	20,293
Equitable Holdings, Inc.	4,614	136,436
Evercore, Inc., Class A	654	78,330
FactSet Research Systems, Inc.	97	29,479
Federated Hermes, Inc.	1,245	33,266
FirstCash, Inc.	357	22,605
Franklin Resources, Inc.	9,356	244,847
Green Dot Corp., Class A *	253	11,957
Greenhill & Co., Inc.	819	12,359
Houlihan Lokey, Inc.	207	13,157
Intercontinental Exchange, Inc.	1,722	189,954
Invesco Ltd.	10,582	237,248
Invesco Mortgage Capital, Inc.	4,090	15,910
Janus Henderson Group plc	1,851	54,105
Jefferies Financial Group, Inc.	3,371	97,894
Ladder Capital Corp., Class A	1,579	18,064
Lazard Ltd., Class A	1,807	69,913
LPL Financial Holdings, Inc.	770	101,286
MarketAxess Holdings, Inc.	41	22,794
MFA Financial, Inc.	7,879	31,674
Moelis & Co., Class A	419	21,637
Moody's Corp.	450	123,700
Morgan Stanley	12,128	932,279
Morningstar, Inc.	76	17,043
MSCI, Inc.	155	64,251
Nasdaq, Inc.	432	59,741
Security	Number of Shares	Value ($)
Navient Corp.	10,018	124,023
Nelnet, Inc., Class A	241	17,497
New Residential Investment Corp.	7,398	76,051
New York Mortgage Trust, Inc.	3,687	15,375
Northern Trust Corp.	1,463	139,175
OneMain Holdings, Inc.	1,177	55,213
PennyMac Mortgage Investment Trust	984	18,666
Piper Sandler Cos.	127	13,503
PRA Group, Inc. *	457	16,845
PROG Holdings, Inc.	1,108	55,400
Raymond James Financial, Inc.	819	95,610
Redwood Trust, Inc.	1,736	17,082
S&P Global, Inc.	653	215,072
Santander Consumer USA Holdings, Inc.	2,583	64,575
SEI Investments Co.	980	54,880
SLM Corp.	3,380	53,370
Starwood Property Trust, Inc.	2,851	65,088
State Street Corp.	3,428	249,456
Stifel Financial Corp.	600	36,648
Synchrony Financial	16,187	626,113
T. Rowe Price Group, Inc.	1,938	314,227
The Bank of New York Mellon Corp.	11,709	493,651
The Charles Schwab Corp. (a)	6,004	370,567
The Goldman Sachs Group, Inc.	4,473	1,429,034
Two Harbors Investment Corp.	3,273	23,631
Virtus Investment Partners, Inc.	63	15,807
Voya Financial, Inc.	2,795	168,483
Waddell & Reed Financial, Inc., Class A	2,862	71,808
WisdomTree Investments, Inc.	2,132	11,300
World Acceptance Corp. *	170	21,514
		15,973,075

Energy 8.4%
Antero Resources Corp. *	23,382	210,438
APA Corp.	9,575	188,915
Arch Resources, Inc.	838	40,157
Archrock, Inc.	2,142	22,084
Baker Hughes Co.	20,028	490,285
Cabot Oil & Gas Corp.	2,626	48,607
Callon Petroleum Co. *	946	24,189
Centennial Resource Development, Inc., Class A *	10,311	40,832
ChampionX Corp. *	1,659	35,287
Cheniere Energy, Inc. *	582	39,221
Chevron Corp.	35,670	3,567,000
Cimarex Energy Co.	990	57,410
CNX Resources Corp. *	4,251	53,605
ConocoPhillips	22,429	1,166,532
CONSOL Energy, Inc. *	3,627	39,208
Continental Resources, Inc. *	1,301	31,458
Core Laboratories N.V.	804	28,574
Cosan Ltd., A Shares	1,785	32,898
CVR Energy, Inc.	1,040	22,963
Delek US Holdings, Inc.	3,279	80,532
Devon Energy Corp.	10,765	231,878
Diamondback Energy, Inc.	690	47,803
Dril-Quip, Inc. *	632	21,463
EOG Resources, Inc.	6,206	400,659
EQT Corp. *	2,841	50,541
Equitrans Midstream Corp.	2,552	18,451
Exterran Corp. *	2,697	14,753
Exxon Mobil Corp.	116,341	6,325,460
Forum Energy Technologies, Inc. *	759	16,205
Frank's International N.V. *	3,958	17,930
GasLog Ltd.	2,150	12,664
Green Plains, Inc. *	2,400	60,768
Halliburton Co.	17,812	388,836

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Helix Energy Solutions Group, Inc. *	3,104	15,210
Helmerich & Payne, Inc.	4,008	115,150
Hess Corp.	3,218	210,876
HollyFrontier Corp.	7,284	275,918
International Seaways, Inc.	537	9,312
Kinder Morgan, Inc.	27,229	400,266
Kosmos Energy Ltd.	7,190	22,145
Liberty Oilfield Services, Inc., Class A	1,102	12,882
Magnolia Oil & Gas Corp., Class A *	1,215	14,653
Marathon Oil Corp.	27,865	309,302
Marathon Petroleum Corp.	21,277	1,162,150
Matador Resources Co. *	831	17,360
Murphy Oil Corp.	6,582	107,484
Nabors Industries Ltd.	1,337	148,420
Newpark Resources, Inc. *	5,120	17,715
NexTier Oilfield Solutions, Inc. *	2,888	13,429
Nordic American Tankers Ltd.	3,176	9,433
NOV, Inc.	18,189	274,654
Occidental Petroleum Corp.	30,925	822,914
Oceaneering International, Inc. *	7,921	93,468
Oil States International, Inc. *	5,321	39,003
ONEOK, Inc.	5,216	231,017
Par Pacific Holdings, Inc. *	1,111	19,631
Patterson-UTI Energy, Inc.	11,800	87,320
PBF Energy, Inc., Class A *	12,823	182,087
PDC Energy, Inc. *	1,381	48,266
Peabody Energy Corp. *	19,700	84,710
Phillips 66	16,702	1,387,101
Pioneer Natural Resources Co.	1,474	218,992
ProPetro Holding Corp. *	1,709	19,602
QEP Resources, Inc.	19,668	67,658
Range Resources Corp. *	5,766	55,584
Renewable Energy Group, Inc. *	663	51,562
REX American Resources Corp. *	138	12,982
RPC, Inc. *	3,244	20,599
Schlumberger N.V.	36,545	1,019,971
Scorpio Tankers, Inc.	855	12,620
SFL Corp., Ltd.	1,637	12,343
SM Energy Co.	11,912	165,100
Southwestern Energy Co. *	4,719	19,112
Targa Resources Corp.	5,536	171,228
Teekay Tankers Ltd., Class A *	675	8,498
The Williams Cos., Inc.	12,387	282,919
Tidewater, Inc. *	1,684	20,983
Transocean Ltd. *	45,779	158,853
US Silica Holdings, Inc.	3,743	49,819
Valero Energy Corp.	19,158	1,474,783
Whiting Petroleum Corp. *	521	17,870
World Fuel Services Corp.	6,879	213,799
		24,034,359

Food & Staples Retailing 2.5%
BJ's Wholesale Club Holdings, Inc. *	428	17,197
Casey's General Stores, Inc.	465	93,911
Costco Wholesale Corp.	3,122	1,033,382
Ingles Markets, Inc., Class A	594	30,864
Performance Food Group Co. *	2,107	114,284
PriceSmart, Inc.	456	43,981
Rite Aid Corp. *	7,090	138,822
SpartanNash Co.	3,184	58,044
Sprouts Farmers Market, Inc. *	2,351	49,630
Sysco Corp.	5,125	408,104
The Andersons, Inc.	1,633	42,687
The Chefs' Warehouse, Inc. *	436	13,577
The Kroger Co.	23,036	741,990
United Natural Foods, Inc. *	7,590	200,755
US Foods Holding Corp. *	6,448	235,094
Security	Number of Shares	Value ($)
Walgreens Boots Alliance, Inc.	27,503	1,318,219
Walmart, Inc.	20,381	2,647,899
Weis Markets, Inc.	362	19,349
		7,207,789

Food, Beverage & Tobacco 3.5%
Altria Group, Inc.	23,232	1,012,915
Archer-Daniels-Midland Co.	18,320	1,036,546
B&G Foods, Inc.	1,213	36,790
Brown-Forman Corp., Class B	966	69,146
Bunge Ltd.	7,017	537,362
Cal-Maine Foods, Inc. *	551	20,993
Calavo Growers, Inc.	197	14,824
Campbell Soup Co.	1,415	64,354
Coca-Cola Consolidated, Inc.	31	7,956
Coca-Cola European Partners plc	2,376	121,057
Conagra Brands, Inc.	3,575	121,300
Constellation Brands, Inc., Class A	828	177,308
Darling Ingredients, Inc. *	1,519	95,758
Flowers Foods, Inc.	2,292	49,851
Fresh Del Monte Produce, Inc.	1,506	38,764
General Mills, Inc.	5,225	287,427
Hormel Foods Corp.	2,064	95,708
Hostess Brands, Inc. *	715	10,289
Ingredion, Inc.	1,338	120,688
J&J Snack Foods Corp.	126	20,004
John B Sanfilippo & Son, Inc.	123	10,635
Kellogg Co.	2,212	127,655
Keurig Dr Pepper, Inc.	1,171	35,739
Lamb Weston Holdings, Inc.	470	37,492
Lancaster Colony Corp.	130	22,707
McCormick & Co., Inc. Non-Voting Shares	793	66,834
Molson Coors Beverage Co., Class B	3,222	143,218
Mondelez International, Inc., Class A	12,316	654,719
Monster Beverage Corp. *	1,293	113,448
Nomad Foods Ltd. *	1,197	28,273
PepsiCo, Inc.	9,085	1,173,691
Philip Morris International, Inc.	14,270	1,198,965
Pilgrim's Pride Corp. *	1,273	28,502
Post Holdings, Inc. *	419	40,249
Sanderson Farms, Inc.	439	66,947
The Boston Beer Co., Inc., Class A *	28	28,804
The Coca-Cola Co.	22,230	1,089,048
The Hain Celestial Group, Inc. *	830	35,009
The Hershey Co.	861	125,405
The J.M. Smucker Co.	1,411	158,032
The Kraft Heinz Co.	9,037	328,766
TreeHouse Foods, Inc. *	948	47,419
Tyson Foods, Inc., Class A	5,669	383,621
Universal Corp.	849	43,146
Vector Group Ltd.	1,692	23,096
		9,950,460

Health Care Equipment & Services 5.1%
Abbott Laboratories	5,953	713,050
ABIOMED, Inc. *	53	17,201
Acadia Healthcare Co., Inc. *	865	47,783
Align Technology, Inc. *	124	70,322
Allscripts Healthcare Solutions, Inc. *	1,843	28,437
Amedisys, Inc. *	86	21,813
AmerisourceBergen Corp.	2,222	224,911
AMN Healthcare Services, Inc. *	379	27,618
Anthem, Inc.	3,452	1,046,612
Avanos Medical, Inc. *	332	15,265
Baxter International, Inc.	2,494	193,759
Becton Dickinson & Co.	908	218,964

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Boston Scientific Corp. *	3,063	118,783
Brookdale Senior Living, Inc. *	7,157	41,654
Cantel Medical Corp. *	235	17,456
Cardinal Health, Inc.	8,682	447,297
Centene Corp. *	4,284	250,785
Cerner Corp.	1,972	136,344
Chemed Corp.	70	31,165
Cigna Corp.	1,829	383,907
Community Health Systems, Inc. *	5,375	46,010
CONMED Corp.	137	16,859
Covetrus, Inc. *	2,372	88,144
CVS Health Corp.	25,411	1,731,251
Danaher Corp.	1,606	352,790
DaVita, Inc. *	1,741	177,808
DENTSPLY SIRONA, Inc.	1,654	87,778
Edwards Lifesciences Corp. *	884	73,460
Encompass Health Corp.	736	59,204
Globus Medical, Inc., Class A *	247	15,438
Haemonetics Corp. *	163	20,619
HCA Healthcare, Inc.	3,218	553,593
Henry Schein, Inc. *	1,721	106,444
Hill-Rom Holdings, Inc.	344	36,694
HMS Holdings Corp. *	378	13,905
Hologic, Inc. *	1,119	80,669
Humana, Inc.	1,504	570,994
ICU Medical, Inc. *	66	13,695
IDEXX Laboratories, Inc. *	68	35,372
Integer Holdings Corp. *	167	14,728
Integra LifeSciences Holdings Corp. *	214	14,625
Intuitive Surgical, Inc. *	172	126,730
Invacare Corp.	992	9,027
Laboratory Corp. of America Holdings *	739	177,293
LENSAR, Inc. *	389	3,517
LHC Group, Inc. *	81	14,719
LivaNova plc *	207	16,051
Magellan Health, Inc. *	663	61,871
Masimo Corp. *	93	23,318
McKesson Corp.	4,345	736,564
MEDNAX, Inc. *	3,718	90,831
Medtronic plc	9,270	1,084,312
Merit Medical Systems, Inc. *	212	11,813
ModivCare, Inc. *	162	20,778
Molina Healthcare, Inc. *	407	88,221
National HealthCare Corp.	197	13,701
Neogen Corp. *	120	9,830
NextGen Healthcare, Inc. *	672	12,566
NuVasive, Inc. *	274	16,530
Omnicell, Inc. *	116	14,720
Owens & Minor, Inc.	4,267	145,121
Patterson Cos., Inc.	2,534	78,706
Premier, Inc., Class A	465	15,726
Quest Diagnostics, Inc.	1,393	161,017
ResMed, Inc.	345	66,509
Select Medical Holdings Corp. *	1,296	41,018
STERIS plc	331	57,859
Stryker Corp.	1,195	290,015
Teleflex, Inc.	106	42,201
Tenet Healthcare Corp. *	2,969	151,478
The Cooper Cos., Inc.	146	56,375
The Ensign Group, Inc.	306	25,098
Tivity Health, Inc. *	764	18,183
Triple-S Management Corp., Class B *	912	23,074
UnitedHealth Group, Inc.	6,753	2,243,482
Universal Health Services, Inc., Class B *	1,289	161,550
Varex Imaging Corp. *	645	14,790
Varian Medical Systems, Inc. *	457	80,098
Veeva Systems, Inc., Class A *	57	15,966
Security	Number of Shares	Value ($)
West Pharmaceutical Services, Inc.	151	42,378
Zimmer Biomet Holdings, Inc.	965	157,353
		14,583,595

Household & Personal Products 1.2%
Central Garden & Pet Co. *	101	4,606
Central Garden & Pet Co., Class A *	423	17,559
Church & Dwight Co., Inc.	1,224	96,390
Colgate-Palmolive Co.	4,746	356,899
Coty, Inc., Class A *	7,244	55,561
Edgewell Personal Care Co.	1,208	36,953
Energizer Holdings, Inc.	373	15,591
Herbalife Nutrition Ltd. *	874	39,313
Kimberly-Clark Corp.	1,853	237,795
Medifast, Inc.	60	15,179
Nu Skin Enterprises, Inc., Class A	1,207	61,774
Spectrum Brands Holdings, Inc.	405	31,408
The Clorox Co.	569	103,017
The Estee Lauder Cos., Inc., Class A	751	214,681
The Procter & Gamble Co.	15,830	1,955,480
USANA Health Sciences, Inc. *	197	19,121
WD-40 Co.	50	15,588
		3,276,915

Insurance 3.4%
Aflac, Inc.	10,125	484,886
Alleghany Corp.	138	89,207
Ambac Financial Group, Inc. *	828	14,035
American Equity Investment Life Holding Co.	1,586	43,821
American Financial Group, Inc.	789	84,186
American International Group, Inc.	33,527	1,473,512
American National Group, Inc.	95	8,552
AMERISAFE, Inc.	178	10,417
Aon plc, Class A	1,527	347,713
Arch Capital Group Ltd. *	2,031	72,750
Argo Group International Holdings Ltd.	473	21,857
Arthur J. Gallagher & Co.	810	97,038
Assurant, Inc.	480	59,146
Assured Guaranty Ltd.	3,124	138,143
Athene Holding Ltd., Class A *	1,334	60,817
Axis Capital Holdings Ltd.	1,202	60,737
Brighthouse Financial, Inc. *	842	33,587
Brown & Brown, Inc.	963	44,202
Chubb Ltd.	3,389	550,984
Cincinnati Financial Corp.	1,215	118,912
CNA Financial Corp.	438	18,632
CNO Financial Group, Inc.	3,644	87,675
Employers Holdings, Inc.	308	10,253
Everest Re Group Ltd.	455	110,023
Fidelity National Financial, Inc.	3,160	120,965
First American Financial Corp.	1,259	66,148
Genworth Financial, Inc., Class A *	17,127	53,436
Globe Life, Inc.	952	88,917
Horace Mann Educators Corp.	309	11,909
James River Group Holdings Ltd.	341	15,655
Kemper Corp.	399	30,172
Lincoln National Corp.	4,206	239,195
Loews Corp.	4,476	213,998
Markel Corp. *	60	65,328
Marsh & McLennan Cos., Inc.	2,855	328,953
MBIA, Inc. *	2,416	17,637
Mercury General Corp.	411	24,002
MetLife, Inc.	13,170	758,592
Old Republic International Corp.	3,951	76,373
Primerica, Inc.	360	50,843
Principal Financial Group, Inc.	3,791	214,495

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
ProAssurance Corp.	2,071	51,257
Prudential Financial, Inc.	7,755	672,514
Reinsurance Group of America, Inc.	924	112,940
RenaissanceRe Holdings Ltd.	256	42,747
RLI Corp.	198	20,659
Safety Insurance Group, Inc.	145	11,467
Selective Insurance Group, Inc.	414	28,082
Stewart Information Services Corp.	553	26,102
The Allstate Corp.	4,642	494,837
The Hanover Insurance Group, Inc.	393	45,333
The Hartford Financial Services Group, Inc.	4,772	241,893
The Progressive Corp.	3,087	265,328
The Travelers Cos., Inc.	6,268	911,994
United Fire Group, Inc.	317	9,336
Universal Insurance Holdings, Inc.	691	10,289
Unum Group	5,335	141,271
W.R. Berkley Corp.	1,215	84,236
White Mountains Insurance Group Ltd.	42	50,192
Willis Towers Watson plc	516	113,850
		9,752,030

Materials 3.9%
AdvanSix, Inc. *	1,097	30,497
Air Products and Chemicals, Inc.	916	234,148
Albemarle Corp.	877	137,873
Alcoa Corp. *	9,677	237,570
Allegheny Technologies, Inc. *	2,523	49,602
Alpha Metallurgical Resources, Inc. *	2,782	41,730
AptarGroup, Inc.	385	50,077
Arconic Corp. *	1,291	28,299
Ashland Global Holdings, Inc.	672	56,529
Avery Dennison Corp.	673	117,916
Avient Corp.	1,218	52,642
Axalta Coating Systems Ltd. *	1,690	46,205
Balchem Corp.	135	16,114
Ball Corp.	1,239	105,798
Berry Global Group, Inc. *	1,266	70,136
Cabot Corp.	969	47,704
Carpenter Technology Corp.	1,238	50,337
Celanese Corp.	1,350	187,528
Century Aluminum Co. *	1,424	19,552
CF Industries Holdings, Inc.	3,478	157,484
Clearwater Paper Corp. *	590	20,656
Cleveland-Cliffs, Inc.	6,604	88,097
Commercial Metals Co.	2,916	73,337
Compass Minerals International, Inc.	458	28,895
Constellium SE *	1,346	17,821
Corteva, Inc.	4,413	199,247
Crown Holdings, Inc. *	806	77,021
Domtar Corp.	2,826	104,703
Dow, Inc.	4,118	244,239
DuPont de Nemours, Inc.	12,446	875,203
Eagle Materials, Inc.	416	52,158
Eastman Chemical Co.	2,471	269,981
Ecolab, Inc.	1,232	257,932
Element Solutions, Inc.	1,538	27,761
Ferro Corp. *	862	13,680
FMC Corp.	336	34,168
Freeport-McMoRan, Inc. *	11,459	388,575
GCP Applied Technologies, Inc. *	640	15,866
Glatfelter Corp.	888	14,252
Graphic Packaging Holding Co.	4,344	68,939
Greif, Inc., Class A	560	27,048
H.B. Fuller Co.	520	29,156
Hecla Mining Co.	3,104	20,269
Huntsman Corp.	4,723	128,938
Ingevity Corp. *	262	18,204
Security	Number of Shares	Value ($)
Innospec, Inc.	245	24,610
International Flavors & Fragrances, Inc.	573	77,647
International Paper Co.	7,715	383,050
Kaiser Aluminum Corp.	302	34,458
Kraton Corp. *	1,007	37,450
Linde plc	2,501	610,919
Livent Corp. *	895	16,665
Louisiana-Pacific Corp.	1,439	68,511
LyondellBasell Industries N.V., Class A	6,846	705,754
Martin Marietta Materials, Inc.	415	139,801
Materion Corp.	311	21,297
Mercer International, Inc.	1,076	16,538
Minerals Technologies, Inc.	493	35,116
Myers Industries, Inc.	504	11,159
Neenah, Inc.	292	16,153
NewMarket Corp.	72	27,287
Newmont Corp.	2,589	140,790
Nucor Corp.	7,413	443,446
O-I Glass, Inc. *	6,156	71,902
Olin Corp.	4,565	141,241
Orion Engineered Carbons S.A.	1,241	21,966
Packaging Corp. of America	1,090	143,902
PPG Industries, Inc.	2,665	359,295
Quaker Chemical Corp.	50	14,119
Rayonier Advanced Materials, Inc. *	3,906	36,131
Reliance Steel & Aluminum Co.	1,468	194,070
Royal Gold, Inc.	140	14,519
RPM International, Inc.	849	67,614
Schnitzer Steel Industries, Inc., Class A	1,263	43,624
Schweitzer-Mauduit International, Inc.	523	24,424
Sealed Air Corp.	2,570	107,683
Sensient Technologies Corp.	443	34,488
Silgan Holdings, Inc.	979	36,771
Sonoco Products Co.	1,321	78,692
Southern Copper Corp.	591	42,156
Steel Dynamics, Inc.	4,571	190,062
Stepan Co.	221	26,672
Summit Materials, Inc., Class A *	1,321	36,605
SunCoke Energy, Inc.	3,189	20,378
The Chemours Co.	3,596	84,614
The Mosaic Co.	12,322	362,267
The Scotts Miracle-Gro Co.	229	48,811
The Sherwin-Williams Co.	276	187,774
TimkenSteel Corp. *	3,059	24,717
Trinseo S.A.	1,452	93,959
Tronox Holdings plc, Class A	1,590	29,161
United States Steel Corp.	12,871	213,787
US Concrete, Inc. *	365	18,783
Valvoline, Inc.	912	22,764
Verso Corp., Class A	1,745	21,813
Vulcan Materials Co.	696	116,225
W.R. Grace & Co.	600	35,556
Warrior Met Coal, Inc.	2,462	47,197
Westlake Chemical Corp.	555	47,502
Westrock Co.	6,633	289,132
Worthington Industries, Inc.	780	49,834
		11,044,748

Media & Entertainment 4.7%
Activision Blizzard, Inc.	2,369	226,500
Alphabet, Inc., Class A *	799	1,615,506
Alphabet, Inc., Class C *	799	1,627,451
Altice USA, Inc., Class A *	3,663	123,113
AMC Entertainment Holdings, Inc., Class A (b)	4,572	36,622
AMC Networks, Inc., Class A *	1,294	84,873
Cable One, Inc.	12	22,978

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Cars.com, Inc. *	2,022	23,597
Charter Communications, Inc., Class A *	803	492,576
Cinemark Holdings, Inc.	2,917	65,487
Comcast Corp., Class A	40,995	2,161,256
Discovery, Inc., Class A *	1,732	91,848
Discovery, Inc., Class C *	3,850	173,250
DISH Network Corp., Class A *	2,675	84,289
Electronic Arts, Inc.	1,247	167,061
Facebook, Inc., Class A *	4,585	1,181,188
Fox Corp., Class A	4,158	138,503
Fox Corp., Class B	1,893	60,444
Gannett Co., Inc. *	9,154	45,312
Gray Television, Inc. *	973	17,660
IAC/InterActiveCorp *	261	63,901
iHeartMedia, Inc., Class A *	2,023	28,464
John Wiley & Sons, Inc., Class A	805	42,407
Liberty Media Corp. - Liberty Formula One, Class C *	584	25,638
Liberty Media Corp. - Liberty SiriusXM, Class A *	1,657	73,587
Liberty Media Corp. - Liberty SiriusXM, Class C *	3,117	137,522
Liberty TripAdvisor Holdings, Inc., Class A *	2,750	15,483
Lions Gate Entertainment Corp., Class A *	821	11,921
Lions Gate Entertainment Corp., Class B *	1,858	23,299
Live Nation Entertainment, Inc. *	460	40,876
Madison Square Garden Entertainment Corp. *	78	8,406
Madison Square Garden Sports Corp. *	73	14,042
Meredith Corp. *	1,199	29,711
MSG Networks, Inc., Class A *	708	12,008
National CineMedia, Inc.	2,876	13,575
Netflix, Inc. *	144	77,594
News Corp., Class A	5,765	135,189
News Corp., Class B	1,823	41,783
Nexstar Media Group, Inc., Class A	340	46,767
Omnicom Group, Inc.	2,837	194,987
Scholastic Corp.	824	23,731
Sinclair Broadcast Group, Inc., Class A	1,550	47,942
Sirius XM Holdings, Inc.	5,079	29,712
Spotify Technology S.A. *	66	20,287
Take-Two Interactive Software, Inc. *	217	40,028
TEGNA, Inc.	3,170	57,789
The E.W. Scripps Co., Class A	707	13,306
The Interpublic Group of Cos., Inc.	4,519	118,036
The Marcus Corp. *	522	10,252
The New York Times Co., Class A	519	26,557
The Walt Disney Co. *	13,625	2,575,670
TripAdvisor, Inc. *	1,133	56,219
Twitter, Inc. *	870	67,042
ViacomCBS, Inc., Class B	11,602	748,213
Yandex N.V., Class A *	613	39,223
Yelp, Inc. *	551	20,778
Zynga, Inc., Class A *	2,251	25,099
		13,396,558

Pharmaceuticals, Biotechnology & Life Sciences 4.9%
AbbVie, Inc.	14,161	1,525,706
Agilent Technologies, Inc.	1,156	141,113
Alexion Pharmaceuticals, Inc. *	823	125,713
Alkermes plc *	456	8,682
Amgen, Inc.	4,973	1,118,527
Bio-Rad Laboratories, Inc., Class A *	51	29,809
Bio-Techne Corp.	68	24,595
Biogen, Inc. *	1,262	344,375
BioMarin Pharmaceutical, Inc. *	146	11,305
Bristol-Myers Squibb Co.	8,710	534,184
Security	Number of Shares	Value ($)
Bruker Corp.	425	25,916
Catalent, Inc. *	329	37,411
Charles River Laboratories International, Inc. *	134	38,343
Elanco Animal Health, Inc. *	1,645	54,055
Eli Lilly and Co.	2,821	577,995
Emergent BioSolutions, Inc. *	124	11,904
Gilead Sciences, Inc.	20,205	1,240,587
Horizon Therapeutics plc *	147	13,364
ICON plc *	268	48,422
Illumina, Inc. *	213	93,594
Incyte Corp. *	160	12,586
IQVIA Holdings, Inc. *	1,077	207,635
Jazz Pharmaceuticals plc *	414	69,569
Johnson & Johnson	17,615	2,791,273
Lannett Co., Inc. *	1,169	7,084
Merck & Co., Inc.	19,135	1,389,584
Mettler-Toledo International, Inc. *	81	90,400
Myriad Genetics, Inc. *	1,455	44,363
Nektar Therapeutics *	453	10,279
PDL BioPharma, Inc. *(c)	5,139	12,693
PerkinElmer, Inc.	385	48,545
Perrigo Co., plc	1,133	45,728
Pfizer, Inc.	60,905	2,039,708
PRA Health Sciences, Inc. *	207	30,514
Prestige Consumer Healthcare, Inc. *	360	15,016
Regeneron Pharmaceuticals, Inc. *	195	87,861
Syneos Health, Inc. *	256	19,802
Taro Pharmaceutical Industries Ltd. *	157	11,225
Thermo Fisher Scientific, Inc.	1,025	461,332
United Therapeutics Corp. *	636	106,326
Vertex Pharmaceuticals, Inc. *	79	16,791
Viatris, Inc. *	16,036	238,135
Waters Corp. *	399	109,278
Zoetis, Inc.	863	133,972
		14,005,299

Real Estate 2.6%
Acadia Realty Trust	813	15,374
Alexander & Baldwin, Inc.	1,473	25,733
Alexandria Real Estate Equities, Inc.	283	45,192
American Assets Trust, Inc.	301	9,355
American Campus Communities, Inc.	1,101	45,097
American Finance Trust, Inc.	1,209	10,712
American Homes 4 Rent, Class A	842	26,220
American Tower Corp.	924	199,704
Americold Realty Trust	414	14,507
Apartment Income REIT Corp.	1,045	42,720
Apartment Investment & Management Co., Class A	950	4,522
Apple Hospitality REIT, Inc.	4,195	59,779
Ashford Hospitality Trust, Inc. *	4,170	14,303
AvalonBay Communities, Inc.	657	115,468
Boston Properties, Inc.	1,236	122,525
Brandywine Realty Trust	2,145	26,233
Brixmor Property Group, Inc.	4,160	81,869
Brookfield Property REIT, Inc., Class A	1,128	19,740
Camden Property Trust	507	52,804
CBRE Group, Inc., Class A *	2,854	216,248
Centerspace	124	8,510
Chatham Lodging Trust *	1,219	16,981
Colony Capital, Inc.	19,346	114,528
Columbia Property Trust, Inc.	1,757	24,809
CorePoint Lodging, Inc.	2,429	22,128
CoreSite Realty Corp.	101	12,293
Corporate Office Properties Trust	883	22,958
Cousins Properties, Inc.	502	16,837

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Crown Castle International Corp.	1,335	207,926
CubeSmart	878	32,451
Cushman & Wakefield plc *	678	10,495
CyrusOne, Inc.	337	22,117
DiamondRock Hospitality Co. *	4,057	41,057
Digital Realty Trust, Inc.	2,785	375,223
Diversified Healthcare Trust	11,888	53,496
Douglas Emmett, Inc.	917	30,032
Duke Realty Corp.	1,360	53,380
EastGroup Properties, Inc.	103	14,019
Empire State Realty Trust, Inc., Class A	2,212	24,354
EPR Properties	716	32,349
Equinix, Inc.	203	131,613
Equity Commonwealth	722	20,368
Equity LifeStyle Properties, Inc.	499	30,763
Equity Residential	2,217	145,014
Essex Property Trust, Inc.	269	68,539
Extra Space Storage, Inc.	464	58,325
Federal Realty Investment Trust	450	45,527
First Industrial Realty Trust, Inc.	436	18,622
Franklin Street Properties Corp.	2,528	12,539
Gaming & Leisure Properties, Inc.	981	43,556
Global Net Lease, Inc.	643	11,947
Healthcare Realty Trust, Inc.	735	21,212
Healthcare Trust of America, Inc., Class A	990	26,888
Healthpeak Properties, Inc.	3,343	97,248
Hersha Hospitality Trust *	1,732	19,260
Highwoods Properties, Inc.	871	34,805
Host Hotels & Resorts, Inc.	13,195	218,905
Hudson Pacific Properties, Inc.	949	24,285
Invitation Homes, Inc.	1,445	42,107
Iron Mountain, Inc.	3,978	138,395
iStar, Inc.	789	13,981
JBG SMITH Properties	557	17,685
Jones Lang LaSalle, Inc. *	788	137,096
Kennedy-Wilson Holdings, Inc.	1,057	19,829
Kilroy Realty Corp.	527	33,443
Kimco Realty Corp.	4,019	73,668
Kite Realty Group Trust	1,423	27,279
Lamar Advertising Co., Class A	642	55,591
Lexington Realty Trust	2,043	21,901
Life Storage, Inc.	358	30,036
LTC Properties, Inc.	220	9,000
Mack-Cali Realty Corp.	1,138	15,898
Marcus & Millichap, Inc. *	248	9,392
Medical Properties Trust, Inc.	1,522	32,860
Mid-America Apartment Communities, Inc.	513	69,116
National Health Investors, Inc.	199	13,586
National Retail Properties, Inc.	734	32,179
New Senior Investment Group, Inc.	2,773	16,943
Newmark Group, Inc., Class A	1,518	15,210
Office Properties Income Trust	605	15,300
Omega Healthcare Investors, Inc.	1,217	45,199
Outfront Media, Inc.	2,599	52,708
Paramount Group, Inc.	2,425	22,480
Park Hotels & Resorts, Inc.	6,377	138,700
Pebblebrook Hotel Trust	1,423	32,245
Pennsylvania Real Estate Investment Trust	7,469	14,938
Physicians Realty Trust	743	12,631
Piedmont Office Realty Trust, Inc., Class A	1,774	30,264
PotlatchDeltic Corp.	404	20,503
Preferred Apartment Communities, Inc., Class A	942	7,753
Prologis, Inc.	1,392	137,905
PS Business Parks, Inc.	96	13,907
Public Storage	560	131,006
QTS Realty Trust, Inc., Class A	196	12,176
Rayonier, Inc.	1,183	38,613
Security	Number of Shares	Value ($)
Realogy Holdings Corp. *	9,111	137,394
Realty Income Corp.	982	59,175
Regency Centers Corp.	904	49,521
Retail Opportunity Investments Corp.	960	15,178
Retail Properties of America, Inc., Class A	4,098	43,152
RLJ Lodging Trust	3,706	58,184
RPT Realty	1,632	17,903
Ryman Hospitality Properties, Inc.	505	39,031
Sabra Health Care REIT, Inc.	1,137	19,579
SBA Communications Corp.	124	31,636
Seritage Growth Properties, Class A *	642	12,962
Service Properties Trust	7,014	90,060
Simon Property Group, Inc.	3,336	376,701
SITE Centers Corp.	3,537	47,184
SL Green Realty Corp.	1,261	87,097
Spirit Realty Capital, Inc.	760	32,695
STAG Industrial, Inc.	385	12,147
STORE Capital Corp.	694	23,207
Summit Hotel Properties, Inc. *	2,026	20,969
Sun Communities, Inc.	244	37,076
Sunstone Hotel Investors, Inc.	4,156	54,901
Tanger Factory Outlet Centers, Inc.	2,798	44,041
The GEO Group, Inc.	3,462	24,926
The Howard Hughes Corp. *	241	22,864
The Macerich Co.	5,847	75,543
UDR, Inc.	1,253	51,586
Uniti Group, Inc.	4,065	48,414
Urban Edge Properties	1,245	20,543
Ventas, Inc.	4,004	211,812
VEREIT, Inc.	2,129	83,031
VICI Properties, Inc.	1,285	36,623
Vornado Realty Trust	1,783	76,562
Washington Prime Group, Inc.	4,172	25,992
Washington Real Estate Investment Trust	699	15,741
Weingarten Realty Investors	1,277	32,423
Welltower, Inc.	3,506	238,057
Weyerhaeuser Co.	8,791	297,751
WP Carey, Inc.	673	46,127
Xenia Hotels & Resorts, Inc.	2,563	51,183
		7,533,958

Retailing 6.1%
Abercrombie & Fitch Co., Class A	3,700	101,269
Advance Auto Parts, Inc.	752	120,583
Amazon.com, Inc. *	389	1,203,150
American Eagle Outfitters, Inc.	5,682	146,027
Asbury Automotive Group, Inc. *	480	81,336
At Home Group, Inc. *	958	24,132
AutoNation, Inc. *	1,521	114,105
AutoZone, Inc. *	91	105,553
Bed Bath & Beyond, Inc.	18,044	484,662
Best Buy Co., Inc.	3,537	354,938
Big Lots, Inc.	1,740	110,560
Booking Holdings, Inc. *	257	598,427
Burlington Stores, Inc. *	213	55,129
Caleres, Inc.	3,003	47,628
CarMax, Inc. *	1,706	203,884
Chico's FAS, Inc.	25,197	67,780
Conn's, Inc. *	1,150	16,318
Core-Mark Holding Co., Inc.	2,792	90,963
Designer Brands, Inc., Class A	5,412	67,596
Dick's Sporting Goods, Inc.	1,964	140,171
Dillard's, Inc., Class A	1,149	91,575
Dollar General Corp.	2,029	383,461
Dollar Tree, Inc. *	2,076	203,863
eBay, Inc.	7,500	423,150
Expedia Group, Inc.	1,243	200,123

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Express, Inc. *	18,961	51,005
Five Below, Inc. *	151	28,104
Floor & Decor Holdings, Inc., Class A *	139	13,217
Foot Locker, Inc.	4,185	201,257
GameStop Corp., Class A *(b)	19,258	1,959,309
Genesco, Inc. *	1,494	67,140
Genuine Parts Co.	1,860	195,951
Group 1 Automotive, Inc.	678	103,354
Groupon, Inc. *	754	32,724
GrubHub, Inc. *	190	12,173
Guess?, Inc.	1,979	49,891
Haverty Furniture Cos., Inc.	659	23,836
Hibbett Sports, Inc. *	741	47,617
Kohl's Corp.	12,705	701,951
L Brands, Inc. *	6,104	333,645
Lithia Motors, Inc., Class A	331	123,777
LKQ Corp. *	3,453	136,014
Lowe's Cos., Inc.	5,941	949,075
Lumber Liquidators Holdings, Inc. *	609	15,085
Macy's, Inc.	38,649	587,851
MarineMax, Inc. *	417	18,619
MercadoLibre, Inc. *	13	21,295
Monro, Inc.	341	21,139
Murphy USA, Inc.	762	94,983
National Vision Holdings, Inc. *	417	19,803
Nordstrom, Inc.	6,026	219,648
O'Reilly Automotive, Inc. *	480	214,718
Ollie's Bargain Outlet Holdings, Inc. *	177	14,634
Party City Holdco, Inc. *	9,455	72,425
Penske Automotive Group, Inc.	1,108	75,322
Pool Corp.	126	42,181
Qurate Retail, Inc., Class A	22,233	276,134
Rent-A-Center, Inc.	399	23,046
RH *	32	15,692
Ross Stores, Inc.	2,230	260,107
Sally Beauty Holdings, Inc. *	3,640	58,604
Shoe Carnival, Inc.	379	18,556
Signet Jewelers Ltd. *	3,902	194,241
Sleep Number Corp. *	368	50,464
Sonic Automotive, Inc., Class A	871	40,162
Stamps.com, Inc. *	62	11,280
Target Corp.	6,500	1,192,360
The Aaron's Co., Inc. *	566	12,429
The Buckle, Inc.	914	35,134
The Cato Corp., Class A	1,693	20,892
The Children's Place, Inc. *	620	42,935
The Gap, Inc. *	11,365	283,557
The Home Depot, Inc.	6,093	1,574,066
The Michaels Cos., Inc. *	4,494	67,410
The ODP Corp. *	3,658	139,992
The TJX Cos., Inc.	10,334	681,941
Tractor Supply Co.	1,043	165,795
Ulta Beauty, Inc. *	335	107,980
Urban Outfitters, Inc. *	2,549	86,411
Williams-Sonoma, Inc.	916	120,262
Zumiez, Inc. *	470	21,188
		17,384,764

Semiconductors & Semiconductor Equipment 3.9%
Advanced Energy Industries, Inc.	214	22,352
Advanced Micro Devices, Inc. *	329	27,804
Ambarella, Inc. *	130	14,624
Amkor Technology, Inc.	2,043	48,807
Analog Devices, Inc.	1,315	204,903
Applied Materials, Inc.	6,577	777,336
Broadcom, Inc.	1,519	713,733
Brooks Automation, Inc.	223	18,545
Security	Number of Shares	Value ($)
Cirrus Logic, Inc. *	494	40,399
CMC Materials, Inc.	91	15,515
Cree, Inc. *	636	72,161
Diodes, Inc. *	272	21,357
Entegris, Inc.	344	36,192
First Solar, Inc. *	703	56,957
Intel Corp.	46,852	2,847,665
KLA Corp.	757	235,601
Kulicke & Soffa Industries, Inc.	656	32,708
Lam Research Corp.	692	392,495
Marvell Technology Group Ltd.	1,747	84,345
Maxim Integrated Products, Inc.	1,415	131,836
Microchip Technology, Inc.	842	128,514
Micron Technology, Inc. *	11,622	1,063,762
MKS Instruments, Inc.	304	50,130
Monolithic Power Systems, Inc.	51	19,101
NVIDIA Corp.	696	381,812
NXP Semiconductor N.V.	2,087	380,982
ON Semiconductor Corp. *	3,602	145,053
Photronics, Inc. *	1,011	12,041
Power Integrations, Inc.	235	20,767
Qorvo, Inc. *	852	148,870
QUALCOMM, Inc.	10,477	1,426,863
Semtech Corp. *	253	18,547
Silicon Laboratories, Inc. *	151	23,517
Skyworks Solutions, Inc.	1,187	211,072
Synaptics, Inc. *	348	46,642
Teradyne, Inc.	685	88,098
Texas Instruments, Inc.	5,727	986,590
Ultra Clean Holdings, Inc. *	330	15,305
Xilinx, Inc.	1,187	154,666
		11,117,667

Software & Services 5.4%
Accenture plc, Class A	2,766	693,989
ACI Worldwide, Inc. *	670	25,634
Adobe, Inc. *	507	233,053
Akamai Technologies, Inc. *	791	74,749
Alliance Data Systems Corp.	1,985	191,552
Amdocs Ltd.	1,603	121,523
ANSYS, Inc. *	170	57,968
Aspen Technology, Inc. *	186	27,995
Autodesk, Inc. *	210	57,960
Automatic Data Processing, Inc.	1,881	327,332
Black Knight, Inc. *	408	31,290
Blackbaud, Inc. *	155	10,667
Broadridge Financial Solutions, Inc.	551	78,512
Cadence Design Systems, Inc. *	555	78,305
Cardtronics plc, Class A *	432	16,654
CDK Global, Inc.	1,188	59,566
Cerence, Inc. *	303	33,700
Check Point Software Technologies Ltd. *	636	70,113
Citrix Systems, Inc.	786	104,994
Cognizant Technology Solutions Corp., Class A	5,365	394,220
Cognyte Software Ltd. *	301	8,690
CommVault Systems, Inc. *	307	19,565
Concentrix Corp. *	671	82,875
Conduent, Inc. *	15,054	80,991
CSG Systems International, Inc.	327	15,091
DXC Technology Co.	12,370	311,971
Ebix, Inc.	339	8,265
EPAM Systems, Inc. *	85	31,757
Euronet Worldwide, Inc. *	257	38,630
EVERTEC, Inc.	330	12,837
ExlService Holdings, Inc. *	174	14,724
Fair Isaac Corp. *	61	27,911

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Fidelity National Information Services, Inc.	1,490	205,620
Fiserv, Inc. *	1,657	191,168
FleetCor Technologies, Inc. *	279	77,369
Fortinet, Inc. *	142	23,977
Gartner, Inc. *	292	52,280
Genpact Ltd.	1,402	56,697
Global Payments, Inc.	385	76,226
GoDaddy, Inc., Class A *	164	13,304
InterDigital, Inc.	400	25,348
International Business Machines Corp.	14,979	1,781,452
Intuit, Inc.	651	253,981
j2 Global, Inc. *	327	36,421
Jack Henry & Associates, Inc.	309	45,868
LiveRamp Holdings, Inc. *	550	34,738
Manhattan Associates, Inc. *	270	33,197
Mastercard, Inc., Class A	1,600	566,160
MAXIMUS, Inc.	646	52,507
Microsoft Corp.	20,118	4,675,021
MicroStrategy, Inc., Class A *	58	43,524
NIC, Inc.	396	13,745
NortonLifeLock, Inc.	8,500	165,835
Nuance Communications, Inc. *	660	29,436
Oracle Corp.	21,114	1,362,064
Palo Alto Networks, Inc. *	37	13,257
Paychex, Inc.	1,568	142,798
Paycom Software, Inc. *	25	9,356
PayPal Holdings, Inc. *	1,627	422,776
Pegasystems, Inc.	71	9,397
Perficient, Inc. *	216	12,029
Perspecta, Inc.	2,045	59,714
Progress Software Corp.	325	13,826
PTC, Inc. *	224	30,675
Sabre Corp.	5,796	85,143
salesforce.com, Inc. *	527	114,095
Square, Inc., Class A *	78	17,942
SS&C Technologies Holdings, Inc.	520	34,466
Sykes Enterprises, Inc. *	601	24,557
Synopsys, Inc. *	302	74,053
Teradata Corp. *	2,654	106,425
The Western Union Co.	5,080	117,958
Tyler Technologies, Inc. *	46	21,317
Unisys Corp. *	711	17,455
Verint Systems, Inc. *	301	14,836
VeriSign, Inc. *	227	44,045
Visa, Inc., Class A	3,754	797,312
VMware, Inc., Class A *	268	37,040
WEX, Inc. *	137	28,544
Xperi Holding Corp.	1,765	37,241
		15,445,278

Technology Hardware & Equipment 7.2%
3D Systems Corp. *	990	35,482
ADTRAN, Inc.	1,257	21,168
Amphenol Corp., Class A	1,347	169,291
Apple Inc.	94,600	11,471,196
Arista Networks, Inc. *	90	25,186
Arrow Electronics, Inc. *	2,476	248,244
Avnet, Inc.	8,057	306,730
Badger Meter, Inc.	124	13,465
Belden, Inc.	721	31,875
Benchmark Electronics, Inc.	1,629	46,264
CDW Corp.	949	148,889
Ciena Corp. *	723	37,719
Cisco Systems, Inc.	44,729	2,006,990
Cognex Corp.	399	32,953
Coherent, Inc. *	193	46,694
CommScope Holding Co., Inc. *	4,947	72,177
Security	Number of Shares	Value ($)
Comtech Telecommunications Corp.	447	12,015
Corning, Inc.	15,652	598,533
CTS Corp.	349	11,227
Dell Technologies, Inc., Class C *	900	72,963
Diebold Nixdorf, Inc. *	1,235	17,932
Dolby Laboratories, Inc., Class A	302	29,484
EchoStar Corp., Class A *	724	16,435
ePlus, Inc. *	219	20,709
F5 Networks, Inc. *	643	122,157
Fabrinet *	248	21,906
Flex Ltd. *	12,017	218,589
FLIR Systems, Inc.	1,069	57,085
Hewlett Packard Enterprise Co.	52,458	763,789
HP, Inc.	18,334	531,136
II-VI, Inc. *	373	31,444
Insight Enterprises, Inc. *	767	64,114
IPG Photonics Corp. *	161	36,603
Itron, Inc. *	226	26,496
Jabil, Inc.	3,732	161,111
Juniper Networks, Inc.	7,766	180,793
Keysight Technologies, Inc. *	387	54,768
Knowles Corp. *	960	19,958
Littelfuse, Inc.	122	31,747
Lumentum Holdings, Inc. *	163	14,670
Methode Electronics, Inc.	534	20,789
Motorola Solutions, Inc.	1,310	229,879
MTS Systems Corp.	329	19,200
National Instruments Corp.	868	38,539
NCR Corp. *	2,369	82,346
NetApp, Inc.	3,719	232,809
NETGEAR, Inc. *	481	19,240
NetScout Systems, Inc. *	1,181	33,328
OSI Systems, Inc. *	178	16,842
PC Connection, Inc.	321	14,769
Plantronics, Inc. *	1,140	46,159
Plexus Corp. *	432	36,279
Rogers Corp. *	121	21,959
Sanmina Corp. *	2,211	78,756
ScanSource, Inc. *	1,269	36,090
Seagate Technology plc	5,019	367,541
Stratasys Ltd. *	564	19,452
SYNNEX Corp.	665	59,291
TE Connectivity Ltd.	2,899	376,957
Trimble, Inc. *	1,023	75,845
TTM Technologies, Inc. *	2,086	29,454
ViaSat, Inc. *	541	27,667
Viavi Solutions, Inc. *	740	11,977
Vishay Intertechnology, Inc.	2,165	51,679
Vontier Corp. *	558	17,521
Western Digital Corp.	6,886	471,898
Xerox Holdings Corp.	5,090	129,693
Zebra Technologies Corp., Class A *	125	62,429
		20,458,375

Telecommunication Services 2.7%
AT&T, Inc.	121,860	3,398,675
ATN International, Inc.	145	7,059
Cincinnati Bell, Inc. *	945	14,440
Cogent Communications Holdings, Inc.	185	11,072
Consolidated Communications Holdings, Inc. *	3,417	17,973
Iridium Communications, Inc. *	328	12,566
Liberty Global plc, Class A *	3,926	96,678
Liberty Global plc, Class C *	9,249	224,751
Liberty Latin America Ltd., Class A *	853	9,357
Liberty Latin America Ltd., Class C *	2,232	24,463
Lumen Technologies, Inc.	46,285	568,843

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Shenandoah Telecommunications Co.	219	9,713
T-Mobile US, Inc. *	2,737	328,358
Telephone and Data Systems, Inc.	3,582	64,082
United States Cellular Corp. *	350	10,300
Verizon Communications, Inc.	53,587	2,963,361
Vonage Holdings Corp. *	1,215	16,062
		7,777,753

Transportation 2.4%
Air Transport Services Group, Inc. *	582	15,446
Alaska Air Group, Inc. *	707	45,969
Allegiant Travel Co. *	68	17,149
AMERCO	96	55,173
American Airlines Group, Inc. *	8,973	187,895
ArcBest Corp.	1,100	64,889
Atlas Air Worldwide Holdings, Inc. *	181	9,979
Atlas Corp.	1,823	24,483
Avis Budget Group, Inc. *	3,717	206,479
C.H. Robinson Worldwide, Inc.	1,865	169,435
Copa Holdings S.A., Class A *	158	14,484
Costamare, Inc.	1,357	13,095
CSX Corp.	6,193	566,969
Delta Air Lines, Inc. *	4,096	196,362
Echo Global Logistics, Inc. *	609	16,967
Expeditors International of Washington, Inc.	1,823	167,424
FedEx Corp.	4,034	1,026,653
Forward Air Corp.	385	33,021
Hawaiian Holdings, Inc. *	555	14,885
Heartland Express, Inc.	533	9,701
Hub Group, Inc., Class A *	668	38,463
J.B. Hunt Transport Services, Inc.	773	113,530
JetBlue Airways Corp. *	2,432	44,822
Kansas City Southern	587	124,644
Kirby Corp. *	881	55,115
Knight-Swift Transportation Holdings, Inc.	1,250	54,000
Landstar System, Inc.	432	69,180
Macquarie Infrastructure Corp.	1,536	48,138
Marten Transport Ltd.	656	10,614
Norfolk Southern Corp.	2,104	530,334
Old Dominion Freight Line, Inc.	379	81,398
Ryder System, Inc.	2,795	189,417
Saia, Inc. *	177	35,494
Schneider National, Inc., Class B	919	21,256
SEACOR Holdings, Inc. *	301	12,796
SkyWest, Inc.	290	16,347
Southwest Airlines Co.	2,932	170,437
Spirit Airlines, Inc. *	587	21,062
Uber Technologies, Inc. *	333	17,233
Union Pacific Corp.	5,981	1,231,847
United Airlines Holdings, Inc. *	2,729	143,764
United Parcel Service, Inc., Class B	4,378	690,980
Werner Enterprises, Inc.	655	28,113
XPO Logistics, Inc. *	1,036	120,798
Yellow Corp. *	4,030	24,059
		6,750,299

Utilities 2.9%
ALLETE, Inc.	577	35,849
Alliant Energy Corp.	1,578	72,841
Ameren Corp.	2,041	143,421
American Electric Power Co., Inc.	4,554	340,867
American States Water Co.	169	12,345
American Water Works Co., Inc.	777	110,241
Atlantica Sustainable Infrastructure plc	576	20,822
Atmos Energy Corp.	764	64,642
Avangrid, Inc.	515	23,566
Security	Number of Shares	Value ($)
Avista Corp.	844	33,937
Black Hills Corp.	535	31,651
California Water Service Group	278	15,276
CenterPoint Energy, Inc.	7,551	146,791
Chesapeake Utilities Corp.	102	10,785
Clearway Energy, Inc., Class A	166	4,341
Clearway Energy, Inc., Class C	330	9,062
CMS Energy Corp.	2,259	122,235
Consolidated Edison, Inc.	3,883	254,919
Dominion Energy, Inc.	5,274	360,320
DTE Energy Co.	1,742	205,068
Duke Energy Corp.	7,955	680,868
Edison International	3,984	215,096
Entergy Corp.	1,862	161,640
Essential Utilities, Inc.	724	30,451
Evergy, Inc.	2,908	155,956
Eversource Energy	2,318	184,235
Exelon Corp.	15,155	584,983
FirstEnergy Corp.	7,094	235,095
Hawaiian Electric Industries, Inc.	1,100	38,456
IDACORP, Inc.	372	32,081
MDU Resources Group, Inc.	2,569	72,189
MGE Energy, Inc.	213	13,568
National Fuel Gas Co.	850	38,624
New Jersey Resources Corp.	865	33,986
NextEra Energy, Inc.	8,417	618,481
NiSource, Inc.	3,356	72,490
Northwest Natural Holding Co.	261	12,525
NorthWestern Corp.	527	30,819
NRG Energy, Inc.	1,958	71,487
OGE Energy Corp.	1,976	57,838
ONE Gas, Inc.	409	27,391
Ormat Technologies, Inc.	217	18,590
Otter Tail Corp.	397	16,086
PG&E Corp. *	19,496	204,903
Pinnacle West Capital Corp.	1,250	87,413
PNM Resources, Inc.	682	32,743
Portland General Electric Co.	1,042	43,931
PPL Corp.	9,697	253,964
Public Service Enterprise Group, Inc.	5,264	283,361
Sempra Energy	1,870	216,883
SJW Group	139	8,713
South Jersey Industries, Inc.	803	20,163
Southwest Gas Holdings, Inc.	635	39,592
Spire, Inc.	484	32,147
The AES Corp.	12,170	323,235
The Southern Co.	9,326	528,971
UGI Corp.	3,035	116,271
Unitil Corp.	186	7,782
Vistra Corp.	6,360	109,710
WEC Energy Group, Inc.	1,914	154,345
Xcel Energy, Inc.	3,912	229,204
		8,115,245
Total Common Stock
(Cost $213,592,521)		283,919,773

Other Investment Companies 0.8% of net assets

Equity Fund 0.1%
iShares Core S&P Total U.S. Stock Market ETF	3,000	266,130

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (d)	262,494	262,494

Securities Lending Collateral 0.6%
Wells Fargo Government Money Market Fund, Select Class 0.03% (d)	1,841,600	1,841,600
Total Other Investment Companies
(Cost $2,360,848)		2,370,224

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 03/19/21	3	571,380	(12,884)
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,688,800.
(c)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(d)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended February 28, 2021:
	Value at 2/29/20	Gross Purchases	Gross Sales	Realized Gains(Losses)	Net change in unrealized appreciation (depreciation)	Value at 2/28/21	Balance of Shares Held at 2/28/21	Dividends Received
The Charles Schwab Corp.	$159,373	$117,673	($34,080)	$5,208	$122,393	$370,567	6,004	$3,538

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$269,914,474	$—	$—	$269,914,474
Pharmaceuticals, Biotechnology & Life Sciences	13,992,606	—	12,693	14,005,299
Other Investment Companies[1]	2,370,224	—	—	2,370,224
Liabilities
Futures Contracts[2]	(12,884)	—	—	(12,884)
Total	$286,264,420	$—	$12,693	$286,277,113
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of Assets and Liabilities

As of February 28, 2021
Assets
Investments in affiliated issuer, at value (cost $224,086)		$370,567
Investments in unaffiliated issuers, at value (cost $213,887,683) including securities on loan of $1,688,800		284,077,830
Collateral invested for securities on loan, at value (cost $1,841,600)		1,841,600
Deposit with broker for futures contracts		44,000
Receivables:
Investments sold		26,099
Dividends		579,032
Income from securities on loan	+	4,525
Total assets		286,943,653
Liabilities
Collateral held for securities on loan		1,841,600
Payables:
Investments bought		319,245
Management fees		54,247
Variation margin on futures contracts	+	2,820
Total liabilities		2,217,912
Net Assets
Total assets		286,943,653
Total liabilities	–	2,217,912
Net assets		$284,725,741
Net Assets by Source
Capital received from investors		227,396,481
Total distributable earnings		57,329,260

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$284,725,741		5,900,000		$48.26

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of Operations

For the period March 1, 2020 through February 28, 2021
Investment Income
Dividends received from affiliated issuer		$3,538
Dividends received from unaffiliated issuers (net of foreign withholding tax of $983)		6,195,919
Securities on loan, net	+	89,351
Total investment income		6,288,808
Expenses
Management fees		600,045
Total expenses	–	600,045
Net investment income		5,688,763
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(2,120)
Net realized losses on unaffiliated issuers		(7,798,906)
Net realized gains on in-kind redemptions on affiliated issuer		7,328
Net realized gains on in-kind redemptions on unaffiliated issuers		21,887,954
Net realized gains on futures contracts	+	17,863
Net realized gains		14,112,119
Net change in unrealized appreciation (depreciation) on affiliated issuer		122,393
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		48,048,436
Net change in unrealized appreciation (depreciation) on futures contracts	+	65,694
Net change in unrealized appreciation (depreciation)	+	48,236,523
Net realized and unrealized gains		62,348,642
Increase in net assets resulting from operations		$68,037,405

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/20-2/28/21		3/1/19-2/29/20
Net investment income		$5,688,763	$6,810,274
Net realized gains		14,112,119	8,716,290
Net change in unrealized appreciation (depreciation)	+	48,236,523	(10,833,909)
Increase in net assets resulting from operations		68,037,405	4,692,655
Distributions to Shareholders
Total distributions		($6,024,890)	($6,831,860)

Transactions in Fund Shares
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		500,000	$20,303,160	450,000	$17,693,623
Shares redeemed	+	(1,650,000)	(59,607,587)	(750,000)	(29,918,728)
Net transactions in fund shares		(1,150,000)	($39,304,427)	(300,000)	($12,225,105)
Shares Outstanding and Net Assets
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,050,000	$262,017,653	7,350,000	$276,381,963
Total increase (decrease)	+	(1,150,000)	22,708,088	(300,000)	(14,364,310)
End of period		5,900,000	$284,725,741	7,050,000	$262,017,653

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17
Per-Share Data
Net asset value at beginning of period	$37.67	$37.83	$37.20	$33.91	$27.57
Income (loss) from investment operations:
Net investment income (loss)[1]	0.98	0.99	0.87	0.78	0.70
Net realized and unrealized gains (losses)	10.88	(0.20)	0.57	3.21	6.29
Total from investment operations	11.86	0.79	1.44	3.99	6.99
Less distributions:
Distributions from net investment income	(1.04)	(0.95)	(0.81)	(0.70)	(0.65)
Net asset value at end of period	$48.49	$37.67	$37.83	$37.20	$33.91
Total return	32.40%	1.98%	3.92%	11.91%	25.66%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.32%
Net investment income (loss)	2.49%	2.47%	2.33%	2.22%	2.26%
Portfolio turnover rate[2]	13%	12%	11%	9%	10%
Net assets, end of period (x 1,000)	$5,862,523	$5,557,983	$4,596,260	$4,016,040	$2,197,623

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 2.4%
Adient plc *	112,306	4,164,306
American Axle & Manufacturing Holdings, Inc. *	134,214	1,311,271
Aptiv plc *	56,496	8,465,361
Autoliv, Inc. *	32,078	2,887,020
BorgWarner, Inc.	116,380	5,237,100
Cooper Tire & Rubber Co.	36,589	2,094,354
Dana, Inc.	85,131	2,026,969
Ford Motor Co. *	3,617,719	42,327,312
General Motors Co.	892,414	45,807,611
Gentex Corp.	57,173	2,022,781
Harley-Davidson, Inc.	69,068	2,463,656
Lear Corp.	38,306	6,362,243
The Goodyear Tire & Rubber Co. *	485,641	8,163,625
Thor Industries, Inc.	21,536	2,521,004
Visteon Corp. *	28,558	3,631,721
		139,486,334

Banks 6.9%
Bank of America Corp.	1,643,657	57,051,334
CIT Group, Inc.	94,349	4,278,727
Citigroup, Inc.	949,823	62,574,339
Citizens Financial Group, Inc.	156,879	6,814,824
Comerica, Inc.	54,868	3,736,511
Credicorp Ltd.	13,520	2,163,335
Fifth Third Bancorp	269,878	9,362,068
First Republic Bank	10,662	1,756,565
Huntington Bancshares, Inc.	232,060	3,559,800
JPMorgan Chase & Co.	692,250	101,878,433
KeyCorp	230,462	4,641,505
M&T Bank Corp.	38,949	5,878,962
New York Community Bancorp, Inc.	135,134	1,649,986
PacWest Bancorp	46,369	1,680,413
People's United Financial, Inc.	81,446	1,461,141
Regions Financial Corp.	265,379	5,474,769
The PNC Financial Services Group, Inc.	109,218	18,387,942
Truist Financial Corp.	183,296	10,440,540
U.S. Bancorp	401,191	20,059,550
Wells Fargo & Co.	2,206,265	79,800,605
Zions Bancorp NA	36,679	1,950,222
		404,601,571

Capital Goods 8.1%
3M Co.	137,119	24,004,052
A.O. Smith Corp.	25,855	1,535,011
Acuity Brands, Inc.	13,661	1,684,401
AECOM *	57,202	3,311,424
AerCap Holdings N.V. *	67,041	3,230,035
AGCO Corp.	29,824	3,861,611
Allison Transmission Holdings, Inc.	43,656	1,655,436
AMETEK, Inc.	25,396	2,995,966
Carlisle Cos., Inc.	12,397	1,800,664
Security	Number of Shares	Value ($)
Carrier Global Corp.	126,544	4,622,652
Caterpillar, Inc.	120,247	25,958,922
Cummins, Inc.	44,324	11,222,837
Curtiss-Wright Corp.	9,351	1,033,192
Deere & Co.	60,482	21,115,476
Donaldson Co., Inc.	24,729	1,456,785
Dover Corp.	27,686	3,412,576
Eaton Corp. plc	109,676	14,278,718
EMCOR Group, Inc.	22,052	2,147,203
Emerson Electric Co.	155,674	13,372,397
Fastenal Co.	69,222	3,209,824
Flowserve Corp.	44,346	1,640,802
Fluor Corp. *	342,394	5,875,481
Fortive Corp.	30,735	2,022,978
Fortune Brands Home & Security, Inc.	30,818	2,562,208
GATX Corp.	15,647	1,493,193
General Dynamics Corp.	78,629	12,853,483
General Electric Co.	4,509,659	56,551,124
Graco, Inc.	18,196	1,261,893
Hexcel Corp. *	26,882	1,445,176
Honeywell International, Inc.	109,885	22,235,230
Howmet Aerospace, Inc. *	128,174	3,602,971
Hubbell, Inc.	11,762	2,087,873
Huntington Ingalls Industries, Inc.	13,318	2,342,769
IDEX Corp.	8,199	1,600,199
Illinois Tool Works, Inc.	56,604	11,444,197
ITT, Inc.	16,321	1,354,317
Johnson Controls International plc	200,627	11,192,980
L3Harris Technologies, Inc.	14,327	2,606,225
Lennox International, Inc.	4,297	1,202,172
Lincoln Electric Holdings, Inc.	14,344	1,694,170
Lockheed Martin Corp.	33,380	11,023,745
Masco Corp.	41,939	2,231,994
MSC Industrial Direct Co., Inc., Class A	16,556	1,425,968
Nordson Corp.	5,847	1,125,021
Northrop Grumman Corp.	29,354	8,561,388
Oshkosh Corp.	24,608	2,608,448
Otis Worldwide Corp.	72,716	4,632,736
Owens Corning	38,744	3,139,039
PACCAR, Inc.	89,992	8,188,372
Parker-Hannifin Corp.	24,284	6,968,537
Pentair plc	35,794	2,001,958
Quanta Services, Inc.	55,002	4,611,918
Raytheon Technologies Corp.	385,147	27,726,733
Regal Beloit Corp.	13,193	1,803,087
Resideo Technologies, Inc. *	100,855	2,422,537
Rockwell Automation, Inc.	17,410	4,235,505
Roper Technologies, Inc.	6,080	2,295,930
Sensata Technologies Holding plc *	29,141	1,669,488
Snap-on, Inc.	14,602	2,965,812
Spirit AeroSystems Holdings, Inc., Class A	86,781	3,716,830
Stanley Black & Decker, Inc.	27,727	4,847,789
Textron, Inc.	100,823	5,075,430
The Boeing Co. *	144,269	30,586,471
The Timken Co.	20,031	1,569,429
The Toro Co.	14,212	1,432,143
Trane Technologies plc	48,002	7,355,826
TransDigm Group, Inc. *	5,644	3,254,725

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Trinity Industries, Inc.	52,962	1,700,080
UFP Industries, Inc.	20,153	1,229,333
United Rentals, Inc. *	26,860	7,987,627
Univar Solutions, Inc. *	65,464	1,303,388
Valmont Industries, Inc.	8,245	1,950,190
W.W. Grainger, Inc.	10,670	3,976,816
Watsco, Inc.	6,946	1,688,573
WESCO International, Inc. *	54,681	4,389,791
Westinghouse Air Brake Technologies Corp.	18,066	1,308,520
Xylem, Inc.	20,446	2,035,604
		478,025,404

Commercial & Professional Services 0.8%
ABM Industries, Inc.	27,884	1,204,031
Booz Allen Hamilton Holding Corp.	16,191	1,248,974
CACI International, Inc., Class A *	4,309	953,754
Cintas Corp.	8,652	2,806,190
CoreCivic, Inc.	107,404	771,161
Equifax, Inc.	11,813	1,912,288
IHS Markit Ltd.	23,954	2,159,693
Jacobs Engineering Group, Inc.	31,501	3,625,135
Leidos Holdings, Inc.	26,234	2,320,397
ManpowerGroup, Inc.	51,233	4,838,445
Nielsen Holdings plc	203,775	4,566,598
Pitney Bowes, Inc.	272,207	2,308,315
Republic Services, Inc.	34,593	3,081,890
Robert Half International, Inc.	41,862	3,256,445
Science Applications International Corp.	11,878	1,023,052
Verisk Analytics, Inc.	8,349	1,367,984
Waste Management, Inc.	67,799	7,518,231
		44,962,583

Consumer Durables & Apparel 1.6%
Brunswick Corp.	21,561	1,905,345
Capri Holdings Ltd. *	138,047	6,442,653
Carter's, Inc.	15,785	1,317,574
D.R. Horton, Inc.	63,697	4,896,388
Garmin Ltd.	19,041	2,361,465
Hanesbrands, Inc.	138,363	2,447,641
Hasbro, Inc.	25,198	2,361,305
Leggett & Platt, Inc.	42,145	1,823,614
Lennar Corp., Class A	46,254	3,837,694
Lululemon Athletica, Inc. *	4,959	1,545,621
Mattel, Inc. *	132,347	2,673,409
Mohawk Industries, Inc. *	26,722	4,676,083
Newell Brands, Inc.	120,293	2,787,189
NIKE, Inc., Class B	128,646	17,338,908
NVR, Inc. *	633	2,849,032
Polaris, Inc.	18,021	2,122,153
PulteGroup, Inc.	76,682	3,459,125
PVH Corp.	48,203	4,818,372
Ralph Lauren Corp.	25,809	3,021,718
Skechers U.S.A., Inc., Class A *	34,097	1,247,950
Tapestry, Inc.	139,643	5,884,556
Taylor Morrison Home Corp., Class A *	52,960	1,456,930
Toll Brothers, Inc.	42,441	2,267,198
Under Armour, Inc., Class A *	45,576	997,659
Under Armour, Inc., Class C *	45,890	835,198
VF Corp.	63,552	5,028,870
Whirlpool Corp.	28,373	5,393,140
		95,796,790

Security	Number of Shares	Value ($)
Consumer Services 1.9%
Aramark	86,578	3,213,775
Carnival Corp. *	369,846	9,893,381
Chipotle Mexican Grill, Inc. *	1,924	2,774,408
Cracker Barrel Old Country Store, Inc.	8,247	1,277,213
Darden Restaurants, Inc.	28,731	3,945,628
Domino's Pizza, Inc.	4,478	1,551,672
Extended Stay America, Inc.	91,958	1,479,604
H&R Block, Inc.	79,333	1,525,574
Hilton Worldwide Holdings, Inc. *	28,318	3,502,370
Las Vegas Sands Corp.	89,533	5,604,766
Marriott International, Inc., Class A *	38,475	5,696,993
McDonald's Corp.	113,251	23,345,561
MGM Resorts International	143,978	5,440,929
Norwegian Cruise Line Holdings Ltd. *	118,409	3,500,170
Royal Caribbean Cruises Ltd.	63,015	5,877,409
Service Corp. International	24,270	1,159,135
Six Flags Entertainment Corp.	44,220	1,972,212
Starbucks Corp.	158,584	17,131,830
The Wendy's Co.	50,841	1,038,682
Travel & Leisure Co.	35,208	2,127,619
Wynn Resorts Ltd. *	20,900	2,753,157
Yum China Holdings, Inc.	54,619	3,268,401
Yum! Brands, Inc.	59,053	6,113,757
		114,194,246

Diversified Financials 5.8%
Affiliated Managers Group, Inc.	20,167	2,822,775
Ally Financial, Inc.	257,888	10,702,352
American Express Co.	167,974	22,720,163
Ameriprise Financial, Inc.	40,977	9,065,752
Annaly Capital Management, Inc.	203,804	1,693,611
Berkshire Hathaway, Inc., Class B *	303,010	72,876,935
BlackRock, Inc.	13,848	9,617,436
Capital One Financial Corp.	248,380	29,852,792
Chimera Investment Corp.	95,558	1,102,739
CME Group, Inc.	23,065	4,606,081
Discover Financial Services	178,820	16,821,597
Equitable Holdings, Inc.	105,599	3,122,562
Evercore, Inc., Class A	14,757	1,767,446
Franklin Resources, Inc.	211,995	5,547,909
Intercontinental Exchange, Inc.	39,004	4,302,531
Invesco Ltd.	239,960	5,379,903
Jefferies Financial Group, Inc.	76,346	2,217,088
Lazard Ltd., Class A	40,914	1,582,963
LPL Financial Holdings, Inc.	17,293	2,274,721
Moody's Corp.	10,303	2,832,192
Morgan Stanley	286,494	22,022,794
MSCI, Inc.	3,508	1,454,136
Nasdaq, Inc.	9,793	1,354,274
Navient Corp.	227,486	2,816,277
New Residential Investment Corp.	170,553	1,753,285
Northern Trust Corp.	33,452	3,182,289
PROG Holdings, Inc.	24,917	1,245,850
Raymond James Financial, Inc.	18,527	2,162,842
S&P Global, Inc.	14,767	4,863,659
Santander Consumer USA Holdings, Inc.	58,191	1,454,775
SEI Investments Co.	22,166	1,241,296
Starwood Property Trust, Inc.	64,413	1,470,549
State Street Corp.	77,680	5,652,774
Synchrony Financial	367,088	14,198,964
T. Rowe Price Group, Inc.	43,901	7,118,108
The Bank of New York Mellon Corp.	265,359	11,187,535
The Charles Schwab Corp. (a)	136,150	8,403,178

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
The Goldman Sachs Group, Inc.	101,407	32,397,508
Voya Financial, Inc.	63,908	3,852,374
		338,742,015

Energy 8.8%
Antero Resources Corp. *	529,820	4,768,380
APA Corp.	216,453	4,270,618
Baker Hughes Co.	454,492	11,125,964
Cabot Oil & Gas Corp.	61,227	1,133,312
Chevron Corp.	808,419	80,841,900
ConocoPhillips	507,751	26,408,129
Delek US Holdings, Inc.	74,331	1,825,569
Devon Energy Corp.	244,016	5,256,105
EOG Resources, Inc.	140,660	9,081,010
Exxon Mobil Corp.	2,636,722	143,358,575
Halliburton Co.	403,039	8,798,341
Helmerich & Payne, Inc.	91,868	2,639,368
Hess Corp.	72,908	4,777,661
HollyFrontier Corp.	164,873	6,245,389
Kinder Morgan, Inc.	617,905	9,083,203
Marathon Oil Corp.	631,453	7,009,128
Marathon Petroleum Corp.	482,195	26,337,491
Murphy Oil Corp.	149,302	2,438,102
Nabors Industries Ltd. (b)	30,571	3,393,687
NOV, Inc.	411,960	6,220,596
Occidental Petroleum Corp.	701,021	18,654,169
Oceaneering International, Inc. *	179,613	2,119,433
ONEOK, Inc.	118,161	5,233,351
Patterson-UTI Energy, Inc.	267,504	1,979,530
PBF Energy, Inc., Class A *	290,571	4,126,108
Peabody Energy Corp. *	446,547	1,920,152
Phillips 66	378,232	31,412,168
Pioneer Natural Resources Co.	33,252	4,940,250
Schlumberger N.V.	829,435	23,149,531
SM Energy Co.	269,881	3,740,551
Targa Resources Corp.	125,278	3,874,848
The Williams Cos., Inc.	280,564	6,408,082
Transocean Ltd. *	1,037,054	3,598,577
Valero Energy Corp.	434,243	33,428,026
World Fuel Services Corp.	155,836	4,843,383
		514,440,687

Food & Staples Retailing 2.7%
Casey's General Stores, Inc.	10,515	2,123,609
Costco Wholesale Corp.	70,753	23,419,243
Performance Food Group Co. *	47,639	2,583,939
Rite Aid Corp. *	160,551	3,143,589
SpartanNash Co.	72,154	1,315,367
Sprouts Farmers Market, Inc. *	52,925	1,117,247
Sysco Corp.	115,875	9,227,126
The Kroger Co.	521,980	16,812,976
United Natural Foods, Inc. *	172,302	4,557,388
US Foods Holding Corp. *	146,110	5,327,171
Walgreens Boots Alliance, Inc.	623,389	29,879,035
Walmart, Inc.	461,898	60,009,788
		159,516,478

Food, Beverage & Tobacco 3.6%
Altria Group, Inc.	527,074	22,980,426
Archer-Daniels-Midland Co.	415,274	23,496,203
Brown-Forman Corp., Class B	22,191	1,588,432
Bunge Ltd.	158,973	12,174,152
Campbell Soup Co.	32,036	1,456,997
Coca-Cola European Partners plc	53,271	2,714,157
Conagra Brands, Inc.	81,011	2,748,703
Security	Number of Shares	Value ($)
Constellation Brands, Inc., Class A	18,752	4,015,553
Darling Ingredients, Inc. *	34,853	2,197,133
Flowers Foods, Inc.	51,843	1,127,585
General Mills, Inc.	118,361	6,511,039
Hormel Foods Corp.	46,736	2,167,148
Ingredion, Inc.	30,421	2,743,974
Kellogg Co.	50,066	2,889,309
McCormick & Co., Inc. Non-Voting Shares	17,960	1,513,669
Molson Coors Beverage Co., Class B	73,022	3,245,828
Mondelez International, Inc., Class A	279,055	14,834,564
Monster Beverage Corp. *	29,294	2,570,256
PepsiCo, Inc.	205,671	26,570,637
Philip Morris International, Inc.	323,447	27,176,017
Sanderson Farms, Inc.	9,943	1,516,308
The Coca-Cola Co.	503,913	24,686,698
The Hershey Co.	19,477	2,836,825
The J.M. Smucker Co.	31,929	3,576,048
The Kraft Heinz Co.	204,824	7,451,497
Tyson Foods, Inc., Class A	128,423	8,690,384
		213,479,542

Health Care Equipment & Services 5.2%
Abbott Laboratories	134,866	16,154,250
AmerisourceBergen Corp.	50,186	5,079,827
Anthem, Inc.	78,307	23,741,899
Baxter International, Inc.	56,454	4,385,911
Becton Dickinson & Co.	20,566	4,959,491
Boston Scientific Corp. *	69,393	2,691,061
Cardinal Health, Inc.	196,680	10,132,954
Centene Corp. *	97,043	5,680,897
Cerner Corp.	45,098	3,118,076
Cigna Corp.	41,424	8,694,898
CVS Health Corp.	575,763	39,226,733
Danaher Corp.	36,484	8,014,440
DaVita, Inc. *	39,383	4,022,186
DENTSPLY SIRONA, Inc.	37,463	1,988,161
Edwards Lifesciences Corp. *	20,172	1,676,293
Encompass Health Corp.	16,460	1,324,042
HCA Healthcare, Inc.	72,917	12,543,912
Henry Schein, Inc. *	39,399	2,436,828
Hologic, Inc. *	25,416	1,832,239
Humana, Inc.	34,069	12,934,296
Intuitive Surgical, Inc. *	3,883	2,860,994
Laboratory Corp. of America Holdings *	16,679	4,001,459
Magellan Health, Inc. *	14,835	1,384,402
McKesson Corp.	98,307	16,665,003
MEDNAX, Inc. *	84,256	2,058,374
Medtronic plc	210,170	24,583,585
Molina Healthcare, Inc. *	9,226	1,999,828
Owens & Minor, Inc.	97,679	3,322,063
Patterson Cos., Inc.	57,427	1,783,683
Quest Diagnostics, Inc.	31,533	3,644,900
ResMed, Inc.	7,785	1,500,792
STERIS plc	7,519	1,314,321
Stryker Corp.	27,061	6,567,434
Tenet Healthcare Corp. *	67,203	3,428,697
The Cooper Cos., Inc.	3,310	1,278,090
UnitedHealth Group, Inc.	152,993	50,827,334
Universal Health Services, Inc., Class B *	29,108	3,648,106
Varian Medical Systems, Inc. *	10,296	1,804,580
Zimmer Biomet Holdings, Inc.	22,054	3,596,125
		306,908,164

Household & Personal Products 1.2%
Church & Dwight Co., Inc.	27,721	2,183,029
Colgate-Palmolive Co.	107,755	8,103,176

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Kimberly-Clark Corp.	41,903	5,377,412
Nu Skin Enterprises, Inc., Class A	27,383	1,401,462
The Clorox Co.	12,991	2,352,021
The Estee Lauder Cos., Inc., Class A	16,997	4,858,762
The Procter & Gamble Co.	358,510	44,286,740
		68,562,602

Insurance 3.6%
Aflac, Inc.	229,715	11,001,051
Alleghany Corp.	3,154	2,038,840
American Financial Group, Inc.	17,983	1,918,786
American International Group, Inc.	759,837	33,394,836
Aon plc, Class A	34,584	7,875,123
Arch Capital Group Ltd. *	46,018	1,648,365
Arthur J. Gallagher & Co.	18,534	2,220,373
Assurant, Inc.	10,595	1,305,516
Assured Guaranty Ltd.	70,841	3,132,589
Athene Holding Ltd., Class A *	30,074	1,371,074
Axis Capital Holdings Ltd.	27,244	1,376,639
Chubb Ltd.	76,761	12,479,803
Cincinnati Financial Corp.	27,211	2,663,141
CNO Financial Group, Inc.	82,571	1,986,658
Everest Re Group Ltd.	10,427	2,521,353
Fidelity National Financial, Inc.	71,551	2,738,972
First American Financial Corp.	28,492	1,496,970
Genworth Financial, Inc., Class A *	388,293	1,211,474
Globe Life, Inc.	21,520	2,009,968
Lincoln National Corp.	95,480	5,429,948
Loews Corp.	101,621	4,858,500
Markel Corp. *	1,368	1,489,478
Marsh & McLennan Cos., Inc.	64,932	7,481,465
MetLife, Inc.	298,546	17,196,250
Old Republic International Corp.	88,993	1,720,235
Primerica, Inc.	8,255	1,165,854
Principal Financial Group, Inc.	85,935	4,862,202
Prudential Financial, Inc.	175,987	15,261,593
Reinsurance Group of America, Inc.	20,919	2,556,929
RenaissanceRe Holdings Ltd.	5,783	965,645
The Allstate Corp.	105,100	11,203,660
The Hartford Financial Services Group, Inc.	107,982	5,473,608
The Progressive Corp.	69,900	6,007,905
The Travelers Cos., Inc.	141,841	20,637,865
Unum Group	120,920	3,201,962
W.R. Berkley Corp.	27,208	1,886,331
Willis Towers Watson plc	11,747	2,591,858
		208,382,819

Materials 3.5%
Air Products and Chemicals, Inc.	20,728	5,298,491
Albemarle Corp.	19,708	3,098,295
Alcoa Corp. *	219,712	5,393,930
AptarGroup, Inc.	8,669	1,127,577
Arconic Corp. *	29,709	651,221
Ashland Global Holdings, Inc.	15,230	1,281,148
Avery Dennison Corp.	15,398	2,697,884
Ball Corp.	28,407	2,425,674
Berry Global Group, Inc. *	28,474	1,577,460
Celanese Corp.	30,700	4,264,537
CF Industries Holdings, Inc.	78,740	3,565,347
Commercial Metals Co.	65,964	1,658,995
Corteva, Inc.	100,027	4,516,219
Crown Holdings, Inc. *	18,229	1,741,963
Domtar Corp.	63,998	2,371,126
Dow, Inc.	93,378	5,538,249
DuPont de Nemours, Inc.	281,862	19,820,536
Security	Number of Shares	Value ($)
Eastman Chemical Co.	56,129	6,132,655
Ecolab, Inc.	27,903	5,841,772
Freeport-McMoRan, Inc. *	259,912	8,813,616
Graphic Packaging Holding Co.	97,829	1,552,546
Huntsman Corp.	107,636	2,938,463
International Flavors & Fragrances, Inc.	12,978	1,758,649
International Paper Co.	174,993	8,688,402
Linde plc	56,552	13,813,957
LyondellBasell Industries N.V., Class A	154,932	15,971,940
Martin Marietta Materials, Inc.	9,402	3,167,252
Newmont Corp.	58,068	3,157,738
Nucor Corp.	167,899	10,043,718
O-I Glass, Inc. *	139,552	1,629,967
Olin Corp.	103,468	3,201,300
Packaging Corp. of America	24,911	3,288,750
PPG Industries, Inc.	60,610	8,171,440
Reliance Steel & Aluminum Co.	33,320	4,404,904
RPM International, Inc.	19,189	1,528,212
Sealed Air Corp.	58,240	2,440,256
Sonoco Products Co.	29,769	1,773,339
Steel Dynamics, Inc.	103,483	4,302,823
The Chemours Co.	81,363	1,914,471
The Mosaic Co.	279,288	8,211,067
The Sherwin-Williams Co.	6,262	4,260,289
United States Steel Corp.	291,650	4,844,306
Vulcan Materials Co.	15,740	2,628,423
Westrock Co.	150,144	6,544,777
		208,053,684

Media & Entertainment 4.8%
Activision Blizzard, Inc.	53,675	5,131,867
Alphabet, Inc., Class A *	18,096	36,588,483
Alphabet, Inc., Class C *	18,117	36,901,793
Altice USA, Inc., Class A *	83,076	2,792,184
Charter Communications, Inc., Class A *	18,195	11,161,177
Cinemark Holdings, Inc.	66,176	1,485,651
Comcast Corp., Class A	929,052	48,979,621
Discovery, Inc., Class A *	39,213	2,079,465
Discovery, Inc., Class C *	86,845	3,908,025
DISH Network Corp., Class A *	60,354	1,901,755
Electronic Arts, Inc.	28,356	3,798,853
Facebook, Inc., Class A *	104,009	26,794,799
Fox Corp., Class A	94,169	3,136,769
Fox Corp., Class B	42,890	1,369,478
IAC/InterActiveCorp *	5,902	1,444,987
Liberty Media Corp. - Liberty SiriusXM, Class A *	38,644	1,716,180
Liberty Media Corp. - Liberty SiriusXM, Class C *	70,063	3,091,180
Netflix, Inc. *	3,318	1,787,904
News Corp., Class A	130,806	3,067,401
News Corp., Class B	41,201	944,327
Omnicom Group, Inc.	64,159	4,409,648
The Interpublic Group of Cos., Inc.	101,794	2,658,859
The Walt Disney Co. *	308,741	58,364,399
ViacomCBS, Inc., Class B	262,965	16,958,613
		280,473,418

Pharmaceuticals, Biotechnology & Life Sciences 5.2%
AbbVie, Inc.	320,716	34,553,942
Agilent Technologies, Inc.	26,380	3,220,207
Alexion Pharmaceuticals, Inc. *	18,590	2,839,622
Amgen, Inc.	112,774	25,365,128
Biogen, Inc. *	28,663	7,821,559
Bristol-Myers Squibb Co.	197,335	12,102,556
Eli Lilly and Co.	63,891	13,090,627

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Gilead Sciences, Inc.	457,727	28,104,438
ICON plc *	6,103	1,102,690
Illumina, Inc. *	4,878	2,143,442
IQVIA Holdings, Inc. *	24,213	4,668,024
Jazz Pharmaceuticals plc *	9,344	1,570,166
Johnson & Johnson	399,040	63,231,878
Merck & Co., Inc.	433,345	31,469,514
Mettler-Toledo International, Inc. *	1,852	2,066,925
Perrigo Co., plc	25,912	1,045,808
Pfizer, Inc.	1,379,917	46,213,420
Regeneron Pharmaceuticals, Inc. *	4,448	2,004,135
Thermo Fisher Scientific, Inc.	23,185	10,435,105
United Therapeutics Corp. *	14,544	2,431,466
Viatris, Inc. *	363,196	5,393,461
Waters Corp. *	9,107	2,494,225
Zoetis, Inc.	19,737	3,063,972
		306,432,310

Real Estate 2.0%
Alexandria Real Estate Equities, Inc.	6,455	1,030,799
American Tower Corp.	20,931	4,523,817
Apple Hospitality REIT, Inc.	95,254	1,357,370
AvalonBay Communities, Inc.	14,896	2,617,972
Boston Properties, Inc.	28,058	2,781,390
Brixmor Property Group, Inc.	94,456	1,858,894
Camden Property Trust	11,190	1,165,439
CBRE Group, Inc., Class A *	64,542	4,890,347
Colony Capital, Inc.	438,811	2,597,761
Crown Castle International Corp.	30,254	4,712,061
Digital Realty Trust, Inc.	63,033	8,492,436
Diversified Healthcare Trust	269,759	1,213,916
Duke Realty Corp.	30,863	1,211,373
Equinix, Inc.	4,609	2,988,199
Equity Residential	50,383	3,295,552
Essex Property Trust, Inc.	6,223	1,585,558
Extra Space Storage, Inc.	10,668	1,340,968
Healthpeak Properties, Inc.	74,843	2,177,183
Host Hotels & Resorts, Inc.	299,399	4,967,029
Iron Mountain, Inc.	89,379	3,109,495
Jones Lang LaSalle, Inc. *	18,032	3,137,207
Kimco Realty Corp.	91,219	1,672,044
Lamar Advertising Co., Class A	14,643	1,267,937
Mid-America Apartment Communities, Inc.	11,611	1,564,350
Outfront Media, Inc.	58,979	1,196,094
Park Hotels & Resorts, Inc.	142,822	3,106,379
Prologis, Inc.	31,413	3,112,086
Public Storage	12,608	2,949,516
Realogy Holdings Corp. *	206,352	3,111,788
Realty Income Corp.	22,320	1,345,003
Service Properties Trust	159,136	2,043,306
Simon Property Group, Inc.	75,702	8,548,270
SL Green Realty Corp.	28,176	1,946,116
The Macerich Co.	132,559	1,712,662
UDR, Inc.	28,131	1,158,153
Ventas, Inc.	90,790	4,802,791
VEREIT, Inc.	48,214	1,880,346
Vornado Realty Trust	40,480	1,738,211
Welltower, Inc.	79,475	5,396,352
Weyerhaeuser Co.	199,147	6,745,109
WP Carey, Inc.	15,289	1,047,908
		117,399,187

Retailing 6.2%
Abercrombie & Fitch Co., Class A	83,889	2,296,042
Advance Auto Parts, Inc.	17,034	2,731,402
Security	Number of Shares	Value ($)
Amazon.com, Inc. *	8,825	27,295,107
American Eagle Outfitters, Inc.	128,881	3,312,242
Asbury Automotive Group, Inc. *	10,922	1,850,733
AutoNation, Inc. *	34,462	2,585,339
AutoZone, Inc. *	2,077	2,409,154
Bed Bath & Beyond, Inc.	409,476	10,998,525
Best Buy Co., Inc.	80,114	8,039,440
Big Lots, Inc.	39,439	2,505,954
Booking Holdings, Inc. *	5,824	13,561,242
Burlington Stores, Inc. *	4,906	1,269,771
CarMax, Inc. *	38,726	4,628,144
Core-Mark Holding Co., Inc.	63,239	2,060,327
Dick's Sporting Goods, Inc.	44,562	3,180,390
Dollar General Corp.	46,144	8,720,755
Dollar Tree, Inc. *	46,975	4,612,945
eBay, Inc.	170,270	9,606,633
Expedia Group, Inc.	28,110	4,525,710
Foot Locker, Inc.	94,576	4,548,160
GameStop Corp., Class A *(b)	436,391	44,398,420
Genuine Parts Co.	42,017	4,426,491
Group 1 Automotive, Inc.	15,366	2,342,393
Kohl's Corp.	287,902	15,906,586
L Brands, Inc. *	138,306	7,559,806
Lithia Motors, Inc., Class A	7,451	2,786,301
LKQ Corp. *	77,819	3,065,290
Lowe's Cos., Inc.	134,400	21,470,400
Macy's, Inc.	875,937	13,323,002
Murphy USA, Inc.	17,255	2,150,836
Nordstrom, Inc.	136,566	4,977,831
O'Reilly Automotive, Inc. *	10,815	4,837,874
Penske Automotive Group, Inc.	24,862	1,690,119
Qurate Retail, Inc., Class A	503,738	6,256,426
Ross Stores, Inc.	50,484	5,888,454
Signet Jewelers Ltd. *	88,412	4,401,149
Target Corp.	147,248	27,011,173
The Aaron's Co., Inc. *	12,731	279,573
The Gap, Inc. *	257,416	6,422,529
The Home Depot, Inc.	138,074	35,670,037
The ODP Corp. *	82,881	3,171,856
The TJX Cos., Inc.	234,178	15,453,406
Tractor Supply Co.	23,594	3,750,502
Ulta Beauty, Inc. *	7,489	2,413,929
Urban Outfitters, Inc. *	57,761	1,958,098
Williams-Sonoma, Inc.	20,728	2,721,379
		365,071,875

Semiconductors & Semiconductor Equipment 4.1%
Analog Devices, Inc.	29,688	4,625,984
Applied Materials, Inc.	148,939	17,603,100
Broadcom, Inc.	34,371	16,149,902
Intel Corp.	1,061,679	64,528,850
KLA Corp.	17,130	5,331,370
Lam Research Corp.	15,699	8,904,316
Marvell Technology Group Ltd.	39,609	1,912,323
Maxim Integrated Products, Inc.	32,062	2,987,217
Microchip Technology, Inc.	19,242	2,936,906
Micron Technology, Inc. *	263,183	24,089,140
NVIDIA Corp.	15,791	8,662,627
NXP Semiconductor N.V.	47,424	8,657,251
ON Semiconductor Corp. *	81,800	3,294,086
Qorvo, Inc. *	19,456	3,399,547
QUALCOMM, Inc.	237,303	32,318,296
Skyworks Solutions, Inc.	26,860	4,776,245
Teradyne, Inc.	15,738	2,024,064

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Texas Instruments, Inc.	129,756	22,353,066
Xilinx, Inc.	26,828	3,495,688
		238,049,978

Software & Services 5.6%
Accenture plc, Class A	62,601	15,706,591
Adobe, Inc. *	11,536	5,302,753
Akamai Technologies, Inc. *	17,898	1,691,361
Alliance Data Systems Corp.	44,951	4,337,772
Amdocs Ltd.	36,360	2,756,452
ANSYS, Inc. *	3,836	1,308,038
Autodesk, Inc. *	4,849	1,338,324
Automatic Data Processing, Inc.	42,696	7,429,958
Broadridge Financial Solutions, Inc.	12,339	1,758,184
Cadence Design Systems, Inc. *	12,702	1,792,125
CDK Global, Inc.	26,939	1,350,721
Check Point Software Technologies Ltd. *	14,333	1,580,070
Citrix Systems, Inc.	17,799	2,377,590
Cognizant Technology Solutions Corp., Class A	121,927	8,959,196
Concentrix Corp. *	15,257	1,884,392
Conduent, Inc. *	340,707	1,833,004
DXC Technology Co.	280,428	7,072,394
Fidelity National Information Services, Inc.	33,723	4,653,774
Fiserv, Inc. *	37,439	4,319,337
FleetCor Technologies, Inc. *	6,393	1,772,843
Genpact Ltd.	31,695	1,281,746
Global Payments, Inc.	8,566	1,695,982
International Business Machines Corp.	339,453	40,371,145
Intuit, Inc.	14,754	5,756,126
Jack Henry & Associates, Inc.	6,975	1,035,369
Mastercard, Inc., Class A	36,305	12,846,524
MAXIMUS, Inc.	14,582	1,185,225
Microsoft Corp.	455,767	105,911,136
NortonLifeLock, Inc.	192,528	3,756,221
Oracle Corp.	478,709	30,881,518
Paychex, Inc.	35,789	3,259,304
PayPal Holdings, Inc. *	36,844	9,573,913
Perspecta, Inc.	45,753	1,335,988
Sabre Corp.	131,460	1,931,147
salesforce.com, Inc. *	12,038	2,606,227
Synopsys, Inc. *	6,758	1,657,129
Teradata Corp. *	60,010	2,406,401
The Western Union Co.	115,068	2,671,879
VeriSign, Inc. *	5,124	994,210
Visa, Inc., Class A	85,064	18,066,743
		328,448,812

Technology Hardware & Equipment 7.5%
Amphenol Corp., Class A	30,753	3,865,037
Apple Inc.	2,143,743	259,950,276
Arrow Electronics, Inc. *	55,991	5,613,658
Avnet, Inc.	182,497	6,947,661
CDW Corp.	21,410	3,359,015
Cisco Systems, Inc.	1,013,259	45,464,931
CommScope Holding Co., Inc. *	113,558	1,656,811
Corning, Inc.	354,535	13,557,418
Dell Technologies, Inc., Class C *	20,376	1,651,882
F5 Networks, Inc. *	14,586	2,771,048
Flex Ltd. *	271,850	4,944,952
FLIR Systems, Inc.	24,250	1,294,950
Hewlett Packard Enterprise Co.	1,189,090	17,313,150
HP, Inc.	415,439	12,035,268
Insight Enterprises, Inc. *	17,734	1,482,385
Jabil, Inc.	85,362	3,685,078
Juniper Networks, Inc.	175,446	4,084,383
Security	Number of Shares	Value ($)
Motorola Solutions, Inc.	29,650	5,202,982
NCR Corp. *	53,730	1,867,655
NetApp, Inc.	84,201	5,270,983
Sanmina Corp. *	50,824	1,810,351
Seagate Technology plc	113,936	8,343,533
SYNNEX Corp.	15,076	1,344,176
TE Connectivity Ltd.	65,573	8,526,457
Trimble, Inc. *	23,305	1,727,833
Vontier Corp. *	12,624	396,394
Western Digital Corp.	156,033	10,692,941
Xerox Holdings Corp.	114,091	2,907,039
		437,768,247

Telecommunication Services 3.0%
AT&T, Inc.	2,762,169	77,036,894
Liberty Global plc, Class A *	88,992	2,191,428
Liberty Global plc, Class C *	209,472	5,090,170
Lumen Technologies, Inc.	1,048,880	12,890,735
T-Mobile US, Inc. *	61,972	7,434,781
Telephone and Data Systems, Inc.	81,160	1,451,952
Verizon Communications, Inc.	1,213,827	67,124,633
		173,220,593

Transportation 2.4%
American Airlines Group, Inc. *	203,305	4,257,207
Avis Budget Group, Inc. *	84,181	4,676,255
C.H. Robinson Worldwide, Inc.	42,153	3,829,600
CSX Corp.	140,250	12,839,887
Delta Air Lines, Inc. *	93,585	4,486,465
Expeditors International of Washington, Inc.	41,569	3,817,697
FedEx Corp.	91,274	23,229,233
J.B. Hunt Transport Services, Inc.	17,483	2,567,728
Kansas City Southern	13,410	2,847,479
Kirby Corp. *	20,009	1,251,763
Knight-Swift Transportation Holdings, Inc.	28,243	1,220,098
Landstar System, Inc.	9,785	1,566,970
Macquarie Infrastructure Corp.	34,491	1,080,948
Norfolk Southern Corp.	47,656	12,012,171
Old Dominion Freight Line, Inc.	8,617	1,850,673
Ryder System, Inc.	63,301	4,289,909
Southwest Airlines Co.	66,967	3,892,792
Union Pacific Corp.	135,587	27,925,499
United Airlines Holdings, Inc. *	61,262	3,227,282
United Parcel Service, Inc., Class B	99,192	15,655,473
XPO Logistics, Inc. *	23,197	2,704,770
		139,229,899

Utilities 2.9%
Alliant Energy Corp.	36,103	1,666,515
Ameren Corp.	46,662	3,278,939
American Electric Power Co., Inc.	103,052	7,713,442
American Water Works Co., Inc.	17,392	2,467,577
Atmos Energy Corp.	17,246	1,459,184
CenterPoint Energy, Inc.	170,915	3,322,588
CMS Energy Corp.	51,145	2,767,456
Consolidated Edison, Inc.	87,976	5,775,624
Dominion Energy, Inc.	119,505	8,164,582
DTE Energy Co.	39,463	4,645,584
Duke Energy Corp.	180,240	15,426,742
Edison International	90,156	4,867,522
Entergy Corp.	42,188	3,662,340
Evergy, Inc.	66,389	3,560,442
Eversource Energy	52,446	4,168,408
Exelon Corp.	343,938	13,276,007

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
FirstEnergy Corp.	160,717	5,326,161
MDU Resources Group, Inc.	58,233	1,636,347
NextEra Energy, Inc.	191,150	14,045,702
NiSource, Inc.	75,267	1,625,767
NRG Energy, Inc.	44,270	1,616,298
OGE Energy Corp.	44,737	1,309,452
PG&E Corp. *	441,826	4,643,591
Pinnacle West Capital Corp.	28,294	1,978,599
Portland General Electric Co.	23,567	993,585
PPL Corp.	219,533	5,749,569
Public Service Enterprise Group, Inc.	119,274	6,420,519
Sempra Energy	42,323	4,908,622
Southwest Gas Holdings, Inc.	14,334	893,725
The AES Corp.	275,805	7,325,381
The Southern Co.	211,231	11,981,022
UGI Corp.	69,489	2,662,124
Vistra Corp.	144,167	2,486,881
WEC Energy Group, Inc.	43,311	3,492,599
Xcel Energy, Inc.	88,500	5,185,215
		170,504,111
Total Common Stock
(Cost $4,729,532,728)		5,851,751,349

Other Investment Companies 0.8% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	6,327,893	6,327,893

Security	Number of Shares	Value ($)
Securities Lending Collateral 0.7%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)	41,329,925	41,329,925
Total Other Investment Companies
(Cost $47,657,818)		47,657,818

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 03/19/21	58	11,046,680	(276,776)
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $37,922,275.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended February 28, 2021:
	Value at 2/29/20	Gross Purchases	Gross Sales	Realized Gains(Losses)	Net change in unrealized appreciation (depreciation)	Value at 2/28/21	Balance of Shares Held at 2/28/21	Dividends Received
The Charles Schwab Corp.	$3,669,008	$3,251,948	($1,335,246)	$160,562	$2,656,906	$8,403,178	136,150	$80,906

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$5,851,751,349	$—	$—	$5,851,751,349
Other Investment Companies[1]	47,657,818	—	—	47,657,818
Liabilities
Futures Contracts[2]	(276,776)	—	—	(276,776)
Total	$5,899,132,391	$—	$—	$5,899,132,391
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2021
Assets
Investments in affiliated issuer, at value (cost $5,703,867)		$8,403,178
Investments in unaffiliated issuers, at value (cost $4,730,156,754) including securities on loan of $37,922,275		5,849,676,064
Collateral invested for securities on loan, at value (cost $41,329,925)		41,329,925
Deposit with broker for futures contracts		583,000
Receivables:
Investments sold		19,160,593
Fund shares sold		17,017,544
Dividends		12,659,841
Income from securities on loan	+	79,978
Total assets		5,948,910,123
Liabilities
Collateral held for securities on loan		41,329,925
Payables:
Investments bought		19,420,843
Management fees		1,113,091
Fund shares redeemed		24,474,415
Variation margin on futures contracts	+	49,007
Total liabilities		86,387,281
Net Assets
Total assets		5,948,910,123
Total liabilities	–	86,387,281
Net assets		$5,862,522,842
Net Assets by Source
Capital received from investors		4,976,150,110
Total distributable earnings		886,372,732

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,862,522,842		120,900,000		$48.49

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of Operations

For the period March 1, 2020 through February 28, 2021
Investment Income
Dividends received from affiliated issuer		$80,906
Dividends received from unaffiliated issuers (net of foreign withholding tax of $10,540)		137,729,032
Securities on loan, net	+	1,532,323
Total investment income		139,342,261
Expenses
Management fees		12,688,961
Total expenses	–	12,688,961
Net investment income		126,653,300
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(38,377)
Net realized losses on unaffiliated issuers		(181,804,642)
Net realized gains on in-kind redemptions on affiliated issuer		198,939
Net realized gains on in-kind redemptions on unaffiliated issuers		603,643,345
Net realized gains on futures contracts	+	934,942
Net realized gains		422,934,207
Net change in unrealized appreciation (depreciation) on affiliated issuer		2,656,906
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		879,117,545
Net change in unrealized appreciation (depreciation) on futures contracts	+	1,694,146
Net change in unrealized appreciation (depreciation)	+	883,468,597
Net realized and unrealized gains		1,306,402,804
Increase in net assets resulting from operations		$1,433,056,104

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/20-2/28/21		3/1/19-2/29/20
Net investment income		$126,653,300	$134,103,915
Net realized gains		422,934,207	75,878,897
Net change in unrealized appreciation (depreciation)	+	883,468,597	(161,320,173)
Increase in net assets resulting from operations		1,433,056,104	48,662,639
Distributions to Shareholders
Total distributions		($134,608,220)	($128,120,700)

Transactions in Fund Shares
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		30,500,000	$1,133,770,691	38,750,000	$1,543,661,840
Shares redeemed	+	(57,150,000)	(2,127,678,557)	(12,700,000)	(502,481,171)
Net transactions in fund shares		(26,650,000)	($993,907,866)	26,050,000	$1,041,180,669
Shares Outstanding and Net Assets
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		147,550,000	$5,557,982,824	121,500,000	$4,596,260,216
Total increase (decrease)	+	(26,650,000)	304,540,018	26,050,000	961,722,608
End of period		120,900,000	$5,862,522,842	147,550,000	$5,557,982,824

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Financial Statements
Financial Highlights
	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17
Per-Share Data
Net asset value at beginning of period	$34.73	$38.08	$36.90	$34.89	$26.47
Income (loss) from investment operations:
Net investment income (loss)[1]	0.49	0.55	0.59	0.52	0.45
Net realized and unrealized gains (losses)	14.09	(3.34)	1.14	1.98	8.37
Total from investment operations	14.58	(2.79)	1.73	2.50	8.82
Less distributions:
Distributions from net investment income	(0.56)	(0.56)	(0.55)	(0.49)	(0.40)
Net asset value at end of period	$48.75	$34.73	$38.08	$36.90	$34.89
Total return	42.73%	(7.46%)	4.69%	7.22%	33.56%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.32%
Net investment income (loss)	1.40%	1.43%	1.53%	1.45%	1.43%
Portfolio turnover rate[2]	24%	26%	23%	21%	23%
Net assets, end of period (x 1,000)	$4,085,618	$3,424,710	$3,402,783	$2,782,002	$1,568,402

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.9% of net assets

Automobiles & Components 1.8%
Cooper-Standard Holding, Inc. *	320,379	11,475,976
Dorman Products, Inc. *	40,029	3,991,292
Fox Factory Holding Corp. *	14,486	1,841,895
Gentherm, Inc. *	59,866	4,237,914
LCI Industries	44,105	6,216,159
Modine Manufacturing Co. *	331,922	4,603,758
Patrick Industries, Inc.	36,558	2,885,523
Standard Motor Products, Inc.	55,245	2,320,842
Stoneridge, Inc. *	56,564	1,734,252
Tenneco, Inc., Class A *	747,733	8,329,746
Tesla, Inc. *	19,945	13,472,847
Veoneer, Inc. *	279,558	7,682,254
Winnebago Industries, Inc.	41,509	2,889,026
		71,681,484

Banks 8.7%
Associated Banc-Corp.	278,895	5,619,734
Atlantic Union Bankshares Corp.	60,270	2,213,717
Axos Financial, Inc. *	50,814	2,351,164
BancorpSouth Bank	135,147	4,062,519
Bank of Hawaii Corp.	55,303	4,839,013
Bank OZK	152,517	6,286,751
BankUnited, Inc.	214,941	8,638,479
Banner Corp.	47,037	2,435,576
Berkshire Hills Bancorp, Inc.	85,640	1,726,502
BOK Financial Corp.	42,393	3,648,342
Boston Private Financial Holdings, Inc.	201,904	2,778,199
Brookline Bancorp, Inc.	106,000	1,508,380
Cadence BanCorp	120,507	2,472,804
Capitol Federal Financial, Inc.	187,706	2,498,367
Cathay General Bancorp	104,301	3,925,890
Central Pacific Financial Corp.	75,919	1,718,047
Columbia Banking System, Inc.	85,005	3,764,871
Commerce Bancshares, Inc.	76,061	5,630,796
Community Bank System, Inc.	36,391	2,590,675
Cullen/Frost Bankers, Inc.	62,638	6,539,407
CVB Financial Corp.	97,078	2,078,440
Eagle Bancorp, Inc.	33,310	1,628,526
East West Bancorp, Inc.	175,415	12,657,946
Essent Group Ltd.	65,040	2,681,599
F.N.B. Corp.	559,147	6,614,709
Federal Agricultural Mortgage Corp., Class C	16,889	1,456,676
First BanCorp	288,655	3,027,991
First Citizens BancShares, Inc., Class A	6,921	5,106,937
First Commonwealth Financial Corp.	146,154	1,959,925
First Financial Bancorp	114,038	2,557,872
First Financial Bankshares, Inc.	52,724	2,354,654
First Hawaiian, Inc.	204,302	5,697,983
First Horizon Corp.	748,013	12,117,811
First Interstate BancSystem, Inc., Class A	34,883	1,584,386
First Merchants Corp.	44,590	1,875,010
First Midwest Bancorp, Inc.	135,649	2,683,137
Security	Number of Shares	Value ($)
Flagstar Bancorp, Inc.	47,500	2,061,025
Fulton Financial Corp.	310,052	4,790,303
Glacier Bancorp, Inc.	64,001	3,468,854
Great Western Bancorp, Inc.	138,319	3,711,099
Hancock Whitney Corp.	157,314	5,938,603
Heartland Financial USA, Inc.	33,522	1,566,818
Hilltop Holdings, Inc.	88,038	2,908,776
Home BancShares, Inc.	171,107	4,181,855
Hope Bancorp, Inc.	239,540	3,152,346
Independent Bank Corp.	20,776	1,776,556
International Bancshares Corp.	74,589	3,250,589
Investors Bancorp, Inc.	322,480	4,301,883
MGIC Investment Corp.	598,908	7,294,699
National Bank Holdings Corp., Class A	42,977	1,665,359
NBT Bancorp, Inc.	53,331	1,932,182
Northwest Bancshares, Inc.	172,218	2,431,718
OFG Bancorp	113,762	2,196,744
Old National Bancorp	191,213	3,466,692
Park National Corp.	17,019	2,110,356
Pinnacle Financial Partners, Inc.	49,560	4,022,785
Popular, Inc.	142,683	9,534,078
Prosperity Bancshares, Inc.	68,743	5,050,548
Provident Financial Services, Inc.	106,204	2,148,507
Radian Group, Inc.	334,339	6,820,516
Renasant Corp.	56,032	2,200,937
S&T Bancorp, Inc.	50,120	1,447,466
Sandy Spring Bancorp, Inc.	42,486	1,596,624
Signature Bank	46,340	10,117,876
Simmons First National Corp., Class A	84,938	2,486,985
South State Corp.	35,775	2,821,217
Sterling Bancorp	185,865	4,057,433
SVB Financial Group *	28,323	14,313,311
Synovus Financial Corp.	269,862	11,417,861
TCF Financial Corp.	79,427	3,559,918
Texas Capital Bancshares, Inc. *	67,251	5,124,526
The Bank of NT Butterfield & Son Ltd.	72,359	2,640,380
Towne Bank	67,665	1,951,459
Trustmark Corp.	100,650	3,035,604
UMB Financial Corp.	44,666	3,768,470
Umpqua Holdings Corp.	427,029	7,289,385
United Bankshares, Inc.	121,986	4,507,383
United Community Banks, Inc.	80,154	2,649,891
Valley National Bancorp	395,466	4,844,458
Walker & Dunlop, Inc.	47,747	4,758,466
Washington Federal, Inc.	159,636	4,824,200
Webster Financial Corp.	134,333	7,429,958
WesBanco, Inc.	65,701	2,120,828
Westamerica BanCorp	20,122	1,209,533
Western Alliance Bancorp	63,818	5,839,985
Wintrust Financial Corp.	72,948	5,373,350
WSFS Financial Corp.	35,973	1,911,605
		354,414,835

Capital Goods 11.9%
AAON, Inc.	25,803	1,989,411
AAR Corp.	160,125	6,369,772
Advanced Drainage Systems, Inc.	21,789	2,397,226

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Aegion Corp. *	133,851	3,460,048
Aerojet Rocketdyne Holdings, Inc. *	41,873	2,146,829
Air Lease Corp.	170,818	7,833,713
Alamo Group, Inc.	17,193	2,624,168
Albany International Corp., Class A	35,534	2,808,963
Allegion plc	54,924	5,974,633
Altra Industrial Motion Corp.	56,151	3,252,266
American Woodmark Corp. *	26,164	2,443,979
Apogee Enterprises, Inc.	116,732	4,365,777
Applied Industrial Technologies, Inc.	84,776	7,237,327
Arcosa, Inc.	120,362	6,828,136
Argan, Inc.	40,508	2,026,210
Armstrong World Industries, Inc.	44,364	3,796,671
Astec Industries, Inc.	56,383	3,829,533
Astronics Corp. *	99,411	1,570,694
Atkore, Inc. *	77,924	5,271,559
AZZ, Inc.	65,764	3,359,883
Barnes Group, Inc.	96,182	5,035,128
Beacon Roofing Supply, Inc. *	187,564	8,971,186
Boise Cascade Co.	153,703	7,675,928
Builders FirstSource, Inc. *	347,133	15,018,709
BWX Technologies, Inc.	78,531	4,555,583
CAI International, Inc.	50,989	2,243,516
Chart Industries, Inc. *	28,702	4,106,969
CIRCOR International, Inc. *	50,504	1,798,447
Colfax Corp. *	187,489	8,315,137
Columbus McKinnon Corp.	37,674	1,896,509
Comfort Systems USA, Inc.	72,132	4,467,856
Crane Co.	91,835	7,701,283
Cubic Corp.	50,460	3,504,447
Douglas Dynamics, Inc.	33,113	1,595,384
DXP Enterprises, Inc. *	74,439	2,236,148
Dycom Industries, Inc. *	103,855	7,953,216
Encore Wire Corp.	61,370	4,021,576
Enerpac Tool Group Corp.	127,391	3,146,558
EnerSys	89,217	8,054,511
EnPro Industries, Inc.	46,701	3,751,958
ESCO Technologies, Inc.	19,931	2,106,109
Federal Signal Corp.	70,397	2,563,155
Franklin Electric Co., Inc.	54,712	4,106,683
Generac Holdings, Inc. *	27,093	8,928,769
Gibraltar Industries, Inc. *	35,349	3,087,735
GMS, Inc. *	116,322	4,257,385
Granite Construction, Inc.	254,010	8,732,864
Griffon Corp.	118,094	2,905,112
H&E Equipment Services, Inc.	134,321	4,154,549
HEICO Corp.	13,231	1,664,195
HEICO Corp., Class A	24,624	2,850,474
Herc Holdings, Inc. *	75,119	6,592,443
Hillenbrand, Inc.	139,507	6,481,495
Hyster-Yale Materials Handling, Inc.	46,349	3,965,157
Ingersoll Rand, Inc. *	74,536	3,453,998
Insteel Industries, Inc.	66,046	2,039,500
JELD-WEN Holding, Inc. *	169,712	5,031,961
John Bean Technologies Corp.	23,337	3,443,841
Kadant, Inc.	11,176	1,944,624
Kaman Corp.	69,168	3,365,715
Kennametal, Inc.	148,498	5,547,885
Lindsay Corp.	18,084	2,897,961
Lydall, Inc. *	74,348	2,589,541
Masonite International Corp. *	50,629	5,555,014
MasTec, Inc. *	141,890	12,308,957
Matrix Service Co. *	200,287	2,717,895
Maxar Technologies, Inc.	107,094	5,124,448
McGrath RentCorp	33,970	2,638,110
Meritor, Inc. *	146,910	4,461,657
Moog, Inc., Class A	93,677	7,274,956
MRC Global, Inc. *	609,707	5,328,839
Security	Number of Shares	Value ($)
Mueller Industries, Inc.	167,770	6,818,173
Mueller Water Products, Inc., Class A	238,413	3,073,144
MYR Group, Inc. *	67,289	3,966,687
National Presto Industries, Inc.	14,212	1,454,314
Navistar International Corp. *	51,666	2,276,404
NOW, Inc. *	728,980	7,749,057
nVent Electric plc	314,214	8,251,260
Primoris Services Corp.	168,732	5,647,460
Proto Labs, Inc. *	11,207	1,632,636
Quanex Building Products Corp.	113,832	2,769,533
Raven Industries, Inc.	61,292	2,402,646
RBC Bearings, Inc. *	15,384	3,062,339
REV Group, Inc.	157,556	1,956,846
Rexnord Corp.	114,562	5,149,562
Rush Enterprises, Inc., Class A	193,720	8,219,540
Simpson Manufacturing Co., Inc.	44,139	4,301,787
SiteOne Landscape Supply, Inc. *	16,108	2,553,279
SPX FLOW, Inc. *	73,048	4,496,835
Standex International Corp.	27,341	2,681,058
Teledyne Technologies, Inc. *	19,274	7,150,654
Tennant Co.	24,181	1,842,592
Terex Corp.	288,728	11,889,819
The Greenbrier Cos., Inc.	228,890	10,769,274
The Manitowoc Co., Inc. *	122,348	1,993,049
The Middleby Corp. *	63,719	9,329,099
Titan Machinery, Inc. *	123,169	3,017,641
Trex Co., Inc. *	35,543	3,257,161
TriMas Corp. *	69,790	2,344,246
Triton International Ltd.	108,514	6,269,939
Tutor Perini Corp. *	461,374	6,782,198
Vectrus, Inc. *	30,254	1,651,868
Wabash National Corp.	323,038	5,355,970
Watts Water Technologies, Inc., Class A	31,088	3,546,830
Welbilt, Inc. *	223,671	3,574,263
Woodward, Inc.	62,155	7,099,344
		488,094,381

Commercial & Professional Services 5.2%
ACCO Brands Corp.	408,291	3,307,157
ADT, Inc.	219,558	1,670,836
ASGN, Inc. *	76,743	7,134,797
Brady Corp., Class A	65,938	3,455,811
CBIZ, Inc. *	68,146	2,054,602
Cimpress plc *	17,719	1,755,599
Clean Harbors, Inc. *	86,606	7,374,501
Copart, Inc. *	62,714	6,845,860
CoreLogic, Inc.	92,047	7,792,699
CoStar Group, Inc. *	4,586	3,777,763
Covanta Holding Corp.	368,542	5,178,015
Deluxe Corp.	242,865	9,600,453
Exponent, Inc.	20,940	2,020,082
FTI Consulting, Inc. *	40,643	4,655,656
Harsco Corp. *	211,876	3,466,291
Healthcare Services Group, Inc.	170,052	4,837,979
Herman Miller, Inc.	176,463	6,768,238
HNI Corp.	143,578	5,109,941
Huron Consulting Group, Inc. *	34,547	1,758,442
IAA, Inc. *	74,212	4,351,050
ICF International, Inc.	33,872	2,826,618
Insperity, Inc.	34,855	3,091,639
Interface, Inc.	247,406	3,072,783
KAR Auction Services, Inc.	232,559	3,234,896
KBR, Inc.	248,306	7,697,486
Kelly Services, Inc., Class A *	369,356	7,689,992
Kforce, Inc.	67,913	3,487,333
Knoll, Inc.	170,056	2,773,613
Korn Ferry	113,231	6,969,368

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
ManTech International Corp., Class A	41,545	3,247,157
Matthews International Corp., Class A	108,390	3,869,523
MSA Safety, Inc.	21,033	3,386,103
Quad/Graphics, Inc. *	778,689	3,410,658
R.R. Donnelley & Sons Co. *	2,291,242	7,790,223
Resources Connection, Inc.	153,714	1,961,391
Rollins, Inc.	91,172	3,024,175
SP Plus Corp. *	86,043	2,852,325
Steelcase, Inc., Class A	364,870	5,086,288
Stericycle, Inc. *	99,189	6,434,390
Team, Inc. *	194,467	2,156,639
Tetra Tech, Inc.	53,750	7,437,387
The Brink's Co.	55,218	4,242,399
TransUnion	62,825	5,290,493
TriNet Group, Inc. *	23,897	1,918,212
TrueBlue, Inc. *	261,335	5,443,608
UniFirst Corp.	22,802	5,524,697
US Ecology, Inc. *	31,874	1,217,906
Viad Corp.	97,360	4,073,542
		212,126,616

Consumer Durables & Apparel 4.6%
Acushnet Holdings Corp.	51,923	2,192,189
American Outdoor Brands, Inc. *	41,289	826,193
Beazer Homes USA, Inc. *	145,563	2,572,098
Callaway Golf Co.	132,124	3,692,866
Cavco Industries, Inc. *	8,795	1,854,953
Century Communities, Inc. *	40,072	2,217,184
Columbia Sportswear Co.	43,450	4,478,392
Crocs, Inc. *	41,368	3,173,753
Deckers Outdoor Corp. *	32,937	10,741,085
Ethan Allen Interiors, Inc.	156,142	4,000,358
Fossil Group, Inc. *	1,058,389	16,024,009
G-III Apparel Group Ltd. *	324,686	9,347,710
Helen of Troy Ltd. *	28,963	6,279,178
iRobot Corp. *	34,803	4,319,400
KB Home	133,819	5,403,611
Kontoor Brands, Inc.	239,731	10,128,635
La-Z-Boy, Inc.	140,199	5,973,879
LGI Homes, Inc. *	17,313	1,891,445
M.D.C Holdings, Inc.	95,245	5,388,010
M/I Homes, Inc. *	64,767	3,231,873
Meritage Homes Corp. *	64,270	5,418,604
Movado Group, Inc.	104,413	2,380,616
Oxford Industries, Inc.	55,044	4,196,555
Smith & Wesson Brands, Inc.	156,089	2,686,292
Steven Madden Ltd.	210,534	7,787,653
Sturm Ruger & Co., Inc.	40,573	2,767,079
Tempur Sealy International, Inc.	185,359	6,192,844
TopBuild Corp. *	27,693	5,273,024
Tri Pointe Homes, Inc. *	370,081	7,031,539
Tupperware Brands Corp. *	681,224	20,825,018
Universal Electronics, Inc. *	30,549	1,777,646
Vista Outdoor, Inc. *	287,065	9,074,125
Wolverine World Wide, Inc.	210,058	7,341,527
		186,489,343

Consumer Services 5.8%
Adtalem Global Education, Inc. *	158,140	6,214,902
American Public Education, Inc. *	43,150	1,270,336
Arcos Dorados Holdings, Inc., Class A	478,564	2,522,032
BJ's Restaurants, Inc. *	96,509	5,359,145
Bloomin' Brands, Inc. *	354,035	8,794,229
Boyd Gaming Corp. *	141,282	8,293,253
Bright Horizons Family Solutions, Inc. *	35,023	5,591,772
Brinker International, Inc.	179,961	12,343,525
Security	Number of Shares	Value ($)
Caesars Entertainment, Inc. *	134,625	12,579,360
Choice Hotels International, Inc.	20,659	2,166,509
Churchill Downs, Inc.	29,004	6,689,193
Dave & Buster's Entertainment, Inc. *	155,883	6,330,409
Denny's Corp. *	111,923	1,964,249
Dine Brands Global, Inc.	33,189	2,625,582
Fiesta Restaurant Group, Inc. *	115,801	1,767,123
frontdoor, Inc. *	41,663	2,181,891
Graham Holdings Co., Class B	14,261	8,568,437
Grand Canyon Education, Inc. *	43,003	4,501,984
Hilton Grand Vacations, Inc. *	165,539	6,540,446
Houghton Mifflin Harcourt Co. *	1,135,291	6,925,275
Hyatt Hotels Corp., Class A *	95,820	8,427,369
International Game Technology plc	522,731	9,560,750
Jack in the Box, Inc.	81,917	8,384,205
Laureate Education, Inc., Class A *	276,013	3,795,179
Marriott Vacations Worldwide Corp. *	55,636	9,441,986
Papa John's International, Inc.	28,056	2,530,371
Penn National Gaming, Inc. *	120,007	13,894,410
Perdoceo Education Corp. *	92,341	1,188,429
Planet Fitness, Inc., Class A *	20,533	1,767,686
Red Robin Gourmet Burgers, Inc. *	163,727	5,024,782
Red Rock Resorts, Inc., Class A	135,604	4,091,173
Regis Corp. *	209,994	2,467,429
Ruth's Hospitality Group, Inc.	99,921	2,278,698
Scientific Games Corp., Class A *	122,775	5,749,553
SeaWorld Entertainment, Inc. *	82,537	4,098,787
Strategic Education, Inc.	12,986	1,180,687
Stride, Inc. *	113,221	2,722,965
Terminix Global Holdings, Inc. *	99,645	4,485,021
Texas Roadhouse, Inc.	88,743	8,064,964
The Cheesecake Factory, Inc.	200,085	10,994,671
Vail Resorts, Inc.	28,183	8,713,620
WW International, Inc. *	54,607	1,610,360
Wyndham Hotels & Resorts, Inc.	83,606	5,457,800
		239,160,547

Diversified Financials 3.9%
AGNC Investment Corp.	408,136	6,542,420
Apollo Commercial Real Estate Finance, Inc.	196,233	2,607,937
Artisan Partners Asset Management, Inc., Class A	73,593	3,495,667
BGC Partners, Inc., Class A	644,843	2,888,897
Blackstone Mortgage Trust, Inc., Class A	129,345	3,776,874
Brightsphere Investment Group, Inc.	123,364	2,232,888
Cannae Holdings, Inc. *	84,964	3,173,405
Capstead Mortgage Corp.	281,785	1,614,628
Cboe Global Markets, Inc.	65,944	6,525,818
Cohen & Steers, Inc.	20,371	1,311,485
Compass Diversified Holdings	151,170	3,575,170
Credit Acceptance Corp. *	9,477	3,440,340
Donnelley Financial Solutions, Inc. *	156,521	4,067,981
Encore Capital Group, Inc. *	44,818	1,497,818
Enova International, Inc. *	100,877	3,096,924
FactSet Research Systems, Inc.	15,081	4,583,267
Federated Hermes, Inc.	194,605	5,199,846
FirstCash, Inc.	56,922	3,604,301
Green Dot Corp., Class A *	40,487	1,913,416
Greenhill & Co., Inc.	129,443	1,953,295
Houlihan Lokey, Inc.	33,890	2,154,048
Invesco Mortgage Capital, Inc. (a)	654,612	2,546,441
Janus Henderson Group plc	295,604	8,640,505
Ladder Capital Corp., Class A	251,886	2,881,576
MarketAxess Holdings, Inc.	6,426	3,572,470
MFA Financial, Inc.	1,256,913	5,052,790
Moelis & Co., Class A	66,695	3,444,130

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Morningstar, Inc.	12,201	2,736,074
Nelnet, Inc., Class A	37,537	2,725,186
New York Mortgage Trust, Inc.	562,538	2,345,783
OneMain Holdings, Inc.	187,734	8,806,602
PennyMac Mortgage Investment Trust	160,721	3,048,877
Piper Sandler Cos.	20,212	2,148,940
PRA Group, Inc. *	72,739	2,681,160
Redwood Trust, Inc.	271,139	2,668,008
SLM Corp.	539,388	8,516,936
Stifel Financial Corp.	96,434	5,890,189
Two Harbors Investment Corp.	522,630	3,773,389
Virtus Investment Partners, Inc.	10,160	2,549,144
Waddell & Reed Financial, Inc., Class A	457,034	11,466,983
WisdomTree Investments, Inc.	346,276	1,835,263
World Acceptance Corp. *	26,296	3,327,759
		159,914,630

Energy 5.2%
Arch Resources, Inc.	133,932	6,418,021
Archrock, Inc.	330,695	3,409,465
Callon Petroleum Co. *(a)	151,455	3,872,704
Centennial Resource Development, Inc., Class A *	1,648,862	6,529,494
ChampionX Corp. *	265,319	5,643,335
Cheniere Energy, Inc. *	92,905	6,260,868
Cimarex Energy Co.	157,250	9,118,927
CNX Resources Corp. *	670,362	8,453,265
CONSOL Energy, Inc. *	579,936	6,269,108
Continental Resources, Inc. *	207,943	5,028,062
Core Laboratories N.V.	128,581	4,569,769
Cosan Ltd., A Shares	285,277	5,257,655
CVR Energy, Inc.	166,548	3,677,380
Diamondback Energy, Inc.	110,465	7,653,015
Dril-Quip, Inc. *	104,099	3,535,202
EQT Corp. *	454,093	8,078,314
Equitrans Midstream Corp.	394,185	2,849,958
Exterran Corp. *	408,664	2,235,392
Forum Energy Technologies, Inc. *	117,694	2,512,767
Frank's International N.V. *	607,344	2,751,268
GasLog Ltd.	345,463	2,034,777
Green Plains, Inc. *	375,818	9,515,712
Helix Energy Solutions Group, Inc. *	497,156	2,436,064
International Seaways, Inc.	79,389	1,376,605
Kosmos Energy Ltd.	1,150,972	3,544,994
Liberty Oilfield Services, Inc., Class A	175,785	2,054,927
Magnolia Oil & Gas Corp., Class A *	194,855	2,349,951
Matador Resources Co. *	133,278	2,784,177
Newpark Resources, Inc. *	820,089	2,837,508
NexTier Oilfield Solutions, Inc. *	461,935	2,147,998
Nordic American Tankers Ltd.	507,332	1,506,776
Oil States International, Inc. *	851,029	6,238,043
Par Pacific Holdings, Inc. *	177,903	3,143,546
PDC Energy, Inc. *	220,826	7,717,869
ProPetro Holding Corp. *	272,531	3,125,931
QEP Resources, Inc.	3,094,052	10,643,539
Range Resources Corp. *	921,860	8,886,730
Renewable Energy Group, Inc. *	104,629	8,136,997
REX American Resources Corp. *	21,454	2,018,178
RPC, Inc. *	500,711	3,179,515
Scorpio Tankers, Inc.	136,744	2,018,341
SFL Corp., Ltd.	263,539	1,987,084
Southwestern Energy Co. *	721,726	2,922,990
Teekay Tankers Ltd., Class A *	108,032	1,360,123
Tidewater, Inc. *	259,512	3,233,520
Security	Number of Shares	Value ($)
US Silica Holdings, Inc.	579,745	7,716,406
Whiting Petroleum Corp. *	83,305	2,857,362
		211,899,632

Food & Staples Retailing 0.6%
BJ's Wholesale Club Holdings, Inc. *	68,302	2,744,374
Ingles Markets, Inc., Class A	93,070	4,835,917
PriceSmart, Inc.	72,126	6,956,553
The Andersons, Inc.	259,585	6,785,552
The Chefs' Warehouse, Inc. *	69,836	2,174,693
Weis Markets, Inc.	55,439	2,963,215
		26,460,304

Food, Beverage & Tobacco 2.1%
B&G Foods, Inc. (a)	193,803	5,878,045
Cal-Maine Foods, Inc. *	85,600	3,261,360
Calavo Growers, Inc.	31,219	2,349,230
Coca-Cola Consolidated, Inc.	5,082	1,304,346
Fresh Del Monte Produce, Inc.	237,993	6,125,940
Hostess Brands, Inc. *	113,770	1,637,150
J&J Snack Foods Corp.	20,268	3,217,748
John B Sanfilippo & Son, Inc.	20,756	1,794,564
Keurig Dr Pepper, Inc.	186,851	5,702,692
Lamb Weston Holdings, Inc.	75,264	6,003,809
Lancaster Colony Corp.	20,931	3,656,018
Nomad Foods Ltd. *	190,629	4,502,657
Pilgrim's Pride Corp. *	203,375	4,553,566
Post Holdings, Inc. *	66,809	6,417,673
The Boston Beer Co., Inc., Class A *	4,513	4,642,568
The Hain Celestial Group, Inc. *	132,396	5,584,463
TreeHouse Foods, Inc. *	151,488	7,577,430
Universal Corp.	134,473	6,833,918
Vector Group Ltd.	275,722	3,763,605
		84,806,782

Health Care Equipment & Services 4.0%
ABIOMED, Inc. *	8,584	2,785,937
Acadia Healthcare Co., Inc. *	138,351	7,642,509
Align Technology, Inc. *	19,677	11,159,023
Allscripts Healthcare Solutions, Inc. *	295,573	4,560,691
Amedisys, Inc. *	13,820	3,505,305
AMN Healthcare Services, Inc. *	61,431	4,476,477
Avanos Medical, Inc. *	50,974	2,343,785
Brookdale Senior Living, Inc. *	1,130,254	6,578,078
Cantel Medical Corp. *	37,543	2,788,694
Chemed Corp.	11,037	4,913,783
Community Health Systems, Inc. *	864,817	7,402,834
CONMED Corp.	21,673	2,667,079
Covetrus, Inc. *	379,136	14,088,694
Globus Medical, Inc., Class A *	37,773	2,360,813
Haemonetics Corp. *	26,421	3,342,257
Hill-Rom Holdings, Inc.	54,358	5,798,368
HMS Holdings Corp. *	59,749	2,197,867
ICU Medical, Inc. *	10,346	2,146,795
IDEXX Laboratories, Inc. *	10,989	5,716,148
Integer Holdings Corp. *	27,585	2,432,721
Integra LifeSciences Holdings Corp. *	34,154	2,334,084
Invacare Corp.	148,344	1,349,930
LENSAR, Inc. *	58,230	526,399
LHC Group, Inc. *	13,192	2,397,118
LivaNova plc *	31,811	2,466,625
Masimo Corp. *	15,193	3,809,341
Merit Medical Systems, Inc. *	34,657	1,931,088
ModivCare, Inc. *	25,648	3,289,612
National HealthCare Corp.	31,323	2,178,515

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Neogen Corp. *	19,181	1,571,308
NextGen Healthcare, Inc. *	102,111	1,909,476
NuVasive, Inc. *	43,683	2,635,395
Omnicell, Inc. *	18,572	2,356,787
Premier, Inc., Class A	71,830	2,429,291
Select Medical Holdings Corp. *	207,740	6,574,971
Teleflex, Inc.	16,748	6,667,714
The Ensign Group, Inc.	49,949	4,096,817
Tivity Health, Inc. *	124,465	2,962,267
Triple-S Management Corp., Class B *	145,779	3,688,209
Varex Imaging Corp. *	95,866	2,198,207
Veeva Systems, Inc., Class A *	8,763	2,454,604
West Pharmaceutical Services, Inc.	23,920	6,713,148
		165,448,764

Household & Personal Products 1.0%
Central Garden & Pet Co. *	15,297	697,543
Central Garden & Pet Co., Class A *	62,386	2,589,643
Coty, Inc., Class A *	1,142,950	8,766,427
Edgewell Personal Care Co.	189,846	5,807,389
Energizer Holdings, Inc.	58,164	2,431,255
Herbalife Nutrition Ltd. *	139,892	6,292,342
Medifast, Inc.	9,588	2,425,668
Spectrum Brands Holdings, Inc.	65,272	5,061,844
USANA Health Sciences, Inc. *	30,055	2,917,138
WD-40 Co.	8,258	2,574,432
		39,563,681

Insurance 2.2%
Ambac Financial Group, Inc. *	125,607	2,129,039
American Equity Investment Life Holding Co.	250,895	6,932,229
American National Group, Inc.	16,372	1,473,807
AMERISAFE, Inc.	28,339	1,658,398
Argo Group International Holdings Ltd.	73,380	3,390,890
Brighthouse Financial, Inc. *	131,702	5,253,593
Brown & Brown, Inc.	153,083	7,026,510
CNA Financial Corp.	72,025	3,063,943
Employers Holdings, Inc.	50,827	1,692,031
Horace Mann Educators Corp.	46,834	1,804,982
James River Group Holdings Ltd.	54,282	2,492,087
Kemper Corp.	62,994	4,763,606
MBIA, Inc. *	395,095	2,884,194
Mercury General Corp.	62,331	3,640,130
ProAssurance Corp.	331,106	8,194,873
RLI Corp.	30,797	3,213,359
Safety Insurance Group, Inc.	24,101	1,905,907
Selective Insurance Group, Inc.	65,779	4,461,790
Stewart Information Services Corp.	86,693	4,091,910
The Hanover Insurance Group, Inc.	62,283	7,184,344
United Fire Group, Inc.	50,744	1,494,411
Universal Insurance Holdings, Inc.	104,589	1,557,330
White Mountains Insurance Group Ltd.	6,734	8,047,534
		88,356,897

Materials 7.2%
AdvanSix, Inc. *	174,211	4,843,066
Allegheny Technologies, Inc. *	403,200	7,926,912
Alpha Metallurgical Resources, Inc. *	444,722	6,670,830
Avient Corp.	194,830	8,420,553
Axalta Coating Systems Ltd. *	271,678	7,427,677
Balchem Corp.	21,325	2,545,352
Cabot Corp.	156,633	7,711,043
Carpenter Technology Corp.	197,798	8,042,467
Century Aluminum Co. *	227,220	3,119,731
Security	Number of Shares	Value ($)
Clearwater Paper Corp. *	94,106	3,294,651
Cleveland-Cliffs, Inc.	1,055,455	14,079,770
Compass Minerals International, Inc.	73,071	4,610,049
Constellium SE *	207,591	2,748,505
Eagle Materials, Inc.	66,057	8,282,227
Element Solutions, Inc.	242,065	4,369,273
Ferro Corp. *	128,717	2,042,739
FMC Corp.	52,767	5,365,876
GCP Applied Technologies, Inc. *	104,038	2,579,102
Glatfelter Corp.	140,888	2,261,252
Greif, Inc., Class A	91,319	4,410,708
H.B. Fuller Co.	84,557	4,741,111
Hecla Mining Co.	487,345	3,182,363
Ingevity Corp. *	41,341	2,872,373
Innospec, Inc.	38,002	3,817,301
Kaiser Aluminum Corp.	48,242	5,504,412
Kraton Corp. *	158,451	5,892,793
Livent Corp. *	143,038	2,663,368
Louisiana-Pacific Corp.	225,476	10,734,912
Materion Corp.	49,783	3,409,140
Mercer International, Inc.	168,912	2,596,177
Minerals Technologies, Inc.	79,513	5,663,711
Myers Industries, Inc.	85,402	1,890,800
Neenah, Inc.	46,093	2,549,865
NewMarket Corp.	11,426	4,330,225
Orion Engineered Carbons S.A.	198,790	3,518,583
Quaker Chemical Corp.	8,135	2,297,161
Rayonier Advanced Materials, Inc. *	624,573	5,777,300
Royal Gold, Inc.	22,345	2,317,400
Schnitzer Steel Industries, Inc., Class A	201,586	6,962,780
Schweitzer-Mauduit International, Inc.	85,195	3,978,607
Sensient Technologies Corp.	70,758	5,508,510
Silgan Holdings, Inc.	149,345	5,609,398
Southern Copper Corp.	93,221	6,649,454
Stepan Co.	35,583	4,294,512
Summit Materials, Inc., Class A *	210,308	5,827,635
SunCoke Energy, Inc.	486,491	3,108,677
The Scotts Miracle-Gro Co.	36,074	7,689,173
TimkenSteel Corp. *	474,077	3,830,542
Trinseo S.A.	229,182	14,830,367
Tronox Holdings plc, Class A	254,234	4,662,652
US Concrete, Inc. *	58,055	2,987,510
Valvoline, Inc.	144,716	3,612,111
Verso Corp., Class A	278,396	3,479,950
W.R. Grace & Co.	94,522	5,601,374
Warrior Met Coal, Inc.	393,377	7,541,037
Westlake Chemical Corp.	89,187	7,633,515
Worthington Industries, Inc.	124,356	7,945,105
		296,263,687

Media & Entertainment 4.0%
AMC Entertainment Holdings, Inc., Class A (a)	731,849	5,862,111
AMC Networks, Inc., Class A *	206,990	13,576,474
Cable One, Inc.	1,875	3,590,344
Cars.com, Inc. *	315,142	3,677,707
Gannett Co., Inc. *	1,432,685	7,091,791
Gray Television, Inc. *	150,195	2,726,039
iHeartMedia, Inc., Class A *	324,232	4,561,944
John Wiley & Sons, Inc., Class A	128,818	6,786,132
Liberty Media Corp. - Liberty Formula One, Class A *	10,722	415,692
Liberty Media Corp. - Liberty Formula One, Class C *	83,064	3,646,510
Liberty TripAdvisor Holdings, Inc., Class A *	439,606	2,474,982
Lions Gate Entertainment Corp., Class A *	131,646	1,911,500

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Lions Gate Entertainment Corp., Class B *	297,219	3,727,126
Live Nation Entertainment, Inc. *	72,991	6,485,980
Madison Square Garden Entertainment Corp. *	11,625	1,252,826
Madison Square Garden Sports Corp. *	11,450	2,202,408
Meredith Corp. *	189,908	4,705,920
MSG Networks, Inc., Class A *	112,141	1,901,911
National CineMedia, Inc.	453,247	2,139,326
Nexstar Media Group, Inc., Class A	54,450	7,489,598
Scholastic Corp.	132,391	3,812,861
Sinclair Broadcast Group, Inc., Class A	248,570	7,688,270
Sirius XM Holdings, Inc.	823,988	4,820,330
Spotify Technology S.A. *	10,590	3,255,154
Take-Two Interactive Software, Inc. *	34,640	6,389,694
TEGNA, Inc.	507,518	9,252,053
The E.W. Scripps Co., Class A	113,370	2,133,623
The Marcus Corp. *	84,145	1,652,608
The New York Times Co., Class A	81,643	4,177,672
TripAdvisor, Inc. *	179,771	8,920,237
Twitter, Inc. *	139,150	10,722,899
Yandex N.V., Class A *	97,935	6,266,371
Yelp, Inc. *	84,703	3,194,150
Zynga, Inc., Class A *	352,200	3,927,030
		162,439,273

Pharmaceuticals, Biotechnology & Life Sciences 1.9%
Alkermes plc *	77,102	1,468,022
Bio-Rad Laboratories, Inc., Class A *	8,294	4,847,843
Bio-Techne Corp.	11,011	3,982,569
BioMarin Pharmaceutical, Inc. *	22,282	1,725,295
Bruker Corp.	67,088	4,091,026
Catalent, Inc. *	51,417	5,846,627
Charles River Laboratories International, Inc. *	21,192	6,063,879
Elanco Animal Health, Inc. *	262,786	8,635,148
Emergent BioSolutions, Inc. *	19,740	1,895,040
Horizon Therapeutics plc *	23,342	2,122,021
Incyte Corp. *	25,107	1,974,917
Lannett Co., Inc. *	187,143	1,134,086
Myriad Genetics, Inc. *	228,010	6,952,025
Nektar Therapeutics *	72,894	1,653,965
PDL BioPharma, Inc. *(b)	823,323	2,033,608
PerkinElmer, Inc.	60,680	7,651,141
PRA Health Sciences, Inc. *	32,904	4,850,379
Prestige Consumer Healthcare, Inc. *	60,080	2,505,937
Syneos Health, Inc. *	41,286	3,193,472
Taro Pharmaceutical Industries Ltd. *	25,254	1,805,661
Vertex Pharmaceuticals, Inc. *	12,434	2,642,847
		77,075,508

Real Estate 9.2%
Acadia Realty Trust	125,392	2,371,163
Alexander & Baldwin, Inc.	232,379	4,059,661
American Assets Trust, Inc.	51,290	1,594,093
American Campus Communities, Inc.	173,223	7,095,214
American Finance Trust, Inc.	195,912	1,735,780
American Homes 4 Rent, Class A	135,455	4,218,069
Americold Realty Trust	66,189	2,319,263
Apartment Income REIT Corp.	167,226	6,836,199
Apartment Investment & Management Co., Class A	167,859	799,009
Ashford Hospitality Trust, Inc. *(a)	668,826	2,294,073
Brandywine Realty Trust	344,889	4,217,992
Brookfield Property REIT, Inc., Class A	182,757	3,198,248
Centerspace	20,300	1,393,189
Chatham Lodging Trust *	188,030	2,619,258
Security	Number of Shares	Value ($)
Columbia Property Trust, Inc.	273,767	3,865,590
CorePoint Lodging, Inc.	396,557	3,612,634
CoreSite Realty Corp.	16,712	2,034,018
Corporate Office Properties Trust	145,650	3,786,900
Cousins Properties, Inc.	81,830	2,744,578
CubeSmart	142,243	5,257,301
Cushman & Wakefield plc *	108,226	1,675,338
CyrusOne, Inc.	52,281	3,431,202
DiamondRock Hospitality Co. *	643,792	6,515,175
Douglas Emmett, Inc.	146,267	4,790,244
EastGroup Properties, Inc.	16,469	2,241,596
Empire State Realty Trust, Inc., Class A	354,931	3,907,790
EPR Properties	114,753	5,184,541
Equity Commonwealth	115,800	3,266,718
Equity LifeStyle Properties, Inc.	79,178	4,881,324
Federal Realty Investment Trust	72,149	7,299,314
First Industrial Realty Trust, Inc.	68,615	2,930,547
Franklin Street Properties Corp.	382,099	1,895,211
Gaming & Leisure Properties, Inc.	155,686	6,912,458
Global Net Lease, Inc.	103,691	1,926,579
Healthcare Realty Trust, Inc.	113,910	3,287,443
Healthcare Trust of America, Inc., Class A	158,933	4,316,620
Hersha Hospitality Trust *	267,593	2,975,634
Highwoods Properties, Inc.	137,608	5,498,816
Hudson Pacific Properties, Inc.	152,572	3,904,317
Invitation Homes, Inc.	231,476	6,745,211
iStar, Inc.	131,576	2,331,527
JBG SMITH Properties	89,529	2,842,546
Kennedy-Wilson Holdings, Inc.	167,803	3,147,984
Kilroy Realty Corp.	84,630	5,370,620
Kite Realty Group Trust	220,846	4,233,618
Lexington Realty Trust	317,548	3,404,115
Life Storage, Inc.	56,471	4,737,917
LTC Properties, Inc.	33,319	1,363,080
Mack-Cali Realty Corp.	184,364	2,575,565
Marcus & Millichap, Inc. *	39,119	1,481,437
Medical Properties Trust, Inc.	242,702	5,239,936
National Health Investors, Inc.	31,767	2,168,733
National Retail Properties, Inc.	117,836	5,165,930
New Senior Investment Group, Inc.	422,687	2,582,618
Newmark Group, Inc., Class A	228,569	2,290,261
Office Properties Income Trust	94,627	2,393,117
Omega Healthcare Investors, Inc.	195,033	7,243,526
Paramount Group, Inc.	381,260	3,534,280
Pebblebrook Hotel Trust	222,447	5,040,649
Pennsylvania Real Estate Investment Trust	1,197,703	2,395,406
Physicians Realty Trust	116,518	1,980,806
Piedmont Office Realty Trust, Inc., Class A	282,829	4,825,063
PotlatchDeltic Corp.	62,755	3,184,816
Preferred Apartment Communities, Inc., Class A	152,414	1,254,367
PS Business Parks, Inc.	15,295	2,215,634
QTS Realty Trust, Inc., Class A	31,466	1,954,668
Rayonier, Inc.	190,271	6,210,445
Regency Centers Corp.	144,967	7,941,292
Retail Opportunity Investments Corp.	156,419	2,472,984
Retail Properties of America, Inc., Class A	656,482	6,912,755
RLJ Lodging Trust	593,752	9,321,906
RPT Realty	257,606	2,825,938
Ryman Hospitality Properties, Inc.	79,198	6,121,213
Sabra Health Care REIT, Inc.	182,864	3,148,918
SBA Communications Corp.	19,805	5,052,850
Seritage Growth Properties, Class A *	96,000	1,938,240
SITE Centers Corp.	552,803	7,374,392
Spirit Realty Capital, Inc.	120,474	5,182,791
STAG Industrial, Inc.	63,891	2,015,761
STORE Capital Corp.	109,988	3,677,999
Summit Hotel Properties, Inc. *	313,714	3,246,940

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Sun Communities, Inc.	39,155	5,949,602
Sunstone Hotel Investors, Inc.	666,576	8,805,469
Tanger Factory Outlet Centers, Inc.	448,385	7,057,580
The GEO Group, Inc.	554,732	3,994,070
The Howard Hughes Corp. *	38,270	3,630,675
Uniti Group, Inc.	650,046	7,742,048
Urban Edge Properties	191,163	3,154,190
VICI Properties, Inc.	206,122	5,874,477
Washington Prime Group, Inc. (a)	667,478	4,158,388
Washington Real Estate Investment Trust	107,847	2,428,714
Weingarten Realty Investors	202,340	5,137,413
Xenia Hotels & Resorts, Inc.	402,373	8,035,389
		374,008,968

Retailing 4.9%
At Home Group, Inc. *	152,700	3,846,513
Caleres, Inc.	480,278	7,617,209
Chico's FAS, Inc.	4,030,481	10,841,994
Conn's, Inc. *	177,526	2,519,094
Designer Brands, Inc., Class A	865,866	10,814,666
Dillard's, Inc., Class A	182,813	14,570,196
Express, Inc. *(a)	3,010,058	8,097,056
Five Below, Inc. *	24,522	4,564,035
Floor & Decor Holdings, Inc., Class A *	22,179	2,109,001
Genesco, Inc. *	235,229	10,571,191
Groupon, Inc. *	120,631	5,235,385
GrubHub, Inc. *	29,697	1,902,687
Guess?, Inc.	316,532	7,979,772
Haverty Furniture Cos., Inc.	102,223	3,697,406
Hibbett Sports, Inc. *	116,577	7,491,238
Lumber Liquidators Holdings, Inc. *	94,729	2,346,437
MarineMax, Inc. *	66,394	2,964,492
MercadoLibre, Inc. *	1,977	3,238,544
Monro, Inc.	54,649	3,387,692
National Vision Holdings, Inc. *	65,902	3,129,686
Ollie's Bargain Outlet Holdings, Inc. *	28,768	2,378,538
Party City Holdco, Inc. *	1,511,707	11,579,676
Pool Corp.	19,872	6,652,549
Rent-A-Center, Inc.	63,540	3,670,070
RH *	5,122	2,511,675
Sally Beauty Holdings, Inc. *	582,010	9,370,361
Shoe Carnival, Inc.	59,227	2,899,754
Sleep Number Corp. *	57,778	7,923,097
Sonic Automotive, Inc., Class A	139,362	6,425,982
Stamps.com, Inc. *	9,991	1,817,663
The Buckle, Inc.	145,357	5,587,523
The Cato Corp., Class A	271,850	3,354,629
The Children's Place, Inc. *	99,012	6,856,581
The Michaels Cos., Inc. *	718,460	10,776,900
Zumiez, Inc. *	73,617	3,318,654
		202,047,946

Semiconductors & Semiconductor Equipment 2.4%
Advanced Energy Industries, Inc.	35,300	3,687,085
Advanced Micro Devices, Inc. *	52,589	4,444,296
Ambarella, Inc. *	20,758	2,335,067
Amkor Technology, Inc.	329,275	7,866,380
Brooks Automation, Inc.	35,051	2,914,841
Cirrus Logic, Inc. *	79,497	6,501,265
CMC Materials, Inc.	13,745	2,343,523
Cree, Inc. *	100,300	11,380,038
Diodes, Inc. *	43,281	3,398,424
Entegris, Inc.	54,023	5,683,760
First Solar, Inc. *	112,414	9,107,782
Kulicke & Soffa Industries, Inc.	105,998	5,285,060
MKS Instruments, Inc.	48,170	7,943,233
Security	Number of Shares	Value ($)
Monolithic Power Systems, Inc.	8,434	3,158,702
Photronics, Inc. *	150,818	1,796,242
Power Integrations, Inc.	37,121	3,280,383
Semtech Corp. *	39,183	2,872,506
Silicon Laboratories, Inc. *	23,411	3,646,029
Synaptics, Inc. *	55,522	7,441,614
Ultra Clean Holdings, Inc. *	52,638	2,441,350
		97,527,580

Software & Services 3.7%
ACI Worldwide, Inc. *	103,945	3,976,936
Aspen Technology, Inc. *	28,827	4,338,752
Black Knight, Inc. *	64,739	4,964,834
Blackbaud, Inc. *	24,668	1,697,652
Cardtronics plc, Class A *	68,883	2,655,440
Cerence, Inc. *	47,684	5,303,414
Cognyte Software Ltd. *	48,817	1,409,347
CommVault Systems, Inc. *	49,880	3,178,852
CSG Systems International, Inc.	51,729	2,387,293
Ebix, Inc.	51,978	1,267,224
EPAM Systems, Inc. *	13,330	4,980,221
Euronet Worldwide, Inc. *	41,054	6,170,827
EVERTEC, Inc.	52,211	2,031,008
ExlService Holdings, Inc. *	28,865	2,442,556
Fair Isaac Corp. *	9,960	4,557,198
Fortinet, Inc. *	22,745	3,840,493
Gartner, Inc. *	47,109	8,434,395
GoDaddy, Inc., Class A *	26,878	2,180,343
InterDigital, Inc.	63,001	3,992,373
j2 Global, Inc. *	52,234	5,817,823
LiveRamp Holdings, Inc. *	87,815	5,546,395
Manhattan Associates, Inc. *	42,308	5,201,769
MicroStrategy, Inc., Class A *	9,078	6,812,222
NIC, Inc.	60,934	2,115,019
Nuance Communications, Inc. *	103,068	4,596,833
Palo Alto Networks, Inc. *	5,989	2,145,919
Paycom Software, Inc. *	3,970	1,485,733
Pegasystems, Inc.	11,392	1,507,731
Perficient, Inc. *	34,405	1,916,014
Progress Software Corp.	54,475	2,317,367
PTC, Inc. *	35,157	4,814,400
Square, Inc., Class A *	12,458	2,865,714
SS&C Technologies Holdings, Inc.	82,764	5,485,598
Sykes Enterprises, Inc. *	98,607	4,029,082
Tyler Technologies, Inc. *	7,153	3,314,843
Unisys Corp. *	113,364	2,783,086
Verint Systems, Inc. *	48,549	2,392,980
VMware, Inc., Class A *	42,087	5,816,844
WEX, Inc. *	21,350	4,448,273
Xperi Holding Corp.	277,122	5,847,274
		151,070,077

Technology Hardware & Equipment 4.4%
3D Systems Corp. *	158,450	5,678,848
ADTRAN, Inc.	201,353	3,390,785
Arista Networks, Inc. *	14,236	3,983,802
Badger Meter, Inc.	20,759	2,254,220
Belden, Inc.	114,395	5,057,403
Benchmark Electronics, Inc.	260,540	7,399,336
Ciena Corp. *	114,552	5,976,178
Cognex Corp.	62,573	5,167,904
Coherent, Inc. *	30,918	7,480,301
Comtech Telecommunications Corp.	70,721	1,900,980
CTS Corp.	52,885	1,701,310
Diebold Nixdorf, Inc. *	197,861	2,872,942
Dolby Laboratories, Inc., Class A	48,260	4,711,624

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
EchoStar Corp., Class A *	111,792	2,537,678
ePlus, Inc. *	33,652	3,182,133
Fabrinet *	39,791	3,514,739
II-VI, Inc. *	58,158	4,902,719
IPG Photonics Corp. *	26,065	5,925,878
Itron, Inc. *	34,887	4,090,152
Keysight Technologies, Inc. *	61,112	8,648,570
Knowles Corp. *	148,385	3,084,924
Littelfuse, Inc.	19,684	5,122,170
Lumentum Holdings, Inc. *	25,581	2,302,290
Methode Electronics, Inc.	80,930	3,150,605
MTS Systems Corp.	52,675	3,074,113
National Instruments Corp.	138,725	6,159,390
NETGEAR, Inc. *	74,617	2,984,680
NetScout Systems, Inc. *	187,139	5,281,063
OSI Systems, Inc. *	27,866	2,636,681
PC Connection, Inc.	52,433	2,412,442
Plantronics, Inc. *	182,444	7,387,158
Plexus Corp. *	69,387	5,827,120
Rogers Corp. *	18,869	3,424,346
ScanSource, Inc. *	202,936	5,771,500
Stratasys Ltd. *	89,671	3,092,753
TTM Technologies, Inc. *	324,940	4,588,153
ViaSat, Inc. *	86,789	4,438,389
Viavi Solutions, Inc. *	122,954	1,990,011
Vishay Intertechnology, Inc.	340,715	8,132,867
Zebra Technologies Corp., Class A *	20,030	10,003,583
		181,241,740

Telecommunication Services 0.5%
ATN International, Inc.	23,240	1,131,323
Cincinnati Bell, Inc. *	150,250	2,295,820
Cogent Communications Holdings, Inc.	29,848	1,786,403
Consolidated Communications Holdings, Inc. *	547,707	2,880,939
Iridium Communications, Inc. *	52,419	2,008,172
Liberty Latin America Ltd., Class A *	135,295	1,484,186
Liberty Latin America Ltd., Class C *	358,444	3,928,546
Shenandoah Telecommunications Co.	35,925	1,593,274
United States Cellular Corp. *	55,003	1,618,738
Vonage Holdings Corp. *	189,729	2,508,218
		21,235,619

Transportation 2.4%
Air Transport Services Group, Inc. *	90,802	2,409,885
Alaska Air Group, Inc. *	112,858	7,338,027
Allegiant Travel Co. *	10,622	2,678,762
AMERCO	15,243	8,760,457
ArcBest Corp.	175,674	10,363,009
Atlas Air Worldwide Holdings, Inc. *	28,862	1,591,162
Atlas Corp.	282,680	3,796,392
Copa Holdings S.A., Class A *	25,721	2,357,844
Costamare, Inc.	220,166	2,124,602
Echo Global Logistics, Inc. *	100,371	2,796,336
Forward Air Corp.	60,762	5,211,557
Hawaiian Holdings, Inc. *	93,302	2,502,360
Heartland Express, Inc.	88,834	1,616,779
Hub Group, Inc., Class A *	106,452	6,129,506
JetBlue Airways Corp. *	384,279	7,082,262
Marten Transport Ltd.	106,030	1,715,565
Saia, Inc. *	28,147	5,644,318
Schneider National, Inc., Class B	146,336	3,384,752
SEACOR Holdings, Inc. *	48,948	2,080,779
SkyWest, Inc.	43,582	2,456,717
Spirit Airlines, Inc. *	90,302	3,240,036
Uber Technologies, Inc. *	53,263	2,756,360
Security	Number of Shares	Value ($)
Werner Enterprises, Inc.	103,267	4,432,220
Yellow Corp. *	644,049	3,844,973
		96,314,660

Utilities 2.3%
ALLETE, Inc.	92,235	5,730,561
American States Water Co.	27,287	1,993,315
Atlantica Sustainable Infrastructure plc	92,172	3,332,018
Avangrid, Inc.	80,210	3,670,410
Avista Corp.	132,230	5,316,968
Black Hills Corp.	85,478	5,056,878
California Water Service Group	44,517	2,446,209
Chesapeake Utilities Corp.	16,323	1,725,831
Clearway Energy, Inc., Class A	26,598	695,538
Clearway Energy, Inc., Class C	54,210	1,488,607
Essential Utilities, Inc.	116,876	4,915,805
Hawaiian Electric Industries, Inc.	173,075	6,050,702
IDACORP, Inc.	60,485	5,216,226
MGE Energy, Inc.	34,026	2,167,456
National Fuel Gas Co.	132,512	6,021,345
New Jersey Resources Corp.	138,785	5,452,863
Northwest Natural Holding Co.	40,648	1,950,697
NorthWestern Corp.	83,073	4,858,109
ONE Gas, Inc.	65,939	4,415,935
Ormat Technologies, Inc.	33,626	2,880,739
Otter Tail Corp.	61,102	2,475,853
PNM Resources, Inc.	109,959	5,279,132
SJW Group	21,948	1,375,701
South Jersey Industries, Inc.	128,006	3,214,231
Spire, Inc.	77,091	5,120,384
Unitil Corp.	28,967	1,211,979
		94,063,492
Total Common Stock
(Cost $3,186,381,600)		4,081,706,446

Other Investment Companies 0.5% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	1,381,377	1,381,377

Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)	17,211,830	17,211,830
Total Other Investment Companies
(Cost $18,593,207)		18,593,207

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 03/19/21	40	4,398,400	(74,680)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $16,139,000.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$4,004,630,938	$—	$—	$4,004,630,938
Pharmaceuticals, Biotechnology & Life Sciences	75,041,900	—	2,033,608	77,075,508
Other Investment Companies[1]	18,593,207	—	—	18,593,207
Liabilities
Futures Contracts[2]	(74,680)	—	—	(74,680)
Total	$4,098,191,365	$—	$2,033,608	$4,100,224,973
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2021
Assets
Investments in unaffiliated issuers, at value (cost $3,187,762,977) including securities on loan of $16,139,000		$4,083,087,823
Collateral invested for securities on loan, at value (cost $17,211,830)		17,211,830
Deposit with broker for futures contracts		642,000
Receivables:
Investments sold		41,847,914
Fund shares sold		4,875,441
Dividends		2,942,495
Income from securities on loan		43,398
Variation margin on futures contracts	+	856
Total assets		4,150,651,757
Liabilities
Collateral held for securities on loan		17,211,830
Payables:
Investments bought		15,238,904
Management fees		787,363
Fund shares redeemed	+	31,795,249
Total liabilities		65,033,346
Net Assets
Total assets		4,150,651,757
Total liabilities	–	65,033,346
Net assets		$4,085,618,411
Net Assets by Source
Capital received from investors		3,680,225,275
Total distributable earnings		405,393,136

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,085,618,411		83,800,000		$48.75

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Small Company Index ETF
Statement of Operations

For the period March 1, 2020 through February 28, 2021
Investment Income
Dividends received from unaffiliated issuers (net of foreign withholding tax of $96,380)		$49,467,831
Securities on loan, net	+	4,389,339
Total investment income		53,857,170
Expenses
Management fees		8,141,286
Total expenses	–	8,141,286
Net investment income		45,715,884
Realized and Unrealized Gains (Losses)
Net realized losses on unaffiliated issuers		(340,381,105)
Net realized gains on in-kind redemptions on unaffiliated issuers		414,516,200
Net realized gains on futures contracts	+	228,597
Net realized gains		74,363,692
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		1,137,880,398
Net change in unrealized appreciation (depreciation) on futures contracts	+	620,009
Net change in unrealized appreciation (depreciation)	+	1,138,500,407
Net realized and unrealized gains		1,212,864,099
Increase in net assets resulting from operations		$1,258,579,983

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Small Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/20-2/28/21		3/1/19-2/29/20
Net investment income		$45,715,884	$50,275,344
Net realized gains		74,363,692	111,141,879
Net change in unrealized appreciation (depreciation)	+	1,138,500,407	(444,489,381)
Increase (decrease) in net assets resulting from operations		1,258,579,983	(283,072,158)
Distributions to Shareholders
Total distributions		($51,561,985)	($50,954,980)

Transactions in Fund Shares
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		30,900,000	$953,673,482	27,150,000	$1,041,018,392
Shares redeemed	+	(45,700,000)	(1,499,782,894)	(17,900,000)	(685,064,295)
Net transactions in fund shares		(14,800,000)	($546,109,412)	9,250,000	$355,954,097
Shares Outstanding and Net Assets
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		98,600,000	$3,424,709,825	89,350,000	$3,402,782,866
Total increase (decrease)	+	(14,800,000)	660,908,586	9,250,000	21,926,959
End of period		83,800,000	$4,085,618,411	98,600,000	$3,424,709,825

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17
Per-Share Data
Net asset value at beginning of period	$25.24	$27.54	$30.28	$26.00	$22.08
Income (loss) from investment operations:
Net investment income (loss)[1]	0.70	0.91	0.94	0.80	0.74
Net realized and unrealized gains (losses)	5.64	(2.29)	(2.81)	4.19	3.79
Total from investment operations	6.34	(1.38)	(1.87)	4.99	4.53
Less distributions:
Distributions from net investment income	(0.64)	(0.92)	(0.87)	(0.71)	(0.61)
Net asset value at end of period	$30.94	$25.24	$27.54	$30.28	$26.00
Total return	25.47%	(5.32%)	(6.00%)	19.19%	20.62%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.32%
Net investment income (loss)	2.74%	3.27%	3.29%	2.76%	2.98%
Portfolio turnover rate[2]	15%	20%	14%	10%	11%
Net assets, end of period (x 1,000)	$5,721,053	$4,416,696	$4,083,580	$3,630,569	$1,928,861

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 98.4% of net assets

Australia 5.5%
AGL Energy Ltd.	349,398	2,534,622
Amcor plc	243,547	2,685,010
AMP Ltd.	3,107,769	3,609,052
Ampol Ltd.	210,215	4,000,357
APA Group	213,946	1,538,768
Aristocrat Leisure Ltd.	49,235	1,157,254
Aurizon Holdings Ltd.	721,733	2,128,897
Australia & New Zealand Banking Group Ltd.	1,295,184	26,241,480
Bendigo & Adelaide Bank Ltd.	230,362	1,742,443
BHP Group Ltd.	981,027	37,314,778
BlueScope Steel Ltd.	315,462	4,073,767
Boral Ltd.	620,438	2,488,177
Brambles Ltd.	362,012	2,774,670
Coca-Cola Amatil Ltd.	153,408	1,590,310
Coles Group Ltd.	350,388	4,158,575
Commonwealth Bank of Australia	483,970	30,559,679
Computershare Ltd.	104,456	1,073,143
Crown Resorts Ltd.	191,219	1,473,015
CSL Ltd.	24,706	5,022,660
Downer EDI Ltd.	485,770	1,936,828
Fortescue Metals Group Ltd.	352,443	6,578,687
Goodman Group	111,140	1,424,898
Incitec Pivot Ltd. *	925,780	1,906,525
Insurance Australia Group Ltd.	849,190	3,280,640
Lendlease Corp., Ltd.	318,373	3,278,242
Macquarie Group Ltd.	63,531	7,007,978
Medibank Pvt Ltd.	1,009,893	2,165,750
Metcash Ltd.	905,263	2,361,880
Mirvac Group	928,645	1,603,274
National Australia Bank Ltd.	1,225,986	23,387,260
Newcrest Mining Ltd.	85,615	1,633,216
Oil Search Ltd.	446,888	1,466,958
Orica Ltd.	123,233	1,198,312
Origin Energy Ltd.	771,220	2,686,853
QBE Insurance Group Ltd.	469,904	3,379,699
Ramsay Health Care Ltd.	29,716	1,518,404
Rio Tinto Ltd.	141,137	13,897,830
Scentre Group	1,476,373	3,291,863
Sims Ltd.	213,918	2,230,838
Sonic Healthcare Ltd.	87,304	2,144,654
South32 Ltd.	1,763,764	3,782,452
Stockland	706,463	2,280,755
Suncorp Group Ltd.	738,476	5,682,977
Tabcorp Holdings Ltd.	475,141	1,636,951
Telstra Corp., Ltd.	2,803,569	6,685,211
Transurban Group	202,852	2,010,214
Viva Energy Group Ltd.	1,088,480	1,403,097
Wesfarmers Ltd.	421,876	16,082,590
Westpac Banking Corp.	1,646,346	30,360,995
Woodside Petroleum Ltd.	384,990	7,323,315
Woolworths Group Ltd.	498,540	15,207,204
		317,003,007

Security	Number of Shares	Value ($)
Austria 0.3%
ANDRITZ AG	29,725	1,433,106
Erste Group Bank AG *	121,156	4,013,244
OMV AG	102,830	4,975,128
Raiffeisen Bank International AG *	82,436	1,683,023
voestalpine AG	120,763	4,813,757
Wienerberger AG	40,388	1,356,955
		18,275,213

Belgium 0.7%
Ageas S.A. N.V.	77,579	4,374,924
Anheuser-Busch InBev S.A.	245,438	14,138,933
Etablissements Franz Colruyt N.V.	22,481	1,354,548
Groupe Bruxelles Lambert S.A.	39,407	3,929,895
KBC Group N.V. *	88,955	6,437,384
Proximus SADP	85,113	1,673,625
Solvay S.A.	38,549	4,730,547
UCB S.A.	17,936	1,794,778
Umicore S.A.	55,161	3,258,002
		41,692,636

Canada 6.8%
Agnico Eagle Mines Ltd.	21,994	1,234,166
Air Canada *	85,206	1,689,313
Alimentation Couche-Tard, Inc., B Shares	213,936	6,463,706
ARC Resources Ltd.	300,158	1,806,638
Atco Ltd., Class I	40,442	1,185,788
Bank of Montreal	187,302	15,383,619
Barrick Gold Corp.	147,827	2,773,216
Bausch Health Cos., Inc. *	163,038	5,157,719
BCE, Inc.	97,694	4,200,225
Brookfield Asset Management, Inc., Class A	231,940	9,416,837
Canadian Imperial Bank of Commerce	119,411	11,066,740
Canadian National Railway Co.	119,901	13,155,962
Canadian Natural Resources Ltd.	460,220	12,617,880
Canadian Pacific Railway Ltd.	21,802	7,810,145
Canadian Tire Corp., Ltd., Class A	31,763	4,125,677
Cenovus Energy, Inc.	1,174,945	8,742,482
CGI, Inc. *	54,143	4,062,863
CI Financial Corp.	129,713	1,825,818
Crescent Point Energy Corp.	1,302,067	4,803,043
Dollarama, Inc.	45,409	1,737,092
Emera, Inc.	51,115	2,024,412
Empire Co., Ltd., A Shares	96,061	2,683,790
Enbridge, Inc.	366,918	12,456,663
Fairfax Financial Holdings Ltd.	8,357	3,422,079
Finning International, Inc.	99,210	2,602,499
First Quantum Minerals Ltd.	205,121	4,444,288
Fortis, Inc.	85,152	3,295,773
George Weston Ltd.	43,638	3,221,836
Gibson Energy, Inc.	62,918	1,076,464
Gildan Activewear, Inc.	87,957	2,686,649
Great-West Lifeco, Inc.	80,127	2,061,403
H&R Real Estate Investment Trust	130,785	1,417,354

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Hydro One Ltd.	81,465	1,738,692
IA Financial Corp., Inc.	27,757	1,433,673
Imperial Oil Ltd.	165,583	3,647,796
Intact Financial Corp.	19,219	2,159,329
Inter Pipeline Ltd.	172,104	2,434,741
Keyera Corp.	71,896	1,401,007
Kinross Gold Corp.	198,215	1,238,452
Linamar Corp.	38,049	2,137,176
Loblaw Cos. Ltd.	77,790	3,768,452
Magna International, Inc.	251,288	21,276,114
Manulife Financial Corp.	498,895	9,997,604
Methanex Corp.	68,817	2,666,795
Metro, Inc.	65,727	2,746,413
National Bank of Canada	71,214	4,509,095
Nutrien Ltd.	207,228	11,243,674
Onex Corp.	36,068	2,029,608
Open Text Corp.	29,165	1,305,744
Parkland Corp.	43,546	1,390,995
Pembina Pipeline Corp.	108,409	2,771,023
Power Corp. of Canada	308,905	7,485,944
Restaurant Brands International, Inc.	21,481	1,295,138
RioCan Real Estate Investment Trust	93,225	1,396,166
Rogers Communications, Inc., B Shares	107,690	4,689,534
Royal Bank of Canada	298,302	25,532,389
Saputo, Inc.	74,669	2,113,852
Shaw Communications, Inc., B Shares	155,262	2,716,472
SNC-Lavalin Group, Inc.	100,631	2,034,876
Sun Life Financial, Inc.	126,282	6,108,617
Suncor Energy, Inc.	911,395	18,191,905
TC Energy Corp.	162,449	6,839,283
Teck Resources Ltd., Class B	381,181	7,978,907
TELUS Corp.	165,689	3,337,338
TFI International, Inc.	29,188	2,049,385
The Bank of Nova Scotia	371,980	21,860,436
The Toronto-Dominion Bank	386,681	23,561,274
Thomson Reuters Corp.	46,947	4,105,081
TransAlta Corp.	170,459	1,497,239
Waste Connections, Inc.	19,526	1,916,664
West Fraser Timber Co., Ltd.	57,544	3,954,446
WSP Global, Inc.	19,631	1,709,106
		390,922,574

Denmark 0.9%
AP Moller - Maersk A/S, A Shares	2,244	4,531,039
AP Moller - Maersk A/S, B Shares	3,321	7,177,317
Carlsberg A/S, B Shares	19,168	3,034,966
Coloplast A/S, B Shares	8,101	1,241,415
Danske Bank A/S *	325,341	6,038,159
DSV PANALPINA A/S	15,985	2,953,686
ISS A/S *	135,298	2,451,431
Novo Nordisk A/S, B Shares	172,246	12,313,428
Novozymes A/S, B Shares	28,041	1,742,993
Orsted A/S	18,213	2,966,999
Pandora A/S	35,331	3,457,983
Vestas Wind Systems A/S	30,503	5,748,331
		53,657,747

Finland 1.1%
Elisa Oyj	24,057	1,441,039
Fortum Oyj	119,329	2,996,771
Kesko Oyj, B Shares	94,347	2,409,467
Kone Oyj, B Shares	50,167	4,023,790
Metso Outotec Oyj	126,105	1,425,812
Neles Oyj	29,877	371,351
Neste Oyj	66,039	4,365,412
Nokia Oyj *	1,722,111	6,897,984
Security	Number of Shares	Value ($)
Nokian Renkaat Oyj	55,568	1,977,588
Nordea Bank Abp	1,283,284	11,694,837
Outokumpu Oyj *	487,901	2,394,914
Sampo Oyj, A Shares	121,666	5,444,895
Stora Enso Oyj, R Shares	248,677	4,927,605
UPM-Kymmene Oyj	214,645	8,232,940
Wartsila Oyj Abp	206,237	2,378,640
		60,983,045

France 8.5%
Accor S.A. *	43,506	1,825,030
Air France-KLM *(a)	388,149	2,627,992
Air Liquide S.A.	73,704	11,155,900
Airbus SE *	90,830	10,574,025
Alstom S.A. *	55,266	2,773,164
Arkema S.A.	30,627	3,401,517
Atos SE *	21,322	1,672,407
AXA S.A.	749,483	18,922,226
BNP Paribas S.A. *	564,632	33,770,635
Bollore S.A.	334,671	1,611,083
Bouygues S.A.	130,199	5,303,673
Bureau Veritas S.A. *	53,988	1,467,231
Capgemini SE	36,197	5,850,067
Carrefour S.A.	561,963	9,853,088
Casino Guichard Perrachon S.A. *(a)	90,488	2,919,396
Cie de Saint-Gobain *	323,382	17,435,785
Cie Generale des Etablissements Michelin S.C.A.	90,638	13,174,464
CNP Assurances *	89,912	1,627,206
Credit Agricole S.A. *	472,886	6,666,882
Danone S.A.	141,058	9,666,866
Dassault Systemes SE	6,653	1,388,163
Eiffage S.A. *	32,747	3,384,966
Electricite de France S.A. *	432,346	5,199,536
Elis S.A. *	77,449	1,348,069
Engie S.A. *	1,039,700	15,251,122
EssilorLuxottica S.A.	28,628	4,691,070
Eurazeo SE *	18,708	1,393,122
Eutelsat Communications S.A.	122,542	1,485,630
Faurecia SE *	55,764	2,897,652
Hermes International	1,960	2,196,337
Kering S.A.	7,167	4,566,265
Klepierre S.A.	60,626	1,438,642
L'Oreal S.A.	26,071	9,582,099
Lagardere S.C.A. *	88,002	2,379,879
Legrand S.A.	40,479	3,533,675
LVMH Moet Hennessy Louis Vuitton SE	26,362	16,799,052
Natixis S.A. *	624,194	3,057,862
Orange S.A.	1,309,776	15,179,468
Pernod-Ricard S.A.	27,987	5,345,277
Publicis Groupe S.A.	99,204	5,844,886
Rallye S.A. *(a)	188,682	1,603,155
Renault S.A. *	362,585	16,338,922
Rexel S.A. *	296,576	5,601,350
Rubis S.C.A.	27,211	1,253,770
Safran S.A. *	50,112	6,888,538
Sanofi	250,353	23,033,987
Schneider Electric SE	111,030	16,556,274
SCOR SE *	74,153	2,473,390
SES S.A.	239,555	1,923,747
Societe Generale S.A. *	991,347	24,709,702
Sodexo S.A. *	34,786	3,344,925
STMicroelectronics N.V.	88,386	3,429,835
Suez S.A.	181,658	3,803,564
Technip Energies N.V. *	67,088	870,095
TechnipFMC plc (a)	336,536	2,751,571
Teleperformance	5,280	1,878,438

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Thales S.A.	22,886	2,178,987
Total SE	1,428,169	66,523,501
Valeo S.A.	180,327	6,400,078
Veolia Environnement S.A.	238,700	6,475,556
Vinci S.A.	119,377	12,467,178
Vivendi SE	188,191	6,526,137
Wendel SE	12,891	1,481,780
		487,775,889

Germany 8.0%
adidas AG *	26,889	9,429,080
Allianz SE	123,917	30,052,007
Aurubis AG	43,010	3,774,460
BASF SE	524,542	43,122,949
Bayer AG	338,157	20,572,002
Bayerische Motoren Werke AG	280,954	24,383,069
Beiersdorf AG	13,336	1,325,735
Brenntag SE	60,393	4,710,581
Commerzbank AG *	792,947	5,226,261
Continental AG	85,581	12,351,119
Covestro AG	130,545	9,500,993
Daimler AG	739,747	59,486,197
Deutsche Bank AG *	814,541	10,098,478
Deutsche Boerse AG	14,852	2,443,608
Deutsche Lufthansa AG *	411,353	6,133,903
Deutsche Post AG	364,346	18,158,504
Deutsche Telekom AG	1,555,770	28,382,555
Deutsche Wohnen SE	27,833	1,315,875
E.ON SE	757,137	7,765,658
Evonik Industries AG	92,236	3,122,454
Freenet AG	68,495	1,458,678
Fresenius Medical Care AG & Co. KGaA	59,961	4,174,699
Fresenius SE & Co. KGaA	167,376	7,200,025
GEA Group AG	59,199	2,056,511
Hannover Rueck SE	12,996	2,213,169
HeidelbergCement AG	86,031	6,837,711
Hella GmbH & Co. KGaA *	24,102	1,434,080
Henkel AG & Co. KGaA	26,519	2,362,655
HUGO BOSS AG	51,494	1,958,857
Infineon Technologies AG	167,433	7,316,286
K+S AG	253,449	2,841,945
KION Group AG	20,916	1,775,625
LANXESS AG	35,445	2,638,179
Leoni AG *(a)	131,828	1,801,744
Merck KGaA	18,932	3,091,913
METRO AG	201,275	2,230,528
MTU Aero Engines AG	8,011	1,915,579
Muenchener Rueckversicherungs-Gesellschaft AG	38,376	11,319,131
OSRAM Licht AG *	25,376	1,579,495
ProSiebenSat.1 Media SE *	141,189	2,909,951
Rheinmetall AG	17,124	1,717,266
RWE AG	183,777	6,990,967
Salzgitter AG *	89,716	2,694,119
SAP SE	102,685	12,720,661
Siemens AG	219,797	34,143,731
Siemens Energy AG *	109,222	4,142,927
Symrise AG	11,125	1,306,061
Telefonica Deutschland Holding AG	431,462	1,157,396
ThyssenKrupp AG *	440,977	5,970,801
Uniper SE	165,431	5,823,204
United Internet AG	37,172	1,645,955
Volkswagen AG	23,466	5,517,163
Vonovia SE	50,248	3,216,666
		457,519,166

Security	Number of Shares	Value ($)
Hong Kong 1.7%
AAC Technologies Holdings, Inc.	177,903	958,619
AIA Group Ltd.	1,079,972	13,511,223
BOC Hong Kong Holdings Ltd.	974,774	3,241,979
CK Asset Holdings Ltd.	773,259	4,540,461
CK Hutchison Holdings Ltd.	1,290,118	9,745,714
CLP Holdings Ltd.	477,275	4,654,406
Galaxy Entertainment Group Ltd.	294,546	2,692,068
Hang Seng Bank Ltd.	150,328	2,906,817
Henderson Land Development Co., Ltd.	258,919	1,124,813
Hong Kong & China Gas Co., Ltd.	1,183,411	1,784,876
Hong Kong Exchanges & Clearing Ltd.	41,808	2,550,297
Hongkong Land Holdings Ltd.	328,276	1,582,290
Jardine Matheson Holdings Ltd.	73,333	3,836,782
Jardine Strategic Holdings Ltd.	77,303	2,000,602
Lenovo Group Ltd.	4,345,714	5,495,621
Link REIT	201,216	1,898,717
MTR Corp., Ltd.	322,934	1,937,850
New World Development Co., Ltd.	627,953	3,193,455
Noble Group Ltd. *(a)(b)	54,070,092	609,951
PCCW Ltd.	2,161,518	1,239,954
Sands China Ltd. *	549,982	2,573,604
Sino Land Co., Ltd.	925,938	1,401,318
Sun Hung Kai Properties Ltd.	418,075	6,715,198
Swire Pacific Ltd., A Shares	416,088	3,049,315
Swire Pacific Ltd., B Shares	690,923	801,602
Techtronic Industries Co., Ltd.	130,922	1,998,255
The Wharf Holdings Ltd.	1,143,580	2,697,766
Want Want China Holdings Ltd.	1,463,321	1,056,365
WH Group Ltd.	4,452,214	3,994,587
Wharf Real Estate Investment Co., Ltd.	593,533	3,546,347
Yue Yuen Industrial Holdings Ltd.	797,284	1,699,946
		99,040,798

Ireland 0.1%
Bank of Ireland Group plc *	581,921	2,387,415
Kerry Group plc, A Shares	17,029	2,065,946
		4,453,361

Israel 0.2%
Bank Hapoalim B.M. *	250,908	1,779,919
Bank Leumi Le-Israel	335,201	2,049,030
Bezeq The Israeli Telecommunication Corp., Ltd. *	1,536,570	1,489,397
ICL Group Ltd.	365,239	2,119,085
Teva Pharmaceutical Industries Ltd. *	337,145	3,737,122
		11,174,553

Italy 3.3%
A2A S.p.A.	721,564	1,221,351
Assicurazioni Generali S.p.A.	506,939	9,568,265
Atlantia S.p.A. *	182,403	3,437,247
Banco BPM S.p.A. *	983,510	2,535,598
CNH Industrial N.V. *	526,395	7,820,604
Enel S.p.A.	2,689,534	25,607,179
Eni S.p.A.	2,571,950	29,601,218
EXOR N.V.	148,355	11,974,874
Ferrari N.V.	5,931	1,162,646
Hera S.p.A.	272,677	977,701
Intesa Sanpaolo S.p.A. *	8,100,027	20,981,087
Leonardo S.p.A.	245,045	1,971,998
Mediobanca Banca di Credito Finanziario S.p.A. *	233,085	2,438,192
Pirelli & C S.p.A. *	239,629	1,388,864

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Poste Italiane S.p.A.	122,610	1,399,541
Prysmian S.p.A.	62,016	2,009,090
Saipem S.p.A.	453,802	1,276,812
Saras S.p.A. *	1,516,559	1,188,236
Snam S.p.A.	487,873	2,544,006
Stellantis N.V.	1,300,365	21,203,997
Stellantis N.V. *	837,766	13,650,601
Telecom Italia S.p.A.	14,412,924	6,873,552
Tenaris S.A.	255,436	2,680,677
Terna Rete Elettrica Nazionale S.p.A.	249,208	1,744,755
UniCredit S.p.A. *	1,229,178	12,741,476
Unipol Gruppo S.p.A. *	306,509	1,601,263
		189,600,830

Japan 23.5%
Aeon Co., Ltd.	257,097	7,729,319
AGC, Inc.	136,761	5,006,269
Air Water, Inc.	80,844	1,329,441
Aisin Seiki Co., Ltd.	166,074	5,650,631
Ajinomoto Co., Inc.	150,332	2,989,990
Alfresa Holdings Corp.	136,748	2,636,384
Alps Alpine Co., Ltd.	157,233	2,069,088
Amada Co., Ltd.	154,940	1,877,488
ANA Holdings, Inc. *	77,327	1,853,700
Asahi Group Holdings Ltd.	109,306	4,731,737
Asahi Kasei Corp.	748,580	8,052,118
Asics Corp.	83,207	1,362,833
Astellas Pharma, Inc.	460,151	7,230,080
Bandai Namco Holdings, Inc.	39,358	3,009,664
Bic Camera, Inc.	103,251	1,118,375
Bridgestone Corp.	387,567	15,136,721
Brother Industries Ltd.	124,892	2,453,529
Canon, Inc.	627,623	13,505,028
Casio Computer Co., Ltd.	59,366	1,143,411
Central Japan Railway Co.	59,491	9,721,591
Chubu Electric Power Co., Inc.	523,967	6,430,325
Chugai Pharmaceutical Co., Ltd.	28,070	1,254,903
Coca-Cola Bottlers Japan Holdings, Inc.	83,553	1,435,160
COMSYS Holdings Corp.	38,832	1,171,812
Concordia Financial Group Ltd.	395,822	1,526,965
Cosmo Energy Holdings Co., Ltd.	111,736	2,676,462
Dai Nippon Printing Co., Ltd.	175,570	3,154,130
Dai-ichi Life Holdings, Inc.	445,885	7,822,030
Daicel Corp.	209,655	1,534,925
Daido Steel Co., Ltd.	30,443	1,252,981
Daiichi Sankyo Co., Ltd.	143,971	4,067,512
Daikin Industries Ltd.	41,714	8,112,578
Daito Trust Construction Co., Ltd.	33,001	3,658,174
Daiwa House Industry Co., Ltd.	312,210	8,800,137
Daiwa Securities Group, Inc.	535,070	2,599,514
Denka Co., Ltd.	48,113	1,806,383
Denso Corp.	253,229	15,183,282
Dentsu Group, Inc.	86,404	2,976,372
DIC Corp.	68,618	1,680,349
East Japan Railway Co.	167,572	12,357,924
Ebara Corp.	52,343	1,960,283
EDION Corp.	116,269	1,163,345
Eisai Co., Ltd.	32,885	2,259,108
Electric Power Development Co., Ltd.	146,653	2,389,615
ENEOS Holdings, Inc.	3,480,322	15,278,267
FANUC Corp.	31,571	7,805,333
Fast Retailing Co., Ltd.	4,823	4,753,285
Fuji Electric Co., Ltd.	59,319	2,460,953
FUJIFILM Holdings Corp.	136,374	7,769,760
Fujikura Ltd. *	427,570	2,058,789
Fujitsu Ltd.	72,177	10,405,845
Furukawa Electric Co., Ltd.	57,920	1,511,878
Security	Number of Shares	Value ($)
H2O Retailing Corp.	167,591	1,371,685
Hakuhodo DY Holdings, Inc.	116,202	1,913,068
Hankyu Hanshin Holdings, Inc.	68,413	2,269,945
Hanwa Co., Ltd.	72,508	1,886,542
Haseko Corp.	176,825	2,187,492
Hino Motors Ltd.	262,721	2,465,938
Hitachi Construction Machinery Co., Ltd.	43,491	1,336,897
Hitachi Ltd.	592,885	27,134,478
Hitachi Metals Ltd.	108,456	1,719,375
Hokkaido Electric Power Co., Inc.	284,967	1,195,610
Hokuriku Electric Power Co.	157,904	978,193
Honda Motor Co., Ltd.	1,415,641	38,686,303
Hoya Corp.	33,538	3,808,990
Idemitsu Kosan Co., Ltd.	194,971	5,094,793
IHI Corp.	120,797	2,220,016
Iida Group Holdings Co., Ltd.	107,109	2,424,882
Inpex Corp.	687,628	5,060,075
Isetan Mitsukoshi Holdings Ltd.	396,395	2,890,923
Isuzu Motors Ltd.	396,083	4,141,510
ITOCHU Corp.	431,857	12,841,402
J Front Retailing Co., Ltd.	197,225	1,882,653
Japan Airlines Co., Ltd. *	98,369	2,335,964
Japan Post Bank Co., Ltd.	131,477	1,251,339
Japan Post Holdings Co., Ltd.	699,866	5,981,772
Japan Post Insurance Co., Ltd.	84,800	1,734,365
Japan Tobacco, Inc.	447,095	8,078,260
JFE Holdings, Inc. *	925,628	9,713,273
JGC Holdings Corp.	151,396	1,942,541
JSR Corp.	60,606	1,806,120
JTEKT Corp.	283,152	2,968,658
K's Holdings Corp.	112,435	1,508,068
Kajima Corp.	279,058	3,556,981
Kaneka Corp.	53,352	2,068,179
Kao Corp.	76,346	5,119,353
Kawasaki Heavy Industries Ltd. *	154,151	3,455,159
KDDI Corp.	664,359	20,515,685
Keio Corp.	22,240	1,659,546
Kewpie Corp.	62,194	1,344,404
Keyence Corp.	7,014	3,328,589
Kikkoman Corp.	29,049	1,916,787
Kintetsu Group Holdings Co., Ltd.	43,568	1,819,763
Kirin Holdings Co., Ltd.	281,586	5,519,921
Kobe Steel Ltd. *	761,359	4,687,925
Koito Manufacturing Co., Ltd.	45,970	3,063,516
Komatsu Ltd.	386,763	11,580,383
Konica Minolta, Inc.	734,446	3,715,660
Kubota Corp.	326,323	7,373,969
Kuraray Co., Ltd.	230,698	2,581,115
Kyocera Corp.	93,995	6,050,476
Kyushu Electric Power Co., Inc.	426,262	3,660,876
Kyushu Railway Co.	57,985	1,508,677
Lixil Corp.	147,492	4,135,147
Makita Corp.	51,228	2,180,580
Marubeni Corp.	1,395,512	10,370,066
Matsumotokiyoshi Holdings Co., Ltd.	32,555	1,277,266
Mazda Motor Corp.	1,066,294	8,397,040
Medipal Holdings Corp.	122,063	2,417,429
MEIJI Holdings Co., Ltd.	46,520	2,951,710
MINEBEA MITSUMI, Inc.	125,752	3,086,554
MISUMI Group, Inc.	43,183	1,317,296
Mitsubishi Chemical Holdings Corp.	1,150,560	7,989,340
Mitsubishi Corp.	606,128	17,084,685
Mitsubishi Electric Corp.	960,335	14,138,215
Mitsubishi Estate Co., Ltd.	216,483	3,734,708
Mitsubishi Gas Chemical Co., Inc.	101,179	2,354,259
Mitsubishi Heavy Industries Ltd.	261,900	7,541,855
Mitsubishi Materials Corp.	138,735	3,259,374
Mitsubishi Motors Corp. *	896,310	2,540,695

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Mitsubishi UFJ Financial Group, Inc.	5,038,442	26,388,686
Mitsui & Co., Ltd.	718,630	15,267,684
Mitsui Chemicals, Inc.	125,832	3,873,934
Mitsui Fudosan Co., Ltd.	255,439	5,754,211
Mitsui Mining & Smelting Co., Ltd.	44,404	1,546,263
Mitsui OSK Lines Ltd.	111,216	3,512,689
Mizuho Financial Group, Inc.	949,238	13,890,201
MS&AD Insurance Group Holdings, Inc.	192,027	5,407,180
Murata Manufacturing Co., Ltd.	102,766	8,759,321
Nagase & Co., Ltd.	131,831	2,059,009
Nagoya Railroad Co., Ltd.	52,869	1,341,823
NEC Corp.	95,808	5,215,754
NGK Insulators Ltd.	107,590	1,898,528
NGK Spark Plug Co., Ltd.	99,451	1,682,098
NH Foods Ltd.	72,953	3,071,093
NHK Spring Co., Ltd.	184,497	1,378,446
Nichirei Corp.	37,378	972,866
Nidec Corp.	48,430	6,145,801
Nikon Corp.	251,769	2,233,168
Nintendo Co., Ltd.	7,639	4,642,625
Nippon Electric Glass Co., Ltd.	62,086	1,405,006
Nippon Express Co., Ltd.	52,081	3,871,612
Nippon Light Metal Holdings Co., Ltd.	59,360	1,170,039
Nippon Paper Industries Co., Ltd.	117,667	1,537,380
Nippon Shokubai Co., Ltd.	18,904	1,004,286
Nippon Steel Corp. *	1,182,441	17,396,999
Nippon Steel Trading Corp.	31,741	1,111,263
Nippon Telegraph & Telephone Corp.	639,698	16,559,856
Nippon Yusen K.K.	186,652	5,352,186
Nissan Motor Co., Ltd. *	3,184,349	17,177,073
Nisshin Seifun Group, Inc.	97,497	1,567,602
Nitori Holdings Co., Ltd.	9,071	1,692,192
Nitto Denko Corp.	66,093	5,639,059
NOK Corp.	131,816	1,800,190
Nomura Holdings, Inc.	831,151	4,827,447
Nomura Real Estate Holdings, Inc.	52,395	1,179,797
NSK Ltd.	342,695	3,354,898
NTN Corp. *	592,990	1,725,426
NTT Data Corp.	187,182	2,854,991
Obayashi Corp.	364,164	3,120,722
Odakyu Electric Railway Co., Ltd.	53,468	1,563,289
Oji Holdings Corp.	619,945	3,904,478
Olympus Corp.	107,312	2,246,159
Omron Corp.	44,789	3,606,998
Ono Pharmaceutical Co., Ltd.	45,106	1,212,536
Oriental Land Co., Ltd.	11,649	1,950,612
ORIX Corp.	425,835	7,200,505
Osaka Gas Co., Ltd.	222,979	3,989,093
Otsuka Corp.	23,183	1,077,115
Otsuka Holdings Co., Ltd.	110,442	4,378,703
Pan Pacific International Holdings Corp.	62,040	1,452,880
Panasonic Corp.	1,354,431	17,359,447
Rakuten, Inc.	119,206	1,332,592
Recruit Holdings Co., Ltd.	131,804	6,533,292
Renesas Electronics Corp. *	187,432	2,056,580
Resona Holdings, Inc.	829,405	3,329,609
Ricoh Co., Ltd.	537,123	4,648,277
Rohm Co., Ltd.	23,713	2,330,346
Ryohin Keikaku Co., Ltd.	72,636	1,634,890
Santen Pharmaceutical Co., Ltd.	61,058	837,871
SBI Holdings, Inc.	49,193	1,365,805
Secom Co., Ltd.	37,714	3,265,904
Seiko Epson Corp.	192,470	3,150,626
Seino Holdings Co., Ltd.	97,531	1,364,006
Sekisui Chemical Co., Ltd.	181,314	3,224,986
Sekisui House Ltd.	266,471	4,994,768
Seven & i Holdings Co., Ltd.	383,717	14,539,755
SG Holdings Co., Ltd.	99,050	2,275,900
Security	Number of Shares	Value ($)
Shikoku Electric Power Co., Inc.	133,198	928,910
Shimadzu Corp.	43,882	1,577,511
Shimamura Co., Ltd.	17,627	1,755,420
Shimano, Inc.	9,458	2,113,713
Shimizu Corp.	311,314	2,352,241
Shin-Etsu Chemical Co., Ltd.	66,523	10,833,246
Shionogi & Co., Ltd.	39,263	1,994,843
Shiseido Co., Ltd.	40,780	3,028,836
Showa Denko K.K.	106,003	2,580,925
SMC Corp.	6,056	3,575,393
Softbank Corp.	452,107	6,114,944
SoftBank Group Corp.	491,523	45,650,648
Sojitz Corp.	1,057,278	2,778,654
Sompo Holdings, Inc.	124,130	4,753,617
Sony Corp.	176,456	18,417,409
Stanley Electric Co., Ltd.	59,407	1,759,237
Subaru Corp.	445,859	8,321,669
Sumitomo Chemical Co., Ltd.	1,387,742	6,708,158
Sumitomo Corp.	625,525	9,044,690
Sumitomo Electric Industries Ltd.	698,716	10,142,334
Sumitomo Forestry Co., Ltd.	98,443	1,764,841
Sumitomo Heavy Industries Ltd.	87,034	2,389,473
Sumitomo Metal Mining Co., Ltd.	92,154	4,447,680
Sumitomo Mitsui Financial Group, Inc.	551,248	19,361,461
Sumitomo Mitsui Trust Holdings, Inc.	125,246	4,116,872
Sumitomo Realty & Development Co., Ltd.	83,336	2,870,688
Sumitomo Rubber Industries Ltd.	185,608	2,064,440
Suntory Beverage & Food Ltd.	41,508	1,420,093
Suzuken Co., Ltd.	63,786	2,430,741
Suzuki Motor Corp.	201,745	8,708,703
Sysmex Corp.	17,478	1,818,506
T&D Holdings, Inc.	220,034	2,965,730
Taiheiyo Cement Corp.	92,160	2,294,052
Taisei Corp.	98,095	3,457,356
Takashimaya Co., Ltd.	179,529	1,823,262
Takeda Pharmaceutical Co., Ltd.	227,731	7,656,584
TDK Corp.	36,562	5,230,006
Teijin Ltd.	133,847	2,299,043
Terumo Corp.	62,660	2,323,725
The Chugoku Electric Power Co., Inc.	153,016	1,825,449
The Kansai Electric Power Co., Inc.	583,747	5,821,581
The Yokohama Rubber Co., Ltd.	76,790	1,326,202
TIS, Inc.	61,210	1,272,001
Tobu Railway Co., Ltd.	52,527	1,493,869
Toho Gas Co., Ltd.	29,902	1,756,960
Toho Holdings Co., Ltd.	60,469	1,044,898
Tohoku Electric Power Co., Inc.	485,430	4,269,269
Tokio Marine Holdings, Inc.	183,151	9,030,338
Tokyo Electric Power Co. Holdings, Inc. *	3,475,098	11,155,280
Tokyo Electron Ltd.	19,580	8,003,651
Tokyo Gas Co., Ltd.	264,447	5,465,668
Tokyu Corp.	164,891	2,265,820
Tokyu Fudosan Holdings Corp.	288,327	1,802,382
Toppan Printing Co., Ltd.	204,287	3,206,006
Toray Industries, Inc.	1,073,071	7,016,156
Toshiba Corp.	188,654	5,940,813
Tosoh Corp.	187,282	3,427,820
TOTO Ltd.	39,108	2,352,940
Toyo Seikan Group Holdings Ltd.	159,386	1,992,699
Toyo Suisan Kaisha Ltd.	23,715	1,010,570
Toyoda Gosei Co., Ltd.	53,866	1,395,945
Toyota Industries Corp.	59,288	5,064,021
Toyota Motor Corp.	1,028,773	76,023,370
Toyota Tsusho Corp.	204,227	8,549,394
TS Tech Co., Ltd.	41,688	1,157,044
Tsuruha Holdings, Inc.	9,749	1,254,541
Ube Industries Ltd.	100,542	2,017,635
Unicharm Corp.	40,690	1,610,184

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
West Japan Railway Co.	87,068	5,323,456
Yakult Honsha Co., Ltd.	19,723	975,598
Yamada Holdings Co., Ltd.	572,119	2,733,326
Yamaha Corp.	30,925	1,721,281
Yamaha Motor Co., Ltd.	221,461	4,820,425
Yamato Holdings Co., Ltd.	154,582	4,065,504
Yamazaki Baking Co., Ltd.	73,011	1,228,728
Yaskawa Electric Corp.	39,790	1,986,886
Yokogawa Electric Corp.	82,096	1,553,459
Z Holdings Corp.	444,684	2,706,754
		1,343,820,092

Netherlands 2.5%
Aalberts N.V.	30,373	1,424,531
ABN AMRO Bank N.V. *	325,627	3,762,742
Aegon N.V.	1,396,054	6,703,562
Akzo Nobel N.V.	60,310	6,263,358
APERAM S.A.	37,385	1,574,614
ArcelorMittal S.A. *	904,715	21,257,852
ASML Holding N.V.	18,916	10,684,547
ASR Nederland N.V.	60,813	2,553,993
Boskalis Westminster *	56,260	1,739,988
Heineken Holding N.V.	35,271	3,048,210
Heineken N.V.	46,058	4,567,455
ING Groep N.V.	1,879,858	20,624,933
Koninklijke Ahold Delhaize N.V.	603,284	15,992,691
Koninklijke DSM N.V.	30,701	5,088,518
Koninklijke KPN N.V.	1,330,465	4,373,199
Koninklijke Philips N.V. *	175,070	9,552,935
NN Group N.V.	121,521	5,634,583
Randstad N.V. *	68,622	4,609,456
Signify N.V. *	98,248	4,299,086
Unibail-Rodamco-Westfield	67,479	4,981,523
Wolters Kluwer N.V.	34,824	2,776,252
		141,514,028

New Zealand 0.1%
Contact Energy Ltd.	260,017	1,293,159
Fletcher Building Ltd.	755,524	3,548,745
Spark New Zealand Ltd.	569,784	1,901,590
		6,743,494

Norway 0.8%
DNB A.S.A.	294,007	5,757,580
Equinor A.S.A.	703,228	13,330,466
Mowi A.S.A.	114,909	2,794,002
Norsk Hydro A.S.A.	1,126,052	6,276,184
Orkla A.S.A.	207,609	1,925,181
Seadrill Ltd. *	4,382,443	1,308,830
Subsea 7 S.A. *	237,524	2,492,733
Telenor A.S.A.	295,628	4,810,992
Yara International A.S.A.	111,510	5,394,225
		44,090,193

Poland 0.3%
Bank Polska Kasa Opieki S.A. *	89,662	1,632,056
Grupa Lotos S.A.	90,022	1,016,759
KGHM Polska Miedz S.A. *	60,885	3,095,086
PGE Polska Grupa Energetyczna S.A. *	1,024,910	1,828,703
Polski Koncern Naftowy Orlen S.A.	388,184	6,132,073
Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,390,297	2,090,223
Security	Number of Shares	Value ($)
Powszechna Kasa Oszczednosci Bank Polski S.A. *	238,593	1,930,625
Powszechny Zaklad Ubezpieczen S.A. *	244,357	1,920,192
		19,645,717

Portugal 0.2%
EDP - Energias de Portugal S.A.	1,057,409	6,091,410
Galp Energia, SGPS, S.A.	279,006	3,144,096
Jeronimo Martins, SGPS, S.A.	72,714	1,134,144
		10,369,650

Republic of Korea 7.3%
Amorepacific Corp.	8,793	1,835,299
BNK Financial Group, Inc.	248,774	1,306,423
CJ CheilJedang Corp.	5,104	1,846,708
CJ Corp.	20,809	1,716,951
Coway Co., Ltd.	18,859	1,086,050
DB Insurance Co., Ltd.	39,931	1,471,423
DL E&C Co., Ltd. *	11,388	1,125,116
DL Holdings Co., Ltd.	9,083	699,314
Doosan Heavy Industries & Construction Co., Ltd. *	221,266	2,087,601
E-MART, Inc.	27,785	4,179,497
GS Holdings Corp.	65,759	2,282,689
Hana Financial Group, Inc.	154,983	5,110,921
Hankook Tire & Technology Co., Ltd.	75,885	3,218,443
Hanwha Corp. *	89,448	2,336,714
Hanwha Solutions Corp. *	55,745	2,235,258
Hyundai Engineering & Construction Co., Ltd.	77,192	2,734,527
Hyundai Glovis Co., Ltd.	16,529	2,839,428
Hyundai Heavy Industries Holdings Co., Ltd.	15,034	3,619,668
Hyundai Marine & Fire Insurance Co., Ltd.	67,123	1,308,406
Hyundai Mobis Co., Ltd.	48,289	13,023,202
Hyundai Motor Co.	116,498	24,575,012
Hyundai Steel Co.	159,227	5,661,877
Industrial Bank of Korea	269,237	1,996,212
KB Financial Group, Inc.	167,792	6,541,424
Kia Motors Corp.	256,392	18,119,737
Korea Electric Power Corp.	517,460	10,455,133
Korea Gas Corp. *	54,571	1,547,028
Korea Shipbuilding & Offshore Engineering Co., Ltd. *	26,872	2,678,829
Korea Zinc Co., Ltd.	4,545	1,632,316
Korean Air Lines Co., Ltd. *	40,945	1,025,903
KT&G Corp.	38,562	2,687,498
LG Chem Ltd.	13,025	9,633,979
LG Corp.	30,533	2,551,890
LG Display Co., Ltd.	490,983	9,876,472
LG Electronics, Inc.	116,460	15,185,928
LG Household & Health Care Ltd.	1,225	1,649,688
LG Uplus Corp.	189,177	1,986,906
Lotte Chemical Corp.	14,766	4,179,429
Lotte Shopping Co., Ltd.	26,131	2,756,140
NAVER Corp.	7,751	2,587,116
POSCO	90,290	22,622,728
Posco International Corp.	95,090	1,891,643
S-Oil Corp. *	31,859	2,410,338
Samsung C&T Corp.	21,169	2,289,304
Samsung Electro-Mechanics Co., Ltd.	15,572	2,626,519
Samsung Electronics Co., Ltd.	1,756,231	128,962,223
Samsung Fire & Marine Insurance Co., Ltd.	18,514	2,850,843
Samsung Heavy Industries Co., Ltd. *	223,976	1,307,773

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Samsung Life Insurance Co., Ltd.	38,173	2,548,264
Samsung SDI Co., Ltd.	5,324	3,193,926
Samsung SDS Co., Ltd.	9,577	1,657,967
Shinhan Financial Group Co., Ltd.	233,913	6,860,199
SK Holdings Co., Ltd.	25,681	6,000,234
SK Hynix, Inc.	191,349	24,099,585
SK Innovation Co., Ltd. *	74,840	17,352,755
SK Networks Co., Ltd.	321,849	1,592,773
SK Telecom Co., Ltd.	14,081	3,101,956
Woori Financial Group, Inc.	346,364	2,953,420
		417,714,605

Singapore 0.7%
CapitaLand Ltd.	593,022	1,418,222
ComfortDelGro Corp., Ltd.	1,255,382	1,520,016
DBS Group Holdings Ltd.	391,565	7,844,846
Jardine Cycle & Carriage Ltd.	73,203	1,158,300
Keppel Corp., Ltd.	610,471	2,332,250
Oversea-Chinese Banking Corp., Ltd.	774,555	6,401,714
Singapore Airlines Ltd. *	637,000	2,385,696
Singapore Telecommunications Ltd.	2,747,159	4,855,098
United Overseas Bank Ltd.	302,788	5,619,920
Wilmar International Ltd.	959,165	3,808,672
		37,344,734

Spain 3.4%
Acciona S.A.	9,550	1,546,345
Acerinox S.A.	122,483	1,433,475
ACS, Actividades de Construccion y Servicios S.A.	144,630	4,448,485
Aena SME S.A. *	13,995	2,393,487
Amadeus IT Group S.A. *	56,555	3,947,171
Banco Bilbao Vizcaya Argentaria S.A.	4,615,004	25,784,586
Banco de Sabadell S.A.	9,180,124	4,642,105
Banco Santander S.A. *	15,913,746	55,968,411
Bankia S.A.	907,021	1,799,490
Bankinter S.A.	230,441	1,536,163
CaixaBank S.A.	660,233	1,928,947
Enagas S.A.	63,778	1,344,289
Endesa S.A.	149,568	3,730,763
Ferrovial S.A.	78,648	1,970,355
Grifols S.A.	44,041	1,112,974
Iberdrola S.A.	1,483,993	18,778,246
Industria de Diseno Textil S.A.	203,887	6,758,625
Mapfre S.A.	718,308	1,370,599
Naturgy Energy Group S.A.	173,454	4,360,251
Red Electrica Corp. S.A.	104,285	1,755,047
Repsol S.A.	1,779,943	22,501,552
Telefonica S.A.	5,364,605	22,959,751
		192,071,117

Sweden 2.0%
Alfa Laval AB *	64,210	1,997,366
Assa Abloy AB, B Shares	138,527	3,491,169
Atlas Copco AB, A Shares	84,738	4,863,298
Atlas Copco AB, B Shares	55,796	2,719,358
Boliden AB	115,236	4,588,807
Electrolux AB, Series B	97,170	2,307,182
Electrolux Professional AB, Class B *	100,559	538,463
Epiroc AB, A Shares	70,610	1,506,329
Epiroc AB, B Shares	41,445	820,009
Essity AB, B Shares	116,734	3,526,992
H & M Hennes & Mauritz AB, B Shares *	385,012	9,121,009
Hexagon AB, B Shares	25,769	2,158,435
Husqvarna AB, B Shares	130,644	1,606,591
Security	Number of Shares	Value ($)
ICA Gruppen AB	29,749	1,419,790
Investor AB, A Shares	26,782	1,984,714
Investor AB, B Shares	78,728	5,855,794
Sandvik AB *	245,613	6,628,548
Securitas AB, B Shares	139,820	2,154,700
Skandinaviska Enskilda Banken AB, A Shares *	420,710	4,867,156
Skanska AB, B Shares	135,904	3,313,430
SKF AB, B Shares	147,507	4,040,590
SSAB AB, A Shares *	227,385	987,760
SSAB AB, B Shares *	531,291	2,099,839
Svenska Handelsbanken AB, A Shares *	434,733	4,607,080
Swedbank AB, A Shares	384,536	6,775,993
Swedish Match AB	22,357	1,616,072
Tele2 AB, B Shares	123,532	1,566,926
Telefonaktiebolaget LM Ericsson, B Shares	628,771	7,889,485
Telia Co. AB	1,273,458	5,171,088
Trelleborg AB, B Shares *	90,095	2,304,903
Volvo AB, B Shares *	474,270	12,212,307
		114,741,183

Switzerland 4.2%
ABB Ltd.	425,087	12,264,744
Adecco Group AG	102,875	6,486,364
Alcon, Inc. *	55,741	3,850,704
Baloise Holding AG	10,354	1,817,354
Chocoladefabriken Lindt & Sprungli AG	11	978,129
Chocoladefabriken Lindt & Sprungli AG, Participation Certificate	94	791,726
Cie Financiere Richemont S.A.	109,685	10,611,082
Clariant AG	56,961	1,196,099
Credit Suisse Group AG	440,464	6,385,828
DKSH Holding AG	19,442	1,459,277
Geberit AG	4,038	2,391,666
Georg Fischer AG	1,321	1,705,787
Givaudan S.A.	809	3,062,458
Julius Baer Group Ltd.	32,867	2,025,824
Kuehne & Nagel International AG	11,825	2,817,467
LafargeHolcim Ltd. *	193,257	10,707,800
Lonza Group AG	3,984	2,525,151
Nestle S.A.	440,066	46,179,465
Novartis AG	290,038	25,050,338
Roche Holding AG	97,589	32,118,240
Roche Holding AG, Bearer Shares	4,161	1,396,346
Schindler Holding AG	2,802	749,635
Schindler Holding AG, Participation Certificate	5,964	1,635,110
SGS S.A.	795	2,278,830
Sika AG	11,688	3,101,135
Sonova Holding AG *	5,405	1,389,908
Swiss Life Holding AG	7,782	3,887,991
Swiss Prime Site AG	13,469	1,266,113
Swiss Re AG	104,451	9,857,830
Swisscom AG	7,650	3,857,533
The Swatch Group AG	20,166	1,162,781
The Swatch Group AG, Bearer Shares	13,716	4,108,891
UBS Group AG	926,392	14,428,507
Zurich Insurance Group AG	37,048	15,203,062
		238,749,175

United Kingdom 16.3%
3i Group plc	184,593	2,856,941
Admiral Group plc	33,214	1,433,960
Aggreko plc	196,024	2,192,491
Anglo American plc	376,966	14,612,086
Antofagasta plc	92,404	2,302,814

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Ashtead Group plc	96,432	5,231,080
Associated British Foods plc *	145,232	4,808,200
AstraZeneca plc	151,791	14,738,618
Aviva plc	1,745,893	8,833,742
Babcock International Group plc *	250,367	909,049
BAE Systems plc	953,344	6,449,763
Balfour Beatty plc *	332,422	1,279,948
Barclays plc	7,952,165	17,744,214
Barratt Developments plc *	433,627	4,027,953
Bellway plc	52,794	2,072,622
Berkeley Group Holdings plc	40,446	2,291,874
BHP Group plc	645,740	20,489,264
BP plc	17,410,653	71,017,342
British American Tobacco plc	627,796	21,815,783
BT Group plc *	9,041,775	15,618,342
Bunzl plc	86,522	2,706,020
Burberry Group plc *	125,865	3,194,771
Carnival plc *	142,236	3,133,044
Centrica plc *	11,842,278	8,735,314
Coca-Cola HBC AG	52,202	1,633,374
Compass Group plc *	437,216	8,894,008
CRH plc	260,831	11,286,476
Croda International plc	16,345	1,409,509
DCC plc	36,372	2,934,144
Diageo plc	316,590	12,448,821
Direct Line Insurance Group plc	735,135	3,295,104
Dixons Carphone plc *	2,272,588	4,025,648
Drax Group plc	370,576	1,980,188
DS Smith plc *	489,312	2,718,643
easyJet plc *	162,851	2,244,035
Evraz plc	297,199	2,372,586
Experian plc	85,386	2,713,467
Ferguson plc	68,161	8,035,354
Firstgroup plc *	2,222,918	2,797,077
Flutter Entertainment plc *	11,718	2,264,123
G4S plc *	920,408	3,124,407
GlaxoSmithKline plc	1,119,592	18,639,622
Glencore plc *	14,649,215	59,538,498
Hays plc *	938,269	1,996,551
HSBC Holdings plc *	8,117,015	48,366,903
IMI plc	85,964	1,573,239
Imperial Brands plc	583,668	10,877,636
Inchcape plc *	309,387	3,066,809
Informa plc *	210,412	1,620,328
InterContinental Hotels Group plc *	35,773	2,501,713
International Consolidated Airlines Group S.A. *	1,030,984	2,766,805
Intertek Group plc	18,013	1,348,855
Investec plc	320,514	877,177
ITV plc *	2,336,360	3,588,214
J Sainsbury plc	1,912,330	6,047,751
John Wood Group plc *	482,605	2,018,119
Johnson Matthey plc	141,927	6,061,983
Kingfisher plc *	2,105,215	7,811,526
Land Securities Group plc	184,947	1,719,521
Legal & General Group plc	1,749,404	6,342,071
Lloyds Banking Group plc *	35,938,899	19,596,020
London Stock Exchange Group plc	12,494	1,680,060
M&G plc	1,092,858	2,809,855
Marks & Spencer Group plc *	2,914,872	5,782,829
Meggitt plc *	360,119	2,130,739
Micro Focus International plc *	221,446	1,296,002
Mondi plc	207,757	5,009,073
National Grid plc	1,411,744	15,916,404
Natwest Group plc *	634,556	1,634,173
Next plc *	35,515	3,753,808
Ninety One plc	142,409	436,830
Pearson plc	374,932	3,936,687
Security	Number of Shares	Value ($)
Pennon Group plc	94,470	1,154,367
Persimmon plc	102,545	3,713,238
Prudential plc	472,763	9,309,767
Reckitt Benckiser Group plc	100,213	8,406,473
RELX plc	230,428	5,452,585
Rentokil Initial plc *	183,353	1,196,367
Rio Tinto plc	413,391	35,758,527
Rolls-Royce Holdings plc *	1,951,180	2,937,998
Royal Dutch Shell plc, A Shares	3,843,027	77,628,226
Royal Dutch Shell plc, B Shares	3,571,977	69,296,522
Royal Mail plc *	1,700,132	10,760,480
RSA Insurance Group plc	274,149	2,588,727
Severn Trent plc	60,924	1,865,396
Smith & Nephew plc	142,273	2,755,926
Smiths Group plc	105,950	2,168,605
Smurfit Kappa Group plc	83,048	3,943,078
SSE plc	469,956	8,702,573
Standard Chartered plc *	1,056,034	6,822,638
Standard Life Aberdeen plc	733,738	3,188,310
Tate & Lyle plc	181,863	1,848,491
Taylor Wimpey plc *	1,586,892	3,496,569
Tesco plc	2,849,622	8,956,164
The British Land Co. plc	242,709	1,661,368
The Sage Group plc	161,333	1,259,977
The Weir Group plc *	67,937	1,882,559
Travis Perkins plc *	163,341	3,282,778
TUI AG *(a)	929,127	5,609,139
Unilever plc	497,147	25,946,651
United Utilities Group plc	188,616	2,265,746
Vodafone Group plc	20,517,442	35,001,989
Whitbread plc *	71,013	3,370,669
Wm Morrison Supermarkets plc	2,242,015	5,355,401
WPP plc	829,161	9,897,694
		930,902,998
Total Common Stock
(Cost $4,915,240,312)		5,629,805,805

Preferred Stock 1.2% of net assets

Germany 0.7%
Bayerische Motoren Werke AG	49,138	3,343,030
FUCHS PETROLUB SE	26,160	1,439,681
Henkel AG & Co. KGaA	45,281	4,483,806
Volkswagen AG	138,041	28,990,220
		38,256,737

Italy 0.1%
Telecom Italia S.p.A. - RSP	7,629,016	4,113,336

Republic of Korea 0.4%
Hyundai Motor Co., Ltd.	20,868	1,931,706
Hyundai Motor Co., Ltd. 2nd	37,087	3,367,044
LG Chem Ltd.	2,860	991,518
Samsung Electronics Co., Ltd.	300,179	19,450,851
		25,741,119
Total Preferred Stock
(Cost $50,332,960)		68,111,192

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Rights 0.0% of net assets

Republic of Korea 0.0%
Korean Air Lines Co., Ltd. *(b)	73,295	590,405
Total Rights
(Cost $352,462)		590,405

Other Investment Companies 0.4% of net assets

United States 0.4%
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	7,993,668	7,993,668
Securities Lending Collateral 0.3%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)	14,527,678	14,527,678
Total Other Investment Companies
(Cost $22,521,346)		22,521,346

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 03/19/21	188	20,341,600	(357,873)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,534,062.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$5,530,765,007	$—	$—	$5,530,765,007
Hong Kong	98,430,847	—	609,951	99,040,798
Preferred Stock[1]	68,111,192	—	—	68,111,192
Rights [1]
Republic of Korea[1]	—	—	590,405	590,405
Other Investment Companies[1]	22,521,346	—	—	22,521,346
Liabilities
Futures Contracts[2]	(357,873)	—	—	(357,873)
Total	$5,719,470,519	$—	$1,200,356	$5,720,670,875
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2021
Assets
Investments in unaffiliated issuers, at value (cost $4,973,919,402) including securities on loan of $13,534,062		$5,706,501,070
Collateral invested for securities on loan, at value (cost $14,527,678)		14,527,678
Deposit with broker for futures contracts		1,910,304
Foreign currency, at value (cost $6,117,783)		6,066,713
Receivables:
Dividends		14,749,760
Foreign tax reclaims		2,868,050
Income from securities on loan	+	81,088
Total assets		5,746,704,663
Liabilities
Collateral held for securities on loan		14,527,678
Payables:
Investments bought		9,756,851
Management fees		1,092,243
Variation margin on futures contracts	+	275,025
Total liabilities		25,651,797
Net Assets
Total assets		5,746,704,663
Total liabilities	–	25,651,797
Net assets		$5,721,052,866
Net Assets by Source
Capital received from investors		5,194,194,272
Total distributable earnings		526,858,594

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,721,052,866		184,900,000		$30.94

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Operations

For the period March 1, 2020 through February 28, 2021
Investment Income
Dividends received from unaffiliated issuers (net of foreign withholding tax of $14,105,004)		$124,388,872
Income from non-cash dividends		8,686,417
Securities on loan, net	+	1,224,984
Total investment income		134,300,273
Expenses
Management fees		11,183,146
Professional fees	+	70,423*
Total expenses		11,253,569
Expense reduction by CSIM	-	70,423*
Net expenses	–	11,183,146
Net investment income		123,117,127
Realized and Unrealized Gains (Losses)
Net realized losses on unaffiliated issuers		(94,735,736)
Net realized gains on in-kind redemptions on unaffiliated issuers		147,230,489
Net realized gains on futures contracts		4,565,531
Net realized gains on foreign currency transactions	+	232,313
Net realized gains		57,292,597
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		977,945,572
Net change in unrealized appreciation (depreciation) on futures contracts		1,422,549
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	85,566
Net change in unrealized appreciation (depreciation)	+	979,453,687
Net realized and unrealized gains		1,036,746,284
Increase in net assets resulting from operations		$1,159,863,411
*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/20-2/28/21		3/1/19-2/29/20
Net investment income		$123,117,127	$145,349,722
Net realized gains (losses)		57,292,597	(6,382,488)
Net change in unrealized appreciation (depreciation)	+	979,453,687	(402,664,183)
Increase (decrease) in net assets resulting from operations		1,159,863,411	(263,696,949)
Distributions to Shareholders
Total distributions		($114,361,960)	($150,746,760)

Transactions in Fund Shares
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		40,300,000	$981,805,769	28,200,000	$790,856,322
Shares redeemed	+	(30,400,000)	(722,949,976)	(1,500,000)	(43,296,950)
Net transactions in fund shares		9,900,000	$258,855,793	26,700,000	$747,559,372
Shares Outstanding and Net Assets
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		175,000,000	$4,416,695,622	148,300,000	$4,083,579,959
Total increase	+	9,900,000	1,304,357,244	26,700,000	333,115,663
End of period		184,900,000	$5,721,052,866	175,000,000	$4,416,695,622

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Financial Statements
Financial Highlights
	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17
Per-Share Data
Net asset value at beginning of period	$28.53	$31.23	$36.02	$29.99	$24.81
Income (loss) from investment operations:
Net investment income (loss)[1]	0.53	0.80	0.79	0.62	0.55
Net realized and unrealized gains (losses)	7.66	(2.60)	(4.82)	6.11	5.18
Total from investment operations	8.19	(1.80)	(4.03)	6.73	5.73
Less distributions:
Distributions from net investment income	(0.61)	(0.90)	(0.76)	(0.70)	(0.55)
Net asset value at end of period	$36.11	$28.53	$31.23	$36.02	$29.99
Total return	28.97%	(6.06%)	(11.06%)	22.47%	23.26%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.39%	0.46%
Net investment income (loss)	1.78%	2.54%	2.38%	1.83%	1.94%
Portfolio turnover rate[2]	24%	31%	25%	18%	25%
Net assets, end of period (x 1,000)	$2,292,915	$1,900,303	$1,842,568	$1,811,898	$866,749

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets

Australia 5.8%
Adbri Ltd.	758,198	1,907,740
ALS Ltd.	199,928	1,529,268
Ansell Ltd.	70,905	1,980,050
ASX Ltd.	32,696	1,711,175
AusNet Services	1,432,871	1,835,939
Austal Ltd.	264,121	484,623
Australian Pharmaceutical Industries Ltd.	1,351,633	1,161,542
Bank of Queensland Ltd.	368,884	2,510,336
Bank of Queensland Ltd., Interim Shares (a)	157,642	1,072,788
Bapcor Ltd.	130,878	693,068
Beach Energy Ltd.	549,997	702,583
Bega Cheese Ltd.	249,786	1,185,446
Blackmores Ltd. *	8,580	538,053
Breville Group Ltd.	40,129	867,415
carsales.com Ltd.	55,336	800,272
Challenger Ltd.	467,106	2,332,536
Charter Hall Group	60,784	558,119
Charter Hall Retail REIT	192,068	551,673
CIMIC Group Ltd. *	145,081	2,391,329
Cleanaway Waste Management Ltd.	608,075	1,026,282
Cochlear Ltd.	11,080	1,813,504
Collins Foods Ltd.	68,174	505,108
Costa Group Holdings Ltd.	269,629	951,885
Cromwell Property Group	1,093,295	668,679
CSR Ltd.	783,628	3,318,566
Deterra Royalties Ltd. *	167,867	591,330
Dexus	360,638	2,484,933
Domino's Pizza Enterprises Ltd.	12,204	849,878
Eagers Automotive Ltd.	213,828	2,193,479
Eclipx Group Ltd. *	747,173	1,133,784
Elders Ltd.	80,397	700,860
Evolution Mining Ltd.	309,626	1,006,792
Flight Centre Travel Group Ltd. *	122,302	1,572,738
G.U.D. Holdings Ltd.	60,864	564,037
G8 Education Ltd.	1,296,887	1,079,354
Genworth Mortgage Insurance Australia Ltd.	415,798	830,530
GrainCorp Ltd., Class A	417,661	1,364,550
GWA Group Ltd.	277,058	654,220
Harvey Norman Holdings Ltd.	557,851	2,263,094
Healius Ltd.	659,282	2,046,768
IGO Ltd.	184,604	1,004,730
Iluka Resources Ltd.	167,867	964,323
Inghams Group Ltd.	255,332	693,850
InvoCare Ltd.	59,414	516,561
IOOF Holdings Ltd.	495,402	1,258,012
IRESS Ltd.	88,090	626,751
James Hardie Industries plc	112,336	3,175,294
JB Hi-Fi Ltd.	83,878	2,818,973
Link Administration Holdings Ltd.	269,367	990,584
Magellan Financial Group Ltd.	16,263	546,945
McMillan Shakespeare Ltd.	78,944	757,257
Mineral Resources Ltd.	90,448	2,655,342
Security	Number of Shares	Value ($)
Monadelphous Group Ltd.	160,070	1,435,065
nib Holdings Ltd.	370,592	1,589,494
Nine Entertainment Co. Holdings Ltd.	785,321	1,744,947
Northern Star Resources Ltd.	122,643	969,442
NRW Holdings Ltd.	649,490	1,010,699
Nufarm Ltd. *	399,968	1,486,345
Orora Ltd.	1,213,370	2,743,022
OZ Minerals Ltd.	233,499	4,047,550
Pact Group Holdings Ltd.	395,221	1,000,555
Pendal Group Ltd.	242,913	1,117,096
Perenti Global Ltd.	652,391	575,792
Perpetual Ltd.	43,107	1,023,230
Platinum Asset Management Ltd.	198,387	711,127
Premier Investments Ltd.	48,788	796,982
Qantas Airways Ltd. *	850,499	3,292,281
Qube Holdings Ltd.	609,283	1,448,140
REA Group Ltd.	6,470	685,241
Regis Resources Ltd.	242,794	588,350
Reliance Worldwide Corp., Ltd.	274,483	913,770
Resolute Mining Ltd. *	709,455	354,273
Sandfire Resources Ltd.	280,320	1,323,845
Santos Ltd.	581,635	3,255,682
SEEK Ltd.	123,289	2,453,074
Seven Group Holdings Ltd.	54,992	923,447
Seven West Media Ltd. *	5,841,655	2,464,822
Shopping Centres Australasia Property Group	319,646	579,080
Sigma Healthcare Ltd. *	3,673,137	1,891,089
Southern Cross Media Group Ltd. *	361,522	649,345
St. Barbara Ltd.	384,683	619,469
Steadfast Group Ltd.	196,373	606,608
Super Retail Group Ltd.	201,220	1,713,630
Sydney Airport *	339,443	1,539,989
Tassal Group Ltd.	184,588	483,029
The GPT Group	640,961	2,118,910
The Star Entertainment Grp Ltd. *	1,030,003	2,942,510
TPG Telecom Ltd. *	182,286	959,655
Treasury Wine Estates Ltd.	347,435	2,931,927
Tuas Ltd. *	102,273	52,259
United Malt Grp Ltd.	424,306	1,199,016
Vicinity Centres	2,262,220	2,872,313
Vocus Group Ltd. *	233,946	912,850
Washington H Soul Pattinson & Co., Ltd.	33,899	784,189
Whitehaven Coal Ltd. *	1,590,924	1,872,174
Worley Ltd.	327,824	2,817,195
		133,942,456

Austria 0.7%
AT&S Austria Technologie & Systemtechnik AG	33,215	983,719
BAWAG Group AG *	52,648	2,750,434
CA Immobilien Anlagen AG	23,607	1,018,656
DO & Co. AG *	8,184	639,733
EVN AG	30,269	661,329
IMMOFINANZ AG *	34,715	699,897
Lenzing AG *	26,617	3,838,156
Oesterreichische Post AG (b)	40,761	1,652,488

Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
UNIQA Insurance Group AG	136,629	1,064,695
Verbund AG	19,352	1,484,534
Vienna Insurance Group AG Wiener Versicherung Gruppe	38,612	1,042,796
		15,836,437

Belgium 1.2%
Ackermans & van Haaren N.V.	16,435	2,665,160
AGFA-Gevaert N.V. *	228,442	1,031,492
Barco N.V.	36,966	912,642
Befimmo S.A.	11,846	483,842
Bekaert S.A.	82,183	3,042,489
bpost S.A. *	236,437	2,575,710
Cie d'Entreprises CFE *	11,050	1,191,029
Cofinimmo S.A.	7,064	1,100,938
D'Ieteren S.A. N.V.	30,085	2,559,854
Elia Group S.A. N.V.	10,200	1,109,316
Euronav N.V.	123,560	1,102,332
Gimv N.V.	11,869	698,720
KBC Ancora *	12,536	503,960
Melexis N.V.	8,164	971,127
Ontex Group N.V. *	125,122	1,293,959
Orange Belgium S.A.	42,571	1,178,137
Recticel S.A.	50,725	784,402
Sofina S.A.	2,825	941,256
Telenet Group Holding N.V.	48,342	1,938,705
Tessenderlo Group S.A. *	25,413	1,135,144
		27,220,214

Canada 8.5%
Aecon Group, Inc.	98,297	1,428,645
Ag Growth International, Inc.	18,313	567,472
Aimia, Inc. *	205,339	692,573
Alamos Gold, Inc., Class A	56,992	406,057
Algonquin Power & Utilities Corp.	152,380	2,372,362
Allied Properties Real Estate Investment Trust	32,013	969,999
AltaGas Ltd.	198,083	3,018,184
Altus Group Ltd.	12,456	549,205
Artis Real Estate Investment Trust	174,628	1,551,789
ATS Automation Tooling Systems, Inc. *	36,314	804,587
AutoCanada, Inc. *	76,900	1,852,039
B2Gold Corp.	127,576	558,271
Badger Daylighting Ltd.	22,510	720,107
Baytex Energy Corp. *	2,407,558	2,339,097
Birchcliff Energy Ltd.	602,670	1,413,847
BlackBerry Ltd. *	247,701	2,518,098
Boardwalk Real Estate Investment Trust	31,275	907,617
Boyd Group Services, Inc.	4,951	823,563
BRP, Inc.	15,474	1,123,882
CAE, Inc.	136,540	3,632,439
Cameco Corp.	258,733	4,081,278
Canadian Apartment Properties REIT	38,298	1,544,020
Canadian Utilities Ltd., Class A	99,640	2,370,582
Canadian Western Bank	65,531	1,731,447
Canfor Corp. *	164,609	3,375,395
Capital Power Corp.	81,573	2,210,718
Cascades, Inc.	135,195	1,792,989
CCL Industries, Inc., Class B	68,253	3,613,743
Celestica, Inc. *	356,831	2,973,592
Centerra Gold, Inc.	128,807	1,256,530
CES Energy Solutions Corp.	784,254	953,990
Chartwell Retirement Residences	132,416	1,145,304
Chemtrade Logistics Income Fund	253,876	1,425,796
Choice Properties Real Estate Investment Trust	72,526	728,697
Security	Number of Shares	Value ($)
Chorus Aviation, Inc.	363,685	1,206,538
Cineplex, Inc. *	148,017	1,615,794
Cogeco Communications, Inc.	8,397	763,225
Cogeco, Inc.	18,542	1,367,656
Colliers International Group, Inc.	12,637	1,316,404
Cominar Real Estate Investment Trust	303,910	2,117,288
Constellation Software, Inc.	2,121	2,760,517
Corus Entertainment, Inc., B Shares	669,029	2,784,979
Crombie Real Estate Investment Trust (b)	52,954	611,104
Dream Office Real Estate Investment Trust	74,185	1,168,443
Eldorado Gold Corp. *	43,879	462,012
Element Fleet Management Corp.	105,628	1,041,262
Enerflex Ltd.	251,678	1,737,493
Enerplus Corp.	645,964	3,143,079
Ensign Energy Services, Inc.	1,701,512	1,585,927
Exchange Income Corp. (b)	32,265	1,027,587
Extendicare, Inc. (b)	101,180	530,675
First Capital Real Estate Investment Trust	93,404	1,145,785
FirstService Corp.	5,673	865,244
Franco-Nevada Corp.	15,080	1,623,065
Frontera Energy Corp.	427,260	2,132,925
Granite Real Estate Investment Trust	11,198	644,814
Great Canadian Gaming Corp. *	39,501	1,322,940
Home Capital Group, Inc. *	64,740	1,606,227
Hudbay Minerals, Inc.	385,891	2,776,830
IAMGOLD Corp. *	364,749	1,086,180
IGM Financial, Inc.	76,435	2,096,227
Innergex Renewable Energy, Inc.	39,928	759,452
Interfor Corp. *	124,283	2,733,048
Intertape Polymer Group, Inc.	61,428	1,163,056
Just Energy Group, Inc. *(b)	54,636	216,645
Kirkland Lake Gold Ltd.	28,440	934,971
Laurentian Bank of Canada	42,735	1,176,731
Lundin Mining Corp.	395,688	4,553,850
Maple Leaf Foods, Inc.	83,752	1,745,164
Martinrea International, Inc.	239,565	2,815,740
Medical Facilities Corp.	155,634	860,536
MEG Energy Corp. *	544,917	2,827,887
Morneau Shepell, Inc.	22,568	583,096
Mullen Group Ltd.	205,958	1,630,094
NFI Group, Inc.	102,346	2,376,755
Northland Power, Inc.	44,740	1,493,100
OceanaGold Corp. *	736,238	1,070,046
Pan American Silver Corp.	32,173	1,068,621
Parex Resources, Inc. *	82,208	1,320,783
Pason Systems, Inc.	105,479	808,172
Peyto Exploration & Development Corp.	829,699	3,906,008
PrairieSky Royalty Ltd.	100,204	1,021,036
Precision Drilling Corp. *	87,547	2,033,082
Premium Brands Holdings Corp.	12,470	1,014,640
Primo Water Corp.	100,185	1,441,050
Quebecor, Inc., Class B	74,648	1,939,905
Richelieu Hardware Ltd.	34,145	986,591
Ritchie Bros. Auctioneers, Inc.	23,587	1,293,931
Russel Metals, Inc.	149,578	2,927,759
Sagen MI Canada, Inc.	32,703	1,117,740
Secure Energy Services, Inc.	937,718	2,414,661
Seven Generations Energy Ltd., A Shares *	564,866	3,747,926
ShawCor Ltd.	544,962	2,199,649
Sienna Senior Living, Inc. (b)	51,639	572,271
Sierra Wireless, Inc. *	49,718	840,415
Sleep Country Canada Holdings, Inc.	31,409	668,123
SmartCentres Real Estate Investment Trust	82,693	1,717,219
SSR Mining, Inc. *	29,322	418,522
Stantec, Inc.	63,458	2,509,749

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Stella-Jones, Inc.	40,791	1,482,460
Superior Plus Corp.	165,232	1,728,019
The North West Co., Inc.	47,784	1,174,973
TMX Group Ltd.	12,819	1,230,158
Toromont Industries Ltd.	29,248	2,141,619
Tourmaline Oil Corp.	207,966	3,804,496
Transat AT, Inc. *	208,165	853,378
Transcontinental, Inc., Class A	146,001	2,522,150
Trican Well Service Ltd. *(b)	1,038,566	1,550,466
Turquoise Hill Resources Ltd. *	133,173	2,030,204
Uni-Select, Inc.	156,132	1,294,934
Vermilion Energy, Inc.	486,671	3,063,798
Western Forest Products, Inc.	1,413,296	1,875,464
Westshore Terminals Investment Corp.	57,176	853,575
Wheaton Precious Metals Corp.	54,624	1,964,048
Whitecap Resources, Inc.	808,624	3,634,337
Winpak Ltd.	21,947	688,574
Yamana Gold, Inc.	252,249	1,008,199
		193,803,010

Denmark 1.5%
Chr Hansen Holding A/S *	18,172	1,568,554
D/S Norden A/S	53,524	1,125,304
Demant A/S *	38,020	1,575,724
Dfds A/S *	32,838	1,594,127
FLSmidth & Co. A/S *	71,667	3,036,891
Genmab A/S *	1,930	652,128
GN Store Nord A/S	25,369	2,145,055
H. Lundbeck A/S	28,347	1,085,989
Jyske Bank A/S *	69,247	3,010,076
Matas A/S *	94,900	1,267,141
Nilfisk Holding A/S *	44,687	1,079,564
NKT A/S *	33,771	1,325,207
Per Aarsleff Holding A/S, Class B	24,449	1,107,463
Ringkjoebing Landbobank A/S	6,522	643,018
Rockwool International A/S, B Shares	3,661	1,335,021
Royal Unibrew A/S	15,739	1,630,356
Scandinavian Tobacco Group A/S, Class A	70,292	1,313,762
Schouw & Co. A/S	11,756	1,197,428
SimCorp A/S	6,163	753,493
Spar Nord Bank A/S *	65,858	689,083
Sydbank A/S *	89,680	2,061,121
The Drilling Co. of 1972 A/S *	27,365	1,098,843
Topdanmark A/S	16,832	796,232
Tryg A/S	50,466	1,598,107
		33,689,687

Finland 1.1%
Cargotec Oyj, B Shares	72,227	3,822,374
Finnair Oyj *	1,248,707	1,085,985
Huhtamaki Oyj	55,997	2,533,890
Kemira Oyj	112,425	1,824,490
Kojamo Oyj	28,321	545,891
Konecranes Oyj	73,899	3,299,115
Metsa Board Oyj	154,408	1,729,890
Orion Oyj, Class B	47,406	1,954,681
Sanoma Oyj	79,630	1,322,239
TietoEVRY Oyj	54,614	1,699,688
Tokmanni Group Corp.	33,463	731,113
Uponor Oyj	52,001	1,095,743
Valmet Oyj	77,621	2,621,099
YIT Oyj	152,865	866,507
		25,132,705

Security	Number of Shares	Value ($)
France 4.1%
Aeroports de Paris *	17,390	2,220,560
Albioma S.A.	14,222	697,412
Alten S.A. *	18,386	2,043,115
Amundi S.A. *	24,433	1,868,377
Beneteau S.A.	62,662	939,330
BioMerieux	7,786	994,208
CGG S.A. *	839,821	987,366
Cie Plastic Omnium S.A.	81,744	2,948,844
Coface S.A. *	98,749	1,084,747
Covivio	24,722	2,090,027
Dassault Aviation S.A. *	1,015	1,100,182
Derichebourg S.A. *	289,414	2,309,736
Edenred	51,682	2,878,753
Elior Group S.A.	327,571	2,679,862
Eramet S.A. *	20,058	1,493,895
Eurofins Scientific SE *	20,424	1,825,583
Euronext N.V.	15,449	1,672,678
Fnac Darty S.A. *	35,726	2,179,052
Gaztransport Et Technigaz S.A.	6,215	525,046
Gecina S.A.	13,577	1,890,229
Getlink SE *	159,880	2,633,426
ICADE	22,742	1,689,379
Iliad S.A.	13,758	2,448,141
Imerys S.A.	55,734	2,891,358
Ipsen S.A.	13,823	1,185,391
IPSOS	58,974	2,294,224
JCDecaux S.A. *	58,247	1,386,431
Kaufman & Broad S.A.	20,465	910,401
Korian S.A. *	44,835	1,567,317
Maisons du Monde S.A. *	69,920	1,269,639
Mercialys S.A.	108,101	1,182,885
Mersen S.A. *	21,256	734,025
Metropole Television S.A. *	100,501	2,020,123
Nexans S.A. *	42,011	3,281,396
Nexity S.A.	57,459	2,821,831
Orpea S.A. *	17,282	2,086,781
Quadient S.A.	111,819	2,567,934
Remy Cointreau S.A.	7,189	1,378,709
Sartorius Stedim Biotech	1,627	714,897
SEB S.A.	16,258	2,934,440
Societe BIC S.A.	41,826	2,360,730
Solocal Group *	145,272	549,272
Sopra Steria Group *	11,938	1,951,849
SPIE S.A. *	125,261	2,831,018
Tarkett S.A. *	76,487	1,169,783
Technicolor S.A. *(b)	388,424	918,893
Television Francaise 1 S.A. *	240,090	2,105,518
Trigano S.A.	6,012	1,134,740
Ubisoft Entertainment S.A. *	29,676	2,434,281
Vallourec S.A. *(b)	36,597	1,800,179
Vicat S.A.	32,542	1,574,054
Worldline S.A. *	42,761	3,830,463
		95,088,510

Germany 4.3%
1&1 Drillisch AG	41,505	1,180,374
Aareal Bank AG *	94,626	2,526,855
alstria Office REIT-AG	38,437	642,904
Aroundtown S.A.	181,281	1,323,314
Bechtle AG	9,593	1,819,954
Befesa S.A.	18,419	1,256,462
Bilfinger SE (b)	70,673	2,530,595
CANCOM SE	15,413	991,540
Carl Zeiss Meditec AG	6,381	962,735
CECONOMY AG *	358,116	2,247,302

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Cewe Stiftung & Co. KGaA	4,795	633,235
CTS Eventim AG & Co., KGaA *	15,387	1,053,368
Deutsche Euroshop AG *	38,707	835,350
Deutsche Pfandbriefbank AG *	305,192	3,345,091
Deutz AG *	286,561	2,106,097
Dialog Semiconductor plc *	48,559	3,795,795
Duerr AG	62,459	2,480,593
DWS Group GmbH & Co. KGaA	23,791	997,574
ElringKlinger AG *(b)	101,600	1,709,244
Fielmann AG *	12,007	951,688
Fraport AG Frankfurt Airport Services Worldwide *	37,693	2,392,817
Gerresheimer AG	16,694	1,734,528
Grand City Properties S.A.	34,731	857,463
GRENKE AG (b)	7,532	316,691
Hamburger Hafen und Logistik AG	28,200	720,524
Heidelberger Druckmaschinen AG *	1,061,861	1,550,531
HOCHTIEF AG	22,194	1,989,451
Hornbach Holding AG & Co. KGaA	20,640	1,959,131
Indus Holding AG	34,430	1,393,734
Jenoptik AG	29,769	959,709
JOST Werke AG *	16,541	962,714
Kloeckner & Co. SE *	473,743	5,074,633
Knorr-Bremse AG	23,432	3,001,743
Koenig & Bauer AG *	29,183	874,931
Krones AG (b)	21,606	1,831,841
LEG Immobilien AG	14,513	1,993,060
Nordex SE *	73,590	1,982,982
Norma Group SE	36,455	1,744,299
Pfeiffer Vacuum Technology AG	3,087	598,021
Puma SE *	24,047	2,567,982
QIAGEN N.V. *	37,257	1,854,124
Rational AG	820	705,679
RTL Group S.A. *	65,232	3,694,473
SAF-Holland SE *	110,983	1,651,559
Scout24 AG	14,805	1,122,246
Siemens Healthineers AG	48,116	2,676,619
Siltronic AG *	2,820	472,705
Siltronic AG	11,259	1,890,715
Sixt SE *	11,174	1,395,633
Software AG	26,968	1,205,912
Stabilus S.A.	14,149	1,063,933
Stroeer SE & CO. KGaA	8,232	742,905
Suedzucker AG	115,180	1,821,665
TAG Immobilien AG	44,191	1,263,736
Takkt AG *	63,460	904,306
Talanx AG *	41,106	1,719,363
Wacker Chemie AG	22,959	2,997,164
Wacker Neuson SE *	45,643	934,069
Zalando SE *	24,343	2,512,131
		98,525,792

Hong Kong 4.2%
Asia Cement China Holdings Corp.	459,748	432,643
ASM Pacific Technology Ltd.	197,546	2,747,744
BOC Aviation Ltd.	99,704	963,963
Brightoil Petroleum Holdings Ltd. *(a)	2,380,161	—
Budweiser Brewing Co. APAC Ltd.	248,878	760,364
Cafe de Coral Holdings Ltd.	442,534	981,209
Cathay Pacific Airways Ltd. *	1,581,565	1,467,933
China Travel International Investment Hong Kong Ltd. *	4,216,259	733,749
Chow Sang Sang Holdings International Ltd.	764,197	1,036,353
Chow Tai Fook Jewellery Group Ltd.	1,129,361	1,551,946
CITIC Telecom International Holdings Ltd.	1,835,531	593,912
CK Infrastructure Holdings Ltd.	114,099	661,147
Security	Number of Shares	Value ($)
Cowell e Holdings, Inc. (b)	1,432,331	1,133,701
Dah Sing Financial Holdings Ltd.	237,405	768,157
Dairy Farm International Holdings Ltd.	313,019	1,355,372
FIH Mobile Ltd. *	10,916,000	1,646,402
First Pacific Co., Ltd.	10,625,114	3,478,996
Fortune Real Estate Investment Trust	675,442	630,396
Giordano International Ltd.	4,406,615	880,488
Haitong International Securities Group Ltd.	2,588,317	797,447
Hang Lung Group Ltd.	979,370	2,449,261
Hang Lung Properties Ltd.	1,009,560	2,615,862
Hutchison Telecommunications Hong Kong Holdings Ltd.	3,636,197	628,115
Hysan Development Co., Ltd.	310,060	1,321,003
IGG, Inc.	847,887	1,265,707
Johnson Electric Holdings Ltd.	579,996	1,674,787
K Wah International Holdings Ltd.	1,852,179	952,670
Kerry Logistics Network Ltd.	612,604	1,784,740
Kerry Properties Ltd.	849,429	2,732,022
Lee & Man Paper Manufacturing Ltd.	2,075,512	1,923,715
Lifestyle International Holdings Ltd. *	699,205	624,632
Luk Fook Holdings International Ltd.	668,067	1,694,852
Man Wah Holdings Ltd.	734,463	1,609,554
Melco International Development Ltd.	736,535	1,526,743
MGM China Holdings Ltd.	464,736	829,142
Minth Group Ltd.	443,162	1,948,065
MMG Ltd. *	4,433,888	2,794,990
NagaCorp Ltd.	602,584	798,541
Nexteer Automotive Group Ltd.	1,557,899	2,060,503
NWS Holdings Ltd.	2,271,050	2,567,515
Pacific Basin Shipping Ltd.	6,386,368	1,588,905
Pacific Textiles Holdings Ltd.	1,072,946	687,418
Pou Sheng International Holdings Ltd. *	3,298,312	714,311
Power Assets Holdings Ltd.	82,417	457,911
PRADA S.p.A. *	351,714	2,092,416
Road King Infrastructure Ltd.	551,382	749,169
Sa Sa International Holdings Ltd. *	2,800,930	686,029
Samsonite International S.A. *	2,158,839	4,202,269
Shangri-La Asia Ltd. *	945,659	967,925
Shui On Land Ltd.	7,858,835	1,205,568
Shun Tak Holdings Ltd.	2,088,000	707,902
SITC International Holdings Co., Ltd.	670,297	1,762,723
SJM Holdings Ltd.	1,694,943	2,359,747
SmarTone Telecommunications Holdings Ltd.	1,241,921	786,072
Stella International Holdings Ltd.	1,053,500	1,258,928
Sun Art Retail Group Ltd.	1,254,600	1,083,594
Swire Properties Ltd.	506,893	1,630,322
The Bank of East Asia Ltd.	1,053,734	2,488,531
Tingyi Cayman Islands Holding Corp.	1,342,188	2,695,674
Truly International Holdings Ltd. *	6,734,186	1,328,199
Uni-President China Holdings Ltd.	906,353	1,088,930
Value Partners Group Ltd.	1,035,990	685,109
Vitasoy International Holdings Ltd.	185,589	818,210
VSTECS Holdings Ltd.	1,594,551	1,430,653
VTech Holdings Ltd.	253,494	2,125,698
Wynn Macau Ltd. *	906,187	1,710,195
Xinyi Glass Holdings Ltd.	1,151,005	3,219,760
		96,956,509

Ireland 0.5%
AIB Group plc *	1,214,034	2,745,306
Glanbia plc	175,412	2,288,837
Irish Continental Group plc *	120,144	629,989

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Kingspan Group plc *	36,899	2,698,477
Total Produce plc	973,018	2,468,393
		10,831,002

Israel 1.1%
Azrieli Group Ltd.	11,491	699,304
Delek Group Ltd. *	37,202	1,729,423
Elbit Systems Ltd.	10,176	1,323,031
FIBI Holdings Ltd.	20,122	591,748
First International Bank of Israel Ltd.	28,413	745,684
Gazit-Globe Ltd.	145,533	913,786
Harel Insurance Investments & Financial Services Ltd.	96,954	880,948
Israel Discount Bank Ltd., A Shares	649,847	2,414,833
Mizrahi Tefahot Bank Ltd.	55,895	1,339,037
Nice Ltd. *	8,545	1,986,705
Oil Refineries Ltd. *	6,578,034	1,429,705
Partner Communications Co., Ltd. *	101,566	512,628
Paz Oil Co., Ltd.	24,599	2,293,788
Shikun & Binui Ltd. *	112,459	658,587
Shufersal Ltd.	97,563	783,697
The Israel Corp., Ltd. *	14,099	3,206,930
The Phoenix Holdings Ltd. *	102,425	797,707
Tower Semiconductor Ltd. *	77,341	2,358,028
		24,665,569

Italy 2.4%
ACEA S.p.A.	35,803	709,664
Amplifon S.p.A. *	19,484	780,439
Anima Holding S.p.A.	247,227	1,193,735
ASTM S.p.A. *	60,475	1,864,476
Autogrill S.p.A. *	240,892	1,564,312
Azimut Holding S.p.A.	73,779	1,702,401
Banca Carige S.p.A. *(a)	60,120,573	10,946
Banca Farmafactoring S.p.A. *	89,352	589,998
Banca Generali S.p.A. *	25,488	873,051
Banca IFIS S.p.A. *	59,513	759,932
Banca Mediolanum S.p.A. *	164,771	1,444,993
Banca Monte dei Paschi di Siena S.p.A. *(b)	587,131	860,893
Banca Popolare di Sondrio Scarl *	956,499	2,770,142
BPER Banca *	1,379,018	3,037,204
Buzzi Unicem S.p.A.	75,182	1,911,811
Cerved Group S.p.A. *	122,675	1,003,605
Davide Campari-Milano N.V.	127,549	1,451,892
De'Longhi S.p.A.	46,242	1,718,656
DiaSorin S.p.A.	3,432	676,520
Enav S.p.A.	196,049	950,429
ERG S.p.A.	39,035	1,123,870
Esprinet S.p.A. *	90,056	1,156,499
Fincantieri S.p.A. *(b)	615,256	512,677
FinecoBank Banca Fineco S.p.A. *	143,436	2,536,675
Freni Brembo S.p.A. *	131,745	1,722,253
Infrastrutture Wireless Italiane S.p.A.	50,942	532,695
Interpump Group S.p.A.	32,078	1,481,136
Iren S.p.A.	697,924	1,740,026
Italgas S.p.A.	336,131	1,991,835
Maire Tecnimont S.p.A. *(b)	231,816	607,777
MARR S.p.A. *	36,629	838,521
Mediaset S.p.A. *	759,489	2,162,702
Moncler S.p.A. *	44,245	2,755,045
OVS S.p.A. *(b)	883,882	1,203,744
Piaggio & C S.p.A.	186,366	710,303
Recordati Industria Chimica e Farmaceutica S.p.A.	27,682	1,415,921
Reply S.p.A.	5,232	610,293
Security	Number of Shares	Value ($)
Salvatore Ferragamo S.p.A. *	66,417	1,283,422
Societa Cattolica di Assicurazioni SC *(b)	241,046	1,329,491
Tod's S.p.A. *(b)	22,776	728,735
UnipolSai Assicurazioni S.p.A.	593,446	1,731,661
Webuild S.p.A (b)	365,027	688,973
		54,739,353

Japan 30.3%
ABC-Mart, Inc.	19,687	1,119,797
Acom Co., Ltd.	155,633	693,877
Adastria Co., Ltd.	58,710	1,099,917
ADEKA Corp.	140,152	2,353,406
Advantest Corp.	40,377	3,316,114
Aeon Delight Co., Ltd.	24,967	744,042
AEON Financial Service Co., Ltd.	142,646	1,826,254
Aeon Mall Co., Ltd.	108,994	1,833,276
Aica Kogyo Co., Ltd.	41,346	1,430,073
Aida Engineering Ltd.	82,001	688,858
Ain Holdings, Inc.	22,046	1,421,588
Aisan Industry Co., Ltd.	145,385	769,637
Alconix Corp.	49,460	730,712
Alpen Co., Ltd.	30,413	645,712
Amano Corp.	58,219	1,304,927
Anritsu Corp. (b)	47,487	1,013,121
AOKI Holdings, Inc.	134,038	858,024
Aoyama Trading Co., Ltd. *	306,253	2,351,370
Aozora Bank Ltd.	121,364	2,563,066
Arata Corp.	38,881	1,634,943
Arcs Co., Ltd.	107,037	2,205,239
Asahi Diamond Industrial Co., Ltd.	115,251	535,473
Asahi Holdings, Inc.	29,636	1,108,499
Asahi Intecc Co., Ltd.	15,731	451,081
Asanuma Corp.	11,702	503,052
ASKUL Corp.	15,766	521,636
Autobacs Seven Co., Ltd.	104,603	1,392,219
Avex, Inc.	70,188	976,993
Azbil Corp.	75,798	3,219,316
Belluna Co., Ltd.	77,358	751,507
Benesse Holdings, Inc.	70,716	1,426,400
BML, Inc.	19,280	637,901
Bunka Shutter Co., Ltd.	98,462	920,482
Calbee, Inc.	53,423	1,404,021
Canon Electronics, Inc.	31,758	482,898
Canon Marketing Japan, Inc.	71,492	1,562,839
Capcom Co., Ltd.	20,227	1,230,251
Cawachi Ltd.	29,249	785,446
Central Glass Co., Ltd.	82,630	1,709,372
Chiyoda Corp. *	169,646	710,176
Chudenko Corp.	35,011	720,003
Chugoku Marine Paints Ltd.	66,719	565,490
Citizen Watch Co., Ltd.	810,156	2,912,425
CKD Corp.	44,322	953,501
Cocokara fine, Inc.	31,887	2,214,791
Colowide Co., Ltd. (b)	32,139	609,356
Cosmos Pharmaceutical Corp.	8,818	1,262,197
Create SD Holdings Co., Ltd.	19,008	577,162
Credit Saison Co., Ltd.	200,327	2,491,395
CyberAgent, Inc.	34,221	2,062,125
Daido Metal Co., Ltd.	122,951	626,642
Daifuku Co., Ltd.	26,760	2,556,944
Daihen Corp.	21,061	894,509
Daiho Corp.	30,005	1,039,220
Daiichikosho Co., Ltd.	42,747	1,697,201
Daiki Aluminium Industry Co., Ltd.	86,524	632,647
Daikyonishikawa Corp.	191,663	1,316,851
Daio Paper Corp.	88,049	1,638,006
Daiseki Co., Ltd.	22,875	716,051

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Daishi Hokuetsu Financial Group, Inc.	34,832	768,305
Daiwabo Holdings Co., Ltd.	32,130	2,394,520
DCM Holdings Co., Ltd.	156,849	1,550,235
DeNA Co., Ltd.	92,589	1,822,406
Descente Ltd. *	39,173	658,889
Dexerials Corp.	59,831	868,768
Disco Corp.	8,117	2,544,657
DMG Mori Co., Ltd.	86,076	1,291,867
Doshisha Co., Ltd.	40,448	670,843
Doutor Nichires Holdings Co., Ltd. (b)	45,126	684,472
Dowa Holdings Co., Ltd.	83,786	3,299,064
DTS Corp.	33,425	726,917
Duskin Co., Ltd.	47,930	1,223,668
DyDo Group Holdings, Inc.	14,881	706,757
Eagle Industry Co., Ltd.	89,653	911,340
Earth Corp.	9,269	509,821
Eizo Corp.	19,906	687,573
Exedy Corp.	110,911	1,688,546
Ezaki Glico Co., Ltd.	47,929	1,950,180
Fancl Corp.	21,322	759,499
FCC Co., Ltd.	62,895	1,004,171
Foster Electric Co., Ltd.	89,712	1,047,510
FP Corp.	20,265	786,519
Fuji Co., Ltd.	51,974	883,958
Fuji Corp.	66,212	1,558,039
Fuji Media Holdings, Inc.	93,544	1,130,887
Fuji Oil Co., Ltd. *	402,161	796,471
Fuji Oil Holdings, Inc.	41,851	1,161,568
Fuji Seal International, Inc.	50,900	1,046,283
Fuji Soft, Inc.	18,808	930,338
Fujimori Kogyo Co., Ltd.	21,085	839,125
Fujitec Co., Ltd.	70,728	1,617,835
Fujitsu General Ltd.	45,008	1,216,661
Fukuoka Financial Group, Inc.	127,895	2,298,845
Fukuyama Transporting Co., Ltd.	33,925	1,326,240
Furukawa Co., Ltd.	72,477	889,126
Futaba Corp.	68,518	597,458
Futaba Industrial Co., Ltd.	230,676	1,134,543
Fuyo General Lease Co., Ltd.	9,740	644,518
G-Tekt Corp.	83,497	1,090,931
Geo Holdings Corp.	103,628	1,163,310
Glory Ltd.	90,239	1,970,114
Gree, Inc.	115,119	598,610
GS Yuasa Corp.	144,267	4,245,138
GungHo Online Entertainment, Inc.	61,932	1,266,659
Gunze Ltd.	28,495	972,211
H.U. Group Holdings, Inc.	84,972	2,627,959
Hamakyorex Co., Ltd.	20,870	620,968
Hamamatsu Photonics K.K.	34,556	2,033,660
Happinet Corp.	54,429	760,698
Hazama Ando Corp.	311,178	2,322,006
Heiwa Corp.	68,200	1,029,337
Heiwa Real Estate Co., Ltd.	16,655	540,107
Heiwado Co., Ltd.	75,077	1,374,133
Hikari Tsushin, Inc.	6,636	1,313,622
Hirogin Holdings, Inc.	288,655	1,696,058
Hirose Electric Co., Ltd.	17,451	2,545,415
HIS Co., Ltd. *	47,668	1,130,627
Hisamitsu Pharmaceutical Co., Inc.	40,710	2,537,210
Hitachi Capital Corp.	30,049	811,441
Hitachi Transport System Ltd.	45,995	1,441,931
Hitachi Zosen Corp.	408,025	2,592,763
Hogy Medical Co., Ltd.	14,430	412,421
Hokuetsu Corp.	361,257	1,725,923
Hokuhoku Financial Group, Inc.	160,629	1,450,395
Horiba Ltd.	30,679	1,825,651
Hoshizaki Corp.	23,386	2,050,171
Hosiden Corp.	133,811	1,284,857
Security	Number of Shares	Value ($)
House Foods Group, Inc.	53,776	1,796,908
Hulic Co., Ltd.	143,929	1,604,915
Ibiden Co., Ltd.	80,700	3,279,810
Inaba Denki Sangyo Co., Ltd.	77,945	1,848,030
Inabata & Co., Ltd.	157,814	2,223,379
Internet Initiative Japan, Inc.	38,468	794,346
Iriso Electronics Co., Ltd.	14,001	634,737
Ishihara Sangyo Kaisha Ltd.	100,764	771,761
Ito En Ltd.	29,463	1,626,079
Itochu Enex Co., Ltd.	150,261	1,444,221
Itochu Techno-Solutions Corp.	44,567	1,367,881
Itoham Yonekyu Holdings, Inc.	390,342	2,601,303
Iwatani Corp.	70,569	4,027,215
Izumi Co., Ltd.	62,566	2,310,843
Jaccs Co., Ltd.	40,111	767,282
JAFCO Group Co., Ltd.	19,098	1,163,375
Japan Airport Terminal Co., Ltd.	20,857	1,004,284
Japan Aviation Electronics Industry Ltd.	82,161	1,303,286
Japan Display, Inc. *(b)	3,174,899	1,400,603
Japan Exchange Group, Inc.	126,411	2,721,266
Japan Petroleum Exploration Co., Ltd.	62,359	1,304,072
Joyful Honda Co., Ltd.	94,010	1,185,934
Juki Corp.	106,965	868,451
JVC Kenwood Corp.	673,667	1,169,780
Kadokawa Corp.	36,405	1,336,057
Kaga Electronics Co., Ltd.	42,556	921,900
Kagome Co., Ltd.	48,779	1,453,664
Kakaku.com, Inc.	26,805	850,393
Kaken Pharmaceutical Co., Ltd.	26,681	1,060,579
Kameda Seika Co., Ltd.	11,695	514,277
Kamigumi Co., Ltd.	119,891	2,241,626
Kanamoto Co., Ltd.	52,439	1,164,545
Kandenko Co., Ltd.	188,828	1,549,049
Kanematsu Corp.	185,308	2,356,789
Kansai Paint Co., Ltd.	95,337	2,489,464
Kasai Kogyo Co., Ltd.	226,178	851,299
Kato Sangyo Co., Ltd.	54,417	1,825,988
Kato Works Co., Ltd.	43,942	413,683
Kawasaki Kisen Kaisha Ltd. *	214,498	4,036,686
Keihan Holdings Co., Ltd.	48,572	2,179,221
Keikyu Corp.	139,752	2,208,958
Keisei Electric Railway Co., Ltd.	63,031	2,271,814
KH Neochem Co., Ltd.	30,720	704,132
Kinden Corp.	164,086	2,678,295
Kintetsu World Express, Inc.	56,151	1,460,432
Kissei Pharmaceutical Co., Ltd.	23,767	473,377
Kitz Corp.	141,169	745,993
Kobayashi Pharmaceutical Co., Ltd.	15,571	1,470,286
Kohnan Shoji Co., Ltd.	44,400	1,208,560
Kokuyo Co., Ltd.	127,003	1,811,944
Komeri Co., Ltd.	47,112	1,269,114
Komori Corp.	96,713	639,065
Konami Holdings Corp.	55,904	3,583,859
Konoike Transport Co., Ltd.	75,316	730,256
Kose Corp.	11,833	1,895,901
Kumagai Gumi Co., Ltd.	59,374	1,554,290
Kumiai Chemical Industry Co., Ltd.	49,838	395,748
Kura Sushi, Inc.	9,291	625,272
Kureha Corp.	26,966	1,776,810
Kurita Water Industries Ltd.	87,226	3,528,666
Kusuri no Aoki Holdings Co., Ltd.	6,916	542,037
KYB Corp. *	67,740	1,882,656
Kyoei Steel Ltd.	51,069	675,392
Kyokuto Kaihatsu Kogyo Co., Ltd.	53,276	760,086
KYORIN Holdings, Inc.	46,123	818,214
Kyoritsu Maintenance Co., Ltd.	16,580	604,593
Kyowa Exeo Corp.	99,548	2,543,361
Kyowa Kirin Co., Ltd.	102,097	2,844,227

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Kyudenko Corp.	51,349	1,686,892
Kyushu Financial Group, Inc.	240,333	974,506
Lawson, Inc.	43,327	2,023,201
Leopalace21 Corp. *	1,197,255	1,505,840
Life Corp.	27,732	818,633
Lintec Corp.	63,853	1,392,252
Lion Corp.	114,407	2,197,078
M3, Inc.	17,810	1,408,384
Mabuchi Motor Co., Ltd.	47,653	2,106,679
Macnica Fuji Electronics Holdings, Inc.	88,667	1,683,624
Maeda Corp.	199,889	1,763,616
Maeda Road Construction Co., Ltd.	74,624	1,515,734
Makino Milling Machine Co., Ltd.	36,158	1,357,537
Mandom Corp.	35,376	601,664
Marudai Food Co., Ltd.	72,851	1,138,511
Maruha Nichiro Corp.	89,411	2,067,850
Marui Group Co., Ltd.	109,753	2,081,949
Maruichi Steel Tube Ltd.	54,975	1,255,436
Max Co., Ltd.	38,334	574,254
Maxell Holdings Ltd. *	93,829	1,221,521
MCJ Co., Ltd.	64,080	545,528
Mebuki Financial Group, Inc.	721,259	1,536,754
Megmilk Snow Brand Co., Ltd.	87,133	1,746,913
Meidensha Corp.	64,939	1,391,550
Meitec Corp.	16,481	858,547
Ministop Co., Ltd.	33,824	432,721
Mirait Holdings Corp.	95,203	1,495,868
Mitsubishi Logisnext Co., Ltd.	72,840	774,617
Mitsubishi Logistics Corp.	55,848	1,742,957
Mitsubishi Pencil Co., Ltd.	40,955	517,800
Mitsubishi UFJ Lease & Finance Co., Ltd.	265,267	1,421,696
Mitsui E&S Holdings Co., Ltd. *	337,268	1,449,866
Mitsui Matsushima Holdings Co., Ltd.	59,222	555,866
Mitsui Sugar Co., Ltd.	25,869	456,483
Mitsui-Soko Holdings Co., Ltd.	43,413	883,826
Miura Co., Ltd.	23,332	1,206,677
Mizuho Leasing Co., Ltd.	22,082	685,010
Mizuno Corp.	49,022	997,097
Mochida Pharmaceutical Co., Ltd.	19,928	740,707
Modec, Inc.	36,316	589,019
Morinaga & Co., Ltd.	30,914	1,114,227
Morinaga Milk Industry Co., Ltd.	56,427	2,568,715
Morita Holdings Corp.	38,508	632,884
MOS Food Services, Inc.	18,779	541,126
Musashi Seimitsu Industry Co., Ltd.	93,543	1,540,904
Nabtesco Corp.	71,875	3,049,324
Nachi-Fujikoshi Corp.	35,236	1,489,940
Nankai Electric Railway Co., Ltd.	83,981	2,025,823
NEC Networks & System Integration Corp.	48,065	798,978
NET One Systems Co., Ltd.	37,754	1,171,175
Nexon Co., Ltd.	84,724	2,671,979
Nichi-iko Pharmaceutical Co., Ltd.	63,430	569,167
Nichias Corp.	61,166	1,427,819
Nichicon Corp.	88,235	891,957
Nichiha Corp.	35,448	995,166
Nifco, Inc.	84,829	2,910,175
Nihon Kohden Corp.	45,412	1,231,418
Nihon Parkerizing Co., Ltd.	96,237	971,945
Nihon Unisys Ltd.	40,718	1,177,130
Nikkiso Co., Ltd.	73,582	757,645
Nippn Corp.	86,338	1,286,885
Nippo Corp.	61,313	1,600,445
Nippon Chemi-Con Corp. *	49,798	801,610
Nippon Denko Co., Ltd.	296,672	776,905
Nippon Densetsu Kogyo Co., Ltd.	42,480	749,999
Nippon Gas Co., Ltd.	24,584	1,136,439
Nippon Holdings Co., Ltd.	73,985	1,415,257
Security	Number of Shares	Value ($)
Nippon Kayaku Co., Ltd.	214,253	2,075,362
Nippon Koei Co., Ltd.	19,745	524,482
Nippon Paint Holdings Co., Ltd.	31,253	2,323,294
Nippon Sanso Holdings Corp.	82,076	1,539,984
Nippon Sheet Glass Co., Ltd. *	503,982	2,549,712
Nippon Shinyaku Co., Ltd.	11,976	812,713
Nippon Signal Company Ltd.	62,699	543,187
Nippon Soda Co., Ltd.	41,863	1,314,358
Nippon Suisan Kaisha Ltd.	515,549	2,453,382
Nippon Television Holdings, Inc.	39,432	521,491
Nippon Yakin Kogyo Co., Ltd.	33,512	642,623
Nipro Corp.	146,433	1,818,386
Nishi-Nippon Financial Holdings, Inc.	184,199	1,203,327
Nishi-Nippon Railroad Co., Ltd.	75,696	2,121,534
Nishimatsu Construction Co., Ltd.	97,203	2,418,670
Nishimatsuya Chain Co., Ltd.	63,723	840,349
Nishio Rent All Co., Ltd.	34,430	845,400
Nissan Chemical Corp.	50,004	2,717,507
Nissha Co., Ltd.	82,324	1,021,516
Nisshinbo Holdings, Inc.	331,512	2,464,403
Nissin Electric Co., Ltd.	51,837	603,322
Nissin Foods Holdings Co., Ltd.	31,372	2,370,420
Nitta Corp.	22,578	489,960
Nitto Boseki Co., Ltd.	13,909	524,166
Nitto Kogyo Corp.	35,798	663,946
NOF Corp.	43,980	2,315,823
Nojima Corp.	47,200	1,234,714
Nomura Co., Ltd.	63,873	488,010
Nomura Research Institute Ltd.	86,103	2,675,060
Noritake Co., Ltd.	26,129	896,391
Noritz Corp.	80,424	1,205,530
North Pacific Bank Ltd.	272,541	616,504
NS Solutions Corp.	27,044	793,247
NS United Kaiun Kaisha Ltd.	34,019	495,565
NSD Co., Ltd.	34,554	590,279
Obic Co., Ltd.	6,626	1,118,223
Oiles Corp.	40,702	627,683
Okamoto Industries, Inc.	17,123	645,287
Okamura Corp.	157,204	1,628,996
Okasan Securities Group, Inc.	226,756	836,447
Oki Electric Industry Co., Ltd.	202,772	1,985,087
OKUMA Corp.	36,852	2,023,505
Okumura Corp.	52,184	1,315,621
Onward Holdings Co., Ltd. (b)	429,304	1,015,437
Open House Co., Ltd.	26,305	1,007,362
Oracle Corp. Japan	7,941	804,982
Orient Corp.	594,029	825,195
Osaka Soda Co., Ltd.	26,406	634,002
OSG Corp.	83,833	1,502,132
Outsourcing, Inc.	66,590	1,018,788
Pacific Industrial Co., Ltd.	80,793	874,360
PALTAC Corp.	47,539	2,574,620
Paramount Bed Holdings Co., Ltd.	17,496	693,830
Park24 Co., Ltd. *	83,288	1,790,997
Penta-Ocean Construction Co., Ltd.	359,337	2,671,249
Persol Holdings Co., Ltd.	168,309	3,328,581
Pigeon Corp.	30,853	1,114,924
Pilot Corp.	34,706	1,042,418
Piolax, Inc.	38,358	550,492
Plenus Co., Ltd. *	41,799	735,622
Pola Orbis Holdings, Inc.	53,835	1,229,403
Press Kogyo Co., Ltd.	408,329	1,222,611
Prima Meat Packers Ltd.	46,108	1,345,935
Qol Holdings Co., Ltd.	42,082	552,983
Raito Kogyo Co., Ltd.	52,477	869,855
Raiznext Corp.	56,139	600,699
Relia, Inc.	45,005	563,513
Relo Group, Inc.	35,345	832,369

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Rengo Co., Ltd.	309,120	2,503,947
Resorttrust, Inc.	55,288	949,144
Restar Holdings Corp.	42,554	794,842
Rinnai Corp.	26,716	2,703,196
Rohto Pharmaceutical Co., Ltd.	44,208	1,181,757
Round One Corp.	83,986	914,434
Royal Holdings Co., Ltd. *	34,940	626,060
Ryobi Ltd. *	108,669	1,274,979
Ryosan Co., Ltd.	76,752	1,552,474
Ryoyo Electro Corp.	26,998	684,960
S Foods, Inc.	35,580	1,092,046
Saizeriya Co., Ltd.	36,847	768,482
Sakai Chemical Industry Co., Ltd.	35,821	645,208
Sakata INX Corp.	75,200	755,953
Sakata Seed Corp.	15,017	521,521
San-A Co., Ltd.	23,463	912,842
Sanden Holdings Corp. *	184,079	789,601
Sangetsu Corp.	74,270	1,070,760
Sanken Electric Co., Ltd.	34,549	1,751,123
Sanki Engineering Co., Ltd.	62,598	761,470
Sankyo Co., Ltd.	44,035	1,221,771
Sankyo Tateyama, Inc.	120,370	906,108
Sankyu, Inc.	65,176	2,716,176
Sanoh Industrial Co., Ltd.	65,959	586,908
Sanrio Co., Ltd.	38,434	628,061
Sanwa Holdings Corp.	234,122	2,889,717
Sanyo Chemical Industries Ltd.	15,551	735,658
Sanyo Denki Co., Ltd.	11,224	600,496
Sanyo Special Steel Co., Ltd. *	56,710	899,567
Sapporo Holdings Ltd.	100,652	2,064,245
Sato Holdings Corp.	28,121	658,550
Sawai Pharmaceutical Co., Ltd.	28,836	1,293,750
SCREEN Holdings Co., Ltd.	34,421	2,681,568
SCSK Corp.	24,917	1,466,394
Sega Sammy Holdings, Inc.	198,722	3,336,903
Seibu Holdings, Inc.	215,431	2,588,246
Seiko Holdings Corp.	63,267	1,051,085
Seiren Co., Ltd.	57,797	985,706
Sekisui Jushi Corp.	22,704	412,781
Senko Group Holdings Co., Ltd.	186,080	1,751,814
Senshu Ikeda Holdings, Inc.	440,644	661,752
Seven Bank Ltd.	447,537	1,008,155
Sharp Corp.	116,918	2,209,085
Shibaura Machine Co., Ltd.	29,689	786,393
Shibuya Corp.	17,529	533,899
Shima Seiki Manufacturing Ltd.	40,544	874,508
Shimachu Co., Ltd. *	12,210	629,181
Shindengen Electric Manufacturing Co., Ltd.	23,295	672,350
Shinko Electric Industries Co., Ltd.	57,351	1,536,322
Shinmaywa Industries Ltd.	154,003	1,374,665
Shinsei Bank Ltd.	118,467	1,690,162
Ship Healthcare Holdings, Inc.	30,927	1,715,586
Shizuoka Gas Co., Ltd.	115,225	1,002,568
SHO-BOND Holdings Co., Ltd.	13,308	580,835
Shochiku Co., Ltd. *	4,054	605,018
Shoei Foods Corp.	13,588	486,561
Showa Sangyo Co., Ltd.	35,822	1,054,083
Siix Corp.	77,196	1,310,028
Sinfonia Technology Co., Ltd.	43,414	528,922
SKY Perfect JSAT Holdings, Inc.	214,172	904,612
Skylark Holdings Co., Ltd. *(b)	154,450	2,389,090
Sohgo Security Services Co., Ltd.	44,814	2,019,028
Sotetsu Holdings, Inc.	56,432	1,307,248
Square Enix Holdings Co., Ltd.	34,088	1,932,528
St Marc Holdings Co., Ltd.	30,985	484,522
Starts Corp., Inc.	32,460	847,909
Sugi Holdings Co., Ltd.	31,777	2,213,116
Security	Number of Shares	Value ($)
SUMCO Corp.	150,076	3,422,984
Sumitomo Bakelite Co., Ltd.	42,227	1,678,537
Sumitomo Dainippon Pharma Co., Ltd.	129,359	2,043,469
Sumitomo Mitsui Construction Co., Ltd.	364,774	1,581,806
Sumitomo Osaka Cement Co., Ltd.	63,455	2,096,505
Sumitomo Riko Co., Ltd.	157,732	909,024
Sumitomo Seika Chemicals Co., Ltd.	18,730	682,114
Sundrug Co., Ltd.	70,446	2,644,866
Suruga Bank Ltd.	402,274	1,332,858
Sushiro Global Holdings Ltd.	36,905	1,380,387
SWCC Showa Holdings Co., Ltd.	39,127	600,089
T-Gaia Corp.	35,998	615,284
Tachi-S Co., Ltd.	138,152	1,368,034
Tadano Ltd.	196,076	1,849,600
Taihei Dengyo Kaisha Ltd.	23,251	579,856
Taikisha Ltd.	40,555	1,069,641
Taisho Pharmaceutical Holdings Co., Ltd.	29,979	1,837,459
Taiyo Holdings Co., Ltd.	9,359	485,783
Taiyo Yuden Co., Ltd.	81,479	4,022,710
Takamatsu Construction Group Co., Ltd.	26,296	518,565
Takara Holdings, Inc.	169,161	2,265,748
Takara Standard Co., Ltd.	75,169	1,051,265
Takasago Thermal Engineering Co., Ltd.	82,016	1,213,227
Takeuchi Manufacturing Co., Ltd.	39,034	987,391
Takuma Co., Ltd.	56,866	1,115,543
Tamron Co., Ltd.	23,792	427,872
Tamura Corp.	124,902	619,000
TBS Holdings, Inc.	40,327	735,455
TechnoPro Holdings, Inc.	11,604	843,016
Tekken Corp.	25,047	447,856
The 77 Bank Ltd.	54,471	716,804
The Awa Bank Ltd.	24,452	513,184
The Bank of Kyoto Ltd.	28,189	1,690,705
The Chiba Bank Ltd.	420,716	2,681,304
The Chugoku Bank Ltd.	120,851	960,773
The Gunma Bank Ltd.	429,379	1,378,333
The Hachijuni Bank Ltd.	372,145	1,226,046
The Hokkoku Bank Ltd.	20,966	517,951
The Hyakugo Bank Ltd.	155,084	439,604
The Hyakujushi Bank Ltd.	30,561	447,199
The Iyo Bank Ltd.	188,651	1,090,755
The Japan Steel Works Ltd.	78,263	1,998,079
The Japan Wool Textile Co., Ltd.	73,115	620,386
The Juroku Bank Ltd.	34,518	638,586
The Keiyo Bank Ltd.	148,449	599,147
The Kiyo Bank Ltd.	40,486	547,211
The Musashino Bank Ltd.	41,492	613,384
The Nanto Bank Ltd.	27,566	468,834
The Nisshin Oillio Group Ltd.	44,974	1,329,717
The Ogaki Kyoritsu Bank Ltd.	29,115	549,835
The Okinawa Electric Power Co., Inc.	76,932	1,028,985
The Pack Corp.	15,488	375,061
The San-In Godo Bank Ltd.	141,748	645,277
The Shiga Bank Ltd.	30,791	602,294
The Shizuoka Bank Ltd.	306,855	2,240,785
The Sumitomo Warehouse Co., Ltd.	72,760	999,818
THK Co., Ltd.	95,201	3,069,415
Toa Corp.	38,123	810,838
Toagosei Co., Ltd.	159,949	1,740,012
Tobishima Corp.	46,090	475,003
Toda Corp.	300,523	2,053,508
Toei Co., Ltd.	3,871	771,003
Toho Co., Ltd.	56,856	2,134,635
Toho Zinc Co., Ltd. *	52,923	1,133,071
Tokai Carbon Co., Ltd.	141,898	1,919,232
TOKAI Holdings Corp.	125,609	1,081,129
Tokai Rika Co., Ltd.	145,998	2,372,091
Tokai Tokyo Financial Holdings, Inc.	302,621	1,025,401

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Token Corp.	13,758	1,079,565
Tokuyama Corp.	96,357	2,402,142
Tokyo Century Corp.	24,090	1,569,219
Tokyo Dome Corp. *	15,288	185,970
Tokyo Ohka Kogyo Co., Ltd.	21,618	1,270,215
Tokyo Seimitsu Co., Ltd.	29,775	1,293,958
Tokyo Steel Manufacturing Co., Ltd.	135,138	890,434
Tokyo Tatemono Co., Ltd.	157,374	2,231,951
Tokyu Construction Co., Ltd.	176,485	879,609
TOMONY Holdings, Inc.	136,994	389,611
Tomy Co., Ltd.	123,675	1,145,741
Topcon Corp.	115,218	1,448,066
Toppan Forms Co., Ltd.	85,583	817,754
Topre Corp.	119,218	1,698,638
Topy Industries Ltd. *	90,603	1,180,373
Toshiba TEC Corp.	26,522	970,864
Totetsu Kogyo Co., Ltd.	35,707	859,998
Towa Pharmaceutical Co., Ltd.	25,372	499,153
Toyo Construction Co., Ltd.	142,247	727,657
Toyo Ink SC Holdings Co., Ltd.	82,877	1,471,001
Toyo Tire Corp.	139,421	2,430,118
Toyobo Co., Ltd.	166,376	2,095,707
Toyota Boshoku Corp.	175,205	2,716,714
TPR Co., Ltd.	90,130	1,244,427
Trancom Co., Ltd.	8,398	641,634
Transcosmos, Inc.	32,746	820,955
Trend Micro, Inc.	40,244	1,934,009
Trusco Nakayama Corp.	43,359	1,033,307
TSI Holdings Co., Ltd. *	285,052	700,991
Tsubaki Nakashima Co., Ltd.	61,126	747,006
Tsubakimoto Chain Co.	73,135	1,979,738
Tsukishima Kikai Co., Ltd.	37,401	433,548
Tsumura & Co.	46,220	1,451,154
TV Asahi Holdings Corp.	37,782	724,504
UACJ Corp.	84,936	1,959,571
Uchida Yoko Co., Ltd.	9,777	412,499
Ulvac, Inc.	48,851	2,194,031
Unipres Corp.	229,595	1,971,836
United Arrows Ltd.	61,883	1,169,818
United Super Markets Holdings, Inc. (b)	166,788	1,665,688
Ushio, Inc.	116,811	1,456,026
USS Co., Ltd.	72,168	1,371,016
Valor Holdings Co., Ltd.	91,772	1,938,979
Vital KSK Holdings, Inc.	102,701	755,750
VT Holdings Co., Ltd.	175,745	691,169
Wacoal Holdings Corp.	83,637	1,783,586
Wacom Co., Ltd.	97,533	704,903
Warabeya Nichiyo Holdings Co., Ltd.	60,529	891,970
Welcia Holdings Co., Ltd.	43,885	1,402,557
World Co., Ltd.	42,351	533,462
Xebio Holdings Co., Ltd.	93,927	794,333
YAMABIKO Corp.	62,197	648,591
Yamaguchi Financial Group, Inc.	225,240	1,386,873
Yamato Kogyo Co., Ltd.	42,799	1,066,159
Yamazen Corp.	160,502	1,428,157
Yaoko Co., Ltd.	16,933	1,037,850
Yellow Hat Ltd.	45,161	706,621
Yodogawa Steel Works Ltd.	64,564	1,329,580
Yokogawa Bridge Holdings Corp.	32,204	585,198
Yokohama Reito Co., Ltd.	73,802	607,512
Yondoshi Holdings, Inc.	31,689	548,475
Yoshinoya Holdings Co., Ltd. *(b)	50,857	1,001,960
Yuasa Trading Co., Ltd.	44,152	1,218,801
Zenkoku Hosho Co., Ltd.	14,573	668,191
Zensho Holdings Co., Ltd.	57,962	1,543,441
Zeon Corp.	182,774	2,676,248
ZERIA Pharmaceutical Co., Ltd.	26,529	497,263
Security	Number of Shares	Value ($)
Zojirushi Corp.	32,590	525,527
ZOZO, Inc.	23,535	735,607
		695,553,370

Luxembourg 0.0%
Espirito Santo Financial Group S.A. *(a)	8,470	—

Netherlands 1.8%
Accell Group N.V. *	22,126	821,810
Adyen N.V. *	376	874,441
AMG Advanced Metallurgical Group N.V.	28,780	1,056,728
Arcadis N.V. *	81,888	2,806,933
ASM International N.V.	13,559	3,679,989
BE Semiconductor Industries N.V.	27,446	2,078,124
Brunel International N.V. *	65,518	717,322
Corbion N.V.	34,877	1,993,917
Eurocommercial Properties N.V. *	56,114	1,198,757
Flow Traders	14,983	614,335
ForFarmers N.V.	99,620	660,216
Fugro N.V. CVA *	166,483	1,775,247
GrandVision N.V. *	23,436	716,855
IMCD N.V.	15,826	1,958,419
Intertrust N.V. *	54,505	893,135
Koninklijke BAM Groep N.V. *	795,574	2,147,645
Koninklijke Vopak N.V.	35,509	1,702,914
OCI N.V. *	59,594	1,287,566
PostNL N.V. *	759,804	3,249,087
Prosus N.V. *	5,597	666,184
SBM Offshore N.V.	143,543	2,558,604
Sligro Food Group N.V. *	88,530	2,127,663
TKH Group N.V.	39,371	1,974,622
TomTom N.V. *	60,886	574,969
Van Lanschot Kempen N.V. *	30,432	792,328
Wereldhave N.V. *(b)	80,922	1,363,337
		40,291,147

New Zealand 0.9%
Air New Zealand Ltd. *	1,764,854	2,040,328
Auckland International Airport Ltd. *	263,365	1,445,769
Chorus Ltd.	273,235	1,567,499
EBOS Group Ltd.	97,742	2,021,890
Fisher & Paykel Healthcare Corp., Ltd.	69,726	1,482,909
Genesis Energy Ltd.	502,372	1,276,635
Infratil Ltd.	275,440	1,474,005
Kiwi Property Group Ltd.	766,700	666,174
Mercury NZ Ltd.	383,583	1,687,364
Meridian Energy Ltd.	559,306	2,318,026
Ryman Healthcare Ltd.	51,184	545,213
SKY Network Television Ltd. *	11,343,919	1,369,195
SKYCITY Entertainment Group Ltd. *	729,025	1,611,425
Z Energy Ltd. *	813,548	1,614,878
		21,121,310

Norway 1.6%
Aker A.S.A., A Shares	32,481	2,621,260
Aker BP A.S.A.	59,873	1,566,348
Aker Solutions A.S.A. *	910,828	1,390,779
Austevoll Seafood A.S.A.	120,071	1,387,258
Bakkafrost P/F *	14,507	1,037,658
Bonheur A.S.A.	35,442	936,258
BW Energy Ltd. *	41,978	122,639
BW LPG Ltd.	169,114	1,011,306
BW Offshore Ltd.	139,803	572,069
DNO A.S.A. *	1,007,421	952,441

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Elkem A.S.A.	369,069	1,306,227
Entra A.S.A.	56,975	1,193,485
Europris A.S.A.	139,120	821,441
Frontline Ltd.	64,504	438,915
Gjensidige Forsikring A.S.A.	81,302	1,878,669
Kongsberg Gruppen A.S.A.	44,819	921,152
Leroy Seafood Group A.S.A.	199,681	1,616,090
Norwegian Finans Holding A.S.A. *	67,566	600,186
PGS A.S.A. *	2,832,669	1,847,879
Salmar A.S.A.	25,930	1,717,426
Schibsted A.S.A., B Shares *	24,216	837,381
Schibsted A.S.A., Class A *	19,699	802,188
SpareBank 1 Nord Norge	117,381	1,048,142
SpareBank 1 SMN	111,054	1,289,526
SpareBank 1 SR-Bank A.S.A. *	116,717	1,353,928
Storebrand A.S.A. *	275,381	2,369,453
TGS Nopec Geophysical Co. A.S.A.	116,093	1,832,657
Tomra Systems A.S.A.	21,023	905,170
Veidekke A.S.A.	122,819	1,611,536
XXL A.S.A. *	355,198	803,444
		36,792,911

Poland 1.0%
Alior Bank S.A. *	221,391	1,294,538
Asseco Poland S.A.	107,574	1,923,440
Bank Handlowy w Warszawie S.A. *	47,535	497,709
Bank Millennium S.A. *	642,917	712,511
CCC S.A. *	32,697	834,630
Cyfrowy Polsat S.A.	238,244	1,829,301
Enea S.A. *	981,233	1,717,579
Eurocash S.A. *	177,460	612,210
Grupa Azoty S.A. *	157,485	1,270,518
Jastrzebska Spolka Weglowa S.A. *	236,136	2,236,597
LPP S.A. *	413	867,624
mBank S.A. *	10,359	616,289
Orange Polska S.A. *	1,136,950	1,927,577
Santander Bank Polska S.A. *	23,778	1,343,130
Tauron Polska Energia S.A. *	5,933,468	4,077,985
		21,761,638

Portugal 0.3%
Banco Espirito Santo S.A. *(a)	45,383	—
CTT-Correios de Portugal S.A. *	309,412	938,911
EDP Renovaveis S.A.	39,493	867,652
Mota-Engil, SGPS, S.A. *(b)	358,816	637,617
NOS, SGPS S.A.	328,315	1,105,463
REN - Redes Energeticas Nacionais, SGPS, S.A.	335,742	925,079
Sonae, SGPS, S.A.	2,050,963	1,692,832
The Navigator Co. S.A. *	470,021	1,604,278
		7,771,832

Republic of Korea 7.4%
AK Holdings, Inc.	31,381	872,858
AMOREPACIFIC Group	34,317	1,976,244
Asiana Airlines, Inc. *	85,903	1,131,611
BGF retail Co., Ltd.	8,210	1,161,896
Celltrion, Inc. *	5,481	1,451,355
Cheil Worldwide, Inc.	67,629	1,170,791
CJ ENM Co., Ltd.	10,558	1,299,663
CJ Logistics Corp. *	7,804	1,139,169
Com2uSCorp	6,252	770,162
Daesang Corp. *	41,951	931,622
Daewoo Engineering & Construction Co., Ltd. *	508,084	2,654,609
Security	Number of Shares	Value ($)
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	87,509	1,982,291
Daou Technology, Inc.	27,967	677,083
DB HiTek Co., Ltd.	23,821	1,195,821
DGB Financial Group, Inc.	340,939	2,145,473
Dongkuk Steel Mill Co., Ltd.	385,935	3,088,167
Doosan Bobcat, Inc. *	36,156	1,041,074
Doosan Co., Ltd.	31,828	1,321,563
Doosan Infracore Co., Ltd. *	359,782	2,517,033
Fila Holdings Corp.	22,462	799,715
Green Cross Corp.	3,204	1,079,407
Green Cross Holdings Corp.	22,662	748,340
GS Engineering & Construction Corp.	121,636	3,935,442
GS Home Shopping, Inc.	6,005	726,907
GS Retail Co., Ltd.	43,096	1,388,585
Handsome Co., Ltd.	20,697	684,373
Hanjin Transportation Co., Ltd. *	20,757	781,505
Hanon Systems	135,687	1,865,923
Hansol Paper Co., Ltd.	52,875	616,522
Hanssem Co., Ltd. *	8,633	764,560
Hanwha Aerospace Co., Ltd. *	47,270	1,552,526
Hanwha Life Insurance Co., Ltd.	1,637,614	4,671,609
Harim Holdings Co., Ltd.	124,499	961,862
HDC Holdings Co., Ltd. *	72,526	706,862
Hite Jinro Co., Ltd. *	22,720	692,621
HMM Co., Ltd. *	260,820	4,410,841
Hotel Shilla Co., Ltd.	20,408	1,482,237
Huchems Fine Chemical Corp.	31,984	651,921
Hyosung Corp. *	12,512	892,044
Hyundai Construction Equipment Co., Ltd. *	75,083	2,502,767
Hyundai Corp.	60,843	939,587
Hyundai Department Store Co., Ltd.	28,124	2,052,664
Hyundai Electric & Energy System Co., Ltd. *	54,773	860,475
Hyundai Elevator Co., Ltd. *	17,916	687,298
Hyundai Greenfood Co., Ltd.	129,722	1,046,089
Hyundai Home Shopping Network Corp.	10,320	730,254
Hyundai Mipo Dockyard Co., Ltd. *	21,716	1,043,760
Hyundai Rotem Co., Ltd. *	37,569	655,409
Hyundai Wia Corp.	75,469	5,179,048
iMarketKorea, Inc.	94,867	727,018
IS Dongseo Co., Ltd. *	23,012	1,099,906
JB Financial Group Co., Ltd.	250,631	1,300,560
Kakao Corp.	3,695	1,604,949
Kangwon Land, Inc. *	90,409	1,947,395
KCC Corp.	10,646	1,890,411
KEPCO Plant Service & Engineering Co., Ltd. *	30,776	735,501
Kolon Corp.	36,163	730,663
Kolon Industries, Inc.	61,777	3,024,241
Korea Aerospace Industries Ltd. *	47,965	1,413,121
Korea Electric Terminal Co., Ltd.	16,254	1,150,150
Korea Investment Holdings Co., Ltd. *	23,055	1,791,457
Korea PetroChemical Ind Co., Ltd. *	9,737	3,150,333
Korean Reinsurance Co.	188,708	1,320,200
Kumho Petrochemical Co., Ltd. *	25,272	4,746,232
Kumho Tire Co., Inc. *	241,361	853,948
LF Corp.	76,574	1,053,020
LG Hausys Ltd.	23,569	1,499,941
LG HelloVision Co., Ltd.	147,611	593,860
LG Innotek Co., Ltd.	18,663	3,305,685
LG International Corp.	164,461	3,996,249
Lotte Chilsung Beverage Co., Ltd. *	6,051	616,680
LOTTE Fine Chemical Co., Ltd.	24,651	1,171,663
LOTTE Himart Co., Ltd.	65,632	2,187,733
LS Corp.	65,058	4,047,667
LS Electric Co., Ltd.	23,841	1,220,167

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Mando Corp. *	74,939	4,168,836
Meritz Financial Group, Inc.	82,293	897,276
Meritz Fire & Marine Insurance Co., Ltd.	144,130	2,065,414
Meritz Securities Co., Ltd.	247,399	827,966
Mirae Asset Daewoo Co., Ltd.	165,220	1,373,525
NCSoft Corp.	2,823	2,351,872
Nexen Tire Corp. *	123,267	923,817
NH Investment & Securities Co., Ltd. *	88,449	854,180
NongShim Co., Ltd.	4,084	999,644
OCI Co., Ltd. *	43,284	4,815,754
Orion Corp.	11,273	1,289,346
Ottogi Corp.	1,236	616,075
Pan Ocean Co., Ltd.	240,693	1,225,424
Partron Co., Ltd.	62,314	621,199
Poongsan Corp.	71,530	2,330,216
S&T Motiv Co., Ltd.	11,686	652,169
S-1 Corp.	16,268	1,201,819
Samsung Card Co., Ltd.	43,974	1,289,669
Samsung Engineering Co., Ltd. *	100,566	1,154,696
Samsung Securities Co., Ltd.	34,548	1,123,925
Seoul Semiconductor Co., Ltd.	45,811	807,350
Seoyon E-Hwa Co., Ltd. *	148,477	938,306
SFA Engineering Corp.	17,961	678,633
Shinsegae, Inc.	8,418	2,000,539
SK Chemicals Co., Ltd.	5,871	1,970,064
SK Gas Ltd.	14,135	1,152,440
SKC Co., Ltd.	16,507	1,726,366
Sungwoo Hitech Co., Ltd.	362,657	2,111,061
Taekwang Industrial Co., Ltd. *	2,152	1,804,347
Taeyoung Engineering & Construction Co., Ltd.	22,664	239,046
TY Holdings Co., Ltd. *	22,022	480,231
WONIK IPS Co., Ltd.	18,921	837,846
Youngone Corp.	43,015	1,608,037
Yuhan Corp.	19,697	1,086,973
		169,042,449

Singapore 1.5%
Ascendas Real Estate Investment Trust	737,909	1,631,535
CapitaLand Integrated Commercial Trust	1,120,498	1,769,607
City Developments Ltd.	362,019	2,003,805
Genting Singapore Ltd.	3,996,136	2,569,524
Golden Agri-Resources Ltd.	23,147,395	3,342,333
Keppel Infrastructure Trust	1,864,023	764,001
Mapletree Commercial Trust	414,074	635,264
Mapletree Industrial Trust	303,229	606,595
Mapletree Logistics Trust	460,430	640,592
Mapletree North Asia Commercial Trust	852,231	615,283
SATS Ltd. *	507,223	1,678,410
Sembcorp Industries Ltd.	2,074,549	2,699,083
Sembcorp Marine Ltd. *	11,500,637	1,323,304
Singapore Exchange Ltd.	232,595	1,747,480
Singapore Post Ltd.	1,648,905	861,840
Singapore Press Holdings Ltd.	2,273,773	2,393,985
Singapore Technologies Engineering Ltd.	890,433	2,517,882
StarHub Ltd.	946,875	904,363
Suntec Real Estate Investment Trust	579,596	632,033
UOL Group Ltd.	235,432	1,308,448
Venture Corp., Ltd.	203,154	2,933,411
		33,578,778

Spain 1.4%
Abengoa S.A., B Shares *(a)	192,522,094	724,418
Almirall S.A.	42,990	576,603
Applus Services S.A. *	159,554	1,651,976
Cellnex Telecom S.A.	15,198	831,052
Security	Number of Shares	Value ($)
Cia de Distribucion Integral Logista Holdings S.A.	49,003	952,867
Cie Automotive S.A.	39,630	1,094,822
Construcciones y Auxiliar de Ferrocarriles S.A.	15,010	668,642
Distribuidora Internacional de Alimentacion S.A. *	4,955,712	727,844
Ebro Foods S.A.	73,737	1,596,715
Ence Energia y Celulosa S.A. *	170,372	879,096
Ercros S.A.	191,092	560,153
Euskaltel S.A.	70,030	702,120
Faes Farma S.A.	135,455	603,404
Gestamp Automocion S.A. *	400,927	2,190,877
Indra Sistemas S.A. *	65,980	582,630
Inmobiliaria Colonial Socimi S.A.	57,675	565,648
Liberbank S.A. *	1,926,080	603,172
Mediaset Espana Comunicacion S.A. *	399,531	2,410,205
Melia Hotels International S.A. *	166,424	1,414,038
Merlin Properties Socimi S.A.	97,434	1,015,308
Obrascon Huarte Lain S.A. *(b)	875,907	623,021
Prosegur Cash S.A.	496,039	475,653
Prosegur Cia de Seguridad S.A.	507,065	1,571,924
Sacyr S.A.	404,730	1,027,719
Siemens Gamesa Renewable Energy S.A.	83,317	3,114,809
Tecnicas Reunidas S.A. *(b)	50,549	741,799
Unicaja Banco S.A. *	2,239,666	1,973,636
Viscofan S.A.	21,994	1,555,060
Zardoya Otis S.A.	95,912	621,672
		32,056,883

Sweden 3.6%
AAK AB	79,407	1,710,539
AddTech AB, B shares	51,459	753,498
AF Poyry AB *	44,698	1,222,795
Annehem Fastigheter AB, B Shares *	51,468	166,656
Arjo AB, B Shares	125,329	915,338
Attendo AB *	114,619	631,216
Axfood AB	84,628	2,027,018
Beijer Ref AB	13,937	592,979
Betsson AB *	122,617	1,003,550
Bilia AB, A Shares *	103,660	1,396,925
BillerudKorsnas AB	171,004	3,148,268
Bonava AB, B Shares *	147,837	1,583,069
Bravida Holding AB	114,186	1,457,214
Castellum AB	76,033	1,783,134
Clas Ohlson AB, B Shares *	59,980	541,956
Cloetta AB, B Shares	208,842	576,795
Concentric AB	28,595	631,806
Coor Service Management Holding AB *	84,545	589,795
Dometic Group AB *	173,534	2,404,657
Elekta AB, B Shares	110,490	1,497,516
Fabege AB	54,044	755,642
Fastighets AB Balder, B Shares *	11,358	547,341
Getinge AB, B Shares	111,657	2,840,573
Granges AB *	107,862	1,377,792
Hexpol AB	195,231	2,105,681
Holmen AB, B Shares	48,126	2,127,831
Industrivarden AB, A Shares *	61,258	2,187,760
Industrivarden AB, C Shares *	44,496	1,477,356
Indutrade AB *	81,774	1,876,886
Intrum AB	49,955	1,397,534
Inwido AB *	62,590	955,231
JM AB	74,579	2,623,551
Kinnevik AB, B Shares *	68,118	3,182,046
Kungsleden AB	79,135	815,363
L E Lundbergfortagen AB, B Shares *	31,508	1,576,131
Lifco AB, B Shares	9,385	897,151

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Lindab International AB	56,323	1,236,409
Loomis AB	82,761	2,175,406
Lundin Energy AB	51,981	1,689,981
Mekonomen AB *	58,785	780,292
Modern Times Group MTG AB, B Shares *	47,497	698,876
NCC AB, B Shares	98,028	1,634,948
Nibe Industrier AB, B Shares	52,673	1,663,569
Nobia AB *	210,164	1,541,184
Nolato AB, B Shares *	7,063	634,401
Nordic Entertainment Group AB, B Shreas *	20,551	938,974
Pandox AB *	46,380	828,204
Peab AB *	238,385	2,840,721
Ratos AB, B Shares	462,066	2,337,806
Resurs Holding AB *	108,173	599,323
Saab AB, B Shares *	67,316	1,790,264
SAS AB *(b)	3,544,705	765,478
Scandic Hotels Group AB *(b)	234,172	1,098,365
Svenska Cellulosa AB SCA, B Shares *	212,620	3,676,510
Sweco AB, B Shares	57,909	836,913
Swedish Orphan Biovitrum AB *	27,736	454,667
Thule Group AB *	37,531	1,577,177
Wallenstam AB, B Shares	34,782	490,255
Wihlborgs Fastigheter AB	35,134	683,432
		82,351,748

Switzerland 3.3%
Allreal Holding AG	6,219	1,265,370
ALSO Holding AG *	3,308	900,720
ams AG *	54,376	1,284,170
Arbonia AG *	52,854	890,922
Aryzta AG *	2,924,443	2,519,679
Autoneum Holding AG *	8,109	1,459,136
Banque Cantonale Vaudoise	9,156	964,854
Barry Callebaut AG	1,300	2,826,025
Belimo Holding AG	98	717,707
BKW AG	11,090	1,237,258
Bobst Group S.A.	8,374	566,561
Bucher Industries AG	4,981	2,415,397
Burckhardt Compression Holding AG	2,074	762,887
Cembra Money Bank AG	11,180	1,170,115
Conzzeta AG	856	1,193,275
Daetwyler Holding AG	3,747	1,138,214
dormakaba Holding AG	1,624	992,016
Dufry AG *	63,155	4,336,369
Emmi AG	1,184	1,177,068
EMS-Chemie Holding AG	2,095	1,862,891
Flughafen Zuerich AG *	10,662	1,891,436
Forbo Holding AG	516	894,864
Galenica AG	34,717	2,241,477
GAM Holding AG *	612,224	1,623,039
Helvetia Holding AG	23,709	2,611,054
Huber & Suhner AG	12,972	1,004,460
Implenia AG	28,168	909,167
Ina Invest Holding AG *	8,494	182,021
Inficon Holding AG	676	746,714
Komax Holding AG *(b)	2,840	738,469
Landis & Gyr Group AG *	20,297	1,414,714
Logitech International S.A.	38,288	4,103,283
Mobimo Holding AG *	2,546	797,295
OC Oerlikon Corp. AG	180,902	1,962,286
Partners Group Holding AG	2,626	3,163,209
PSP Swiss Property AG	8,204	982,341
Rieter Holding AG	6,134	738,546
Schweiter Technologies AG	688	1,165,793
SFS Group AG	11,047	1,387,434
Security	Number of Shares	Value ($)
Siegfried Holding AG *	1,332	1,043,913
SIG Combibloc Group AG *	90,098	2,004,389
St. Galler Kantonalbank AG	977	457,041
Stadler Rail AG (b)	16,090	806,899
Straumann Holding AG	1,155	1,402,126
Sulzer AG	18,491	2,079,293
Tecan Group AG	1,933	816,075
Temenos AG	6,519	883,914
u-blox Holding AG *	7,248	572,442
Valiant Holding AG	7,821	784,433
Valora Holding AG *	6,689	1,533,158
VAT Group AG	5,515	1,540,033
Vetropack Holding AG *	7,731	487,618
Vifor Pharma AG	15,933	1,990,525
Vontobel Holding AG	11,092	846,633
Zur Rose Group AG *	2,464	1,167,631
		76,654,359

United Kingdom 10.8%
888 Holdings plc	230,673	957,837
AA plc *	3,787,079	1,847,857
AG Barr plc *	69,473	486,623
Airtel Africa plc	971,347	1,082,359
Ascential plc *	131,269	656,294
Ashmore Group plc	140,699	811,238
Auto Trader Group plc *	120,033	923,336
Avast plc	73,336	473,694
B&M European Value Retail S.A.	426,307	3,256,654
Bank of Georgia Group plc *	39,546	551,787
Beazley plc *	320,875	1,551,313
Biffa plc *	227,421	810,792
Big Yellow Group plc	34,888	553,618
Bodycote plc	205,486	2,077,108
Brewin Dolphin Holdings plc	192,426	789,606
Britvic plc	165,875	1,877,311
C&C Group plc *	304,720	1,097,025
Capita plc *	3,769,234	2,384,044
Card Factory plc *	1,807,906	1,166,503
Centamin plc	863,638	1,220,131
Cineworld Group plc *(b)	1,759,868	2,415,200
Clarkson plc	15,320	544,040
Close Brothers Group plc	130,637	2,840,109
Coats Group plc *	1,114,497	969,187
Computacenter plc	53,908	1,572,194
ConvaTec Group plc	595,454	1,568,439
Costain Group plc *(b)	831,636	715,067
Countryside Properties plc *	250,990	1,633,834
Cranswick plc	38,685	1,839,990
Crest Nicholson Holdings plc *	514,658	2,311,175
Daily Mail & General Trust plc N.V., Class A	169,628	2,134,413
Dechra Pharmaceuticals plc	12,564	602,505
Derwent London plc	23,177	1,072,565
DFS Furniture plc *	310,266	939,141
Dignity plc *	96,902	692,296
Diploma plc	32,718	1,060,324
Domino's Pizza Group plc	140,890	603,148
Dunelm Group plc *	46,575	818,515
Electrocomponents plc	220,614	2,991,874
Elementis plc *	994,545	1,753,388
Entain plc *	128,120	2,531,032
Equiniti Group plc *	332,821	660,751
Essentra plc *	362,988	1,486,957
Ferrexpo plc	443,594	2,078,874
Forterra plc *	193,285	699,901
Frasers Group plc *	253,642	1,663,863
Fresnillo plc	87,530	1,113,619

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Games Workshop Group plc	6,311	843,077
Genus plc	14,036	988,055
Grafton Group plc	277,535	3,839,477
Grainger plc	181,545	682,263
Great Portland Estates plc	97,796	927,567
Greencore Group plc *	773,295	1,642,258
Greggs plc *	70,741	2,063,118
Halfords Group plc *	661,622	2,677,916
Halma plc	70,431	2,232,307
Hammerson plc	3,777,680	1,379,548
Hargreaves Lansdown plc	51,808	1,094,098
Hikma Pharmaceuticals plc	49,251	1,539,662
Hill & Smith Holdings plc	47,149	838,490
Hiscox Ltd. *	204,007	2,692,499
HomeServe plc	81,789	1,190,376
Howden Joinery Group plc *	329,921	3,211,312
Hunting plc	324,213	1,143,178
Ibstock plc *	380,707	1,135,857
IG Group Holdings plc	235,175	2,561,339
Indivior plc *	1,309,486	2,352,570
Intermediate Capital Group plc	109,640	2,653,411
Intu Properties plc *(a)(b)	11,806,310	87,946
IWG plc *	479,127	2,411,524
J.D. Wetherspoon plc *	74,204	1,282,284
JD Sports Fashion plc *	126,152	1,464,603
John Laing Group plc	232,077	978,593
Jupiter Fund Management plc	563,457	2,327,072
Just Group plc *	1,776,762	2,246,862
KAZ Minerals plc	127,850	1,491,824
Keller Group plc	170,857	1,875,171
Kier Group plc *(b)	1,667,057	2,016,067
Lancashire Holdings Ltd.	161,410	1,387,855
Man Group plc	1,461,474	3,062,889
Marshalls plc *	80,758	770,031
Marston's plc *	1,575,165	2,106,442
Mediclinic International plc *	383,393	1,529,807
Melrose Industries plc *	1,501,276	3,482,133
Mitchells & Butlers plc *	364,873	1,550,793
Moneysupermarket.com Group plc	277,952	1,126,954
Morgan Advanced Materials plc	342,118	1,482,778
Morgan Sindall Group plc	61,219	1,412,241
National Express Group plc *	836,468	3,496,705
Ocado Group plc *	26,479	814,447
OSB Group plc *	161,495	1,001,588
Pagegroup plc *	366,310	2,449,045
Paragon Banking Group plc	186,716	1,172,105
PayPoint plc	59,874	488,866
Petra Diamonds Ltd. *	22,638,263	538,060
Petrofac Ltd. *(b)	768,007	1,399,098
Petropavlovsk plc *	2,073,047	794,142
Pets at Home Group plc	393,903	2,172,024
Phoenix Group Holdings plc	252,621	2,507,646
Playtech plc *	505,271	3,342,778
Plus500 Ltd.	90,547	1,730,538
Polymetal International plc	112,353	2,232,904
Polypipe Group plc *	105,306	811,229
Premier Oil plc *(b)	4,877,194	1,944,042
Provident Financial plc *	725,822	2,847,451
PZ Cussons plc	188,353	645,174
QinetiQ Group plc	424,083	1,771,617
Quilter plc	576,800	1,177,380
Rank Group plc *	251,607	623,340
Rathbone Brothers plc	28,198	607,913
Redde Northgate plc	562,487	2,162,637
Redrow plc	234,479	1,786,648
Renishaw plc *	11,131	894,830
Rhi Magnesita N.V.	19,254	1,056,841
Rightmove plc *	102,446	809,249
Security	Number of Shares	Value ($)
Rotork plc	403,404	2,012,350
Safestore Holdings plc	48,990	547,259
Saga plc *	579,667	3,061,816
Savills plc *	109,986	1,776,061
Schroders plc	53,203	2,605,642
Segro plc	135,529	1,723,918
Senior plc *	1,657,992	2,371,355
Serco Group plc *	597,317	1,085,642
SIG plc *	4,161,869	1,946,941
Signature Aviation plc *	765,288	4,273,379
Softcat plc	28,628	585,964
Spectris plc	79,001	3,351,094
Speedy Hire plc *	641,690	574,174
Spirax-Sarco Engineering plc	15,337	2,296,510
Spire Healthcare Group plc *	675,358	1,384,224
Spirent Communications plc	185,236	609,895
SSP Group plc	448,843	2,161,206
ST Modwen Properties plc	144,878	800,088
St. James's Place plc	183,234	3,007,549
Stagecoach Group plc *	1,744,286	2,267,980
SThree plc *	195,113	911,111
Superdry plc *	427,792	1,590,936
Synthomer plc	260,919	1,677,309
TalkTalk Telecom Group plc	912,316	1,233,418
Ted Baker plc *	314,042	493,945
Telecom Plus plc	40,850	672,784
The Go-Ahead Group plc *	141,234	2,318,173
The Restaurant Group plc *	1,110,936	1,691,435
The Unite Group plc *	45,830	622,168
TI Fluid Systems plc	393,132	1,458,740
TP ICAP Group plc	316,459	1,061,860
Tullow Oil plc *(b)	1,747,706	1,073,172
Tyman plc *	256,404	1,209,865
UDG Healthcare plc	129,501	1,396,843
Ultra Electronics Holdings plc	41,277	1,103,404
Vesuvius plc	318,986	2,323,528
Victrex plc	51,227	1,515,490
Vistry Group plc *	194,004	2,283,817
WH Smith plc *	112,843	3,013,328
William Hill plc *	1,072,806	4,058,705
Wizz Air Holdings plc *	12,580	933,929
Workspace Group plc	48,696	520,827
		248,555,909
Total Common Stock
(Cost $1,935,532,086)		2,275,963,578

Preferred Stock 0.3% of net assets

Germany 0.3%
Draegerwerk AG & Co. KGaA	18,155	1,394,913
Jungheinrich AG	53,547	2,320,334
Sartorius AG	2,131	1,100,343
Schaeffler AG	188,879	1,623,170
Sixt SE	15,946	1,203,896
Total Preferred Stock
(Cost $6,066,027)		7,642,656

Rights 0.0% of net assets

United Kingdom 0.0%
Mitchells & Butlers plc *(a)	194,457	255,558
Total Rights
(Cost $—)		255,558

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Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Other Investment Companies 1.6% of net assets

United States 1.6%
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	2,232,257	2,232,257
Securities Lending Collateral 1.5%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)	33,296,592	33,296,592
Total Other Investment Companies
(Cost $35,528,849)		35,528,849

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 03/19/21	73	7,898,600	(202,115)
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $30,840,773.
(c)	The rate shown is the 7-day yield.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

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Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,701,940,636	$—	$—	$1,701,940,636
Australia	132,869,668	—	1,072,788	133,942,456
Hong Kong	96,956,509	—	— *	96,956,509
Italy	54,728,407	—	10,946	54,739,353
Luxembourg	—	—	— *	—
Portugal	7,771,832	—	— *	7,771,832
Spain	31,332,465	—	724,418	32,056,883
United Kingdom	248,467,963	—	87,946	248,555,909
Preferred Stock[1]	7,642,656	—	—	7,642,656
Rights [1]
United Kingdom	—	—	255,558	255,558
Other Investment Companies[1]	35,528,849	—	—	35,528,849
Liabilities
Futures Contracts[2]	(202,115)	—	—	(202,115)
Total	$2,317,036,870	$—	$2,151,656	$2,319,188,526
*	Level 3 amount shown includes securities determined to have no value at February 28, 2021.
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Fundamental International Small Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2021
Assets
Investments in unaffiliated issuers, at value (cost $1,943,830,370) including securities on loan of $30,840,773		$2,286,094,049
Collateral invested for securities on loan, at value (cost $33,296,592)		33,296,592
Deposit with broker for futures contracts		1,293,600
Foreign currency, at value (cost $2,989,918)		2,978,225
Receivables:
Investments sold		9,671
Dividends		3,945,027
Foreign tax reclaims		1,216,670
Income from securities on loan		210,232
Other assets	+	645
Total assets		2,329,044,711
Liabilities
Collateral held for securities on loan		33,296,592
Payables:
Investments bought		2,047,312
Management fees		684,041
Variation margin on futures contracts	+	101,409
Total liabilities		36,129,354
Net Assets
Total assets		2,329,044,711
Total liabilities	–	36,129,354
Net assets		$2,292,915,357
Net Assets by Source
Capital received from investors		2,124,175,830
Total distributable earnings		168,739,527

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,292,915,357		63,500,000		$36.11

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Schwab Fundamental International Small Company Index ETF
Statement of Operations

For the period March 1, 2020 through February 28, 2021
Investment Income
Dividends received from unaffiliated issuers (net of foreign withholding tax of $4,786,283)		$38,629,693
Securities on loan, net	+	2,384,712
Total investment income		41,014,405
Expenses
Management fees		7,350,837
Professional fees	+	9,705*
Total expenses		7,360,542
Expense reduction by CSIM	-	9,705*
Net expenses	–	7,350,837
Net investment income		33,663,568
Realized and Unrealized Gains (Losses)
Net realized losses on unaffiliated issuers		(89,628,657)
Net realized gains on in-kind redemptions on unaffiliated issuers		74,321,628
Net realized gains on futures contracts		1,604,897
Net realized gains on foreign currency transactions	+	136,682
Net realized losses		(13,565,450)
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		486,819,222
Net change in unrealized appreciation (depreciation) on futures contracts		205,433
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	92,425
Net change in unrealized appreciation (depreciation)	+	487,117,080
Net realized and unrealized gains		473,551,630
Increase in net assets resulting from operations		$507,215,198
*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.

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Schwab Fundamental International Small Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/20-2/28/21		3/1/19-2/29/20
Net investment income		$33,663,568	$50,482,401
Net realized losses		(13,565,450)	(10,362,944)
Net change in unrealized appreciation (depreciation)	+	487,117,080	(164,889,280)
Increase (decrease) in net assets resulting from operations		507,215,198	(124,769,823)
Distributions to Shareholders
Total distributions		($38,178,680)	($57,727,940)

Transactions in Fund Shares
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,400,000	$162,294,485	8,500,000	$269,184,367
Shares redeemed	+	(8,500,000)	(238,718,494)	(900,000)	(28,952,009)
Net transactions in fund shares		(3,100,000)	($76,424,009)	7,600,000	$240,232,358
Shares Outstanding and Net Assets
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		66,600,000	$1,900,302,848	59,000,000	$1,842,568,253
Total increase (decrease)	+	(3,100,000)	392,612,509	7,600,000	57,734,595
End of period		63,500,000	$2,292,915,357	66,600,000	$1,900,302,848

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Schwab Fundamental Emerging Markets Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17
Per-Share Data
Net asset value at beginning of period	$25.54	$28.08	$31.22	$26.06	$17.78
Income (loss) from investment operations:
Net investment income (loss)[1]	0.79	1.02	0.85	0.71	0.49
Net realized and unrealized gains (losses)	4.02	(2.53)	(3.20)	5.06	8.18
Total from investment operations	4.81	(1.51)	(2.35)	5.77	8.67
Less distributions:
Distributions from net investment income	(0.71)	(1.03)	(0.79)	(0.61)	(0.39)
Net asset value at end of period	$29.64	$25.54	$28.08	$31.22	$26.06
Total return	19.12%	(5.74%)	(7.36%)	22.32%	49.03%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.39%	0.46%
Net investment income (loss)	3.11%	3.61%	2.99%	2.48%	2.14%
Portfolio turnover rate[2]	25%	32%	33%	14%	14%
Net assets, end of period (x 1,000)	$3,805,524	$2,574,297	$2,341,576	$2,200,763	$1,011,273

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

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Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 95.5% of net assets

Brazil 5.6%
Ambev S.A.	4,983,848	12,537,757
B3 S.A. - Brasil Bolsa Balcao	400,249	3,899,753
Banco Bradesco S.A.	1,858,699	6,867,086
Banco do Brasil S.A.	2,477,712	12,470,698
Banco Santander Brasil S.A.	741,062	4,971,839
BRF S.A. *	1,225,214	4,757,472
CCR S.A.	1,511,436	3,051,050
Centrais Eletricas Brasileiras S.A.	486,384	2,828,560
Cia Brasileira de Distribuicao	327,675	4,880,097
Cia de Saneamento Basico do Estado de Sao Paulo	431,880	2,851,793
Cia Energetica de Minas Gerais	187,392	491,257
Cielo S.A.	4,761,400	3,075,702
Cogna Educacao *	3,544,594	2,378,730
Embraer S.A. *	2,991,756	6,565,377
IRB Brasil Resseguros S.A.	2,394,228	2,577,649
Itau Unibanco Holding S.A.	919,435	3,855,554
JBS S.A.	2,360,062	10,934,192
Petrobras Distribuidora S.A.	2,196,890	7,852,442
Petroleo Brasileiro S.A.	5,091,723	20,236,973
Suzano S.A. *	419,900	5,512,975
Telefonica Brasil S.A.	953,805	7,530,422
TIM S.A.	1,374,072	3,155,924
Ultrapar Participacoes S.A.	3,309,161	11,471,814
Vale S.A.	4,003,899	67,906,897
		212,662,013

Chile 1.0%
Banco de Chile	44,207,118	4,848,191
Cencosud S.A.	4,375,114	8,575,749
Empresas COPEC S.A.	991,156	11,185,232
Enel Americas S.A.	40,200,561	6,123,169
Falabella S.A.	1,040,388	4,314,509
Latam Airlines Group S.A. *	1,827,960	3,419,731
		38,466,581

China 25.9%
Agile Group Holdings Ltd.	3,010,643	4,253,598
Agricultural Bank of China Ltd., A Shares	14,681,200	7,386,083
Agricultural Bank of China Ltd., H Shares	45,600,272	16,576,894
Alibaba Group Holding Ltd. ADR *	146,945	34,937,643
Anhui Conch Cement Co., Ltd., A Shares	184,500	1,518,744
Anhui Conch Cement Co., Ltd., H Shares	838,144	5,391,453
BAIC Motor Corp., Ltd., H Shares	9,653,814	3,459,635
Baidu, Inc. ADR *	125,884	35,683,079
Bank of China Ltd., A Shares	9,040,500	4,520,355
Bank of China Ltd., H Shares	134,669,255	47,219,782
Security	Number of Shares	Value ($)
Bank of Communications Co., Ltd., A Shares	5,080,600	3,583,160
Bank of Communications Co., Ltd., H Shares	13,749,892	7,763,544
China Cinda Asset Management Co., Ltd., H Shares	20,930,892	4,155,230
China CITIC Bank Corp., Ltd., A Shares	1,350,400	1,089,931
China CITIC Bank Corp., Ltd., H Shares	19,915,320	9,396,259
China Construction Bank Corp., A Shares	1,133,300	1,269,745
China Construction Bank Corp., H Shares	149,554,629	120,108,715
China Everbright Bank Co., Ltd., A Shares	4,418,100	2,795,468
China Everbright Bank Co., Ltd., H Shares	4,840,287	2,096,510
China Evergrande Group	3,830,141	7,840,647
China Hongqiao Group Ltd.	7,451,875	9,241,176
China Huarong Asset Management Co., Ltd., H Shares	58,779,685	6,971,106
China Jinmao Holdings Group Ltd.	5,666,704	2,359,498
China Life Insurance Co., Ltd., A Shares	120,000	614,088
China Life Insurance Co., Ltd., H Shares	2,805,543	5,916,799
China Mengniu Dairy Co., Ltd. *	1,142,686	6,245,675
China Merchants Bank Co., Ltd., A Shares	1,075,600	8,482,166
China Merchants Bank Co., Ltd., H Shares	2,752,451	21,129,439
China Minsheng Banking Corp., Ltd., A Shares	4,747,600	3,795,237
China Minsheng Banking Corp., Ltd., H Shares	12,649,881	7,550,123
China National Building Material Co., Ltd., H Shares	7,476,539	11,334,296
China Oriental Group Co., Ltd.	13,668,315	4,299,237
China Overseas Land & Investment Ltd.	5,122,375	12,968,790
China Pacific Insurance (Group) Co., Ltd., A Shares	318,900	2,174,771
China Pacific Insurance (Group) Co., Ltd., H Shares	1,805,853	8,299,053
China Petroleum & Chemical Corp., A Shares	11,683,700	8,131,899
China Petroleum & Chemical Corp., H Shares	121,798,844	67,357,673
China Railway Group Ltd., H Shares	8,462,728	4,472,814
China Resources Land Ltd.	2,468,752	11,727,396
China Resources Power Holdings Co., Ltd.	6,413,626	7,465,828
China Shenhua Energy Co., Ltd., A Shares	989,900	2,711,594
China Shenhua Energy Co., Ltd., H Shares	6,708,240	12,746,551

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Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
China State Construction Engineering Corp., Ltd., A Shares	6,075,800	4,735,108
China Tower Corp., Ltd., H Shares	25,050,163	3,745,891
China Vanke Co., Ltd., A Shares	629,100	3,213,533
China Vanke Co., Ltd., H Shares	1,465,807	6,216,691
CITIC Ltd.	13,731,264	11,629,539
Country Garden Holdings Co., Ltd.	7,043,510	8,761,996
Dongfeng Motor Group Co., Ltd., H Shares	6,495,656	5,978,715
ENN Energy Holdings Ltd.	358,515	5,495,103
Fosun International Ltd.	3,368,988	5,055,208
GCL-Poly Energy Holdings Ltd. *	86,449,228	31,760,885
Geely Automobile Holdings Ltd.	3,109,502	10,101,317
Great Wall Motor Co., Ltd., A Shares	247,700	1,199,156
Great Wall Motor Co., Ltd., H Shares	3,462,412	10,064,957
Guangzhou R&F Properties Co., Ltd., H Shares	3,279,829	4,380,237
Hengan International Group Co., Ltd.	524,931	3,633,818
Huaneng Power International, Inc., A Shares	1,433,100	891,285
Huaneng Power International, Inc., H Shares	12,882,260	4,400,728
Industrial & Commercial Bank of China Ltd., A Shares	7,605,600	6,302,935
Industrial & Commercial Bank of China Ltd., H Shares	107,845,544	70,345,988
Industrial Bank Co., Ltd., A Shares	1,998,600	7,612,128
JD.com, Inc. ADR *	149,383	14,022,582
Jiangxi Copper Co., Ltd., A Shares	548,200	2,360,360
Jiangxi Copper Co., Ltd., H Shares	4,432,893	10,754,581
Kingboard Holdings Ltd.	1,847,498	8,526,163
Kunlun Energy Co., Ltd.	6,167,027	5,668,289
Legend Holdings Corp., H Shares	2,642,471	3,944,622
Longfor Group Holdings Ltd.	905,927	5,372,020
NetEase, Inc. ADR	94,090	10,335,787
PetroChina Co., Ltd., H Shares	73,065,933	26,184,624
PICC Property & Casualty Co., Ltd., H Shares	11,548,667	8,738,896
Ping An Insurance Group Co. of China Ltd., A Shares	357,800	4,703,412
Ping An Insurance Group Co. of China Ltd., H Shares	2,554,707	31,384,890
Postal Savings Bank of China Co., Ltd., H Shares	7,444,770	5,537,500
SAIC Motor Corp., Ltd., A Shares	1,438,900	4,718,724
Shanghai Pudong Development Bank Co., Ltd., A Shares	3,319,400	5,399,273
Shimao Group Holdings Ltd.	1,416,190	4,664,435
Sinopec Shanghai Petrochemical Co., Ltd., A Shares	1,518,600	867,122
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	13,071,504	3,201,590
Sinopharm Group Co., Ltd., H Shares	2,641,943	6,184,803
Sunac China Holdings Ltd.	927,461	3,969,359
Sunac Services Holdings Ltd. *	71,605	230,765
Tencent Holdings Ltd.	617,124	52,704,164
Vipshop Holdings Ltd. ADR *	227,734	8,499,033
Weichai Power Co., Ltd., A Shares	309,400	1,052,844
Weichai Power Co., Ltd., H Shares	1,477,984	4,324,961
		985,917,701

Colombia 0.2%
Bancolombia S.A.	441,097	3,830,217
Ecopetrol S.A.	8,115,572	5,049,649
		8,879,866

Security	Number of Shares	Value ($)
Czech Republic 0.2%
CEZ A/S	264,041	6,477,070

Egypt 0.1%
Commercial International Bank Egypt SAE GDR	851,476	3,333,529

Greece 0.5%
Alpha Bank AE *	7,208,203	7,218,186
Hellenic Telecommunications Organization S.A.	276,354	4,273,486
Motor Oil Hellas Corinth Refineries S.A.	241,482	3,335,601
Piraeus Financial Holdings S.A. *	2,609,450	2,435,693
		17,262,966

Hungary 0.5%
MOL Hungarian Oil & Gas plc *	1,480,289	10,690,603
OTP Bank Nyrt *	158,721	7,257,281
		17,947,884

India 9.1%
Axis Bank Ltd. *	1,159,298	11,434,431
Bharat Petroleum Corp., Ltd.	2,120,239	12,979,377
Bharti Airtel Ltd.	987,172	7,473,141
Coal India Ltd.	3,129,264	6,481,241
Grasim Industries Ltd.	405,619	6,628,119
HCL Technologies Ltd.	731,299	9,050,553
Hero MotoCorp Ltd.	116,235	5,099,566
Hindalco Industries Ltd.	2,539,301	11,757,463
Hindustan Petroleum Corp., Ltd.	2,769,114	9,136,173
Housing Development Finance Corp., Ltd.	448,706	15,505,804
Indian Oil Corp., Ltd.	10,159,175	13,555,244
Infosys Ltd.	2,228,046	37,999,729
ITC Ltd.	1,947,160	5,401,491
JSW Steel Ltd.	1,594,878	8,582,629
Larsen & Toubro Ltd.	268,626	5,273,090
Mahindra & Mahindra Ltd.	574,043	6,299,357
Maruti Suzuki India Ltd.	77,847	7,273,718
NTPC Ltd.	3,600,382	5,257,141
Oil & Natural Gas Corp., Ltd.	13,461,687	20,334,045
Rajesh Exports Ltd.	739,761	5,119,486
Reliance Industries Ltd.	1,310,354	37,193,119
State Bank of India *	2,540,450	13,487,876
Sun Pharmaceutical Industries Ltd.	626,551	5,069,704
Tata Consultancy Services Ltd.	429,500	16,916,403
Tata Motors Ltd. *	5,775,444	25,381,774
Tata Motors Ltd., A Shares, DVR *	2,339,937	4,098,114
Tata Steel Ltd.	814,069	7,922,453
Vedanta Ltd.	6,284,792	17,729,297
Wipro Ltd.	1,179,690	6,586,743
		345,027,281

Indonesia 1.2%
PT Astra International Tbk	27,157,145	10,298,355
PT Bank Central Asia Tbk	2,206,463	5,198,514
PT Bank Mandiri (Persero) Tbk *	14,863,432	6,419,249

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Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
PT Bank Rakyat Indonesia (Persero) Tbk *	33,037,745	10,927,513
PT Telkom Indonesia (Persero) Tbk	54,793,089	13,428,924
		46,272,555

Kuwait 0.5%
Kuwait Finance House KSCP	1,839,090	4,387,322
Mobile Telecommunications Co. KSCP	2,719,169	5,633,302
National Bank of Kuwait SAKP	3,506,303	9,557,905
		19,578,529

Malaysia 1.6%
Axiata Group Berhad	6,388,072	5,602,880
CIMB Group Holdings Berhad	8,617,220	9,218,669
Genting Berhad	5,077,800	5,783,486
Malayan Banking Berhad	5,757,953	11,423,437
Petronas Chemicals Group Berhad	2,875,400	5,278,375
Public Bank Berhad	10,425,100	10,714,865
Tenaga Nasional Berhad	5,696,600	14,215,110
		62,236,822

Mexico 3.9%
Alfa S.A.B. de C.V., A Shares	12,106,475	6,594,426
America Movil S.A.B. de C.V., Series L	46,205,725	29,587,751
Cemex S.A.B. de C.V. ADR *	4,509,810	29,809,844
Controladora Nemak S.A.B. de C.V. *	12,221,659	1,718,356
Fomento Economico Mexicano S.A.B. de C.V.	2,292,005	15,689,610
Grupo Bimbo S.A.B. de C.V., Series A	2,955,978	5,555,579
Grupo Financiero Banorte S.A.B. de C.V., O Shares *	3,010,679	15,126,465
Grupo Mexico S.A.B. de C.V., Series B	4,014,742	19,071,008
Grupo Televisa S.A.B., Series CPO *	3,483,014	5,185,253
Orbia Advance Corp. S.A.B. de C.V.	2,877,154	6,713,199
Wal-Mart de Mexico S.A.B. de C.V.	4,830,739	13,787,260
		148,838,751

Philippines 0.3%
PLDT, Inc. (a)	192,115	5,109,421
SM Investments Corp. (a)	199,760	4,167,445
		9,276,866

Qatar 0.4%
Ooredoo QPSC	2,347,302	4,963,061
Qatar National Bank QPSC	2,175,470	10,304,622
		15,267,683

Russia 9.6%
Alrosa PJSC	4,904,906	6,547,552
Gazprom PJSC	36,982,102	108,608,179
Inter RAO UES PJSC	83,754,823	5,736,285
LUKOIL PJSC	1,211,325	91,063,688
Magnit PJSC	209,976	13,864,121
MMC Norilsk Nickel PJSC	38,393	12,027,188
Mobile TeleSystems PJSC	1,809,165	7,645,641
Novatek PJSC	582,577	9,991,836
Novolipetsk Steel PJSC	1,895,674	5,693,825
Rosneft Oil Co. PJSC	3,149,821	22,223,590
ROSSETI PJSC	154,526,117	3,520,801
Sberbank of Russia PJSC	10,099,780	36,588,879
Severstal PAO	392,829	7,109,526
Sistema PJSFC	14,666,796	6,850,966
Security	Number of Shares	Value ($)
Surgutneftegas PJSC	14,147,746	6,165,883
Tatneft PJSC	2,322,383	16,341,974
VTB Bank PJSC	10,483,000,000	5,200,890
		365,180,824

Saudi Arabia 2.6%
Al Rajhi Bank	576,576	13,989,712
National Commercial Bank	725,768	9,095,080
Riyad Bank	857,730	4,528,211
Samba Financial Group	576,551	5,188,267
Saudi Arabian Oil Co.	420,736	3,875,864
Saudi Basic Industries Corp.	1,254,478	35,655,874
Saudi Electricity Co.	1,102,140	6,194,670
Saudi Telecom Co.	493,648	15,636,684
Yanbu National Petrochemical Co.	243,647	4,631,924
		98,796,286

South Africa 6.0%
Absa Group Ltd.	1,979,728	15,860,044
AngloGold Ashanti Ltd.	252,959	5,063,439
Aspen Pharmacare Holdings Ltd. *	489,923	4,607,710
Barloworld Ltd. *	1,184,741	7,114,117
Bid Corp., Ltd.	456,356	8,537,326
FirstRand Ltd.	3,921,693	13,028,941
Gold Fields Ltd.	668,538	5,551,784
MTN Group Ltd.	6,900,675	33,117,773
Naspers Ltd., N Shares	31,172	7,240,239
Nedbank Group Ltd.	1,084,304	9,351,663
Old Mutual Ltd.	7,429,143	6,597,143
Remgro Ltd.	561,209	3,839,027
Sanlam Ltd.	1,537,109	6,168,226
Sappi Ltd. *	3,407,068	9,987,543
Sasol Ltd. *	3,554,795	44,224,149
Shoprite Holdings Ltd.	1,204,421	10,581,649
Standard Bank Group Ltd.	2,263,526	19,876,138
The Bidvest Group Ltd.	479,992	5,331,924
Vodacom Group Ltd.	789,981	6,497,703
Woolworths Holdings Ltd.	2,376,250	7,237,198
		229,813,736

Taiwan 21.0%
Acer, Inc.	6,937,470	6,687,768
ASE Technology Holding Co.,Ltd.	5,327,000	19,795,153
Asustek Computer, Inc.	1,821,176	19,877,480
AU Optronics Corp. *	43,597,371	29,584,070
Catcher Technology Co., Ltd.	1,042,000	7,182,982
Cathay Financial Holding Co., Ltd.	6,234,840	9,390,595
Cheng Shin Rubber Industry Co., Ltd.	3,008,000	4,660,091
China Steel Corp.	17,591,088	15,631,610
Chunghwa Telecom Co., Ltd.	3,249,764	12,776,202
Compal Electronics, Inc.	19,067,000	15,197,465
CTBC Financial Holding Co., Ltd.	13,162,809	9,451,797
Delta Electronics, Inc.	1,582,696	15,939,188
Far Eastern New Century Corp.	6,739,061	7,004,607
Far EasTone Telecommunications Co., Ltd.	1,735,588	3,850,977
First Financial Holding Co., Ltd.	5,602,471	4,193,933
Formosa Chemicals & Fibre Corp.	4,698,882	14,508,710
Formosa Petrochemical Corp.	1,988,704	7,140,127
Formosa Plastics Corp.	3,941,704	13,798,264
Foxconn Technology Co., Ltd.	2,282,858	5,737,369
Fubon Financial Holding Co., Ltd.	8,548,116	15,314,639
Hon Hai Precision Industry Co., Ltd.	32,956,928	132,525,839
Innolux Corp. *	55,858,000	34,093,385
Inventec Corp.	8,213,646	7,313,470

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Largan Precision Co., Ltd.	37,700	4,459,977
Lite-On Technology Corp.	3,535,229	7,539,453
MediaTek, Inc.	765,046	24,611,120
Mega Financial Holding Co., Ltd.	6,446,548	6,758,431
Nan Ya Plastics Corp.	6,379,588	16,651,864
Pegatron Corp.	7,325,234	19,619,871
Pou Chen Corp.	5,890,000	6,386,428
President Chain Store Corp.	404,000	3,800,305
Quanta Computer, Inc.	4,093,058	12,491,156
Synnex Technology International Corp.	3,398,178	6,021,006
Taiwan Cement Corp.	4,180,302	6,303,660
Taiwan Mobile Co., Ltd.	1,169,000	4,075,394
Taiwan Semiconductor Manufacturing Co., Ltd.	8,806,352	191,603,961
Uni-President Enterprises Corp.	4,508,796	10,878,416
United Microelectronics Corp.	15,930,931	31,001,040
Walsin Lihwa Corp.	9,432,000	6,298,724
Wistron Corp.	8,327,934	9,568,042
WPG Holdings Ltd.	4,696,880	7,647,554
Yageo Corp.	316,000	6,727,870
Yuanta Financial Holding Co., Ltd.	6,545,960	4,994,225
		799,094,218

Thailand 3.0%
Advanced Info Service PCL NVDR	858,600	4,715,391
Charoen Pokphand Foods PCL NVDR	4,446,400	4,242,044
CP ALL PCL NVDR	2,530,100	4,995,552
Kasikornbank PCL NVDR	1,408,000	6,611,316
Krung Thai Bank PCL NVDR	12,244,600	4,875,898
PTT Exploration & Production PCL NVDR	1,819,100	6,941,978
PTT Global Chemical PCL NVDR	5,537,100	11,529,883
PTT PCL NVDR	27,975,100	37,133,035
Thai Oil PCL NVDR	3,463,900	6,810,555
The Siam Cement PCL NVDR	1,224,000	14,865,903
The Siam Commercial Bank PCL NVDR	3,717,600	12,706,580
		115,428,135

Turkey 1.6%
Akbank T.A.S. *	7,435,196	6,074,048
BIM Birlesik Magazalar A/S	443,736	3,954,024
Eregli Demir ve Celik Fabrikalari T.A.S.	3,702,623	7,282,457
Haci Omer Sabanci Holding A/S	3,225,728	4,557,243
KOC Holding A/S	2,606,871	7,583,753
Turk Hava YollariI AO *	2,394,237	4,354,038
Turkcell Iletisim Hizmetleri A/S	2,932,714	6,266,314
Turkiye Garanti Bankasi A/S *	5,698,861	6,852,769
Turkiye Halk Bankasi A/S *	5,306,637	3,827,246
Turkiye Is Bankasi A/S, Class C *	5,108,008	3,945,657
Turkiye Petrol Rafinerileri A/S *	494,561	6,740,377
		61,437,926

United Arab Emirates 0.7%
Abu Dhabi Commercial Bank PJSC	2,366,309	4,045,688
Emaar Properties PJSC *	7,066,676	6,714,319
Emirates Telecommunications Group Co. PJSC	1,638,499	8,876,885
First Abu Dhabi Bank PJSC	2,031,175	8,128,792
		27,765,684
Total Common Stock
(Cost $2,976,650,119)		3,634,962,906
Security	Number of Shares	Value ($)
Preferred Stock 4.4% of net assets

Brazil 3.2%
Banco Bradesco S.A.	6,970,384	28,766,803
Centrais Eletricas Brasileiras S.A., B Shares	231,002	1,358,311
Companhia Energetica de Minas Gerais	2,369,533	5,085,118
Gerdau S.A.	2,340,806	10,865,980
Itau Unibanco Holding S.A.	8,793,457	40,314,159
Metalurgica Gerdau S.A.	2,668,893	5,545,578
Petroleo Brasileiro S.A.	7,789,821	31,086,321
		123,022,270

Colombia 0.2%
Bancolombia S.A.	755,013	6,472,554

Russia 1.0%
Surgutneftegas PJSC	12,567,805	6,630,608
Tatneft PJSC	228,166	1,505,444
Transneft PJSC	15,595	29,960,811
		38,096,863
Total Preferred Stock
(Cost $183,739,542)		167,591,687

Other Investment Company 0.4% of net assets

United States 0.4%
Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (b)	13,393,049	13,393,049
Total Other Investment Company
(Cost $13,393,049)		13,393,049

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, expires 03/19/21	51	3,412,155	(104,320)
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
DVR —	Differential Voting Rights
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$3,625,686,040	$—	$—	$3,625,686,040
Philippines	—	—	9,276,866	9,276,866
Preferred Stock[1]	167,591,687	—	—	167,591,687
Other Investment Company[1]	13,393,049	—	—	13,393,049
Liabilities
Futures Contracts[2]	(104,320)	—	—	(104,320)
Total	$3,806,566,456	$—	$9,276,866	$3,815,843,322
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2021
Assets
Investments in unaffiliated issuers, at value (cost $3,173,782,710)		$3,815,947,642
Deposit with broker for futures contracts		515,160
Foreign currency, at value (cost $1,475,209)		1,463,749
Receivables:
Dividends		2,455,538
Income from securities on loan	+	527
Total assets		3,820,382,616
Liabilities
Payables:
Management fees		1,155,264
Foreign capital gains tax		13,654,914
Variation margin on futures contracts	+	48,200
Total liabilities		14,858,378
Net Assets
Total assets		3,820,382,616
Total liabilities	–	14,858,378
Net assets		$3,805,524,238
Net Assets by Source
Capital received from investors		3,386,797,569
Total distributable earnings		418,726,669

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,805,524,238		128,400,000		$29.64

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Operations

For the period March 1, 2020 through February 28, 2021
Investment Income
Dividends received from unaffiliated issuers (net of foreign withholding tax of $15,175,575)		$103,423,258
Securities on loan, net	+	94,898
Total investment income		103,518,156
Expenses
Management fees		11,500,249
Professional fees	+	11,464*
Total expenses		11,511,713
Expense reduction by CSIM	-	11,464*
Net expenses	–	11,500,249
Net investment income		92,017,907
Realized and Unrealized Gains (Losses)
Net realized losses on unaffiliated issuers (net of foreign capital gains tax of $8,706)		(121,866,337)
Net realized gains on in-kind redemptions on unaffiliated issuers		4,010,997
Net realized gains on futures contracts		3,918,931
Net realized losses on foreign currency transactions	+	(1,705,853)
Net realized losses		(115,642,262)
Net change in unrealized appreciation (depreciation) on unaffiliated issuers (net of change in foreign capital gains tax of $13,654,914)		652,121,840
Net change in unrealized appreciation (depreciation) on futures contracts		473,784
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	148,752
Net change in unrealized appreciation (depreciation)	+	652,744,376
Net realized and unrealized gains		537,102,114
Increase in net assets resulting from operations		$629,120,021
*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/20-2/28/21		3/1/19-2/29/20
Net investment income		$92,017,907	$92,667,381
Net realized gains (losses)		(115,642,262)	11,066,853
Net change in unrealized appreciation (depreciation)	+	652,744,376	(270,561,241)
Increase (decrease) in net assets resulting from operations		629,120,021	(166,827,007)
Distributions to Shareholders
Total distributions		($87,400,780)	($99,031,790)

Transactions in Fund Shares
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		31,300,000	$765,612,459	24,000,000	$683,687,511
Shares redeemed	+	(3,700,000)	(76,104,258)	(6,600,000)	(185,107,560)
Net transactions in fund shares		27,600,000	$689,508,201	17,400,000	$498,579,951
Shares Outstanding and Net Assets
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		100,800,000	$2,574,296,796	83,400,000	$2,341,575,642
Total increase	+	27,600,000	1,231,227,442	17,400,000	232,721,154
End of period		128,400,000	$3,805,524,238	100,800,000	$2,574,296,796

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Index ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab Fundamental U.S. Broad Market Index ETF	Schwab U.S. Dividend Equity ETF
Schwab Fundamental U.S. Large Company Index ETF	Schwab U.S. REIT ETF
Schwab Fundamental U.S. Small Company Index ETF	Schwab International Equity ETF
Schwab Fundamental International Large Company Index ETF	Schwab International Small-Cap Equity ETF
Schwab Fundamental International Small Company Index ETF	Schwab Emerging Markets Equity ETF
Schwab Fundamental Emerging Markets Large Company Index ETF	Schwab U.S. TIPS ETF
Schwab U.S. Broad Market ETF	Schwab Short-Term U.S. Treasury ETF
Schwab 1000 Index® ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap ETF	Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Large-Cap Value ETF	Schwab 1-5 Year Corporate Bond ETF
Schwab U.S. Mid-Cap ETF	Schwab 5-10 Year Corporate Bond ETF
Schwab U.S. Small-Cap ETF
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). A chart showing the frequency at which each fund’s daily closing market price was at a discount or premium to each fund’s NAV can be found at www.schwabfunds.com.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs) referred to as “underlying funds”. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of February 28, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of February 28, 2021, Schwab Fundamental U.S Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF and Schwab Fundamental International Small Company Index ETF had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of February 28, 2021, are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Pursuant to the Amended and Restated Advisory Agreement (Advisory Agreement) between CSIM and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF generally make distributions from net investment income, if any, quarterly. Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF generally make distributions from net investment income, if any, semiannually. All funds generally make distributions from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of February 28, 2021, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance may be below that of their respective index. Market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Certain funds invest in large-cap company stocks. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Certain funds invest in mid-cap company stocks. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Certain funds invest in small-cap company stocks. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. Certain funds invest in foreign issuers. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to

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Financial Notes (continued)

3. Risk Factors (continued):
the U.S. dollar. Foreign securities also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Certain funds invest in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and record keeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

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Financial Notes (continued)

3. Risk Factors (continued):
Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption, or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to the Advisory Agreement between CSIM and the trust.
For its advisory services to the funds, CSIM is entitled to receive an annual management fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
0.25%	0.25%	0.25%	0.25%	0.39%	0.39%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees on behalf of the funds, subject to reimbursement to the extent the funds are able to successfully recover taxes withheld in the future.
The professional fees incurred by the Schwab Fundamental International Large Company Index ETT, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF were $70,423, $9,705, $11,464 respectively. There were no reimbursements made by the funds to the investment adviser during the period ended February 28, 2021.
As of February 28, 2021, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $84,879 for Schwab Fundamental International Large Company Index ETF, $9,705 for Schwab Fundamental International Small Company Index ETF and $11,464 for Schwab Fundamental Emerging Markets Large Company Index ETF.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board under Rule 17a-7 of the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2021, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Fundamental U.S. Broad Market Index ETF	$14,804,180	($729,058)
Schwab Fundamental U.S. Large Company Index ETF	330,776,542	(23,702,948)
Schwab Fundamental U.S. Small Company Index ETF	154,188,895	(3,926,024)
Schwab Fundamental International Large Company Index ETF	118,097,814	(19,095,575)
Schwab Fundamental International Small Company Index ETF	96,739,923	(9,040,283)
Schwab Fundamental Emerging Markets Large Company Index ETF	47,105,476	219,763
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares. The transfer agent is also responsible for the order-taking function for the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.

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Financial Notes (continued)

7. Borrowing from Banks (continued):
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at February 28, 2021 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2021, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Fundamental U.S. Broad Market Index ETF	$475,497	3
Schwab Fundamental U.S. Large Company Index ETF	10,059,889	62
Schwab Fundamental U.S. Small Company Index ETF	5,714,700	74
Schwab Fundamental International Large Company Index ETF	23,689,268	260
Schwab Fundamental International Small Company Index ETF	8,886,733	99
Schwab Fundamental Emerging Markets Large Company Index ETF	11,021,202	208

9. Purchases and Sales of Investment Securities:
For the period ended February 28, 2021, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Fundamental U.S. Broad Market Index ETF	$33,540,318	$33,926,080
Schwab Fundamental U.S. Large Company Index ETF	673,271,031	680,559,137
Schwab Fundamental U.S. Small Company Index ETF	845,107,957	780,504,768
Schwab Fundamental International Large Company Index ETF	726,459,317	682,447,916
Schwab Fundamental International Small Company Index ETF	454,404,766	458,700,265
Schwab Fundamental Emerging Markets Large Company Index ETF	1,322,150,165	743,740,781

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of a fund.

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Financial Notes (continued)

10. In-Kind Transactions (continued):
The in-kind transactions for the period ended February 28, 2021, were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab Fundamental U.S. Broad Market Index ETF	$19,595,084	$57,575,066
Schwab Fundamental U.S. Large Company Index ETF	985,983,649	1,960,470,271
Schwab Fundamental U.S. Small Company Index ETF	802,107,199	1,341,927,946
Schwab Fundamental International Large Company Index ETF	880,123,871	661,677,153
Schwab Fundamental International Small Company Index ETF	146,363,317	222,088,441
Schwab Fundamental Emerging Markets Large Company Index ETF	143,510,394	35,983,758
For the period ended February 28, 2021, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2021 are disclosed in the funds’ Statements of Operations, if any.

11. Federal Income Taxes
As of February 28, 2021, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Tax cost	$217,985,435	$4,823,252,514	$3,238,010,535	$5,084,003,032	$2,036,649,975	$3,278,582,014
Gross unrealized appreciation	$83,675,089	$1,348,131,468	$1,073,605,391	$1,155,307,583	$503,696,925	$888,908,068
Gross unrealized depreciation	(15,383,411)	(272,251,591)	(211,390,953)	(518,639,740)	(221,158,374)	(351,646,760)
Net unrealized appreciation (depreciation)	$68,291,678	$1,075,879,877	$862,214,438	$636,667,843	$282,538,551	$537,261,308
As of February 28, 2021, the components of distributable earnings on a tax basis were as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Undistributed ordinary income	$835,373	$18,040,278	$—	$34,968,627	$14,170,433	$15,292,072
Net unrealized appreciation (depreciation) on investments	68,291,678	1,075,879,877	862,214,438	636,667,843	282,538,551	537,261,308
Net other unrealized appreciation (depreciation)	—	—	—	(61,566)	24,703	(13,726,583)
Capital loss carryforwards and other losses	(11,797,791)	(207,547,423)	(456,821,302)	(144,716,310)	(127,994,160)	(120,100,128)
Total	$57,329,260	$886,372,732	$405,393,136	$526,858,594	$168,739,527	$418,726,669
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, realization for tax purposes of unrealized appreciation or depreciation on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies “PFIC”, and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.

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Schwab Fundamental Index ETFs
Financial Notes (continued)

11. Federal Income Taxes (continued):
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2021, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
No expiration	$11,797,791	$207,547,423	$456,594,093	$144,716,310	$127,994,160	$120,100,128
Total	$11,797,791	$207,547,423	$456,594,093	$144,716,310	$127,994,160	$120,100,128
For tax purposes, late-year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended February 28, 2021, Schwab Fundamental U.S. Small Company Index ETF had ordinary losses deferred of $227,209 and had no capital loss carryforwards utilized.
The tax basis components of distributions paid during the current and prior fiscal years were:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Current fiscal year end distributions
Ordinary income	$6,024,890	$134,608,220	$51,561,985	$114,361,960	$38,178,680	$87,400,780
Prior fiscal year end distributions
Ordinary income	$6,831,860	$128,120,700	$50,954,980	$150,746,760	$57,727,940	$99,031,790
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations.
As of February 28, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended February 28, 2021, the funds did not incur any interest or penalties.

12. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the funds for the past two fiscal years, the years ended February 28, 2019 and February 29, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the funds’ financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

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Schwab Fundamental Index ETFs
Financial Notes (continued)

13. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Fundamental Index ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF (the “Funds”), six of the funds constituting Schwab Strategic Trust, as of February 28, 2021, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended February 29, 2020 and the financial highlights for each of the four years in the period ended February 29, 2020 were audited by other auditors, whose report, dated April 16, 2020, expressed an unqualified opinion on such statements of changes in net assets and financial highlights.
Basis for Opinions
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
April 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

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Schwab Fundamental Index ETFs
Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the fiscal year ended February 28, 2021, and the respective foreign source income on the funds as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab Fundamental U.S. Broad Market Index ETF	$—	$—
Schwab Fundamental U.S. Large Company Index ETF	—	—
Schwab Fundamental U.S. Small Company Index ETF	—	—
Schwab Fundamental International Large Company Index ETF	12,887,060	147,419,207
Schwab Fundamental International Small Company Index ETF	3,887,970	43,521,248
Schwab Fundamental Emerging Markets Large Company Index ETF	14,672,297	118,610,243
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended February 28, 2021 qualify for the corporate dividends received deduction:
Schwab Fundamental U.S. Broad Market Index ETF	96.97%
Schwab Fundamental U.S. Large Company Index ETF	96.53%
Schwab Fundamental U.S. Small Company Index ETF	81.60%
Schwab Fundamental International Large Company Index ETF	—%
Schwab Fundamental International Small Company Index ETF	—%
Schwab Fundamental Emerging Markets Large Company Index ETF	—%
For the fiscal year ended February 28, 2021, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amount for use in preparing their 2021 income tax return.
Schwab Fundamental U.S. Broad Market Index ETF	$6,024,890
Schwab Fundamental U.S. Large Company Index ETF	134,608,220
Schwab Fundamental U.S. Small Company Index ETF	43,507,710
Schwab Fundamental International Large Company Index ETF	102,851,751
Schwab Fundamental International Small Company Index ETF	28,945,834
Schwab Fundamental Emerging Markets Large Company Index ETF	67,531,658
For the fiscal year ended February 28, 2021, Schwab Fundamental U.S. Small Company Inde ETF designates $8,054,275 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amounts for use in preparing their 2021 income tax return.

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Schwab Fundamental Index ETFs
Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting any of the Funds were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.

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Schwab Fundamental Index ETFs
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None

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Schwab Fundamental Index ETFs
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

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Schwab Fundamental Index ETFs
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Schwab Fundamental Index ETFs
Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
American Depositary Receipt (ADR)  U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg Barclays US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
European Depositary Receipt (EDR)  A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Global Depositary Receipt (GDR)  A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.

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Schwab Fundamental Index ETFs
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Index  An index that selects, ranks, and weights securities by fundamental measures of company size rather than market capitalization. The index measures the performance of the constituent companies by fundamental overall company scores, which are created using as the universe U.S. companies in the FTSE Global Total Cap Index. Securities are grouped in order of decreasing company score and each company receives a weight based on its percentage of the total scores of the companies. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Large Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P Developed ex-U.S. Small Cap Index (Net)  An index composed of the stocks representing the lowest 15% of float-adjusted market cap in each developed market country, excluding the U.S. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

Schwab Fundamental Index ETFs  |  Annual Report

Notes

Notes

Notes

Schwab Fundamental Index ETFs
Schwab ETFs

Schwab ETFs are designed to serve as simple low-cost core investment products for a diversified portfolio. These ETFs seek to provide consistent, repeatable performance through a variety of investment strategies that span the equity and fixed income spectrum. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs
U.S. ETFs
Schwab U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF
International ETFs
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Fixed Income ETFs
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs
1-877-824-5615
© 2021 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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MFR79815-07
00258634

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of twenty-five operational series. Seven series have a fiscal year-end of the last day of February, whose annual financial statements are reported in Item 1, eleven series have a fiscal year-end of August 31and seven series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-five operational series during 2020/2021 and 2019/2020, based on their respective 2020/2021 and 2019/2020 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees		(c) Tax Fees[1]		(d) All Other Fees
Fiscal Year 2020/2021	Fiscal Year 2019/2020	Fiscal Year 2020/2021	Fiscal Year 2019/2020	Fiscal Year 2020/2021	Fiscal Year 2019/2020	Fiscal Year 2020/2021	Fiscal Year 2019/2020
$450,900	$563,669	$0	$0	$77,500	$104,429	$0	$0

[1]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2019/2020:    $4,326,956             2018/2019:$104,429

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit, compliance and valuation committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit, compliance and valuation committee members are Kiran M. Patel, John F. Cogan, Nancy F. Heller and Kimberly S. Patmore.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date:	April 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date:	April 16, 2021

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	April 16, 2021